Exhibit 10.1

First Amendment to

The MSA Agreement

Between Elevance Health, Inc. and American Well Corporation

This First Amendment (“Amendment”) dated and effective as of January 01, 2023 (“Amendment Effective Date”) is by and between Elevance Health, Inc., on behalf of itself and its Affiliates (“Elevance Health”) and American Well Corporation (“Supplier”) and amends that certain MSA Agreement between the parties dated January 01, 2023 (the “Master Agreement”).

RECITALS

WHEREAS, Anthem, Inc. changed its name to Elevance Health, Inc. on June 28, 2022; and

WHEREAS, the parties desire to amend the Master Agreement to update the contracting party names.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and undertakings described in this Amendment, the parties, intending to be legally bound, hereby agree to amend the Master Agreement as follows:

1. Conflict of Terms, Definitions. In the event of a conflict between the terms of this Amendment and the terms of the Master Agreement, the terms of this Amendment shall control. Unless otherwise specified in this Amendment, all capitalized terms shall have the meaning given to them in the Master Agreement.

2. Medicaid Exhibits. All States Medicaid Exhibits are added to the MSA with this Amendment.

3. No Other Modifications. Except as provided herein, the terms and conditions of the Master Agreement shall remain the same, in full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the Amendment Effective Date indicated above.

American Well (“Supplier”)	Elevance Health, Inc. (“Elevance Health”)
s/o Bradford Gay signature Bradford Gay print name General Counsel title	S/o Anar Pathak signature Anar Pathak print name Director, Sourcing title

EXHIBIT “E”

STATE MEDICAID ATTACHMENTS

The following Exhibits are applicable to specific services performed by Supplier/Licensor for any member enrolled in a Medicaid Program in a particular state to which the Exhibit pertains. Notwithstanding the foregoing, the parties hereto acknowledge that (i) neither American Well nor Amwell Medical Group entities are health plans, as such, the parties hereto further acknowledge that all provisions contained in the Exhibits may not be applicable to certain services provided by Suppliers/Licensor as certain provisions are applicable solely to Providers of medical services. Only those provisions applicable to the specific services provided by Supplier/Licensor shall be deemed to be incorporated into the Agreement. State-specific regulatory requirements may be added/updated from time to time without need for additional amendment. American Well reserves the right, in its sole discretion, to terminate a State Medicaid Exhibit upon thirty (30) days written notice if such changes adversely impact American Well. In the following documents, “Subcontractor”, “Contractor” and “Vendor” refer to the “Supplier” or “Licensor” under the Agreement.

Exhibit E-1 Arkansas Medicaid Program Participant Exhibit (03.30.22)

Exhibit E-2 California Medicaid Subcontract Exhibit (10.20.22)

Exhibit E-3 Colorado Medicaid Subcontractor Exhibit (CCHA, LLC) (01.24.19) Exhibit E-4 Simply AHCA Florida Medicaid Subcontract Exhibit (04.11.22) Exhibit E-5 Simply FHK Florida Subcontract Exhibit (03.30.22)

Exhibit E-6 Georgia Medicaid Exhibit (08.10.2022)

Exhibit E-7 Medicaid Exhibit Indiana HHW HIP HCC (03.08.19) Exhibit E-8 Iowa Medicaid Participation Exhibit (07.19.21) Exhibit E-9 Medicaid Exhibit Kentucky (11.02.20)

Exhibit E-10 Medicaid Exhibit Louisiana (12.19.22)

Exhibit E-11 Medicaid Exhibit Maryland (10.4.2022)

Exhibit E-12 Minnesota Medicaid Subcontractor Exhibit (11.10.20) Exhibit E-13 Missouri State-Specific Requirements (06.03.20) Exhibit E-14 Nebraska State-Specific Requirements (06.17.20) Exhibit E-15 Medicaid Exhibit Nevada (11.09.22)

Exhibit E-16 New Jersey Medicaid Subcontract Exhibit (10.14.2022)

Exhibit E-17 New York HealthPlus (Empire) Subcontractor Exhibit (09.21.21) Exhibit E-18 New York Highmark of WNY Subcontractor Exhibit (09.21.21) Exhibit E-19 North Carolina Participation Exhibit and Requirements (10.21.21) Exhibit E-20 Ohio Regulatory Exhibit (12.13.21)

Exhibit E-21 Medicaid Exhibit South Carolina (05.31.22)

Exhibit E-22 Medicaid Exhibit Tennessee – Enrollee Contact (10.04.22) Exhibit E-23 Medicaid Exhibit Tennessee – No Enrollee Contact (10.04.22) Exhibit E-24 Medicaid Tennessee BAA – Utilize for all TN Vendors (09.18.20) Exhibit E-25 Medicaid Exhibit Texas (09.07.22)

Exhibit E-26 Virginia Medicaid Requirements (11.05.21)

Exhibit E-27 Medicaid Exhibit Washington (08.10.22)

Exhibit E-28 District of Columbia (DC) Specific Requirements (10.14.2022)

Exhibit E-29 West Virginia State Specific Requirements (12.19.22)

Exhibit E-30 Medicaid Exhibit Wisconsin (03.04.21)

EXHIBIT E-1

ARKANSAS MEDICAID PROGRAM PARTICIPATION EXHIBIT AND SPECIFIC

REQUIREMENTS

This Arkansas Medicaid Program Participation Exhibit and Specific Requirements (the “Regulatory Exhibit”) will supplement the Agreement (the “Agreement”) between APC PASSE, LLC d/b/a Summit Community Care (“Health Plan”) and Vendor (“Vendor”) effective upon approval and will run concurrently with the terms of the Agreement. This Regulatory Exhibit is limited to the terms and conditions governing the provision of services in the fulfillment of contractual responsibilities to the State of Arkansas (“State”) in the provision of health care services. The provisions set forth in this Regulatory Exhibit shall be deemed to be part of the Program Contract and are intended to comply with legislative and regulatory requirements of the State. To the extent that such laws and regulations are applicable and/or are not otherwise preempted by federal law, the provisions set forth in this Regulatory Exhibit shall apply. The provisions of this Regulatory Exhibit apply with respect to individuals who are enrolled in a Medicaid Program (hereinafter collectively referred to as “Medicaid Members”). These provisions shall also be incorporated into participating provider agreements whether by reference or as expressly set forth. Any clause that is deemed to conflict with the provision of the Agreement, Program Contract, state or federal law, this exhibit shall control for those Vendor services provided and are hereby incorporated into this Exhibit. Failure of Vendor to incorporate these provisions shall not relieve participating providers from compliance with applicable provisions.

1.
For purposes of this Regulatory Exhibit, the following terms shall have the meanings set forth below with respect to services furnished under the Arkansas Medicaid Program. Any capitalized terms in this Regulatory Exhibit not otherwise defined shall have the meaning ascribed in the Program Contract.
a.
“Agency” shall mean a federal, state, or local agency, administration, board or other governing body responsible for the governance or administration of a Program. With respect to the operation of the Arkansas Medicaid Program, as used herein, Agency also means the Arkansas Department of Human Services (“DHS”) or the Arkansas Division of Medical Services (“DMS”).
b.
“Program” shall mean medical assistance program provided under a Health Benefit Plan approved under Title XVI, Title XIX and/or Title XXI of the Social Security Act or any other federal or state funded program or product as designated by Health Plan, and for which a compensation attachment is incorporated into this Agreement setting forth Vendor's reimbursement for a respective Program.
c.
“Program Contract” shall mean the contract between Health Plan and an applicable party, such as an Agency, which governs the delivery of health care services by Health Plan to Medicaid Members pursuant to a Program
d.
“Regulatory Requirements” means any requirements, as amended from time to time, imposed by applicable federal, state or local laws, rules, regulations, guidelines, instructions, Program Contract, or otherwise imposed by an Agency or government regulator in connection with the procurement, development or operation of a health benefit plan, or the performance required by either party under the Agreement and this Regulatory Exhibit. The omission from the Agreement or this Regulatory Exhibit of an express reference to a Regulatory Requirement applicable to either party in connection with their duties and responsibilities shall in no way limit such party's obligation to comply with such Regulatory Requirement.
e.
“Vendor” shall mean any third party who has a written contract with Health Plan to perform a specified part of the Health Plan’s obligations under the Program Contract.

2.
Compliance with Regulatory Requirements. Vendor, including its employees, participating providers and any subcontractors, shall comply with state and federal program requirements, rules, and regulations and the Program Contract. Vendor, employees, participating providers and any subcontractors shall comply with changes and modifications to state and federal program requirements, regulations, rules. The PASSE shall maintain a fully executed original or electronic copy of all subcontracts, which shall be available to DHS within five (5) business days of a request. All requested subcontracts must have full disclosure of all terms and conditions including all financial payments or other relevant information.

3.
Delegation of Services.
a.
The provision of delegated services by Vendor described in the Agreement shall be made at the direction of Health Plan and shall not be deemed to be in derogation of the continuing responsibility of Health Plan for all decisions made on its behalf. The responsibilities of Health Plan are in no way lessened by the Agreement, and any powers not specifically delegated to Vendor through the provisions of the Agreement shall remain with Health Plan. Health Plan shall retain responsibility for establishing and overseeing the policies, management, and overall operation of any Program Contract. Health Plan will submit to the Agency a monitoring plan for all delegated services to Vendor.
b.
Any delegated services under the Agreement require the approval of the Agency prior to start date. In addition, the Agreement and any future amendments must be in writing, signed and dated prior to the start date of any delegated services.
c.
Revocation of Delegation. Health Plan or DHS shall retain the right to revoke the delegation of services and impose other appropriate sanctions if any first tier and/ or downstream entity does not perform the services satisfactorily and if Vendor’s reporting and disclosure requirements are not timely.
d.
The Health Plan or DHS shall retain the right to terminate delegation of services if failure to comply with the provisions set forth in this Agreement.

4.
Vendor Requirements.
a.
Vendor must meet the following requirements; (i.) be eligible for participation in the Program; (ii.) pass a background check based on the nature and scope of the work the Vendor will perform; (iii.) not be debarred, suspended or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation (FAR) or from participating in non-procurement activities under regulations or guidelines issued under Executive Order 12549, and (iv.) not be debarred, suspended, or otherwise excluded from participation in federal healthcare programs under either section 1128 or section 1128A of the Social Security Act or listed on the Arkansas Medicaid Excluded Provider’s List.
i.
Vendors may not employ or contract with providers excluded from participation in Federal health care programs, under either section 1128 or section 1128A of the Social Security Act or listed on the Arkansas Medicaid Excluded Provider’s List.
ii.
Vendor must have in place and follow written policies and procedures for the processing of requests for initial and continuing authorizations of health care services.
iii.
In the event of a modification to DHS minimum subcontract provisions or State’s provider manual requirements, Health Plan shall issue a notification of the change to its affected subcontractors within thirty (30) days of the published change and ensure amendment of subcontracts. The affected subcontracts shall be amended on their regular renewal schedule or within three (3) calendar months after the publishing of provider manual updates or new minimum subcontractor provisions, whichever comes first.
iv.
Vendor shall be fully responsible for all tax obligations, worker's compensation insurance, and all other applicable insurance coverage obligations which arise under the Agreement, for itself and its employees. The State shall have no responsibility or liability for any such taxes or insurance coverage.
b.
Disclosure. Vendor must disclose to DHS, any persons or corporations with an ownership or control interest that (i.) has direct, indirect, or combined direct/indirect ownership interest of five (5%) or more of the Vendor’s equity; (ii.) owns five (5%) or more of any mortgage, deed of trust, note, or other obligation secured by the Vendor if that interest equals at least five (5%) of the value of the Vendor’s assets; (iii.) is an officer or director of the Vendor organized as a corporation; or (iv.) is a partner of the Vendor organized as a partnership.
c.
Indemnity. Without limiting Health Plan’s rights under the Indemnification provision within the Agreement, Subcontractor will indemnify the State, Medicaid Members and potential Medicaid Members for any and all claims, damages, law suits, costs, judgments, expenses, and any other liabilities resulting from bodily injury to any person (including injury resulting in death) or damage to property that may arise out of or are related to Vendor's performance under the Program Contract, providing such bodily injury or property damage is due to the negligence of the Vendor, its employees, agents, or subcontractors.
d.
Termination due to Insolvency. In addition, if the Agreement is terminated due to insolvency of the Health Plan, Vendor will not hold the State, Medicaid Members and potential Medicaid Members liable for any debts incurred under the Agreement.
e.
Change in Organization. In the event Vendor has a change in ownership, business or corporate form, status or structure, an amendment to the Agreement shall be required to effectuate the change.
i.
Vendor will adhere to screening and disclosure requirements as required by the Agency.
ii.
Vendor will comply with Addendum A, Conflict of Interest Addendum, attached hereto.
f.
Reporting. As applicable, Vendor will submit all reports and clinical information required by Health Plan policies, the Program Contract, or the Agency.
g.
Compliance. As applicable, Vendor and any participating providers shall comply and cooperate with all Health Plan policies and Regulatory Requirements related to quality improvement, utilization management, quality assurance, grievance, complaint or appeal procedures, peer review, coordination of benefits and third-party liability.
h.
Third Party Collections. As applicable, Vendor is responsible for Third Party Liability (TPL). Medicaid is the payor of last resort unless specifically prohibited by Regulatory Requirements. This means Vendor must pay for covered services only after all other sources of payment have been exhausted, e.g. the insurance carrier of a tortfeasor. Vendor must take reasonable measures to identify potentially legally liable third-party sources.
i.
If Vendor discovers the probable existence of a liable third party that is not known to Health Plan, or identifies any change in coverage, Vendor must report the information within thirty (30) days of discovery. Failure to report these cases may result in a sanction or penalty.
ii.
Vendor must coordinate benefits in accordance with 42 CFR § 433.135, so that costs for services otherwise payable by the Vendor are cost avoided or recovered from a liable third party [42 CFR § 434.6(a)(9)]. The term “State” must be interpreted to mean “Vendor” for purposes of complying with the Federal regulations referenced above. Vendor may require subcontractors to be responsible for coordination of benefits for services provided pursuant to the Agreement. The two methods used for coordination of benefits are cost avoidance and post-payment recovery. Vendor must use these methods as described in Federal and State policies.
iii.
Vendor must cost avoid a claim if it has established the probable existence of a liable party at the time the claim is filed. There may be limited circumstances when cost avoidance is prohibited, and the Vendor must apply post-payment recovery processes.
iv.
For purposes of cost avoidance, establishing liability takes place when the Vendor receives confirmation that another party is, by statute, contract, or agreement, legally responsible for the payment of a claim for a healthcare item or service delivered to a Medicaid Member. If the probable existence of a party’s liability cannot be established, the Vendor must adjudicate the claim, and then utilize post-payment recovery if necessary. If the Health Plan or Agency determines that the Vendor is not actively engaged in cost avoidance activities, the Health Plan and Vendor may be subject to sanctions in accordance with the Program Contract.
v.
If a third-party insurer other than Medicare requires the Medicaid Member to pay any copayment, coinsurance or deductible, the Health Plan is responsible for making these payments for Medicaid covered services.
vi.
In instances where the Vendor is delegated the responsibility for coordination of benefits payment activities with legally liable third parties, including Medicare by the Health Plan. For dual eligible members, the Vendor must coordinate Medicare fee-for-service crossover claims payment activities with the Medicare benefits coordination and recovery center in accordance with 42 CFR § 438.3(t).
vii.
Post-payment recovery is necessary in cases where the Vendor has not established the probable existence of a liable third-party at the time services were rendered or paid for, was unable to cost-avoid, or post-payment recovery is required. In these instances, the Vendor must adjudicate the claim and then utilize post-payment recovery processes, which include pay and chase, retroactive recoveries involving commercial insurance payor sources, and other third- party liability recoveries.

5.
Vendor Obligations to Medicaid Members.
a.
Vendor must assist in the transition of a Medicaid Member from Health Plan to another health plan and vice versa.
b.
Vendor must ensure that participating providers provide physical access, reasonable accommodations, and accessible equipment for Medicaid Members with physical or mental disabilities.
c.
Vendor must adhere to the grievance and appeal process as set forth in the Program Contract and Regulatory Requirements.
d.
DHS is solely responsible for enrollment, re-enrollment, and disenrollment of Medicaid Members.
e.
Although Vendor may supply a Medicaid Member with DHS approved information regarding health plans, Vendor is prohibited from recommending or steering a Medicaid Member in the Medicaid Member’s selection of a health plan.
f.
Vendor hereby acknowledges that that compensation to individuals or entities that conduct utilization management and concurrent review activities is not structured to provide incentives for the individual or entity to deny limit or discontinue Medically Necessary services to any Medicaid Member.
g.
Vendor is prohibited from seeking payment or damages from a potential or enrolled Medicaid Member or from the Agency, whether on its own behalf or behalf of Health Plan.
h.
Vendor shall and shall require all participating providers to participate in patient satisfaction, access to care, and network adequacy surveys administered by Health Plan or DHS.
i.
Confidentiality of Medicaid Member Information. Vendor shall and require participating providers to agree to comply with the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the Health Information Technology for Economic and Clinical Health Act ("HITECH Act"), 42 CFR § 438.224 as may be amended, as well as any other applicable Regulatory Requirements regarding confidentiality, use, disclosure, security and access of the Medicaid Member's personally identifiable information ("PII") and protected health information ("PHI"), (collectively "Medicaid Member Information"). Vendor shall and require participating providers to review all Medicaid Member Information received from Health Plan to ensure no misrouted Medicaid Member Information is included. Misrouted Medicaid Member Information includes but is not limited to, information about a Medicaid Member that Vendor or participating provider is not currently treating. Vendor and/or participating provider shall immediately destroy any misrouted Medicaid Member Information or safeguard the Medicaid Member Information for as long as it is retained. In no event shall Vendor or participating provider be permitted to misuse or re-disclose misrouted Medicaid Member

Information. If Vendor or participating provider cannot destroy or safeguard misrouted Medicaid Member Information, Vendor must contact Health Plan to report receipt of misrouted Medicaid Member Information. In addition, Health Plan and Vendor shall document compliance certification testing of transaction compliance with HIPAA for any Vendor or participating provider that receives Medicaid Member data.
j.
Cultural Competency. In accordance with 42 CFR § 438.10, Vendor shall participate with the Agency’s efforts to promote the delivery of services in a culturally competent manner to all Medicaid Members, including those with limited English proficiency and diverse cultural ethnic backgrounds. To that end, Vendor agrees to comply with all Health Plan policies and procedures designed to ensure that Vendor both provides culturally competent services directly and through its participating providers and subcontractors.

6.
Fraud, Abuse and Waste.
a.
Vendor shall report quarterly to Health Plan, DHS and Office of the Medicaid Inspector General (“OMIG”) all internal and external tips regarding potential waste, abuse or overpayment.
i.
Vendor shall report to Health Plan, DHS and OMIG all internal and external tips regarding suspected fraud immediately.
ii.
Vendor is required to fully cooperate in any investigation by DHS, Medicaid Program Integrity (MPI), the Medicaid Fraud Control Unit (MFCU), OMIG, the Department of Elder Affairs, or any other state of federal entity and any subsequent legal action that may result from the investigation. In addition, Vendor shall cooperate fully in any investigation by federal and state oversight agencies and any subsequent administrative, civil, or criminal action that may result from such an investigation. Such cooperation shall include but is not limited to providing, upon request, information, access to records, and access to employees, subcontractors, providers, and consultants for the purpose of interviewing.
iii.
If DHS, MPI, MFCU, OMIG, CMS, or the Department of Health and Health Services (“DHHS”) Inspector General determines that entity may inspect, evaluate or audit the Vendor at any time.
iv.
Health Plan and Vendor will not retaliate against any individual who reports violations of the Health Plan’s or Vendor’s fraud, waste and abuse policies and procedures or suspected fraud and abuse.
b.
False Claim Act. Vendor shall comply with all provisions of the False Claim Act that provides the federal government with the means to recover money stolen through fraud by government contractors. Under the False Claims Act, anyone who knowingly submits or causes another person or entity to submit false claims for payment of government funds is liable for three (3) times the damages, or loss, to the government plus civil penalties of five thousand five hundred dollars ($5,500.00) to eleven thousand dollars ($11,000.00) per false claim. In addition, the False Statements Act prohibits anyone from making a false statement or withholding material information in connection with the delivery of services to, or payments from the government. Violations of these acts can also result in criminal convictions and up to five (5) years in prison. In addition, the False Claims Act also contains Qui Tam or "whistleblower" provisions. A "whistleblower" is an individual who reports in good faith an act(s) of fraud, waste and abuse to the government, or files a lawsuit on behalf of the government. Whistleblowers are protected from retaliation from their employer under the Qui Tam provisions in the False Claims Act and may be entitled to a percentage of the funds recovered by the government.

7.
Records/Audits.
a.
As required by Regulatory Requirements, Vendor will maintain an adequate record system for recording services, charges, dates and all other commonly accepted information elements for services rendered to the Health Plan or Medicaid Members.
b.
Vendor will cooperate with the DHS, CMS, the DHHS Inspector General, the Comptroller General or the designee of any of these entities in any audit, evaluation, or inspection (from the beginning of this Agreement until ten (10) years from the end date of this Agreement or the last audit, whichever is later) of the Vendor’s or delegate’s premises, physical facilities, equipment, books, records, contracts, computers, or other electronic systems relating to the its activities under this Agreement, and to the Health Plan and the potential and enrolled Medicaid Members. Such audit, evaluations, or inspections may pertain to any aspect of services and activities performed, or determination of amounts payable under the Program Contract.
c.
The right to audit, evaluate, or inspect as stated above shall include any of the Vendors subcontractors.

8.
To the extent that the subcontractor is delegated responsibility by the Health Plan for coverage of services and payments of claims under this Agreement:
a.
Vendor must implement and maintain arrangements or procedures for prompt notification to Health Plan when it receives information about changes in a Medicaid Member’s circumstances that may affect the Medicaid Member’s, including changes in the Medicaid Member’s residence or the death of a Medicaid Member.
b.
Vendor must implement and maintain arrangements or procedures for notification to Health Plan when it receives information about a change in a participating provider’s circumstances that may affect the participating provider’s eligibility to participate in the Program including the termination of the participating provider’s agreement.
c.
Vendor must implement and maintain arrangements or procedures that include provisions within the participating provider’s agreements to verify, by sampling or other methods, whether services that have been represented to have been delivered by participating providers were received by Medicaid Members and the application of such verification processes on a regular basis.
d.
Vendor must implement and maintain arrangements or procedures for prompt reporting of all overpayments identified or recovered, specifying the overpayments due to potential fraud, to Health Plan, DHS and OMIG.
e.
Vendor must implement and maintain written policies for all employees, and of any contractor or agent, that provide detailed information about the False Claims Act (FCA) and other Federal and State laws, including information about rights of employees to be protected as whistleblowers.
f.
Vendor must implement and maintain arrangements or procedures that include provision for the prompt referral of any potential fraud, waste, or abuse the Vendor identifies to the Health Plan, State Medicaid program integrity unit and OMIG or any potential fraud directly to the State Medicaid Fraud Control Unit.
g.
Vendor must implement and maintain arrangements or procedures that include provision for the Vendor and Health Plan’s suspension of payments to a participating providers for which DHS or OMIG determines there is a credible allegation of fraud.
h.
Vendor shall report to Health Plan and DHS when it has identified overpayment of the capitation payment, or any other amount specified in the Agreement, within sixty (60) calendar days of when the overpayment was identified.
i.
If Vendor or delegate makes any payments to a provider, those payments must be accompanied by an itemized accounting of the individual claims included in the payment, including, but not limited to; (i.) the Medicaid Member’s name; (ii.) the date of service; (iii.) the procedure code; (iv.) the service units;(v.) the amount of reimbursement; and (vi.) the Health Plan identification.

9.
For any Agreements in which the Health Plan and Vendor have agreed to a capitated arrangement risk- sharing arrangement, the following provisions will apply:

a.
Vendor will provide a “claim for payment” for the capitated amount or risk-sharing payment.
b.
Vendor will submit claims and encounter which conforms to the DHS claim and encounter format, for each inpatient, outpatient, professional, ancillary, or clinic service provided to Medicaid Members regardless of whether the pre-paid capitated payment amount or shared risk/shared savings payment includes the claim or encounter amount.
c.
Vendor’s submitted claims, and encounter date to the Health Plan are subject to review under federal or state fraud and abuse statutes, rules, and regulations.

10.
Service or Payment Outside of the U.S.
a.
Require all Subcontractors to agree that all Services to be performed herein shall be performed in the United States of America; and
b.
Require all Subcontractors to agree that the Subcontractor shall not provide any payments for items or services provided under this Agreement to any financial institution, entity or person located outside the United States of America.

Addendum A

Conflict Of Interest Addendum

I.
Definitions.
A.
“Conflict of Interest” means that:
(i)
Because of other activities or relationships with other persons, the Contractor is unable or potentially unable to render impartial assistance or advice to the State;
(ii)
The Contractor’s objectivity in performing the contract work is or might be otherwise viewed as compromised;
(iii)
The Contractor has or is perceived as having impaired objectivity; or
(iv)
The Contractor has an unfair competitive advantage.
(v)
A conflict of interest may be organizational or personal, and may result when:
a.
Activities or relationships create an actual, apparent, or potential conflict of interest related to the performance of the contract; or
b.
The nature of the contract creates an actual, apparent, or potential conflict of interest with respect to the Contractor in relation to future contracts with the State.
a.
“Contractor” includes the Contractor and its employees, affiliates, consultants, and subcontractors.
B.
"Impaired objectivity" includes without limitation the following situations that would cause a reasonable person with knowledge of the relevant facts to question a person's objectivity:
a)
Financial interests or reasonably foreseeable financial interests in or in connection with products, property, or services that may be currently utilized or utilized in the future by a person, organization, or institution in the course of implementing any program administered by the Department of Human Services (“the Department”);
b)
Connections or access to program details, information, or methodologies that might require or encourage the use of specific products, property or services; or
c)
Significant identification with philosophical viewpoints or other non-public information which is property of the Department that might require or encourage the use of specific products, property or services. The Contractor shall certify that, to the best of their knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational or personal conflict of interest, be it actual, apparent, or potential, for the organization or the contractor, AND that the contractor has disclosed all relevant information if an actual, apparent, or potential conflict of interest appears to exist to a reasonable person with knowledge of the relevant facts or if such a person would question the impartiality of the contractor. Actual, apparent, or potential conflicts of interest may arise in the following situations:
i.
Unequal access to information – a potential contractor has access to non-public information which is the property of the Department, including without limitation, data, plans, policies, and other knowledge, through its performance on a government contract and that the Department’s non-public information could give the contractor an unfair competitive advantage in a future procurement if used;
ii.
Biased ground rules – a potential contractor has worked, in one government contract or program, on the basic structure or ground rules of another government contract or future government contract. For example, the Contractor shall not use information gained from this contract to counsel current or future beneficiaries on the provision of services provided now or in the future by the Department; or
iii.
Impaired objectivity.
d)
Contractors shall disclose as described above regarding any actual, apparent, or potential conflict of interest regardless of their own opinion that such actual, apparent, or potential conflict of interest would not result in impaired objectivity.
e)
If an actual, apparent, or potential conflict of interest is disclosed, the Department will take appropriate actions to eliminate or address the actual, apparent, or potential conflict, including without limitation mitigating or neutralizing the conflict or requiring the contractor to provide a satisfactory mitigation plan to the Department identifying specific methods which will be imposed by the offeror to eliminate, to the extent possible, the conflict of interest. The Department may restrict or modify the work to be performed by the contractor to avoid or reduce the actual, apparent, or potential conflict of interest.
f)
If a contractor anticipates working on more than one contract with the Department currently or in the future that is related in any way to this contract, the mitigation plan developed by the contractor shall provide, at a minimum, assurances that no staff, communication, or data will be shared within the organization regarding this contract and any future contract that relates to the scope of services provided under this contract. Information gained by the contractor from this contract shall not be used to benefit the contractor in gaining competitive advantage in future contracts with the State.
g)
The contractor agrees that if impaired objectivity, or an actual, apparent, or potential conflict of interest is discovered after the award is made, it will make a full disclosure in writing to the Contracting Officer. This disclosure shall include a mitigation plan, which shall include a description of actions that the contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual, apparent, or potential conflict of interest.
II.
Remedies.
A.
The State may terminate this contract for convenience, in whole or in part, if it determines that termination is necessary to avoid an actual, apparent, or potential conflict of interest or if the contractor fails to provide a mitigation plan for an actual, apparent, or potential conflict of interest that is satisfactory to the Department. The contractor may also be required to reimburse the Department for costs the Department incurs arising from activities related to conflicts of interest.
B.
If the contractor was aware of an actual, apparent, or potential conflict of interest prior to award or discovered an actual, apparent, or potential conflict of interest after award and misrepresented or did not disclose relevant information to the Contracting Officer, the State may terminate the contract for default, debar or suspend the contractor, or pursue such other remedies as may be permitted by law or this contract.
C.
If the Department has accepted a mitigation plan from the contractor to minimize any actual, apparent, or potential conflict of interest and there is a violation of the mitigation plan, the contractor shall be liable to the Department for one hundred thousand ($100,000) for the first violation. Any subsequent violations to the mitigation plan shall be twice the amount of the immediately preceding violation (Example, second violation

= $200,000, third violation = $400,000).

D.
A contractor may request a waiver under this provision in writing to the Department. The request shall include a full description of the requested waiver and the reasons or justifications in support of the waiver. If it is determined by the Department to be in the best interest of the State, the Department may grant the waiver in writing.
E.
In cases where remedies short of termination have been applied, the contractor agrees to eliminate the conflict of interest, or mitigate it to the satisfaction of the Contracting Officer. This may include creating or revising a mitigation plan.
F.
The contractor further agrees to insert in any subcontract or consultant agreement hereunder, provisions which shall conform substantially to the language of this clause, including specific mention of potential remedies.

EXHIBIT E-2

California Medi-Cal Managed Care Program

for Business Associate or Vendor

The Business Associate or Vendor agrees to comply with the following terms and conditions:

1.
The Agreement shall include the specification of the term of the Agreement, including beginning and end dates, extension methods, renegotiation, and termination.

2.
Business Associate or Vendor must comply with all monitoring provisions of the MCPs’ contracts and any monitoring requests by DHCS.

3.
Business Associate or Vendor must comply with the following Permitted Uses and Disclosures requirements:
A.
Except as otherwise indicated in DHCS’ contract, Business Associate may use or disclose PHI, inclusive of de-identified data derived from such PHI, only to perform functions, activities or services specified in this Agreement on behalf of DHCS, provided that such use or disclosure would not violate HIPAA or other applicable laws if done by DHCS.
B.
Nondisclosure. Business Associate shall not use or disclose PHI or other confidential information other than as permitted or required by this Agreement or as required by law.

4.
Business Associate may use and disclose PHI for the proper management and administration of the Business Associate or to carry out the legal responsibilities of the Business Associate, provided that disclosures are required by law, or the Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and will be used or further disclosed only as required by law or for the purpose for which it was disclosed to the person, and the person notifies the Business Associate of any instances of which it is aware that the confidentiality of the information has been breached.

5.
Business Associate acting on DHCS's behalf provides services or arranges, performs or assists in the performance of functions or activities on behalf of DHCS, and may create, receive, maintain, transmit, aggregate, use or disclose PHI (collectively, “use or disclose PHI”) in order to fulfill Business Associate’s obligations under DHCS’ contract.

6.
The Business Associate agrees to:
A.
Comply with all of the data system security safeguards listed in this Agreement.
B.
Achieve and maintain compliance with the HIPAA Security Rule (45 CFR Parts 160 and 164), as necessary in conducting operations on behalf of DHCS under this Contract.
C.
Comply with the more protective of the privacy and security standards set forth in applicable state or federal laws to the extent such standards provide a greater degree of protection and security than HIPAA or are otherwise more favorable to the individuals whose information is concerned; and
D.
Treat any violation of such additional and/or more protective standards as a breach or security incident, as appropriate, pursuant to Section 18 of the Agreement with DHCS.

7.
A.
Safeguards. Business Associate shall use safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of PHI and other confidential data and comply, where applicable, with subpart C of 45 CFR Part 164 with respect to electronic protected health information, to prevent use or disclosure of the information other than as provided for by this Agreement. Such safeguards shall be based on applicable Federal Information Processing Standards (FIPS) Publication 199 protection levels.
B.
Security. Business Associate shall, at a minimum, utilize an industry-recognized security framework when selecting and implementing its security controls, and shall maintain continuous compliance with its selected framework.
C.
Email encryption. Business Associate shall employ FIPS 140-2 compliant encryption of PHI at rest and in motion unless Business Associate determines it is not reasonable and appropriate to do so based upon a risk assessment, and equivalent alternative measures are in place and documented as such. In addition, Business Associate shall maintain, at a minimum, the most current industry standards for transmission and storage of PHI and other confidential information.
D.
Security patches. Business Associate shall apply security patches and upgrades, and keep virus software up-to-date, on all systems on which PHI and other confidential information may be used.
E.
Confidentiality statement. Business Associate shall ensure that all members of its workforce with access to PHI and/or other confidential information sign a confidentiality statement prior to access to such data. The statement must be renewed annually.
F.
Business Associate shall identify the security official who is responsible for the development and implementation of the policies and procedures required by 45 CFR Part 164, Subpart C.

8.
Business Associate’s Agent. Business Associate shall ensure that any agents, subcontractors, subawardees, vendors or others (collectively, “agents”) that use or disclose PHI and/or confidential information on behalf of Business Associate agree to the same restrictions and conditions that apply to Business Associate with respect to such PHI and/or confidential information.

9.
Mitigation of Harmful Effects. Business Associate shall mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a use or disclosure of PHI and other confidential information in violation of the requirements of this Agreement.

10.
Access to PHI. Business Associate shall make PHI available in accordance with 45 CFR section 164.524.

11.
Amendment of PHI. Business Associate shall make PHI available for amendment and incorporate any amendments to protected health information in accordance with 45 CFR section 164.526.

12.
Accounting for Disclosures. Business Associate shall make available the information required to provide an accounting of disclosures in accordance with 45 CFR section 164.528.

13.
Compliance with DHCS Obligations. To the extent Business Associate is to carry out an obligation of DHCS under 45 CFR Part 164, Subpart E, comply with the requirements of the subpart that apply to DHCS in the performance of such obligation.

14.
Access to Practices, Books and Records. Business Associate shall make its internal practices, books, and records relating to the use and disclosure of PHI on behalf of DHCS available to DHCS upon reasonable request, and to the federal Secretary of Health and Human Services for purposes of determining DHCS’ compliance with 45 CFR Part 164, Subpart E.

15.
Return or Destroy PHI on Termination; Survival. At termination of this Agreement, if feasible, Business Associate shall return or destroy all PHI and other confidential information received from, or created or received by Business Associate on behalf of, DHCS that Business Associate still maintains in any form and retain no copies of such information. If return or destruction is not feasible, Business Associate shall notify DHCS of the conditions that make the return or destruction infeasible, and DHCS and Business Associate shall determine the terms and conditions under which Business Associate may retain the PHI. If such return or destruction is not feasible, Business Associate shall extend the protections of this Agreement to the information and limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible.

16.
Special Provision for SSA Data (if applicable). If Business Associate receives data from or on behalf of DHCS that was verified by or provided by the Social Security Administration (SSA data) and is subject to an agreement between DHCS and SSA, Business Associate shall provide, upon request by DHCS, a list of all employees and agents and employees who have access to such data, including employees and agents of its agents, to DHCS.

17.
Breaches and Security Incidents. Business Associate shall implement reasonable systems for the discovery and prompt reporting of any breach or security incident, and take the following steps:

1)
Notice to DHCS: Business Associate shall notify DHCS immediately upon the discovery of a suspected breach or security incident that involves SSA data. This notification will be provided by email upon discovery of the breach. If Business Associate is unable to provide notification by email, then Business Associate shall provide notice by telephone to DHCS.
2)
Business Associate shall notify DHCS within 24 hours by email (or by telephone if Business Associate is unable to email DHCS) of the discovery of:
A.
Unsecured PHI if the PHI is reasonably believed to have been accessed or acquired by an unauthorized person;
B.
Any suspected security incident which risks unauthorized access to PHI and/or other confidential information;
C.
Any intrusion or unauthorized access, use or disclosure of PHI in violation of this Agreement; or
D.
Potential loss of confidential data affecting this Agreement.
3)
Notice shall be provided to the DHCS Program Contract Manager (as applicable), the DHCS Privacy Office, and the DHCS Information Security Office (collectively, “DHCS Contacts”) using the DHCS Contact Information stated in DHCS’ contract and include the following:
A.
Notice shall be made using the current DHCS “Privacy Incident Reporting Form” (“PIR Form”; the initial notice of a security incident or breach that is submitted is referred to as an “Initial PIR Form”) and shall include all information known at the time the incident is reported. The form is available online at

http://www.dhcs.ca.gov/formsandpubs/laws/priv/Pages/DHCSBusinessAssociates Only.aspx.

B.
Upon discovery of a breach or suspected security incident, intrusion or unauthorized access, use or disclosure of PHI, Business Associate shall take:
C.
Prompt action to mitigate any risks or damages involved with the security incident or breach; and
D.
Any action pertaining to such unauthorized disclosure required by applicable Federal and State law.

18.
Investigation. Business Associate shall immediately investigate such security incident or confidential breach.

19.
Complete Report. To provide a complete report of the investigation to the DHCS contacts within ten (10) working days of the discovery of the security incident or breach. This “Final PIR” must include any applicable additional information not included in the Initial Form. The Final PIR Form shall include an assessment of all known factors relevant to a determination of whether a breach occurred under HIPAA and other applicable federal and state laws. The report shall also include a full, detailed corrective action plan, including its implementation date and information on mitigation measures taken to halt and/or contain the improper use or disclosure. If Business Associate does not complete a Final PIR within the ten (10) working day timeframe, Business Associate shall request approval from DHCS within the ten (10) working day timeframe of a new submission timeframe for the Final PIR.

20.
Notification of Individuals. If the cause of a breach is attributable to Business Associate or its agents, Business Associate shall notify individuals accordingly and shall pay all costs of such notifications, as well as all costs associated with the breach. The notifications shall comply with applicable federal and state law. DHCS shall approve the time, manner and content of any such notifications and their review and approval must be obtained before the notifications are made.

21.
Responsibility for Reporting of Breaches to Entities Other than DHCS. If the cause of a breach of PHI is attributable to Business Associate or its subcontractors, Business Associate is responsible for all required reporting of the breach as required by applicable federal and state law.

22.
Audits, Inspection and Enforcement. DHCS may inspect the facilities, systems, books and records of Business Associate to monitor compliance with DHCS’ contract. If Business Associate is the subject of an audit, compliance review, investigation or any proceeding that is related to the performance of its obligations pursuant to this Agreement or is the subject of any judicial or administrative proceeding alleging a violation of HIPAA, Business Associate shall promptly notify DHCS unless it is legally prohibited from doing so.

23.
Disclaimer. Business Associate is solely responsible for all decisions made by Business Associate regarding the safeguarding of PHI and other confidential information.

24.
Amendment. Any provision of this Agreement which is in conflict with current or future applicable Federal or State laws is hereby amended to conform to the provisions of those laws. Such amendment of this Agreement shall be effective on the effective date of the laws necessitating it and shall be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties.

25.
Assistance in Litigation or Administrative Proceedings. Business Associate shall make itself and its employees and agents available to DHCS at no cost to DHCS to testify as witnesses, or otherwise, in the event of litigation or administrative proceedings being commenced against DHCS, its directors, officers and/or employees based upon claimed violation of HIPAA, which involve inactions or actions by the Business Associate.

26.
No Third-Party Beneficiaries. Nothing in this Agreement is intended to or shall confer, upon any third person any rights or remedies whatsoever.

EXHIBIT E-3

COLORADO STATE-STATE SPECIFIC REQUIREMENTS CCHA, LLC

This Exhibit is attached to the agreement (the “Agreement”) between Anthem, Inc. (“Contractor”) and Center for the Study of Services (“Vendor”) on behalf of CCHA, LLC d/b/a Colorado Community Health Alliance (CCHA) and is incorporated into the Agreement.

RECITALS

As Center for the Study of Services and Anthem, Inc. are parties to that certain Agreement (“Subcontract”) and wish to addend said Subcontract as provided herein.

AGREEMENT

IN CONSIDERATION of the mutual promises set forth herein, in the Subcontract, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

This Exhibit is limited to the terms and conditions governing the provision of services to or on behalf of CCHA, LLC d/b/a Colorado Community Health Alliance (CCHA) in the fulfillment of CCHA’s contractual responsibilities to the Colorado Department of Health Care Policy & Financing (“Department”), regarding all activities under the Accountable Care Collaborative (ACC) in regions 6 and 7 Regional Accountable Entity (RAE) Agreement (“Agreement”). This Exhibit will run concurrently with the terms of the Agreement.

For the purposes of this Exhibit:

i.
The term “ACC” shall mean Accountable Care Collaborative;
ii.
The term “RAE” shall mean Regional Accountable Entity; the signatory to the Agreement;
iii.
the term “Colorado Community Health Alliance is the trade name of CCHA;
iv.
the term “Subcontractor” shall mean third-parties engaged by Contractor to aid in the performance of the Work;
v.
the term “State” shall mean the State of Colorado;
vi.
the term “CMS” shall mean the Centers for Medicare & Medicaid Services; and
vii.
the term “HHS” shall mean the U.S. Department of Health and Human Services

The Subcontractor agrees to and agrees to fulfill, as the case may be, the following:

1.
The delegated activities or obligations, and related reporting responsibilities.

2.
That the Subcontractor agrees to perform the delegated activities and reporting responsibilities.

3.
Provision for revocation or other remedies in instances wherein the State or the RAE determine that the Subcontractor has not performed satisfactorily.
4.
That the Subcontractor agrees to comply with all applicable federal and state laws and regulations, agrees to be governed by the laws of the State of Colorado, and shall be subject to all provisions of the Agreement.

5.
That the State, CMS, the HHS Inspector General, the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computers, or other electronic systems of the Subcontractor (or of the Subcontractor’s contractor) that pertain to any aspect of services and activities performed or determination of amounts payable under the RAE’s contract with the State.

i.
The Subcontractor will make available, for purposes of an audit, its premises, physical facilities, equipment, books, records, contracts, and computers or other electronic systems related to Medicaid members.
ii.
The right to audit will exist through 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later. The Subcontractor must retain all records for a period of no less than 10 years.
iii.
Subcontractor shall maintain a file of all documents, records, communications, notes and other materials relating to the work pursuant to this agreement (the “Subcontractor Records”). Subcontractor Records shall include all documents, records, communications, notes and other materials maintained by Subcontractor that relate to any work performed by Subcontractor. Subcontractor shall maintain Subcontractor Records until the last to occur of: (i) a period of ten (10) years after the date the Agreement expires or is terminated, (ii) a period of ten (10) years after final payment under the Agreement is made, (iii) a period of ten (10) years after the resolution of any pending Agreement matters, or (iv) if an audit is occurring, or Subcontractor has received notice that an audit is pending, a period of ten (10) years after such audit is completed and its findings have been resolved (the “Record Retention Period”).

6.
If the State, CMS, or HHS inspector general determines that there is a reasonable probability of fraud or similar risk, the State, CMS, or HHS inspector general may inspect, evaluate, or audit the Subcontractor at any time.

7.
Subcontractor shall keep confidential all State Records, unless those State Records are publicly available. Subcontractor shall not, without prior written approval of the State, use, publish, copy, disclose to any third party, or permit the use by any third party of any State Records, except as otherwise stated in the Agreement, permitted by law or approved in writing by the State. Subcontractor shall provide for the security of all State Confidential Information in accordance with all policies promulgated by the Colorado Office of Information Security and all applicable laws, rules, policies, publications, and guidelines including, without limitation: (i) the most recently promulgated IRS Publication 1075 for all Tax Information, (ii) the most recently updated PCI Data Security Standard from the PCI Security Standards Council for all PCI, (iii) the most recently issued version of the U.S. Department of Justice, Federal Bureau of Investigation, Criminal Justice Information Services Security Policy for all CJI, and (iv) the federal Health Insurance Portability and Accountability Act for all PHI. Subcontractor shall immediately forward any request or demand for State Records to CCHA.
8.
Subcontractor may provide State Records to its agents, employees, assigns and subcontractors as necessary to perform any work pursuant to the Agreement, but shall restrict access to State Confidential Information to those agents, employees, assigns and subcontractors who require access to perform their obligations under the Agreement. Subcontractor shall ensure all such agents, employees, assigns, and subcontractors sign agreements containing nondisclosure provisions, and that the nondisclosure provisions are in force at all times the agent, employee, assign or subcontractor has access to any State Confidential Information. Subcontractor shall provide copies of those signed nondisclosure provisions to CCHA upon request.

9.
Subcontractor shall not engage in any business or activities, or maintain any relationships that conflict in any way with the full performance of the obligations of Subcontractor under this agreement.

10.
Subcontractor shall obtain and maintain insurance as specified herein at all times during the term of this agreement. All insurance policies required shall be issued by insurance companies as approved by CCHA.
a.
Workers’ compensation insurance as required by state statute, and employers’ liability insurance covering all Subcontractor employees acting within the course and scope of their employment.
b.
Commercial general liability insurance covering premises operations, fire damage, independent contractors, products and completed operations, blanket contractual liability, personal injury, and advertising liability with minimum limits as follows:
i.
$1,000,000 each occurrence;
ii.
$1,000,000 general aggregate;
iii.
$1,000,000 products and completed operations aggregate; and
iv.
$50,000 any one (1) fire.
c.
Automobile liability insurance covering any auto (including owned, hired and non- owned autos) with a minimum limit of $1,000,000 each accident combined single limit.
d.
Liability insurance covering all loss of State Confidential Information, such as PII, PHI, PCI, Tax Information, and CJI, and claims based on alleged violations of privacy rights through improper use or disclosure of protected information with minimum limits as follows:
i.
$1,000,000 each occurrence; and
ii.
$2,000,000 general aggregate.
e.
Professional liability insurance covering any damages caused by an error, omission or any negligent act with minimum limits as follows:
i.
$1,000,000 each occurrence; and
ii.
$1,000,000 general aggregate.
f.
Crime insurance including employee dishonesty coverage with minimum limits as follows:
i.
$1,000,000 each occurrence; and
ii.
$1,000,000 general aggregate.
g.
CCHA and the State shall be named as additional insured on all commercial general liability policies (leases and construction contracts require additional insured coverage for completed operations) required of Subcontractor.
h.
Coverage required of Subcontractor shall be primary over any insurance or self- insurance program carried by CCHA or the State.
i.
The above insurance policies shall include provisions preventing cancellation or non- renewal, except for cancellation based on non-payment of premiums, without at least 30 days prior notice to CCHA.
j.
All insurance policies secured or maintained by Subcontractor in relation to the Agreement shall include clauses stating that each carrier shall waive all rights of recovery under subrogation or otherwise against CCHA or the State, its agencies, institutions, organizations, officers, agents, employees, and volunteers.
k.
Subcontractor shall provide to CCHA evidencing Subcontractor’s insurance coverage required herein prior to execution of the Subcontract.

11.
Subcontractor shall indemnify, save, and hold harmless the State, its employees, agents and assignees (the “Indemnified Parties”), against any and all costs, expenses, claims, damages, liabilities, court awards and other amounts (including attorneys’ fees and related costs) incurred by any of the Indemnified Parties in relation to any act or omission by Subcontractor, or its employees, agents, subcontractors, or assignees in connection with the Agreement.

12.
Debarment and Suspension
a.
If this agreement amount exceeds $100,000.00, Subcontractor certifies to the best of its knowledge and belief that it and its principals are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded by any Federal department or agency.
b.
This certification is a material representation of fact upon which reliance was placed when CCHA determined to enter into this transaction. If it is later determined that Subcontractor knowingly rendered an erroneous certification, in addition to other remedies available at law or by contract, CCHA may terminate this agreement immediately.
c.
Subcontractor shall provide immediate written notice to CCHA if it has been debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded by any Federal department or agency.
d.
The terms “covered transaction,” “debarment,” “suspension,” “ineligible,” “lower tier covered transaction,” “principal,” and “voluntarily excluded,” as used herein, have the meanings set out in 2 C.F.R. Parts 180 and 376.
e.
Subcontractor agrees that it will include this certification in all lower tier covered transactions and subcontracts that exceed $100,000.00.

13.
Lobbying
a.
Subcontractor certifies, to the best of its knowledge and belief, that:
b.
No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of an agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative contract, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative contract.
c.
If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an office or employee of any agency, a Member of Congress, an office or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative Contract, the undersigned shall complete and submit Standard Form-LLL, “Disclosure Form to Report Lobbying,” in accordance with its instructions.
d.
Subcontractor shall require that the language of this certification be included in the award documents for all sub awards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative contracts) and that all subrecipients shall certify and disclose accordingly.
e.
This certification is a material representation of fact upon which reliance was placed when the transaction was made or entered into. Submission of the certification is a requisite for making or entering into transaction imposed by Section 1352, Title 31,

U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000.00 and not more than $100,000.00 for each such failure.

14.
Subcontractor certifies, warrants, and agrees that it does not knowingly employ or contract with an illegal alien who will perform work under this agreement and will confirm the employment eligibility of all employees who are newly hired for employment in the United States to perform work under this agreement, through participation in the E-Verify Program established under Pub. L. 104-208 or the State verification program established pursuant to

§8-17.5-102(5)(c), C.R.S., Subcontractor shall not knowingly employ or contract with an illegal alien to perform work under this agreement or enter into a contract with a subcontractor that fails to certify to Subcontractor that the subcontractor shall not knowingly employ or contract with an illegal alien to perform work under this agreement.

EXHIBIT E-4

MEDICAID SUBCONTRACTOR REQUIREMENTS ATTACHMENT

SMMC MEDICAID CONTRACT EFFECTIVE DECEMBER 1, 2018

This Medicaid subcontract regulatory addendum (“Addendum”) is attached to the Subcontract (the “Subcontract”) between Anthem, Inc. for or on behalf of its Affiliates (“Anthem”) and

(“Subcontractor”) and is incorporated into the Subcontract. To the extent any provisions herein conflict with the provisions set forth in the Subcontract, the provisions in this Addendum shall control. The provisions set are intended to comply with legislative and Regulatory Requirements of the State of Florida. For avoidance of doubt, the defined term “Subcontractor” is used in the Agreement as a term of art in this template solely to define a downstream contract of Anthem. The term Subcontractor does not mean that the Subcontractor is delegated by Anthem to perform a core Health Plan (defined below) function that may require approval from Anthem and Health Plan and/or AHCA (defined below).

ADDENDUM PROVISIONS

The provisions of this Medicaid Delegation Subcontract Addendum supersede any language to the contrary which may appear elsewhere in the Subcontract.

For the purposes of this Addendum, the following definitions shall apply:

“AHCA” shall mean the Florida Agency for Health Care Administration “DHHS” shall mean the United States Department of Health and Human Services. “DOEA” shall mean the Department of Elder Affairs.

“Health Plan” shall mean Simply Healthcare Plans, Inc. and/or its d/b/a Clear Health Alliance, as applicable.

“Member” shall mean any person who is an eligible program beneficiary and who is duly enrolled as Health Plan member in accordance with applicable enrollment requirements.

“Program” shall mean a Florida Medicaid Managed Care Program (“Medicaid”), a state or local Child Health Insurance Program (“CHIP”), or any successor programs thereto, and such other federal, state or local program related to, or administered in conjunction with, Medicaid or CHIP including, without limitation, any program providing coverage for eligible family members of CHIP beneficiaries. Program shall also include the State of Florida Medicaid Managed Long Term Care Program (the “LTC Program”) administered by AHCA.

“Program Contract” shall mean the contract(s) between AHCA and the Health Plan whereby the Health Plan has responsibilities regarding the provision of health care services to certain Florida Medicaid and Long Term Care members.

“Regulatory Requirements” shall mean any requirements imposed by applicable federal, state or local laws, rules, regulations, a Program Contract, or otherwise imposed by AHCA in connection with the operation of the Program or the performance required by either party under this Subcontract.

“Subcontract” shall mean the Subcontract as defined in the opening paragraph and any accompanying documents that set forth services provided by Health Plan and Subcontractor.

Subcontractor agrees to abide by all of the following specific terms:

1.
This Addendum shall comply with the subcontract requirements in 42 CFR 438.230, 42 CFR 438.3(k), 42 CFR 455.104, 42 CFR 455.105 and 42 CFR 455.106, and all applicable Medicaid laws and regulations, including applicable sub-regulatory guidance and Program Contract provisions, and any other applicable State or federal law. The provisions of this Addendum supplement the terms of the Agreement and are to be interpreted in a manner consistent with the terms of the Subcontract, provided that to the extent the terms and conditions set forth in this Addendum conflict and cannot be reconciled with similar provisions elsewhere in the Subcontract, the terms and conditions in this Addendum shall prevail. In addition, to the extent that the terms or conditions of this Addendum conflict with the Medicaid Contract, such terms and conditions are waived and the Program Contract shall control as to Members who are enrolled in the Medicaid Plan. Health Plan and Subcontractor agree as follows:

2.
Subcontractor shall comply with Section 274A(e) of the Immigration and Nationality Act. AHCA will consider the employment of any contractor of unauthorized aliens a violation of this Act. If Subcontractor knowingly employs unauthorized aliens, such a violation shall be cause for unilateral cancellation of the Subcontract. Subcontractor shall be responsible for including this provision in all subcontracts with private organizations issued as a result of the Subcontract.

3.
The Immigration Reform and Control Act of 1986 prohibits employers from knowingly hiring illegal workers. Subcontractor will utilize the U.S. Department of Homeland Security's E-Verify Employment Eligibility Verification System, https://e-verify.uscis.gov/emp, to verify the employment eligibility of all Vendor’s new employees, agents, or contractors (including all Subcontractor Practitioners) hired or engaged by Subcontractor to perform services related to the Subcontract and the Medicaid Contract, during the term of the Subcontract, and shall also include a requirement in its subcontracts that Vendor’s subcontractor(s) utilize the E-Verify system to verify the employment eligibility of all new employees hired by the subcontractor performing work or providing services pursuant to the Subcontract and the Medicaid Contract.

4.
Health Plan may delegate performance of work required under the Program Contract but shall maintain ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of the Medicaid Contract. Health Plan shall submit any proposed delegation to AHCA for prior written approval at least ninety (90) days before the proposed effective date of the subcontract or change. If the submission is for management of a Covered Service, the following shall be included in the submission to AHCA in a manner prescribed by AHCA:

a.
Draft subcontract that complies with subcontract requirements specified in this section, the Medicaid Contract, 42 CFR 438.230(c)(1)(i), and 42 CFR 438.3(k);

b.
Test PNV file as proof of provider network adequacy;

c.
Copy of applicable licensure, if appropriate;

d.
Enrollee materials;

e.
Population covered by the Subcontract;

f.
Subcontractor materials;

g.
Model provider agreement template as specified in the Provider Services Section of the Medicaid Contract; and

h.
Approximate number of impacted Medicaid Members.
5.
If AHCA determines, at any time, that the subcontract is not in compliance with a Program Contract requirement, Health Plan shall promptly revise the subcontract into compliance. In addition, Health Plan may be subject to sanctions pursuant to the Sanctions Section, and/or liquidated damages pursuant to the Liquidated Damages Section of the Medicaid Contract.

6.
The services covered by the subcontract are identified in the Delegated Services Addendum to the Subcontract.

7.
Subcontractor agrees to perform the delegated activities and reporting responsibilities specified in compliance with the Reporting Requirements Section of the Medicaid Contract, and the Program Contract Report Guide.

8.
Health Plan shall remain ultimately responsible for the performance of duties under the Medicaid Contract, and shall assure that all tasks related to the subcontract are performed in accordance with the terms of the Program Contract and shall provide AHCA with its monitoring schedule for all AHCA-approved subcontractors by December 1 of each Program Contract year.

9.
All subcontracts relating to services under the Program Contract or amendments thereto must be in writing, signed and dated by Subcontractor and Health Plan.

10.
Health Plan shall immediately advise AHCA of the insolvency of Subcontractor or of the filing of a petition in bankruptcy by or against Vendor.

11.
Health Plan shall have a contingency plan to provide for continuity of care should Subcontractor cease to provide services that are the subject of the subcontract.

12.
Subcontractor represents that each of its independent contractors and employees is enrolled in or is eligible for participation in the Medicaid program; however, such persons are not required to participate in the Medicaid Program as providers. Health Plan and Subcontractor further acknowledge and agree that if Subcontractor or a Subcontractor Practitioner was involuntary terminated from the Medicaid program other than for purposes of inactivity, Subcontractor is not considered an eligible subcontractor.

13.
Subcontractor network management shall not be delegated to Subcontractor if Subcontractor meets both of the following:

a.
Subcontractor is owner or has controlling interest in any provider(s) included in the network; and

b.
Subcontractor limits Medicaid Member choice of network providers through a requirement for a referral/authorization process to access network providers.

14.
Health Plan agrees to make payment to Subcontractor pursuant to all state and federal laws, rules and regulations, including s. 409.967, F.S., s. 409.975(6), F.S., s. 409.982, F.S., s. 641.3155, F.S., 42 CFR 238.230, 42 CFR 447.46, and 42 CFR 447.45(d)(2), (3), (5) and (6), in addition to sub regulatory guidance and the provisions of the Medicaid Contract. The subcontract and amendments shall meet the following requirements:

a Identification of conditions and method of payment;

b.
Provide for prompt submission of information needed to make payment;
c.
Provide full disclosure of the method and amount of compensation or other consideration to be received from Health Plan;

d.
Require any claims processing vendors to maintain accurate Medicaid Member and provider information, including provider agreements reflecting the correct reimbursement rate and provider specialty, to ensure the correct adjudication of claims and proper payment to providers;

e.
Require any payment to a provider be accompanied by an itemized accounting of the individual claims included in the payment, including but not limited to the Medicaid Member’s name, the date of service, the procedure code, service units, the amount of reimbursement, and the identification of Health Plan;

f.
Require an adequate record system be maintained for recording services, charges, dates and all other commonly accepted information elements for services rendered to Health Plan.

15.
Health Plan assumes responsibility for cost avoidance measures for third party collections in accordance with the Financial Requirements Section of the Medicaid Contract.

16.
Vendor, its employees and independent contractors, and Vendor’s subcontractors rendering Covered Services will provide AHCA, CMS, DHHS Inspector General, the Comptroller General or their designees, and DHHS the right to audit, evaluate, or inspect all of the following related to the provision of services under the Medicaid Contract:

•
Subcontractor premises
•
Physical facilities
•
Equipment
•
Pertinent books
•
Financial records
•
Contracts
•
Computer or other electronic systems
•
Medical Records
•
Documents, papers, and records of Subcontractor involving financial transactions related to the Subcontract.

17.
Subcontractor shall maintain complete and accurate fiscal, medical, social and other administrative records for medical services rendered to Medicaid Plan Members and as are necessary to document the quality, appropriateness and timeliness of services performed under the Subcontract and in compliance with applicable state and federal laws, rules and regulations and the Medicaid Contract, including but not limited to compliance with record keeping and audit requirements as outlined in Section 119.0701, F.S. Subcontractor shall maintain and shall require each subcontractor to maintain and retain said records in accordance with 42 CFR 438.3(u) and 42 CFR 438.230(c)(3)(iii): enrollee grievance and appeal records in 42 CFR 438.416; base data in 42 CFR 438.5(c); MLR reports in 42 CFR 438.8(k); and the data, information, and documentation specified in 42 CFR 438.604, 42 CFR438.606, 42 CFR 438.608, and 42 CFR 438.610 for a period of at least ten (10) years from the termination of Health Plan’s Program Contract with AHCA, and retained further if the records are under review or audit until the review or audit is complete. Said records will be made available for purposes of an audit, evaluation, or inspection its premises, physical facilities, equipment, books, records, contracts, computers, or other electronic systems relating to its Medicaid Plan Members pertinent to the Program Contract by AHCA, CMS, the DHHS Inspector General, the Comptroller General or their designees, and DHHS; (42 CFR 438.3(h); s. 1903(m)(2)(A)(iv) of the Social Security Act).

18.
Subcontractor is required to cooperate fully in any audit, investigation or review by Health Plan, AHCA, MFCU, CMS, DHHS Inspector General, or their designees, DOEA, the Comptroller General, and Attorney General’s Office, or other state or federal entity and in any subsequent legal action that may result from such an audit, investigation or review involving the Subcontract.

19.
Subcontractor shall provide for monitoring of services rendered to Medicaid Plan Members. Subcontractor shall ensure that its employees and independent contractors rendering Covered Services are each licensed and credentialed in accordance with Health Plan’s credentialing and re- credentialing policies and procedures, the Subcontract and AHCA’s credentialing requirements as found in Section VIII., Provider Services of the Program Contract and Subcontractor and Health Plan will provide monitoring and oversight to provide assurance that all licensed medical professionals providing Covered Services to Members are so credentialed.

20.
Subcontractor agrees to safeguard information about Members according to 42 CFR, Part 438.224.

21.
Subcontractor shall at all times and hereby do indemnify and hold AHCA and any Medicaid Plan Member harmless from and against any and all claims, damages, causes of action, costs or expense, including court costs and reasonable attorneys fee, to the extent proximately caused by any negligent act or other wrongful conduct by Subcontractor arising from the Subcontract or this Addendum, or relating to a debt obligation of Vendor. Without limiting the generality of the foregoing, Subcontractor will not seek reimbursement from Medicaid Members for Covered Services rendered to them under the Subcontract, minus any applicable copays or deductibles. The provisions of this paragraph shall survive termination of the Subcontract and this Addendum, for any reason, including but not limited to termination for breach due to insolvency.

a.
Subcontractor further agrees that: (i) this provision shall survive the termination of the Subcontract regardless of the cause giving rise to termination and shall be construed to be for the benefit of the Member; (ii) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Subcontractor and Members or persons acting on their behalf; and (iii) this provision shall apply to each of Vendor’s employees, subcontractors and independent contractors, and Subcontractor shall obtain from such persons specific agreement to this provision. AHCA may waive this requirement for itself, but not Members, for damages in excess of the statutory cap on damages for public entities if Subcontractor is a State agency or subdivision as defined by s. 768.28, F.S., or a public health entity with statutory immunity. All such waivers must be approved in writing by AHCA.

22.
Subcontractor shall, during the term of the Subcontract and/or this Addendum, secure and maintain workers’ compensation insurance coverage for all of its employees connected with services provided to Medicaid Plan Members pursuant to the Program Contract and in compliance with the Florida Workers’ Compensation Laws. Prior to execution of the Subcontract or this Addendum and upon request at any time during the term of the Subcontract and/or this Addendum, Subcontractor shall provide to Health Plan evidence of such coverage.

23.
Requirements if the subcontract includes delegation of claims processing and payment or enters into a risk-bearing contract:
a.
Subcontractor shall report its financial status (i.e., periodic financial reporting, financial statements) to Health Plan at a frequency determined acceptable to Health Plan.

b.
If Subcontractor is at financial risk and/or is delegated to process and pay claims, Subcontractor shall maintain a surplus account to meet its obligations.

c.
If Subcontractor delegates or subcontracts any functions of the subcontract, such delegation shall include all the requirements of the Medicaid Contract.

d.
Make provisions for a waiver of those terms of the subcontract, which, as they pertain to Medicaid Members, are in conflict with the specifications of the Medicaid Contract.

e.
Provide for revoking delegation, or imposing other sanctions, if Vendor’s performance is inadequate.

f.
Provide that compensation to individuals or entities that conduct UM activities is not structured so as to provide incentives for the individual or entity to deny, limit, or discontinue medically necessary services to any Medicaid Member. (42 CFR 438.210(e))

g.
Provide that Subcontractor shall establish, enforce, and monitor solvency requirements that provide assurance of Vendor’s ability to meet its obligations.

h.
Require that Subcontractor timely notify Health Plan of changes in directory information.

i.
Require Subcontractor to submit quarterly unaudited and annual audited financial statements to Health Plan. The quarterly unaudited financial statements shall be submitted to Health Plan within sixty (60) days of the end of the quarter and annual audited financial statements shall be submitted within one hundred twenty

(120) days of the end of the year.

j.
Provide to AHCA, upon request, copies of the financial statements, including documentation of Health Plan’s financial review. Failure to obtain required financial statements shall result in liquidated damages as specified in Section XIV of the Medicaid Contract.

k.
Notify AHCA within two (2) days of discovery, if based on Health Plan’s review of financial statements or other information, Health Plan has reason to believe that the Subcontractor is insolvent or becoming insolvent. Failure to notify AHCA within two (2) days shall result in liquidated damages as specified in Section XIV of the Medicaid Contract.

l.
Require Subcontractor to maintain an insolvency account to meet its obligations. The insolvency account shall be funded in an amount equal to two percent (2%) of the annual contract value. In the event that the Subcontractor has filed for bankruptcy or has otherwise been determined to be insolvent by a regulating entity, the insolvency account may be drawn upon solely by Health Plan to disburse funds to meet Medicaid financial obligations incurred by the

Subcontractor under the contract between Health Plan and Vendor. Documentation of the insolvency account, including account balances and governing agreements, shall be provided to AHCA upon request. Failure to establish a required insolvency account shall result in liquidated damages in accordance with Section XIV of the Medicaid Contract. If Health Plan fails to comply with the requirements of this section, Health Plan may be subject to sanctions pursuant to Sanction XIII, Sanctions, of the Medicaid Contract, or liquidated damages pursuant to Section XIV, Liquidated Damages, of the Medicaid Contract, as determined by AHCA.

24.
The federal False Claims Act is a federal law that applies to fraud involving any contract or program that is federally funded, including Medicare and Medicaid. Health care entities that violate the federal False Claims Act can be subject to civil monetary penalties ranging from $5,000 to $10,000 for each false claim submitted to the United States government or its contactors, including state Medicaid agencies. The federal False Claims Act contains a “qui tam” or whistleblower provision to encourage individuals to report misconduct involving false claims. The qui tam provision allows any person with actual knowledge of allegedly false claims to the government to file a lawsuit on behalf of the U.S. government. The False Claims Act protects individuals who report under the qui tam provisions from retaliation that results from filing an action under such Act, investigating a false claim, or providing testimony for or assistance in a federal False Claims Act action. The object of the False Claims Act is to prevent and detect fraud, waste, and abuse. Health Plan and Subcontractor shall comply with the False Claims Act to the extent applicable and assist in the detection and prevention of fraud, waste, and abuse in connection with the provision of services under the Subcontract and the Medicaid Contract. (42 CFR 438.608(a)(6); s. 1902(a)(68) of the Social Security Act)

25.
Subcontractor shall cooperate with recovery efforts, including participating in audits and repay overpayments. If Subcontractor has identified and received an overpayment, Subcontractor shall (i) notify Health Plan in writing of the reason for the overpayment in accordance with 42 CFR 438.608(d)(2)) and (ii) shall return the overpayment to Health Plan within sixty (60) days after the date on which the overpayment was identified. Notification of the overpayment shall be sent to Simply Healthcare Plans, Inc., Attn: Claims Dept., 9250 W. Flagler, Site 600 Miami, FL 33174. Providers are obligated to cooperate with recovery efforts, including participating in audits and repay overpayments.

26.
All subcontracts for claims adjudication activities shall comply with 42 CFR 438.8(k)(3).

27.
Notwithstanding anything to the contrary herein, either party may terminate the Subcontract, in accordance with the terms and conditions of the Subcontract, with additional notice of such termination to AHCA and CMS.

28.
In accordance with the Termination Without Cause Section of the Subcontract, Subcontractor will submit notice of withdrawal and termination at least ninety (90) calendar days prior to the effective date of such withdrawal.

29.
Subcontractor shall comply with all marketing requirements set forth in the Marketing Section of the Medicaid Contract.

30.
Subcontractor shall submit timely, complete and accurate encounter data to Health Plan in accordance with the requirements of the Information Management and Systems section of the Medicaid Contract.
31.
Subcontractor and its independent contractors and employees are subject to background checks conducted by Health Plan. Health Plan shall consider the nature of the work Subcontractor or any subcontractor or agent will perform in determining the level and scope of the background checks in accordance with s. 408.809, F.S. Vendor, its independent contractors and employees will cooperate with Health Plan in connection with its performance of any and all background checks under and pursuant to the Subcontract.

32.
The parties acknowledge that AHCA encourages supplier diversity and the participation of small minority business enterprise contractors in State contracting, both as vendors and subcontractors. Respondents can contact the Office of Supplier Diversity online at http://osd.dms.state.fl.us/ for information on minority vendors who may be considered for subcontracting opportunities.

EXHIBIT E-5

FLORIDA HEALTHY KIDS SUBCONTRACTOR ADDENDUM

Supplemental Terms

EFFECTIVE JANUARY 1, 2020

1.
This Addendum to the Agreement between Anthem, Inc. for or on behalf of its Affiliates (“Anthem”) and Subcontractor (the "Agreement") is hereby included as part of the Agreement and shall only apply to subcontract arrangements wherein an Anthem Affiliate in Florida, Simply Healthcare Plans, Inc. (“Simply”) delegates certain functions to Subcontractor (this "Addendum"). This Addendum complies with the subcontract requirements in in the Florida Healthy Kids (“FHK”) Contract provisions, and any other applicable State or federal law. The provisions of this Addendum supplement the terms of the Agreement and are to be interpreted in a manner consistent with the terms of the Agreement, provided that to the extent the terms and conditions set forth in this Addendum conflict and cannot be reconciled with similar provisions elsewhere in the Agreement, the terms and conditions in this Addendum shall prevail. In addition, to the extent that the terms or conditions of this Addendum conflict with the FHK Contract, such terms and conditions are waived and the FHK Contract shall control as to Members who are enrolled in Simply’s FHK Plan. The term Subcontractor does not mean that the Subcontractor is delegated by Anthem to perform a core Simply health plan function that may require approval from Anthem and Simply and/or FHK. Simply and Subcontractor agree as follows:

2.
Subcontractor shall comply with Section 274A(e) of the Immigration and Nationality Act. FHK will consider the employment of any contractor of unauthorized aliens a violation of this Act. If Subcontractor knowingly employs unauthorized aliens, such a violation shall be cause for unilateral cancellation of the Agreement. Subcontractor shall be responsible for including this provision in all subcontracts with private organizations issued as a result of the Agreement.

3.
The Immigration Reform and Control Act of 1986 prohibits employers from knowingly hiring illegal workers. Subcontractor will utilize the U.S. Department of Homeland Security's E-Verify Employment Eligibility Verification System, https://e-verify.uscis.gov/emp, to verify the employment eligibility of all Subcontractor’s new employees, agents, or contractors (including all provider practitioners, as applicable) hired or engaged by Subcontractor to perform services related to the Agreement and the FHK Contract, during the term of the Agreement, and shall also include a requirement in its subcontracts that Subcontractor’s subcontractor(s) utilize the E-Verify system to verify the employment eligibility of all new employees hired by the subcontractor performing work or providing services pursuant to the Agreement and the FHK Contract.

4.
Simply may delegate performance of work required under the FHK Contract but shall maintain ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of the FHK Contract. Simply is responsible for all acts or omissions of Subcontractor. FHK has no liability of any kind for any of Simply’s Subcontractor demands, losses, damage, negligence or direct or indirect expenses. Simply shall submit any proposed delegation to FHK for prior written approval at least ninety (90) days before the proposed effective date of the subcontract or change, which includes but is not limited to the following:

a.
Executed and or draft subcontract.

b.
Subcontractor (i.e., subcontractor) disclosures pursuant to 42 CFR 457.1285, which incorporates 42 CFR 438.608(c).

5.
In addition to 4 above, if the subcontract includes delegation of management of Covered Services, including pharmacy benefits management, durable medical equipment or behavioral health services. and claims processing and payment, Simply shall submit to FHK for review the following:

a.
Documentation supporting network adequacy and capacity to serve, as applicable for the specific delegations;

b.
Copy of applicable licensure, as appropriate;

c.
Specification of the Regions covered by the Subcontractor;

d.
Description of Simply’s plan to monitor compliance;

e.
Confirmation of the Subcontractor’s ability to accurately process and pass claims and encounter data to Simply in a manner that can be stored and utilized by Simply, including seamless pass through to FHK, AHCA and their designees. The confirmation shall include a summary description of Simply’s testing activities with the proposed Subcontractor; and

f.
For Subcontractors delegated any functions related to behavioral health Covered Services, Simply shall provide an analysis of the Subcontractor’s compliance with 42 CFR 457.496 and a plan to assure continued compliance with parity of non- quantitative treatment limitations should Subcontractor or Simply make any changes to utilization management controls or other aspects impacting non-quantitative treatment limitations. The mental health and substance abuse disorder parity analysis and plan are subject to FHK’s acceptance.

6.
If FHK determines, at any time, that the subcontract is not in compliance with a FHK Contract requirement, Simply shall promptly revise the subcontract into compliance. FHK has the right to withhold approval of any subcontract or amendments to approved subcontracts.

7.
The services covered by the subcontract are identified in the Delegated Services Addendum to the Agreement. Subcontractor agrees to perform the delegated activities and reporting responsibilities specified in compliance with the FHK Contract. Subcontractor acknowledges that Simply may revoke the delegation of activities or obligations and/or specify other remedies in instances where Simply or FHK determine that the Subcontractor has not performed satisfactorily.

8.
Subcontractor shall immediately notify Simply of Subcontractor’s insolvency or unacceptable risk of becoming insolvent. Simply shall promptly cease delegation of any obligations directly or indirectly related to the FHK Contract to Subcontractor.

9.
Subcontractor shall be located and conduct all obligations under the FHK Contract within the United States. Additionally, Subcontractor shall not send, store or allow access to FHK outside the United States.

10.
Subcontractor represents that each of its independent contractors and employees is enrolled in or is eligible for participation in the Medicare program, Medicaid program, CHIP program and any other governmental health care program. Subcontractor shall perform the appropriate screening to determine that its owners, officers, directors, employed or subcontracted personnel or entities providing health care, administrative or management services under its Agreement have not been debarred, suspended, ineligible or excluded from the aforementioned programs. Subcontractor will be required to submit an attestation to Simply (for submission to FHK) regarding prohibited affiliations as described in this section and in in the FHK Contract.

11.
Subcontractor shall submit to Simply ownership and disclosures forms as required by the FHK Contract.

12.
Subcontractor, its employees and independent contractors, and Subcontractor’s subcontractors rendering Covered Services shall have available at any time for FHK for inspection, review, audit, investigations or copying to FHKC (or any vendor contracted with FHK or any state or federal regulatory agency as authorized by law) all of the following related to the provision of services under the FHK Contract:

•
Subcontractor premises
•
Physical facilities
•
Equipment
•
Pertinent books
•
Financial records
•
Contracts
•
Computer or other electronic systems
•
Medical Records
•
Documents, papers, and records of Subcontractor involving financial transactions related to the Agreement.

It is FHK’s intention to provide Subcontractor with reasonable notice of any audit or inspection of Subcontractor by FHK and to conduct any such audits or inspections at reasonable times. Additionally, FHK, AHCA, AHCA’s Office of the Inspector General, HHS, CMS, HHS Office of the Inspector General, the Comptroller General of the United States or their designees, may at any time, inspect the premises, physical facilities, and equipment where work related to the Agreement and the FHK Contract is performed.

Subcontractor agrees to cooperate in any evaluative efforts conducted by FHK, FHK’s contractors, or authorized state or federal agencies during the FHK Contract term and for a period of at least ten

(10) years following the term of the FHK Contract. These efforts may include a post-FHK Contract audit. In the event records must be sent to FHK, Subcontractor is responsible for production, delivery and associated costs.

13.
Subcontractor shall provide services, including oral and written communication to Enrollees, in a culturally competent manner appropriate for the population, including those with limited English proficiency and diverse cultural and ethnic backgrounds, disabilities, and regardless of gender, sexual orientation or gender identity. Subcontractor shall maintain a comprehensive written cultural competency plan describing how it, its providers, employees and systems will effectively provide services to Members of all cultures, races, ethnic backgrounds, and religions in a manner that recognizes, affirms, and respects the worth of the Member and protects and preserves the dignity of each.

14.
In no event shall FHK or Members be held liable for Subcontractor’s debt. Subcontractor shall make sufficient provision against the risk of insolvency to ensure Members will not be liable for Subcontractor’s debt in the event Subcontractor becomes insolvent.

15.
Neither Subcontractor nor any representative of Subcontractor shall collect or attempt to collect from a Member any money for services covered by the FHK program or any monies owed to Subcontractor by Simply. In no event shall a Member be held liable for monies owed to Subcontractor by Simply for Covered Services. If Subcontractor is paid less than billed charges, neither the Subcontractor nor Simply may hold the Member liable for the remainder of the charges. Members shall remain responsible for any applicable Copayments. Subcontractor shall indemnify, defend and hold Members harmless from all financial loss caused by Subcontractor’s failure to comply with the FHK Contract or state or federal laws or regulations.

16.
Subcontractor shall maintain complete and accurate records. Subcontractor shall retain all records associated with the FHK Contract for at least ten (10) years following the term of the FHK Contract, from the final date of the FHK Contract period, or from the date of completion of any audit, whichever is later. Such records include Member Grievance and Appeal records described in 42 CFR 438.416, base data described in 42 CFR 438.5(c), medical loss ratio reports and data, and information and documentation specified in 42 CFR 438.604, 42 CFR 438.606, 42 CFR 438.608 and 42 CFR 438.610, as referenced in 42 CFR 438.3(u) incorporated by 42 CFR 457.1201(q).

17.
Subcontractor shall maintain records and documentation in accordance with generally acceptable accounting principles sufficient to substantiate all administrative and Medical Services expenditures under the Agreement and the FHK Contract.

18.
Subcontractor shall securely store such records as appropriate for the contents of the record. Subcontractor is responsible for all storage costs associated with record maintenance under the Agreement and the FHK Contract. Destruction of records is Subcontractor’s responsibility.

19.
Subcontractor shall, during the term of the Agreement and this Addendum, shall secure and maintain insurance coverage (including commercial general liability, professional liability/errors and omission, cyber liability, and workers compensation, as applicable) that may be reasonably associated with the FHK Contract. Upon request at any time during the term of the Agreement and this Addendum, Subcontractor shall provide to Simply or FHK evidence of such coverage.

20.
Requirements if the subcontract includes delegation of coverage of services and claims processing and payment:

a.
Subcontractor shall implement and maintain arrangements or procedures designed to detect fraud waste and abuse.

21.
If applicable, Subcontractor shall provide oral translation services to any Member who speaks any non-English language. Subcontractor shall notify Members of the availability of oral interpretation services and inform Members how to access such services. Subcontractor shall make all written materials available in English, Spanish and all other prevalent non-English languages. Prevalent non-English languages means any language in Subcontractor’s Service Area spoken by approximately five percent (5%) or more of Simply’s FHK population.

22.
Subcontractor shall perform, or ensure performance of, a criminal background screening comparable to a level 2 background screening as described in Section 435.04, Florida Statutes, for all individuals employed, directly or indirectly, by Subcontractor in the performance of Subcontractor’s obligations under the Agreement who have access to Personal Health Information (PHI), Personally Identifiable Information (PII) or financial information related to the

FHK Contract, except for non- emergency transportation provider drivers. Such background screening shall be required to be completed prior to each individual’s access to data and every five (5) years thereafter. Subcontractor shall maintain documentation of all background screening records pursuant to the record keeping requirements listed herein. Unless an exemption is granted, Subcontractor shall not allow any individual to perform work under the Agreement who has unacceptable background screening results as described in more detail in the FHK Contract. Subcontractor will be required to submit an attestation to Simply (for submission to FHK) regarding background screening as described in this section and in in the FHK Contract.

For non-emergency transportation provider drivers, Subcontractor shall perform, or ensure performance of, a criminal background screening comparable to a level 1 background screening, as approved by AHCA for Florida Medicaid non-emergency transportation providers.

23.
Subcontractor shall maintain policies, procedures and practices related to system security and integrity that are in line with national industry standards and best practices. Subcontractor shall regularly, no less frequently than annually, review and update its policies, procedures and practices for the following areas:

a)
Telework and remote access;
b)
External data loss risk management;
c)
Internal data loss risk management; and
d)
Information and data security.

24.
Subcontractor shall provide ninety (90) Calendar Days’ prior notice of any planned, significant system changes, including changes or upgrades to claims processing, customer service, enrollment or operating systems or any other systems that may materially impact services provided under the Agreement. Subcontractor shall report any security incidents to Simply immediately upon discovery.

25.
In accordance with Section 624.91(5)(c), Florida Statutes, FHK is a payer of last resort. Subcontractor shall coordinate benefits with any other third-party payer that may be liable for a Member’s medical care. Subcontractor shall adhere to the third party liability requirements at 1902(a)(25) of the Act and section 53102 of the Bipartisan Budget Act of 2018, including cost avoidance and “pay and chase” requirements.

26.
Subcontractor shall have a continuity of operations plan or disaster recovery and business continuation plan, along with corresponding policies and procedures in accordance with the FHK Contract.

27.
Subcontractor shall comply with all applicable state and federal laws (including Children’s Health Insurance Program (CHIP), rule and regulations, sub-regulatory guidance and FHK contract provisions, including:

e)
Title VI of the Civil Rights Act of 1964, as amended, 42 U.S.C. 2000d et seq.;
f)
Section 504 of the Rehabilitation Act of 1973, as amended, 29 U.S.C. 794;
g)
Title IX of the Education Amendments of 1972, as amended 20, U.S.C. 1681 et seq.;
h)
The Age Discrimination Act of 1975, as amended, 42 U.S.C. 6101 et seq.;

i)
Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended, 42 U.S.C.9849;
j)
The American Disabilities Act of 1990, P.L. 101-336;
k)
Section 274A (e) of the Immigration and Nationalization Act;
l)
Title XXI of the federal Social Security Act;
m)
HIPAA, and any other federal or state laws regarding disclosure of protected health information as specified in Attachment B of the FHK Contract.
n)
The Immigration Reform and Control Act of 1986
o)
All applicable federal and state laws regarding advertising, marketing and promotional activities of health care services or otherwise related to the offering of health care services and items and services including: (i) the Federal Anti- Kickback Law, 42 U.S.C. §1320a-7b; (ii) the Civil Monetary Penalty Law, 42

U.S.C. § 1320a-7a; (iii) the Civil and Criminal False Claims Acts, 31 U.S.C. §§ 3729-3733; (iv) the Stark Law, 42 U.S.C. §1395nn; (v) the Health Care Fraud

Statute, 18 U.S.C. § 1347, Federal; and (f) to the extent applicable, the respective state law counterparts of any of the federal laws described in (i) through (v) above.

28.
Subcontractor further agrees that all contractors, subcontractors, sub-grantees or others with whom it arranges to provide goods, services or benefits in connection with any of its programs and activities pursuant to the Agreement are not discriminating against either those whom they employ nor those to whom they provide goods, services or benefits in violation of the above statutes, regulations, guidelines and standards.

29.
Pursuant to section 20.055(5), Florida Statutes, Subcontractor and any of its subcontractors understand and will comply with their duty to cooperate with the inspector general in any investigation, audit, inspection, review, or hearing.

30.
Subcontractor agrees to comply with all applicable standards, orders, or regulations issued pursuant to the Clean Air Act (42 U.S.C. §§7401-7671q) and the Federal Water Pollution Control Act as amended (33 U.S.C. §§1251-1387).

EXHIBIT E-6

GEORGIA REGULATORY EXHIBIT

PROVISIONS APPLICABLE TO GEORGIA COVERED INDIVIDUALS

This Georgia Regulatory Exhibit (the “Exhibit”) will supplement the Agreement (the “Agreement”) between AMGP Georgia Managed Care Company, Inc. d/b/a Amerigroup Community Care (“Amerigroup”) and Subcontractor (“Subcontractor”) effective upon approval and will run concurrently with the terms of the Agreement. This Exhibit is limited to the terms and conditions governing the provision of services in the fulfillment of contractual responsibilities to the state of Georgia in the provision of health care services. The provisions set forth in this Exhibit shall be deemed to be part of the Program Contract and are intended to comply with legislative and regulatory requirements of the State of Georgia. To the extent that such laws and regulations are applicable and/or are not otherwise preempted by federal law, the provisions set forth in this Exhibit shall apply. The provisions of this Exhibit apply with respect to services furnished under a Medicaid or CHIP program, including without limitation, for Medicaid services furnished under a program for dually eligible covered persons (hereinafter referred to as “Covered Persons”).

1.
For purposes of this Exhibit, the following terms shall have the meanings set forth below with respect to services furnished under the Georgia Medicaid Program: Any capitalized terms in this Exhibit not otherwise defined shall have the meaning ascribed in the Program Contract.

(a) Agency shall mean a federal, state or local agency, administration, board or other governing body responsible for the governance or administration of a Program. With respect to the operation of the Georgia Families Program, as used herein, Agency also means the Georgia Department of Community Health (“DCH”).

(b) Program shall mean a Georgia Medicaid managed care program (“Medicaid”), a state or local Children’s Health Insurance Program (“CHIP”), or any successor programs thereto, and such other federal, state or local program related to, or administered in conjunction with, Medicaid or CHIP including, without limitation, any program providing coverage for eligible family members of CHIP beneficiaries.

(c) Material Subcontractor shall mean a Subcontractor, excluding Providers, receiving Subcontractor payments from Amerigroup in amounts equal to or greater than ten (10) million dollars annually during the state fiscal year.

(d) Program Contract shall mean the contract between Amerigroup and an applicable party, such as an Agency or a Program beneficiary, which governs the delivery of managed health care services to Program beneficiaries.

(e) Regulatory Requirements shall mean any requirements imposed by applicable federal, state or local laws, rules, regulations, a Program Contract, or otherwise imposed by the Agency, acting within its jurisdiction in connection with the operation of the Program or the performance required by either party under this Exhibit.

(f) Subcontractor shall mean any third party who has a written contract with Amerigroup to perform a specified part of the Amerigroup’s obligations under the Program Contract.

2.
Compliance with Regulatory Requirements. Amerigroup and Subcontractor shall each comply with all applicable Regulatory Requirements related to the Program Contract. The failure of the Program Contract to expressly reference a Regulatory Requirement applicable to either party in connection with their duties and responsibilities hereunder shall in no way limit such party’s obligation to comply with such Regulatory Requirement. The parties agree to comply with all applicable requirements of 42 C.F.R. Part 434, 42 CFR 438.230, 42 C.F.R. Section 438.6 and 42 C.F.R. Part 455 as they pertain to the subject matter of this Exhibit.

3.
Compliance with Program Contract. Nothing in the Program Contract shall be construed to terminate or reduce the legal responsibility of Amerigroup to Agency to ensure that all activities under the Program Contract are carried out. Amerigroup shall afford Subcontractor access to all necessary training and information to enable Subcontractor to carry out its responsibilities under the Program Contract. Neither the Agreement nor this Exhibit terminates the regulatory and contractual responsibility of Amerigroup to maintain ultimate responsibility for adhering to and otherwise complying with all terms and conditions of its contract with the Agency
4.
Subcontractor Status. Subcontractor hereby represents and warrants that Subcontractor is in good standing with Agency.

5.
Hold Harmless. Subcontractor agrees that in no event, including, but not limited to non-payment by Amerigroup, Amerigroup insolvency, breach of the Agreement, this Exhibit or the Program Contract, shall Subcontractor bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from or have any recourse against a Covered Person or any person acting on behalf of a Covered Person for services provided pursuant to the Program Contract. This provision shall not prohibit collection of nominal cost-sharing or supplemental charges made in accordance with the terms of applicable Program Contracts or Agency requirements. Subcontractor further agrees that this section shall survive the termination of the Agreement, this Exhibit and the Program Contract regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Covered Person, and that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Subcontractor and a Covered Person or persons acting on such Covered Person’s behalf.

6.
Non-Discrimination. Subcontractor shall abide by the federal Civil Rights Act of 1964, the Federal Rehabilitation Act of 1973, and all other applicable statutes, regulations and orders (including, without limitation, Executive Orders 11246 and 11375, “Equal Employment Opportunities”) as amended, and any and all successor statutes, regulations and related orders. Subcontractor shall not exclude any Covered Person from participation in any aid, care, service or other benefit, or deny any Covered Person such services on the grounds of race, color, national origin, sex, age, disability, political beliefs or religion. Subcontractor shall not subject any Covered Person to discrimination due to such Covered Person’s status as a Program Contract beneficiary.

7.
Prohibited Practices. Nothing in this Exhibit shall be construed as prohibiting Subcontractor from:

(a) Discussing treatment or non-treatment options with Covered Persons irrespective of Amerigroup’s position on such treatment or non-treatment options or whether such treatment options are Covered Services.

(b) Acting within the lawful scope of such provider’s practice, advising or advocating on behalf of a Covered Person for such Covered Person’s health status, medical care, or treatment or non-treatment options, including any alternative treatments that might be self-administered by the Covered Person; or

(c) Advocating on behalf of a Covered Person within the utilization review or grievance processes established by Amerigroup or individual authorization process to obtain Medically Necessary Covered Services.

8.
Monitoring.
(a)
Amerigroup shall perform on-going monitoring of Subcontractor and shall assure compliance with the subcontract requirements within the Program Contract.
(b)
Amerigroup may monitor the quality of services delivered by Subcontractor hereunder and may request the initiation of corrective action when there has been a failure to provide services in accordance with the Agreement or this Exhibit. Subcontractor shall comply with reasonable corrective action plans initiated by Amerigroup. If Subcontractor objects to such proposed corrective action plan, the Parties will use commercially reasonable efforts to resolve Subcontractor’s objections.
(c)
Amerigroup shall monitor encounter data of Subcontractor before the data is submitted to the Agency. Amerigroup shall ensure that Subcontractor applies certain key edits to the data to ensure accuracy and completeness. These edits shall include, but not be limited to, member and provider identification numbers, dates of service, diagnosis and procedure codes, etc.
(d)
Amerigroup shall monitor the Subcontractor’s provider enrollment, credentialing, and re-credentialing policies and procedures to assure compliance with federal disclosure requirements as outlined in the Program Contract, with respect to disclosure of information regarding ownership and control, business transactions, and criminal convictions for crimes against federally-funded health care programs. Additionally, Amerigroup shall monitor to assure that Subcontractor complies with requirements or prohibited affiliations with individuals or entities excluded from participating in federally-related health care programs as described in the Program Contract.
9.
Reporting Responsibilities. Subcontractor shall submit to Amerigroup a report summarizing the status of the Subcontractor’s delegated activity, including at a minimum:
(a)
A copy of any reports or logs maintained by the Subcontractor for which Amerigroup has specified in the Agreement or other mutually agreed upon format must be submitted to Amerigroup. Amerigroup reserves the right to submit such reports to the Agency as may be required or requested by the Agency.
(b)
The identification of any problems, concerns or potential compliance issues that may exist.

10.
Quality Improvement and Utilization Review. Subcontractor shall participate in any internal or external quality improvement and utilization review procedures established under the Agreement, this Exhibit, the Program Contract or as required by Regulatory Requirements.

11.
Record Retention. In accordance with applicable law, Subcontractor shall retain a Covered Person’s health services information for a period of ten (10) years after Subcontractor’s last encounter with an adult patient and for ten (10) years after a minor reaches the age of majority. Subcontractor shall retain such information in a form permitted under Georgia Rules and Regulations 290-5-37.05(4).

12.
Right to Review Records. Subcontractor agrees that agents and employees of CMS and Agency shall have the right to inspect, evaluate and audit any pertinent books, financial records, documents, papers, and records of Subcontractor involving financial transactions related to the Program Contract.

13.
Cultural Competency Plan. Subcontractor agrees to comply with Amerigroup’s policies and procedures designed to ensure that culturally competent services are provided by Amerigroup both directly and through its health care providers and subcontractors.

14.
Marketing. Subcontractor shall not engage in any marketing activities to Covered Persons, for or on behalf of Amerigroup, except in accordance with Regulatory Requirements. Specifically, Subcontractor shall not distribute any marketing materials to Covered Persons or in connection with Amerigroup services unless such materials are first submitted by Subcontractor to Amerigroup, and Amerigroup submits such materials to Agency for approval.
(a)
Approval of Materials. Subcontractor shall submit a detailed description of Subcontractors Marketing Plan and copies of all Marketing Materials (written and oral) to Amerigroup for Agency review and approval as updated.
i.
This requirement includes, but is not limited to posters, brochures, Web sites, and any materials that contain statements regarding the benefit package and provider network-related materials. Neither the Amerigroup nor its Subcontractors shall distribute any marketing materials without prior, written approval from Agency
ii.
Subcontractor shall submit any changes to previously approved marketing materials to Amerigroup and receive approval from Agency of the changes before distribution

15.
Employed or Contracted Individuals. In no event shall Subcontractor employ or subcontract any responsibilities hereunder to any individual who has been excluded from participation under any federal or state health benefits program, including without limitation the Medicaid or Medicare programs.

16.
Prohibited Referrals. In accordance with federal and state law, Subcontractor is prohibited from referring any Covered Persons for designated health services to any entity in which Subcontractor, or a member of Subcontractor’s immediate family, has a financial relationship.

17.
Notice of Obligations to Agency. Subcontractor acknowledges that Subcontractor’s execution of the Agreement constitutes acceptance of the following provisions:

(a) Reduction of Payment. In the event that Amerigroup receives notice from Agency that Agency is due funds from a Subcontractor who has exhausted or waived the Agency administrative review process, if applicable, and that Agency instructs Amerigroup to collect such amount, on behalf of Agency, Amerigroup shall reduce payment to the Subcontractor for all claims submitted to Amerigroup by that Subcontractor by one hundred percent (100%), or such other amount as Agency may specify, until such time as the amount owed to Agency is recovered.

(b) Adjustment to Rates. In the event the Commissioner of Agency so directs Amerigroup, Amerigroup’s negotiated rates with Subcontractor shall be adjusted in order to reflect budgetary changes to the Program.

18.
Material Subcontractor. Pursuant to Section 8.6.4.1 of the Program Contract, each Material Subcontractor shall submit to Agency an annual SSAE 16 Report.

19.
Criminal Conviction and Exclusion Process and Reporting. Amerigroup and Subcontractor shall collect the disclosure of health care related criminal conviction information as required by 42 CFR§ 455.106 and establish policies and procedures to ensure that applicable criminal convictions are reported timely to the Agency. Amerigroup upon request from Agency will provide satisfactory criminal background check or an attestation that a satisfactory criminal background check has been completed for any of its staff or Subcontractor’s staff assigned to or proposed to be assigned to any aspect of the performance of the Program Contract. In addition, Amerigroup and the Subcontractor shall screen their employees and contractors initially and on an ongoing quarterly basis to determine whether any of them has been excluded from participation in Medicare, Medicaid, CHIP, or any Federal health care programs (as defined in Section 112813( f) of the Social Security Act) and not employ or contract with an individual or entity that has been excluded.

20.
Independent Contractor Status. Nothing contained herein shall, or shall be construed to, create a partnership, joint venture or any other relationship between the parties or Agency hereto other than that of independent contractors. The parties also agree that Amerigroup, its agents, Subcontractors, employees, and servants shall have no claim against Agency hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker' s compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind.

21.
Agency Approval of Subcontractors Prior to hiring or entering into an agreement with any Subcontractor, any and all Subcontractors shall be approved by Agency. Amerigroup shall provide in writing the names of all proposed or actual Subcontractors at Agency’s request.

22.
Subcontractor Agreements Agency reserves the right to inspect all subcontract agreements at any time during the Program Contract period. All agreements between Amerigroup and Subcontractor must:

(a) Be in writing and must specify the activities and responsibilities delegated to the Subcontractor.

(b) Include provisions for revoking delegation or imposing other sanctions if the Subcontractor’s performance is inadequate.

(c) Include provisions to ensure that Amerigroup:(i) evaluates the prospective Subcontractor’s ability to perform the activities to be delegated; (ii) monitors the Subcontractor’s performance on an ongoing basis and subjects it to formal review according to a periodic schedule established by Agency (iii) is consistent with industry standards or State laws and regulations; (iv) and if deficiencies are identified or there are areas in need of improvement ensure that corrective action is taken.

(d) Include that all Subcontractors fulfill the requirements of 42 CFR 438.6 as appropriate.

(e) Comply with the requirements and provisions as set forth in Section 4.10 of the Program Contract.

(f) Include a requirement that there must be a designated project manager who is a member of the Subcontractor’s staff that is directly accessible by the Agency. This individual’s name and contact information must be provided to the Agency when the subcontract is executed.

(g) Contain a provision which requires Amerigroup and its Subcontractors to seek binding arbitration to resolve any dispute between Amerigroup and Subcontractor and to provide Agency with written notice of the dispute.

(h) Include a provision requiring Amerigroup and Subcontractor to maintain independence and to establish necessary policies and procedures to assist the Subcontractor in determining if any Subcontractors performing work under the subcontract have any impairment to their independence.

23.
Cost or Pricing by Subcontractors.
(a)
Amerigroup shall submit, or shall require Subcontractor to submit, cost or pricing data for the Agreement prior to award. Amerigroup shall also certify that the information submitted by the Subcontractor is, to the best of its knowledge and belief, accurate, complete and current as of the date of the Agreement, or the date of the negotiated price of the Agreement Amerigroup shall include the substance of this Section in each Subcontractor Agreement hereunder.
(b)
Agency Determination. If Agency determines that any price, including profit or fee negotiated in connection with the Program Contract, or any cost reimbursable under the Program Contract was increased by any significant sum because of the inaccurate cost or pricing data, then such price and cost shall be reduced accordingly and the Program Contract and the Agreement shall be modified in writing to reflect such reduction.

24.
Access to Records. The State and federal standards for audits of Agency agents, contractors, and programs are applicable to this section and are incorporated by reference into this Exhibit as though fully set out herein.
(a)
Pursuant to the requirements of 42 CFR 434.6(a)(5) and 42 CFR 438.230(c)(3), Amerigroup and Subcontractor and/or providers, agree that (i) The State, CMS, the HHS Inspector General, the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the subcontractor and/or providers, or of the Subcontractor's contractor, that pertain to any aspect of services and activities performed, or determination of amounts payable under the Program Contract. (ii) Subcontractor and/or providers will make available, for purposes of an audit, evaluation, or inspection its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Covered Person. (iii) The right to audit will exist through ten (10) years from the final date of the Agreement or from the date of completion of any audit, whichever is later. (iv) If the State, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit the Subcontractor at any time. (v) the Agency and HHS may evaluate through inspection or other means, the quality, appropriateness and timeliness of services performed under the contract. Further Amerigroup and Subcontractor agree the above rights apply also to Agency, the State Attorney General, the State Health Care Fraud Control Unit, the State Department of Audits, and/or authorized State or federal personnel. Any records requested hereunder shall be produced immediately for review at Agency or sent to the requesting authority by mail within fourteen (14) calendar days following a request. All records shall be provided at the sole cost and expense of Amerigroup or Subcontractor. Agency shall have unlimited rights to access, use, disclose, and duplicate all information and data in any way relating to the Program Contract in accordance with applicable State and federal laws and regulations. Agency shall not be restricted in the number of times it may audit, visit, inspect, review or otherwise monitor Amerigroup and Subcontractor during the term of the Program Contract. Agency will only conduct audits as determined reasonably necessary by the State.
(b)
The State or Agency may issue subpoenas to Amerigroup, which require Amerigroup or its agents (e.g., employees, subcontractors) to produce and permit inspection and copying of designated books, papers, documents, or other tangible items; and/or attend and give testimony at a deposition or hearing. Amerigroup and Subcontractor agree to comply with all subpoenas issued by the State, Agency or parties acting on behalf of the State or Agency. Amerigroup understands that it is ultimately responsible for its agents’ compliance with the subpoenas described herein.
(c)
During the entire life of the Program Contract, Amerigroup and Subcontractor shall provide Agency with copies of its annual report and all disclosure or reporting statements or forms filed with the State of Georgia and/or the Securities and Exchange Commission (SEC) as soon as they are prepared in final form and are otherwise available for distribution or filing. In the event that the Amerigroup or Subcontractor is not required to or does not prepare either an annual report or SEC disclosure or reporting statements or forms by virtue of being a subsidiary of another corporation, it shall fulfill the requirements of this section, with respect to all such documents for any parent corporation, which reflect, report or include any of its operations on any basis. In addition, upon the written request of the program manager, Amerigroup and Subcontractor shall furnish Agency with the most recent un-audited and audited copies of its current balance sheet within fourteen (14) calendar days of its receipt of such request.

25.
General Confidentiality and Information Security Requirements.
(a)
Subcontractor shall ensure all work performed pursuant to the Program Contract shall comply fully with HIPAA and the Health Insurance Title XIII of the American Recovery and Reinvestment Act of 2009 (the Health Information Technology for economic and Clinical Health Act, or “HITECH”), and in the implementing regulations of HIPAA and HITECH. Implementing regulations are published as the Standards for Privacy and Security of Individually Identifiable Health Information in 45 C.F.R. Parts 160 and 164.
(b)
Subcontractor shall treat all information, including medical records and any other health and enrollment information that identifies a particular Covered Person or that is obtained or viewed by it or through its staff as confidential information, consistent with the confidentiality requirements of 45 CFR parts 160 and 164. Subcontractor shall not use any information so obtained in any manner, except as may be necessary for the proper discharge of its obligations. Subcontractor who has a reasonable need to know such information for purposes of performing its duties under this Agreement shall use personal or patient information, provided that Subcontractor has first signed an appropriate non-disclosure agreement that has been approved and maintained by Agency. Subcontractor shall be removed from performance of services hereunder upon notice that Agency reasonably believes that such Subcontractor has failed to comply with the confidentiality obligations of the Program Contract.

26.
Insurance. Subcontractor shall secure and maintain such insurances are required by Regulatory Requirements. Subcontractor shall, at a minimum, prior to the commencement of work, procure the insurance policies identified below at Subcontractor’s own cost and expense and shall furnish Amerigroup with an insurance certificate as proof of coverage at least in the amounts indicated. The insurance certificate must include the following information: the name and address of the insured; name, address, telephone number and signature of the authorized agent; name of the insurance company (authorized to operate in Georgia); a description of coverage in detailed standard terminology [including policy period, policy number, limits of liability, exclusions, endorsements, and policy notification requirements for claims (to whom, address and time limits)]; and an acknowledgment of notice of cancellation to Amerigroup. In addition, Subcontractor shall indemnify and hold harmless Agency and the State from any liability arising out of Subcontractor’s untimely failure in securing adequate insurance coverage as prescribed herein:

(a)
Workers’ Compensation Insurance - Subcontractor shall maintain Workers’ Compensation Insurance in accordance with the statutory limits established by the General Assembly of the State of Georgia. The Workers’ Compensation Policy must include Coverage B – Employer’s Liability Limits of:
1.
Bodily Injury by Accident $100,000.00 per employee
2.
Bodily Injury by Disease $100,000.00 per employee
3.
Policy Limits $500,000.00 policy limits
(b)
Commercial General Liability – Subcontractor shall maintain Commercial General Liability Policy(ies), which shall include, but need not be limited to, coverage for bodily injury and property damage arising from premises and operations liability, personal injury liability and contractual liability. The Commercial General Liability Insurance shall provide at least the following limits (per occurrence) for each type of coverage with a $3,000,000.00 aggregate:
1.
Premises and Operations $1,000,000.00
2.
Personal Injury $1,000,000.00
3.
Contractual Liability $1,000,000.00
(c)
Automobile Liability- Subcontractor shall procure and maintain Commercial Automobile Liability Insurance, which shall include coverage for bodily injury and property damage arising from the operation of any owned, non-owned or hired automobile with limits of at least:
1.
Automobile Liability Combined Singled Limit $1,000,000.00
(d)
To achieve the appropriate coverage levels, a combination of a specific policy written with an umbrella policy covering liabilities above stated limits is acceptable.
1.
Professional Liability Insurance $1,000,000.00
(e)
Each of the insurance policies required pursuant to this section shall be issued by a company licensed to transact the business of insurance in the State of Georgia by the Insurance Commissioner for the applicable line of insurance and, unless waived or modified in writing by Agency, shall be an insurer with a Best Policyholders Rating of “A” or better and with a financial size rating of Class IX or larger. Each such policy shall also contain the following provisions, or the substance thereof, made a part of the insurance policy
(f)
Subcontractor agrees that this policy shall not be canceled, changed, allowed to lapse, or allowed to expire until thirty (30) calendar days after Amerigroup, has received written notice thereof as evidenced by return receipt of registered letter or until such time as other valid and effective insurance coverage acceptable in every respect to Amerigroup and Agency and providing protection equal to protection called for in the policy shown above shall have been received, accepted, and acknowledged by Amerigroup. It is also agreed that said notice shall be valid only as to such project as shall have been designated by name in said notice.

27.
Drug-Free Workplace. Subcontractor shall certify to Amerigroup that a drug-free workplace shall be provided for Subcontractor’s employees during the performance of the Agreement as required by the “Drug-Free Workplace Act”, O.C.G.A. § 50-24-1, et seq. and applicable federal law. Subcontractor shall comply with the provisions of paragraphs (1), (2), (3), (4), and (6) of this subsection and notify Amerigroup of any criminal drug statute conviction for a violation occurring in the workplace involving the Subcontractor or its employees within five (5) calendar days of receiving notice of the conviction Any false certification by Subcontractor, violation of such certification, or failure to carry out the requirements set forth in the code, may result in Subcontractor being suspended, terminated, or debarred from the performance of services under the Program Contract and this subcontract.
1.
Publishing a statement notifying employees that the unlawful manufacture, sale, distribution, dispensation, possession or use of a controlled substance or marijuana is prohibited in Subcontractor’s workplace and specifying the actions that will be taken against employees for violations of such policy;
2.
Establishing a drug-free awareness program to inform employees about:

a. The dangers of drug abuse in the workplace;

b. Subcontractor’s policy of maintaining a drug-free workplace;

c. Any available drug counseling, rehabilitation, and employee assistance programs; and

d. The penalties that may be imposed upon employees for drug abuse violations;

3.
Providing each employee with a copy of the statement provided for in paragraph (1) of this certification;
4.
Notifying each employee in the statement provided for in paragraph (1) that, as a condition of employment, the employee shall:

a. Abide by the terms of the statement; and

b. Notify Amerigroup of any criminal drug statute conviction for a violation occurring in the workplace no later than five (5) calendar days after such conviction;

5.
Notifying Agency within ten (10) calendar days after receiving notice under subparagraph 4(b) from an employee or otherwise receiving actual notice of such conviction;
6.
Taking one of the following actions, within thirty (30) days of receiving notice under subparagraph 4(b), with respect to any employee who is so convicted;

a. Taking appropriate personnel action against such an employee, up to and including termination; or

b. Requiring such employee to participate satisfactorily in a drug abuse assistance or rehabilitation program approved for such purposes by a federal, state, or local health, law enforcement, or other appropriate agency;

28.
Homeland Security Considerations. Amerigroup and Subcontractor shall perform the services to be provided under the Program Contract entirely within the boundaries of the United States. In addition, Amerigroup and Subcontractor will not hire any individual to perform any services under the Agreement and/or the Program Contract if that individual is required to have a work visa approved by the U.S. Department of Homeland Security and such individual has not met this requirement.
(a)
If Amerigroup and Subcontractor performs services, or uses services, in violation of the foregoing paragraph, Amerigroup and Subcontractor shall be in material breach of the Program Contract and shall be liable to the Agency for any costs, fees, damages, claims, or expenses it may incur. Additionally, Amerigroup and Subcontractor shall be required to hold harmless and indemnify Agency pursuant to the indemnification provisions of the Program Contract.
(b)
The prohibitions in this Section shall also apply to any and all agents and Subcontractors used by Amerigroup to perform any services under the Program Contract.
(c)
Amerigroup and Subcontractor warrant and represent that all persons, including other subcontractors, independent contractors and consultants assigned by it to perform services under this Agreement or the State Contract, shall be employees or formal agents of Amerigroup or Subcontractor, as applicable, and shall have the credentials necessary (i.e., licensed, and bonded, as required) to perform the work required herein. Subcontractor must promptly notify Amerigroup of any breach of this section. Amerigroup’s failure to notify Agency of replacement of Subcontractors will be considered breach of the State Contract.

29.
Subcontractor Affidavit under O.C.G.A. § 13-10-91(b)(3). The Immigration Reform and Control Act of 1986 prohibits employers from knowingly hiring illegal workers. The Subcontractor shall only employ individuals who may legally work in the United States – either U.S. citizens or foreign citizens who are authorized to work in the U.S. The Subcontractor shall use the U.S. Department of Homeland Security’s E-Verify Employment Eligibility Verification system, https://e-verify.uscis.gov/emp, to verify the employment eligibility of all new employees hired by the Subcontractor during the term of the Agreement and shall also include a requirement in its subcontracts that any subcontractor’s utilize the E-Verify system to verify the employment eligibility of all new employees hired by subcontractor performing work or providing services pursuant to this Agreement.

30.
Notice of Action or Suit. Amerigroup shall give Agency immediate notice in writing by registered mail or certified mail of any action or suit filed by any Subcontractor and prompt notice of any claim made against Amerigroup by any Subcontractor that, in the opinion of Amerigroup, may result in litigation related in any way to the Program Contract.

31.
Termination.
(a)
Termination at Agency’s Request. In addition to any other termination rights under the Program Contract, Agency may request that this Agreement be terminated immediately, or Amerigroup may terminate this Agreement immediately in the absence of such request by

Agency, if Subcontractor fails to comply with the terms and conditions of this Exhibit, the Agreement or the Program Contract as determined by Agency, or if Agency determines in its sole discretion that Subcontractor has failed to come into compliance with the terms and conditions of this Exhibit, the Agreement or the Program Contract within fifteen (15) calendar days following receipt of notice regarding, and demand to cure, such non-compliance. In addition, Amerigroup may immediately terminate the Agreement upon the request of Agency or the Georgia Department of Insurance upon Subcontractor’s failure to comply with the insurance requirements of this Exhibit.
(b)
Appeal of Termination. In the event that Subcontractor objects to termination of the Agreement for any reason, Subcontractor shall utilize the grievance and appeals process as more fully set forth in the Agreement. No additional or separate right of appeal to Agency or Amerigroup is created as a result of Amerigroup’s termination of the Agreement.
(c)
Notice of Termination. Amerigroup shall submit to Agency a written notification of Subcontractor terminations at least ninety (90) calendar days prior to the effective date of the termination.

32.
Amerigroup is solely accountable for all functions and responsibilities contemplated and required by the Program Contract, whether the Amerigroup performs the work directly or through a Subcontractor.

EXHIBIT E-7

Medicaid and Healthy Indiana Plan requirements for the State of Indiana

1.
This Medicaid-IN Attachment (the “Attachment”) provides additional requirements and is limited to the terms and conditions governing the provision of and payment for Health Services provided to individuals who are enrolled in the Indiana Hoosier Healthwise, Healthy Indiana Plan and Hoosier Care Connect programs through Anthem’s managed care Medicaid program (hereinafter collectively referred to as “Medicaid Covered Individuals”).

2.
For purposes of this Attachment, “Medicaid” means medical assistance provided under a state plan approved under Title XIX of the Social Security Act. For purposes of this Attachment, “Covered Services” means those medically necessary Health Services for which a Medicaid Covered Individual is eligible. For purposes of this Attachment “Subcontractor” means any third party who has a written contract with Anthem to perform a specified part of Anthem’s obligations under the state contract.

3.
Subcontractor agrees to the following with respect to Medicaid Covered Individuals:

a.
Indemnify and hold harmless the State of Indiana, its agencies (including, without limitation, the Office of Medicaid Policy and Planning), officers, and employees from all claims and suits, including court costs, attorney’s fees, and other expenses, brought because of injuries or damages received or sustained by any person, persons, or property that is caused by any act or omission of Subcontractor; The State shall not provide such indemnification to the Subcontractor
b.
Comply with the terms applicable to Subcontractor s set forth in the managed care organization contract, including incorporated documents, between Anthem and the State of Indiana, which applicable terms are incorporated herein by reference. Anthem agrees to provide Subcontractor with a description of the applicable terms;
c.
Comply with all State and Federal laws, rules, regulations and ordinances applicable to Medicaid Covered Individuals;
d.
Cooperate and comply with the Agreement for purposes of payment dispute resolution;
e.
Maintain a current Indiana Health Coverage Programs (“IHCP”) Subcontractor agreement if applicable;
f.
Respond to cultural, racial and linguistic needs of Medicaid Covered Individuals;
g.
Be duly licensed and in good standing in accordance with the applicable state licensing board of the State of Indiana if applicable;
h.
Obtain and maintain all required permits, licenses and approvals and comply with all applicable health, safety and environmental statutes, rules, regulations or ordinances necessary for the performance of Health Services;
i.
Submit all claims/invoices for Services rendered to Medicaid Covered Individuals in accordance with the Agreement;
j.
Cooperate with any program designed to monitor Medicaid program compliance by Subcontractors who provide services to Medicaid Covered Individuals and comply with any corrective actions related thereto;
k.
Submit all reports for Services rendered to Medicaid Covered Individuals in accordance with Anthem’s specifications for the submission of such data;
l.
Cooperate with and permit evaluations, through on-site inspection or other means, of the quality, appropriateness, and timeliness of Service rendered to Medicaid Covered Individuals. Such evaluations may be conducted by Anthem, The Office of Medicaid Policy and Planning, the Office of Children’s Health Insurance Program, the Department of Health and Human Services, or other duly authorized State agency;
m.
Cooperate with and permit inspections of any records pertinent to Subcontractor’s delivery of Services to Medicaid Covered Individuals. Such inspections may be conducted by Anthem, The Office of Medicaid Policy and Planning, the Office of Children’s Health Insurance Program, or other duly authorized State agency;

n.
Maintain an adequate record keeping system for recording services, charges, date and other commonly accepted information elements for Services rendered to Medicaid Covered Individuals;
o.
Participate in any internal and external quality assurance, utilization review, peer review, and grievance procedures established by Anthem for Medicaid Covered Individuals;
p.
Comply with the requirements of 42 CFR 489, Subpart I, related to maintaining and distributing written policies and procedures respecting advance directives;
q.
Prepare and submit reports as requested by the Office of Medicaid Policy and Planning or the Office of Children’s Health Insurance Program (hereinafter “Offices”) by the completion date established by either of the Offices. Such requests will be limited to situations in which the desired data is considered essential and cannot be reasonably obtained through standard Anthem reports;
r.
Maintain all books, documents, papers, accounting records, and other evidence pertaining to all costs incurred under this Attachment and make such materials available at the respective offices at all reasonable times during the term of this Attachment, and for three (3) years from the date of final payment under this Attachment, for inspection by the state or its authorized designees. Copies shall be furnished at no cost to the state if requested.
s.
Provides notification to Anthem in the event of the Subcontractor’s bankruptcy.

4. Termination of Attachment.

a. This Attachment shall automatically terminate upon the occurrence of any one of the following:

i.
Failure to comply with section 3 e above;
ii.
Failure to comply with section 3.g above;
iii.
Termination/expiration of Anthem’s managed care organization contract with the State of Indiana in accordance with IC 12-15-30-5; or

b. Except as otherwise provided herein, either party hereto may terminate this Attachment without cause upon ninety (90) calendar days prior written notice to the other party.

c. If either party fails to comply with or perform any term or condition of this Attachment, the other party shall notify the defaulting party of its default in writing, and the defaulting party shall have ninety (90) days to cure the default. If the default is not cured within said ninety (90) day period, this Attachment is automatically terminated, unless otherwise specified by the non-defaulting party

5. This Attachment shall be automatically amended to conform to applicable changes to State or Federal laws, rules, regulations or ordinances related to Medicaid Covered Individuals or the Indiana Medicaid program without the necessity of executing written amendments.

6. Nothing herein shall be construed to prohibit Subcontractor from contracting with other Medicaid managed care organizations.

7. Subcontractor shall be compensated pursuant to the amounts specified in the Agreement.

8. Subcontractor is not required to provide Services if Subcontractor objects to such service on moral or religious grounds.

9. Subcontractor certifies that neither it nor its principals nor any of its subcontractors are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from entering into this Attachment by any Federal agency or by any department, agency or political subdivision of the State. Subcontractor shall immediately notify Anthem if it or any of its principals becomes debarred or suspended, and Anthem shall, at the state's request, take all steps required by the state to terminate its contractual relationship with Subcontractor for work to be performed under this Attachment. For purposes of this Attachment, “principal” means an officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or a person who has a critical influence or substantive control over Subcontractor’s operations.

10. Subcontractor agrees to comply with the following:

a. Title VI of the Civil Rights Act of 1964 (Pub. L. 88-352), as amended, and all requirements imposed by or pursuant to the regulation of the Department of Health and Human Services (45 CFT Part 80), to the end that, in accordance with Title VI of that Act and the Regulation, no person in the United States shall on the ground of race, color, or national origin, be excluded from participation in, be denied the benefits of, or be otherwise subjected to discrimination under any program or activity for which Subcontractor receives Federal assistance.

b. Section 504 of the Rehabilitation Act of 1973 (Pub. L. 93-112), as amended, and all requirements imposed by or pursuant to the Regulation of the Department of Health and Human Services (45 CFR Part 84), to the end that, in accordance with Section 504 of that Act and the Regulation, no otherwise qualified handicapped individual in the United States shall, solely by reason of his/her handicap, be excluded from participation in, be denied the benefits of, or be subjected to discrimination under any program or activity for which Subcontractor receives Federal assistance.

c. The Age Discrimination Act of 1975 (Pub. L 94-135), as amended, and all requirements imposed by or pursuant to the Regulation of the Department of Health and Human Services (45 CFR Part 91), to the end that, in accordance with the Act and the Regulation, no person in the United States shall, on the basis of age, be denied the benefits of, be excluded from participation in, or be subjected to discrimination under any program or activity for which Subcontractor receives Federal assistance.

d. The Americans with Disabilities Act of 1990 (Pub. L. 101-336), as amended, and all requirements imposed by or pursuant to the Regulation of the Department of Justice (28 CFR 35.101 et seq.), to the end that in accordance with the Act and Regulation, no person in the United States with a disability, be excluded from participation in, be denied the benefits of, or otherwise be subjected to discrimination under any program or activity for which Subcontractor receives Federal financial assistance.

e. Title IX of the Educational Amendments of 1972, as amended (30 U.S.C. sections 1681, 1783, and 1685-1686), and all requirements imposed by or pursuant to regulation, to the end that, in accordance with the Amendments, no person in the United States shall, on the basis of sex, be excluded from participation in, be denied the benefits of, or otherwise be subjected to discrimination under any program or activity for which Subcontractor receives Federal financial assistance.

f. I.C. 22-9-1-10 and the Civil Rights Act of 1964, as amended, and any other applicable State or Federal law, regulations and executive orders prohibiting discrimination, in that Subcontractor shall not discriminate against any employee or applicant for employment in the performance of this Attachment. Subcontractor shall not discriminate with respect to the hire, tenure, terms, conditions or privileges of employment or any matter directly or indirectly related to employment, because of race, color, religion, sex, disability, national origin, ancestry or status as a veteran. Breach of this provision shall be considered default; and

g. All requirements applicable to Subcontractor under the Health Insurance Portability and Accountability Act of 1996.

11.
Subcontractor agrees to comply with requirements set forth in 42 CFR 455.100 through 455.106 (regarding disclosure by Subcontractors of ownership and control information and disclosure of information on a Subcontractor's owners' and other persons' conviction of criminal offenses against Medicare, Medicaid, or Title XX services program) and will agree to provide required disclosures at the time of initial contract, upon contract renewal, and/or upon request by the plan. The Subcontractor further agrees to notify the plan within 14 days of any changes to the required disclosures.

12.
The State, CMS, the HHS Inspector General, the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the Subcontractor, or of the Subcontractor's contractor, that pertain to any aspect of services and activities performed, or determination of amounts payable under Anthem's contract with the State.
a.
Subcontractor will make available, for purposes of an audit, evaluation, or inspection under paragraph (c)(3)(i) of this section, its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Medicaid Covered Individuals.
b.
The right to audit under paragraph (c)(3)(i) of this section will exist through 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later.
c.
If the State, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit Subcontractor at any time.
13.
The State shall approve all Subcontractors and any change in Subcontractors or material change as outlined in the contract to Subcontractor arrangements. The State may waive its right to review subcontracts and material changes to subcontracts. Subcontracts with entities that are located outside of or will perform work outside of the United States and Territories of the United States are prohibited. The State encourages Anthem to subcontract with entities that are located in the State of Indiana.

EXHIBIT E-8

IOWA MEDICAID PARTICIPATION EXHIBIT AND

STATE-SPECIFIC REQUIREMENTS

This Iowa Medicaid Participation Exhibit and State Specific Requirements (the “Exhibit”) will supplement the Agreement (as defined herein) between Amerigroup Iowa, Inc. (“Contractor”) and Subcontractor (“Subcontractor”) effective upon approval and will run concurrently with the terms of the Agreement This Exhibit is limited to the terms and conditions governing the provision of services in the fulfillment of contractual responsibilities to the State of Iowa (“State”) in the provision of health care services. The provisions set forth in this Exhibit shall be deemed to be part of the Program Contract, and are intended to comply with legislative and Regulatory Requirements of the State. To the extent that such laws and regulations are applicable and/or are not otherwise preempted by federal law, the provisions set forth in this Exhibit shall apply. The provisions of this Exhibit apply with respect to individuals who are enrolled in the Iowa Medicaid Program (hereinafter collectively referred to as “Members”). Subcontractors shall be bound to the same contractual terms and conditions as the Contractor, all restrictions, obligations, and responsibilities of the Contractor under the Program Contract shall also apply to Subcontractors.

1.
For purposes of this Exhibit, the following terms shall have the meanings set forth below with respect to services furnished under the Iowa Medicaid Program. Any capitalized terms in this Exhibit not otherwise defined shall have the meaning ascribed in the Program Contract.
(a)
Agency shall mean a federal, state, or local agency, administration, board or other governing body responsible for the governance or administration of a Program. With respect to the operation of the Iowa Medicaid Program, as used herein, Agency also means the Iowa Department of Public Health (IDPH) and the Iowa Department of Human Services (DHS).
(b)
Agreement shall mean the contract between Contractor and Subcontractor whereby Subcontractor provides a function or service for Contractor specifically related to securing or fulfilling Contractor’s obligations to the Iowa Medicaid Program under the terms of the Program Contract.
(c)
Program shall mean any federal or state funded program under Title XVIII, Title XIX or Title XXI of the Social Security Act, and any other federal or state funded program or product as designated by Contractor.
(d)
Program Contract shall mean the contract between Contractor and an applicable party, such as an Agency, which governs the delivery of health care services to Program beneficiaries.
(e)
Regulatory Requirements shall mean any requirements imposed by applicable federal, state, or local laws, rules, regulations, a Program Contract, or otherwise imposed by the Agency, acting within its jurisdiction in connection with the operation of the Program or the performance required by either party under this Exhibit.
(f)
Subcontractor shall mean a third party who contracts with the Contractor or another subcontractor to perform duties under the Program Contract.

2.
Compliance with Regulatory Requirements and the Program Contract.
(a)
Subcontractor, its employees, agents, and subcontractors shall comply at all times with all applicable federal, state, and local laws, rules, ordinances, regulations, orders, guidance, and policies in place at the execution of the Agreement as well as any and all future amendments, changes, and additions to such laws as of the effective date of such change. All such Regulatory Requirements are incorporated into the Program Contract as of their effective date. Contractor and Agency expressly reject any proposition that future changes to Regulatory Requirements are inapplicable to the Program Contract and the services performed by Subcontractor under the Program Contract.
(b)
When providing services pursuant to the Program Contract, Subcontractor, its employees, agents, and subcontractors shall comply with all Regulatory Requirements including without limitation, all laws that pertain to the prevention of discrimination in employment and in the provision of services. For employment, this would include equal employment opportunity and affirmative action, and the use of targeted small businesses as subcontractors or suppliers.
(c)
Subcontractor, employees, and any subcontractors shall comply with changes and modifications to state and federal program requirements, regulations, rules without the necessity of a written amendment.
(d)
The Agreement shall meet the requirements of 42 C.F.R. §434.6 and shall incorporate by reference the applicable terms and conditions of the Program Contract.
3.
Requirements for Delegation of Program Contract Activities or Obligations by Contractor.
(a)
Pursuant to 42 C.F.R. §438.230, the Contractor is accountable for any functions and responsibilities that are delegated to Subcontractor, and Contractor is required to certify and warrant all Subcontractor work. In addition, pursuant to 42 C.F.R. 438.3(k), all of Contractor’s subcontracts must fulfill the requirements of 42 C.F.R. part 438 for the service or activity delegated under the subcontract in accordance with 42 C.F.R. § 438.230.
(b)
Notwithstanding any relationship(s) that Contractor may have with any subcontractor, Contractor maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of the Program Contract
(c)
Prior to delegation, the Contractor shall evaluate Subcontractor’s ability to perform the activities to be delegated, including the qualifications of the Subcontractor and its employees.

(d)
Parties will ensure that all delegated activities or obligations, and related reporting responsibilities, are specified in the Agreement.
(e)
Subcontractor agrees to perform the delegated activities and reporting responsibilities specified in compliance with the Program Contract.
(f)
In instances where the Agency or the Contractor determine that Subcontractor has not performed the delegated activities or obligations satisfactorily, Contractor may revoke said delegation of activities or obligation or impose other sanctions as specified in the Agreement.
4.
Record Retention and Audits.
(a)
In accordance with 42 C.F.R. §438.3(u), Subcontractor shall retain, and require contracted providers to retain, as applicable, the following information: member grievance and appeal records in 42 C.F.R. § 438.416, base data in 42 C.F.R. § 438.5(c), MLR reports in 42 C.F.R. § 438.8(k), and the data, information, and documentation specified in 42 C.F.R. §§ 438.604, 438.606, 438.608, and 438.610 for a period of no less than ten (10) years.
(b)
In accordance with 42 C.F.R. 438.3(h), the Agency, Center for Medicaid and Medicaid Services (CMS), the Department of Health and Human Services (HHS) Office of Inspector General (OIG), the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the Subcontractor that pertain to any aspect of services and activities performed, or determination of amounts payable under the Program Contract.
(c)
Subcontractor will make available, for purposes of an audit, evaluation, or inspection, its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to Members.
(d)
The right to audit will exist through ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later.
(e)
If the Agency, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the Agency, CMS, or the HHS Inspector General may inspect, evaluate, and audit Subcontractor at any time.
(f)
Subcontractors shall furnish duly authorized and identified agents or representatives of the State and Federal governments with such information as they may request regarding payments claimed for Medicaid services.
(g)
Subcontractor shall provide copies of requested records to the Contractor, Agency, the Agency’s designee, or the Iowa Medicaid Fraud Control Unit (“MFCU”) within ten (10) business days from the date of the request unless the Agency sets a time period greater than ten (10) days.
(h)
Repayment Obligation. In the event that any State and/or federal funds are deferred and/or disallowed as a result of any audits or expended in violation of the laws applicable to the expenditure of such funds, the Contractor or Subcontractor shall be liable to the Agency for the full amount of any claim disallowed and for all related penalties incurred.
5.
Agency Review.
(a)
All agreements for any subcontractor whose payments are equal to or greater than five percent (5%) of capitation payments under the Program Contract shall be submitted for or Agency review and approval. However, the Agency reserves the right to review and approve any subcontracts, and all subcontracts shall be accessible to the Agency and provided within three (3) business days of request. All material changes to any subcontractor agreement previously approved by the Agency shall be submitted in writing to the Agency for approval at least sixty (60) days prior to the effective date of the proposed subcontract agreement amendment.
(b)
Local governments and non-profit sub-recipient entities that expend $500,000 or more in a year in federal awards (from all sources) shall have a single audit conducted for that year in accordance with the provisions of OMB Circular A-133 “Audit of States, Local Governments, and Non-Profit Organizations.” A copy of the final audit report shall be submitted to the Agency if either the schedule of findings and questioned costs or the summary schedule of prior audit findings includes any audit findings related to federal awards provided by the Agency. If an audit report is not required to be submitted per the criteria above, the sub-recipient must provide written notification to the Agency that the audit was conducted in accordance with government auditing standards and that neither the schedule of findings and questioned costs nor the summary schedule of prior audit findings includes any audit findings related to federal awards provided by the Agency. Contractor is required to provide the Agency with a copy of any written audit findings or reports, whether in draft or final form, within two (2) business days following receipt by the Contractor. The requirements of this paragraph shall apply to the Contractor as well as any subcontractors.
(c)
The Agency reserves the right to conduct and/or request the disclosure of criminal histories and other background investigations of the Contractor, Subcontractor, its officers, directors, shareholders, staff, agents, or subcontractors who have been retained by the Contractor or Subcontractor for the performance of Program Contract services.
6.
Termination of Subcontractor Agreement.
(a)
The Agency shall have the right to request the removal of Subcontractor for good cause.
(b)
The Agency may terminate the Program Contract upon written notice of breach by Contractor or Subcontractor of any material term, condition or provision of the Program Contract, if such breach is not cured within the time period specified in the Agency’s notice of breach or any subsequent notice or correspondence delivered by the Agency to the Contractor, provided that cure is feasible.
7.
Subcontractor Oversight and Monitoring. Agency and Contractor have right to audit Subcontractor in regards to duties and obligations under the Program Contract.
(a)
On an ongoing basis, Contractor shall audit and monitor Subcontractor’s data, data submission and performance, and shall implement oversight mechanisms to monitor performance and compliance with Program Contract requirements. Contractor will conduct formal reviews of Subcontractor’s performance at least quarterly.
(b)
If deficiencies and areas of improvement are identified, the Contractor and Subcontractor shall take corrective action.
(c)
The Contractor is required to provide to the Agency the findings of all Subcontractor performance monitoring and reviews upon request and notify the Agency any time Subcontractor is placed on corrective action.
8.
Subcontractor Requirements.
(a)
Any subcontracting relationship shall provide for a seamless experience for Members and providers. For example, any subcontracting of claims processing shall be invisible to the provider so as to not result in confusion about where to submit claims for payments. If Subcontractor is providing direct services to Members, such as behavioral health services, Subcontractor shall meet the same requirements as Contractor, and Contractor shall demonstrate its oversight and monitoring of the Subcontractor’s compliance with these requirements. If Subcontractor is providing direct services to Members or providers, Subcontractor is required to have quality improvement goals and performance improvement activities specific to the types of services provided by Subcontractor.
(b)
Excluded Providers. Subcontractor is prohibited from contracting with provider who have been excluded from participation by the HHS OIG under section 1128 of the Social Security Act, or by the Agency from participating in the Iowa Medicaid program for fraud or abuse.

Subcontractor, if applicable shall ensure that any reimbursed Consumer Choice Option provider is not an excluded entity. Subcontractor shall be responsible for checking the lists of providers currently excluded by the State and the federal government every thirty (30) days. Subcontractor shall check the Social Security Administration’s Death Master File, the National Plan and Provider Enumeration System (NPPES), the System for Award Management (SAM), the Medicare Exclusion Database (the MED) and any such other databases as the Secretary of HHS may prescribe. Upon request by the Agency or the Contractor, Subcontractor shall terminate its relationship with any provider identified as in continued violation of law by the Agency.
(c)
Subcontractor Financial Stability. If Subcontractor is a prepaid health plan, physician-hospital organization or another entity that accepts financial risk for services that Contractor does not directly provide, Contractor shall monitor the financial stability of Subcontractor when Subcontractor’s payments are equal to or greater than five percent (5%) of premium/revenue. Subcontractor shall provide the following information to the Contractor on at least a quarterly basis, (i) a statement of revenues and expenses; (ii) a balance sheet; (iii) cash flows and changes in equity/fund balance; and (iv) incurred but not received (IBNR) estimates. Contractor will use said information to monitor Subcontractor’s performance. The Agency reserves the right to require additional financial reporting on Subcontractor. The Contractor and Subcontractor shall make these documents available to the Agency upon request.
(d)
Member Liability and Billing. In compliance with 42 U.S.C. §1396u-2(b)(6), Subcontractor and is applicable contracted providers shall not bill Members, for covered services, any amount greater than would be owed if the entity provided the services directly (i.e., no balance billing by providers). In addition, Subcontractor and if applicable contracted providers shall not require any cost sharing or Member liability responsibilities for covered services except to the extent that cost sharing or Members liability responsibilities are required for those services in accordance with law and as described in the Program Contract. Further, Subcontractor and if applicable, contracted providers shall not charge Members for missed appointments.
(e)
Performance With-in the U.S. In accordance with 42 C.F.R. § 438.602(i), any claims paid by Contractor or Subcontractor to a network provider, out-of-network provider, subcontractor or financial institution located outside of the U.S. cannot be considered in the development of actuarially sound capitation rates.
(f)
Subcontractor shall meet with the Agency as required and comply as applicable with all meeting requirements established by the Agency, including, but not limited to, preparation, attendance, participation and required documentation.
(g)
As applicable, based on the scope of services provided under the Agreement, Subcontractor shall ensure all Subcontractor’s staff is trained in accordance with the requirements of the Program Contract. Staff training shall include: (i) Program Contract requirements and State and Federal requirements specific to job functions; (ii) in accordance with 42 C.F.R. § 422.128, training on the Subcontractor’s policies and procedures on advance directives; (iii) initial and ongoing training on identifying and handling quality of care concerns; (iv) cultural sensitivity training; (v) training on fraud and abuse and the False Claims Act; (vi) HIPAA training; (vii) clinical protocol training for all clinical staff; (viii) training regarding interpretation and application of utilization management guidelines for all utilization management staff; (ix) assessment processes, person-centered planning and population specific training relevant to the enrolled populations for all care managers; and (x) training and education to understand abuse, neglect, exploitation and prevention including the detection, mandatory reporting, investigation and remediation procedures and requirements.
(h)
As applicable, Subcontractor shall comply with all applicable federal and State standards related to provider credentialing, including those required in 42 C.F.R. Parts 438 and 455, Subpart E, which shall include the following: (i) a training plan designed to educate staff in the credentialing and re-credentialing requirements; (ii) provisions for monitoring and auditing compliance with credentialing standards; (iii) provisions for prompt response and corrective action when non-compliance with credentialing standards is detected; (iv) a description of the types of providers that are credentialed; (v) methods of verifying credentialing assertions, including any evidence of prior provider sanctions; and (vi) prohibition against employment or contracting with providers excluded from participation in federal health care programs.
(i)
Culture Competency. In accordance with 42 C.F.R. § 438.206 the Subcontractor shall participate in the Agency’s efforts to promote the delivery of services in a culturally competent manner. Subcontractor shall promote the delivery of services in a culturally competent manner to all Members, including those with limited English proficiency and diverse cultural and ethnic backgrounds. Subcontractor shall address the special health needs of Members who are poor, homeless and/or Members of a minority population group. Subcontractor shall incorporate in its polices, administration and service practice the value of: (i) honoring Members’ beliefs; (ii) sensitivity to cultural diversity; and (iii) fostering in staff and providers attitudes and interpersonal communication styles which respect Members’ cultural backgrounds. Subcontractor shall have specific policy statements on these topics and communicate them to contracted providers and subcontractors.
(j)
Utilization Management. In accordance with 42 C.F.R. § 438.210(e) and as applicable, Subcontractor shall assure that compensation to individuals or entities that conduct utilization management (UM) activities is not structured so as to provide incentives for the individual or entity to deny, limit, or discontinue medically necessary covered services to any Member. If Contractor delegates some or all of its UM activities, including prior authorization functions, to Subcontractor, Contractor shall conduct annual audits and ongoing monitoring to ensure Subcontractor’s performance complies with the Program Contract, the Contractor’s policies and procedures and State and Federal law.
9.
Indemnification of State. Without limiting Contractor’s rights under the Indemnification provision within the Agreement, Subcontractor will indemnify the State, the Agency and all of their employees, agents, successors, and assigns are immune from liability and suit for or from the Contractor’s and/or Subcontractors’ activities involving third parties and arising from the Program Contract or any and all claims, damages, law suits, costs, judgments, expenses, and any other liabilities resulting from bodily injury to any person (including injury resulting in death) or damage to property that may arise out of or are related to Subcontractor's performance under the Program Contract, providing such bodily injury or property damage is due to the negligence of the Subcontractor, its employees, agents, or subcontractors.
10.
Confidential Information. Subcontractor’s employees, agents, and subcontractors may have access to Agency information that is confidential information to the extent necessary to carry out responsibilities under the Program Contract. Access to such confidential information shall comply with both the State’s and the Agency’s policies and procedures. In all instances, access to confidential information from locations outside of those outlined in the Program Contract, is prohibited.

11.
Certification Regarding Lobbying. The Subcontractor certifies, to the best of their knowledge and belief, that:
(a)
No federal appropriated funds have been paid or will be paid on behalf of the Subcontractor to any person for influencing or attempting to influence an officer or employee of any federal agency, a member of the Congress, an officer or employee of the Congress, or an employee of a member of Congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant loan, or cooperative agreement.
(b)
If any funds other than federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any federal agency, a member of the Congress, or an employee of a member of Congress in connection with the Program Contract, grant, loan, or cooperative agreement, the applicant shall complete and submit Standard Form-LLL, “Disclosure Form to Report Lobbying,” in accordance with its instructions.
(c)
Subcontractor shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, sub-grants, and contracts under grants, loans and cooperative agreements) and that all sub-recipients shall certify and disclose accordingly. This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352, Title 31, U.S.C.A. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000.00 and not more than $100,000.00 for each such failure.
12.
Insurance Requirements.
(a)
Subcontractor shall maintain in full force and effect, with insurance companies licensed by the State of Iowa, at the Subcontractor’s expense, insurance covering its work during the entire term of the Agreement as it pertains to services performed under the Program Contract, which includes any extensions or renewals thereof. Subcontractor’s insurance shall, among other things:
(i)
Be occurrence based and shall insure against any loss or damage resulting from or related to the Subcontractor’s performance of the services under the Program Contract regardless of the date the claim is filed or expiration of the policy. For all insurance that is not occurrence based, Subcontractor shall provide appropriate “tail” claim coverage to protect the State against late-filed claims.
(ii)
Name the State of Iowa and the Agency as additional insureds or loss payees on the policies for all coverages required by the Program Contract, with the exception of workers’ compensation, or the Subcontractor shall obtain an endorsement to the same effect; and
(iii)
Provide a waiver of any subrogation rights that any of its insurance carriers might have against the State on the policies for all coverages required by the Program Contract, with the exception of workers’ compensation. The requirements set forth in this section shall be indicated on the certificates of insurance coverage supplied to the Contractor and if requested the Agency.
(iv)
Types and Amounts of Insurance Required. Unless otherwise requested by the Agency in writing, Subcontractor shall cause to be issued insurance coverages insuring the Subcontractor and/or subcontractors against all general liabilities, product liability, personal injury, property damage, and (where applicable) professional liability in the amount specified below for each occurrence. In addition, Subcontractor shall ensure it has any necessary workers’ compensation and employer liability insurance as required by Iowa law. Subcontractor shall obtain the following types of insurance for at least the minimum amounts listed below:

Type of Insurance	Limit	Amount
General Liability (including contractual liability) written on occurrence basis	General Aggregate Product/Completed Operations Aggregate Personal Injury Each Occurrence	$2 Million $1 Million $1 Million $1 Million
Automobile Liability (including any auto, hired autos, and non-owned autos)	Combined Single Limit	$1 Million
Excess Liability, Umbrella Form	Each Occurrence Aggregate	$1 Million $1 Million
Workers’ Compensation and Employer Liability	As required by Iowa law	As Required by Iowa law
Property Damage	Each Occurrence Aggregate	$1 Million $1 Million
Professional Liability	Each Occurrence Aggregate	$2 Million $2 Million

(v)
Certificates of Coverage. Subcontractor shall submit certificates of the insurance, which indicate coverage and notice provisions as required by the Program Contract, to the Contractor upon execution of the Agreement. Subcontractor shall maintain all insurance policies required by the Program Contract in full force and effect during the entire term of the Agreement in regards to services performed under the Program Contract, which includes any extensions or renewals thereof, and shall not permit such policies to be canceled or amended except with the advance written approval of the Contractor. The insurer shall state in the certificate that no cancellation of the insurance will be made without at least a thirty (30) day prior written notice to the Contractor. The certificates shall be subject to approval by Contractor. Approval of the insurance certificates by Contractor shall not relieve the Subcontractor of any obligation under the Program Contract.
(vi)
Fidelity Bond. In accordance with Iowa Admin. Code 191 Chapter 40.13, if applicable. Subcontractor shall maintain in force a fidelity bond on employees and officers.
13.
Deliverables under the Program Contract.
(a)
“Deliverables” as defined by the Program Contract means all of the services, goods, products, work, work product, data, items, materials and property to be created, developed, produced, delivered, performed, or provided by or on behalf of, or made available through, the Contractor (or any agent, contractor or Subcontractor of the Contractor) in connection with the Program Contract. This includes data that is collected on behalf of the Agency.
(b)
Subcontractor agrees that the State and the Agency shall become the sole and exclusive owners of all Deliverables. Subcontractor hereby irrevocably assigns, transfers and conveys to the State and the Agency all right, title and interest in and to all Deliverables and all intellectual property rights and proprietary rights arising out of, embodied in, or related to such Deliverables, including copyrights, patents, trademarks, trade secrets, trade dress, mask work, utility design, derivative works, and all other rights and interests therein or related thereto.
(c)
Subcontractor represents and warrants that the State and the Agency shall acquire good and clear title to all Deliverables, free from any claims, liens, security interests, encumbrances, intellectual property rights, proprietary rights, or other rights or interests of Subcontractor or of any third party, including any employee, agent, contractor, subcontractor, subsidiary, or affiliate of Subcontractor.
(d)
Subcontractor (and Subcontractor’s employees, agents, contractors, subcontractors, subsidiaries and affiliates) shall not retain any property interests or other rights in and to the Deliverables and shall not use any Deliverables, in whole or in part, for any purpose, without the prior written consent of the Contractor or the Agency and the payment of such royalties or other compensation as the Agency deems appropriate.
(e)
Unless otherwise requested by the Agency, upon completion or termination of the Agreement in regards to services performed under the Program Contract, Subcontractor will immediately turn over to Contractor or if requested the Agency all Deliverables not previously delivered to the Contractor or Agency, and no copies thereof shall be retained by the Subcontractor or its employees, agents, subcontractors, or affiliates, without the prior written consent of the Contractor or the Agency.
(f)
All parties shall retain all of its respective rights in any intellectual property that pre-existed the execution of the Agreement or was independently developed outside of the scope of the

Program Contract.
(g)
Contractor and Subcontractor must independently assure that the Agreement allows the Agency to have access to the Agency property and data. Contractor and Subcontractor cannot in any way seek to claim some form of proprietary protection of information, data, and reports that are core Deliverables under the terms of the Program Contract. The Agency must be free to respond to legislative and public inquiries into the operations of the Agency and cannot be restricted in doing so by claims that such information is proprietary. The Agency will not agree to any form of confidentiality agreements from the Contractor or Subcontractor that would restrict the Agency's access or use of claim level detail regarding payments made through the managed care organization arrangement.
14.
Fraud Waste and Abuse. In accordance with 42 C.F.R. § 438.608, the following requirements shall apply:
(a)
To the extent, that Subcontractor is delegated responsibility by the Contractor for coverage of services and payment of claims under the Program Contract. Subcontractor shall implement and maintain arrangements or procedures that are designed to detect and prevent fraud, waste, and abuse. The arrangements or procedures must include the following:
i.
A compliance program that includes, at a minimum, all of the following elements:
1.
Written policies, procedures, and standards of conduct that articulate Subcontractor’s commitment to comply with all applicable Program Contact requirements and standards and Regulatory Requirements.
2.
The designation of a compliance officer who is responsible for developing and implementing policies, procedures, and practices designed to ensure compliance with the Program Contract requirements and who reports directly to the chief executive officer and the board of directors.
3.
The establishment of a regulatory compliance committee on the board of directors and at the senior management level charged with overseeing the Subcontractor’s compliance program and its compliance with Program Contract requirements.
4.
A system for training and education for the compliance officer, the Subcontractor’s senior management, and Subcontractor’s employees of the Regulatory Requirements and Program Contract requirements.
5.
Effective lines of communication between the compliance officer and the Subcontractor’s employees.
6.
Enforcement of standards through well-publicized disciplinary guidelines.
7.
Establishment and implementation of procedures and a system with dedicated staff for routine internal monitoring and auditing of compliance risks, prompt response to compliance issues as they are raised, investigation of potential compliance problems as identified in the course of self-evaluation and audits, correction of such problems promptly and thoroughly (or coordination of suspected criminal acts with law enforcement agencies) to reduce the potential for recurrence, and ongoing compliance with Program Contract requirements.
ii.
Provision for prompt reporting of all overpayments identified or recovered, specifying the overpayments due to potential fraud, to the Contractor or Agency.

iii.
Provision for prompt notification to Contractor or Agency when it receives information about changes in a Member's circumstances that may affect the Member's eligibility including all of the following:
1.
Changes in the Member's residence;
2.
The death of a Member.
iv.
Provision for notification to Contractor or Agency when it receives information about a change in a contracted provider's circumstances that may affect the contracted provider’s eligibility to participate in the managed care program, including the termination of the provider agreement with the Subcontractor.
v.
Provision for a method to verify, by sampling or other methods, whether Members received services that have been represented to be delivered by contracted providers and the application of such verification processes on a regular basis.
vi.
In the event that Subcontractor makes or receives annual payments under the Program Contract of at least $5,000,000, provision for written policies for all employees of the entity, and of any contractor or agent, that provide detailed information about the False Claims Act and other Federal and State laws described in section 1902(a)(68) of the Social Security Act, including information about rights of employees to be protected as whistleblowers.
vii.
Provision for the prompt referral of any potential fraud, waste, or abuse that the Subcontractor identifies to the State Medicaid program integrity unit or any potential fraud directly to the State Medicaid Fraud Control Unit.
viii.
Provision for the Subcontractor’s suspension of payments to a contracted provider for which the Agency determines there is a credible allegation of fraud in accordance with 42 C.F.R. § 455.23.
(b)
Subcontractors shall cooperate fully in any Agency reviews or investigations and in any subsequent legal action. Contractor and Subcontractor shall implement corrective actions in instances of fraud and abuse detected by the Agency, or other authorized agencies or entities.
15.
Disclosures. Subcontractor shall:
(a)
Provide written disclosure of any prohibited affiliation under 42 C.F.R. § 438.610.
(b)
Provide written disclosures of information on ownership and control required under 42 C.F.R. § 455.104.
(c)
Report to the Agency or Contractor within sixty (60) calendar days when it has identified the capitation payments or other payments in excess of amounts specified in the Program Contract.

EXHIBIT E-9

KENTUCKY STATE-SPECIFIC REQUIREMENTS

This Exhibit is attached to the Agreement (the “Agreement”) between Anthem, Inc. (“Contractor”) on behalf its affiliate Anthem Kentucky Managed Care Plan, Inc. doing business as Anthem Blue Cross and Blue Shield Medicaid (hereinafter "Anthem") and “Center for the Study of Services” (“Subcontractor”) and is incorporated into the Agreement. This Exhibit is applicable to Subcontractor Services provided to or for the administration of the Kentucky Department for Medicaid Services (DMS). To the extent any provisions herein conflict with the provisions set forth in the Agreement, the provisions in this Exhibit shall control for those Subcontractor Services provided to Enrollees enrolled in the Cabinet for Health and Family Services (Cabinet), Department for Medicaid Services (Department) managed care program (“Medicaid”). The terms of the Medicaid Managed Care Contract between the Commonwealth of Kentucky on behalf of Department for Medicaid Services and Anthem (the “State Contract”) are hereby incorporated into this Exhibit. In the event the Department has not approved a Subcontract referenced herein prior to its scheduled effective date, Subcontractor agrees to execute said Subcontract contingent upon receiving the Department’s approval.

1.
For purposes of this Exhibit, any capitalized terms in this Exhibit shall have the same meanings as defined in the State Contract.

2.
Monitoring. The Subcontractor is responsible for the faithful performance of the contract and shall have internal monitoring procedures and processes in place to ensure compliance. The Subcontractor shall fully cooperate with the Department, its agent and/or Anthem in the contract monitoring, which include but is not limited to: tracking and /or auditing activity, which may require the Subcontractor to report progress and problems, provide documents, allow random inspections of its facilities, participate in scheduled meetings and monitoring, respond to request for corrective action plans and provide reports as requested by the Department. Cooperation in contract monitoring and provision of documents during contract monitoring will be at no additional cost to the Department.

3.
Subcontractor Contracted Provider Requirements. Unless otherwise approved by Anthem, the Subcontractor and its employees shall perform all the services required hereunder directly and not pursuant to any subcontract between Subcontractor and any other person or entity (a “Contracted Provider”). In the event that any portion of the services that Subcontractor is responsible for hereunder are performed for or on behalf of Subcontractor by a Contracted Provider, Subcontractor shall be responsible for ensuring that such Contracted Provider furnishes such services in compliance with all of Subcontractor’s obligations under the Agreement and this Exhibit including, without limitation, maintaining required insurance, holding Enrollees harmless for the cost of any services or supplies provided by Contracted Providers to such Enrollees and complying with the following laws:

A.
Title VI of the Civil Rights Act of 1964 (Public Law 88-352);

B.
Title IX of the Education Amendments of 1972 (regarding education, programs and activities);

C.
The Age Discrimination Act of 1975;

D.
The Rehabilitation Act of 1973;

E.
Rules and regulations prescribed by the United States Department of Labor in accordance with 41 C.F.R. Parts 60-741; and

F.
Regulations of the United States Department of Labor recited in 20 C.F.R. Part 741, and Section 504 of the Federal Rehabilitation Act of 1973 (Public Law 93- 112)

G.
Title IX of the Education Amendments of 1972 (regarding education programs and activities), if applicable.

H.
All claims will be processed and paid per KRS 304.17A-726 by conforming to KRS 304.17A-700 to 304.17A-730 and KRS 205.593, 304.14-135 and 304.99-123.

I. KRS 304.17A-700 to 304.17A-730 and KRS 205.593, 304.14-135, and 304.99-

123: Anthem Subcontractor shall not request or require a provider to pursue any other course of action regarding the payment of health care claims outside of the provisions set forth in KRS 304.17A-700 to 304.17A-730 and KRS 205.593, 304.14-135, and 304.99-123.

J. Compliance with Regulatory Requirements. The parties hereto shall comply with all Regulatory Requirements applicable to the services performed under this Exhibit including, but not limited to, all applicable requirements of 42 C.F.R. Part 431, 42 C.F.R. Part 433, 42 C.F.R. Part 438, 42 C.F.R. Part 440, 42 C.F.R. Part 457, and 42 C.F.R. Part 494.

4.
Reporting Fraud and Abuse. Subcontractor shall cooperate with Anthem’s anti-fraud compliance program. If Subcontractor identifies any actual or suspected fraud, abuse or misconduct in connection with the services rendered hereunder, in violation of Commonwealth or federal law, Subcontractor immediately shall report such activity directly to the Compliance Officer of Anthem Medicaid.

5.
Financial Incentives. No provision in this Agreement shall, or shall be construed to, create any financial incentive for Subcontractor to withhold Medically Necessary services.

6.
Hold Harmless.

A.
Subcontractor agrees that in no event, including but not limited to nonpayment by Anthem, insolvency of Anthem, or breach of this Agreement, shall Subcontractor bill, charge, collect a deposit from, seek remuneration or reimbursement from, or have any recourse against, a subscriber, enrollee, person to whom Health Services have been provided, or person acting on behalf of the covered enrollee, for Health

Services provided pursuant to this Agreement. This does not prohibit Subcontractor from collecting co-insurance, deductibles, or copayments as specifically provided in the evidence of coverage, or fees for uncovered Health Services delivered on a fee-for-service basis to persons referenced above, nor from any recourse against the health insuring corporation or its successor.

B.
Subcontractor further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Anthem Enrollees.

C.
Subcontractor agrees to hold harmless Cabinet and Enrollees in the event of Anthem denials or other failures to pay for services performed by the Subcontractor under this Agreement.

7.
Indemnification.

A.
Except as otherwise provided in this Contract, all Subcontracts between the Contractor and its Subcontractors for the provision of Covered Services, shall contain an agreement by the Subcontractor to indemnify, defend and hold harmless the Commonwealth, its officers, agents, and employees, and each and every Enrollee from any liability whatsoever arising in connection with this Contract for the payment of any debt of or the fulfillment of any obligation of the Subcontractor.

B.
Each such Subcontractor shall further covenant and agree that in the event of a breach of the Subcontract by the Contractor, termination of the Subcontract, or insolvency of the Contractor, each Subcontractor shall provide all services and fulfill all of its obligations pursuant to the Subcontract for the remainder of any month for which the Department has made payments to the Contractor, and shall fulfill all of its obligations respecting the transfer of Enrollees to other Providers, including record maintenance, access and reporting requirements all such covenants, agreements, and obligations of which shall survive the termination of this Contract and any Subcontract.

8.
Nondiscrimination.

During the performance of this Contract, the Subcontractor agrees as follows:

A.
The Subcontractor shall not discriminate against any employee or applicant for employment because of race, religion, color, national origin, sex, sexual orientation, gender identity or age. The Subcontractor further agrees to comply with the provision of the Americans with Disabilities Act of 1990 (Public Law 101- 336), 42 USC 12101, and applicable federal regulations relating thereto prohibiting discrimination against otherwise qualified disabled individuals under any program or activity. The Subcontractor agrees to provide, upon request, needed reasonable accommodations. The Subcontractor will take affirmative action to ensure that applicants are employed and that employees are treated during employment without regard to their race, religion, color, national origin, sex, age or disability. Such action shall include, but not be limited to the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Subcontractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provisions of this nondiscrimination clause or its nondiscriminatory practices.

B.
The Subcontractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Subcontractor; state that all qualified applicants will receive consideration for employment without regard to race, religion, color, national origin, sex, sexual orientation, gender identity, age or disability.

C.
The Subcontractor shall send to each labor union or representative of workers with which they have a collective bargaining agreement or other contract understanding, a notice advising the said labor union or workers’ representative of the Subcontractor’s commitments under this section, and shall post copies of the notice in conspicuous places available to employees and applicants for employment. The Subcontractor will take such action with respect to any Subcontract or purchase order as Finance may direct as a means of enforcing such provisions, including sanctions for noncompliance.

D.
The Subcontractor shall comply with all applicable provisions and furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, as amended, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to their books, records and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

E.
In the event of the Subcontractor’s noncompliance with the nondiscrimination clauses of this Exhibitor with any of the said rules, regulations or orders, this Exhibit and the Contract may be canceled, terminated or suspended in whole or in part and the Contractor may be declared ineligible for further government contracts or federally-assisted construction contracts in accordance with procedures authorized in Executive Order No. 11246 of September 24, 1965, as amended, and such other sanctions may be imposed and remedies invoked as provided in or as otherwise provided by law.

F.
The Subcontractor shall include the provision of paragraphs (1) through (7) of Section 202 of Executive Order No. 11246 in every Subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor, issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965, as amended, so that such provisions will be binding upon each subcontractor or vendor. Monitoring of Subcontractor compliance with the provisions of this Contract on nondiscrimination shall be accomplished during regularly scheduled quality assurance audits. Any reports of alleged violations of the requirements of this section received by the Subcontractor, together with any suggested resolution of the alleged violation proposed by the Subcontractor in response to the report, shall be reported to Finance within five (5) business days. Following consultation with the Contractor, Finance shall advise the Subcontractor of any further action it may deem appropriate in resolution of the violation. The Contractor will take such action with respect to any Subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions including sanctions for noncompliance; provided, however, that in the event the Contractor becomes involved in, or is threatened with, litigation with a Subcontractor as a result of such direction by the agency, the Contractor may request the United States to enter or intervene into such litigation to protect the interests of the United States. Contractor shall comply with Title IX of the Education Amendments of 1972 (regarding education programs and activities), if applicable.

9.
Third Party Beneficiary. The Commonwealth is the intended third party beneficiary of contracts between the Department and Anthem and any subcontracts or provider agreements entered into by Anthem with subcontracting providers, and, as such, the Commonwealth is entitled to the remedies accorded to third party beneficiaries under law. This Exhibit does not, nor is it intended to, create any rights, benefits or interest to any Enrollee, provider, PHO, provider network, subcontractor, delegated subcontractor, supplier, corporation, partnership or other organization of any kind.

10.
Records. Subcontractor shall maintain medical, financial and administrative records concerning services provided to Enrollees in accordance with industry standards and Regulatory Requirements, including, without limitation and any applicable law regarding confidentiality of Enrollee information. Such records shall be retained by Subcontractor for the period of ten (10) years or such other period as may be required by record retention policies of the Commonwealth or CMS, or otherwise required by law. Subcontractor shall provide state and federal agencies access to review records related to the audit of services provided hereunder in accordance with Regulatory Requirements. Subcontractor shall have available medical records for each clinical encounter. Subcontractor shall permit Anthem or its designated agent to review records directly related to services provided to Enrollees, either by providing such records to Anthem for off-site review, or on-site at Subcontractor’s facility, upon reasonable notice from Anthem and during regular business hours. Subcontractor shall obtain all necessary releases, consents and authorizations from Enrollees with respect to their medical records to permit Anthem access to such records. Subcontractor shall supply the records described above in a timely manner at no charge upon request. The rights and obligations of the parties under this section shall survive the termination of this Agreement. For purposes of auditing, Anthem, DMS, the Office of the Inspector General and other authorized Commonwealth and federal agents thereof, shall have full access to the medical records of the Plan’s Enrollees.

All records shall be maintained and available for review by authorized federal and state personnel during the entire term of this Contract and for a period of ten (10) years after termination of this Exhibit, except that when an audit has been conducted, or audit findings are unresolved. In such case records shall be kept for a period of ten (10) years in accordance with 907 KAR 1:672, or as amended or until all issues are finally resolved, whichever is later.

11.
Availability of Records.

A.
The Department, the Finance and Administration Cabinet, the Auditor of Public Accounts, and the Legislative Research Commission, or their duly authorized representatives, shall have access to any books, documents, papers, records, or other evidence, which are directly pertinent to this Exhibit for the purpose of financial audit or program review.

B.
Subcontractor shall make all records (including, but not limited to, financial and medical records) available at Subcontractor’s expense for administrative, civil and/or criminal review, audit, evaluation, inspection, investigation and/or prosecution by authorized federal and Commonwealth personnel, including representatives from the OIG, the MFCU, DOJ and the DHHS OIG, the Cabinet, Finance or any duly authorized Commonwealth or federal agency. Access will be either through on-site review of records or through the mail at the Agency’s discretion and during normal business hours, unless there are exigent circumstances, in which case access will be at any time or through the mail at the Agency’s discretion. Subcontractor shall send all records to be sent by mail to the Cabinet within twenty (20) business days of request unless otherwise specified by the Cabinet or Regulatory Requirements. Requested records shall be provided at no expense to the Cabinet, authorized federal and Commonwealth personnel, including representatives from the OIG, the MFCU, DOJ and the DHHS OIG, or any duly authorized Commonwealth or federal agency.

C.
Subcontractor shall make all records, including, but not limited to, financial, administrative and medical records available to any duly authorized government agency, including, but not limited to, Finance, the Cabinet, OIG, MFCU, DHHS OIG and DOJ, upon any authorized government agency’s request. The Cabinet, Finance, DHHS OIG, MFCU, and DOJ, as well as any authorized Commonwealth or federal agency or entity shall have the right to evaluate through inspection, evaluation, review or request, whether announced or unannounced, or other means, any record pertinent to this Agreement, including but not limited to medical records, billing records, financial records, and/or any records related to services rendered, quality, appropriateness and timeliness of services and/or any records relevant to an administrative, civil and/or criminal investigation and/or prosecution, and such evaluation, inspection, review or request, when performed or requested, shall be performed with the immediate cooperation of the Subcontractor. Upon request, the Subcontractor shall assist in such reviews, and provide complete copies of medical records. Any authorized government agency, including but not limited to, OIG, MFCU, DHHS OIG and DOJ, may use these records to carry out their authorized duties, reviews, audits, administrative, civil and/or criminal investigations and/or prosecutions.

D.
Subcontractor acknowledges that HIPAA Regulations do not bar disclosure of protected health information (PHI) to health oversight agencies, including, but not limited to, OIG, MFCU, DHHS OIG and DOJ.

12.
Assignment. This Agreement may not be assigned by Subcontractor without the prior written consent of Anthem or the Department.

13.
Additional Requirements.

A.
If applicable, Subcontractor shall participate in Quality Assessment/Performance Improvement (QAPI) activities (including 100% submission of all eligible encounters in properly formatted file with complete, timely and accurate Encounter Records).

B.
All claims will be processed and paid per KRS 304.17A-726 by conforming to KRS 304.17A-700 to 304.17A-730 and KRS 205.593, 304.14-135 and 304.99-123.

C.
Anthem shall not request or require a provider to pursue any other course of action regarding the payment of health care claims outside of the provisions set forth in KRS 304.17A-700 to 304.17A-730 and KRS 205.593, 304.14-135, and 304.99- 123.

D.
Contractor agrees to comply with the provisions of 42 CFR 455.104. Contractor shall provide true and complete disclosures of the following information to Finance, the Department, CMS, and/or their agents or designees, in a form designated by the Department (1) at the time of each annual audit, (2) at the time of each Medicaid survey, (3) prior to entry into a new contract with the Department, (4) upon any change in operations which affects the most recent disclosure report, or (5) within thirty-five (35) days following the date of each written request for such information:

i.
The name and address of each person with an ownership or control interest in (i) Contractor or (ii) any Subcontractor or supplier in which the Contractor has a direct or indirect ownership of five percent (5%) or more, specifying the relationship of any listed persons who are related as spouse, parent, child, or sibling;

ii.
The name of any other entity receiving reimbursement through the Medicare or Medicaid programs in which a person listed in response to subsection (a) has an ownership or control interest;

iii.
The same information requested in subsections (a) and (b) for any Subcontractors or suppliers with whom Contractor has had business transactions totaling more than $25,000 during the immediately preceding twelve-month period;
iv.
A description of any significant business transactions between Contractor and any wholly-owned supplier, or between Contractor and any

Subcontractor, during the immediately preceding five-year period;

v.
The identity of any person who has an ownership or control interest in the Contractor, any Subcontractor or supplier, or is an agent or managing employee of Contractor, any Subcontractor or supplier, who has been convicted of a criminal offense related to that person’s involvement in any program under Medicare, Medicaid, or the services program under Title XX of the Act, since the inception of those programs;

vi.
The name of any officer, director, employee or agent of, or any person with an ownership or controlling interest in, Contractor, any Subcontractor or supplier, who is also employed by the Commonwealth or any of its agencies; and

vii.
Contractor shall be required to notify the Department immediately when any change in ownership is anticipated. Anthem Medicaid shall submit a detailed work plan to the Department and to the DOI during the transition period no later than the date of the sale that identifies areas of the contract that may be impacted by the change in ownership including management and staff.

E.
Anthem should require and ensure that all applicable subcontractors are registered with the Kentucky Secretary of State (SOS); that all registered subcontractors have Officers registered/listed on the website; and that Anthem Medicaid obtains Annual Disclosure forms from all applicable subcontractors. Subcontractor must register, identify all Officers, and review the exclusion list on the Kentucky SOS website. On an annual frequency, the subcontractor should update registration and review the exclusions lists for all applicable Officers, employees and third party subcontractors on the Kentucky SOS website.
F.
For purposes of this Exhibit, Contractor shall not enter into subcontracts with any subcontractors outside of the United States.
G.
Medical Necessity. The Utilization Management (UM) program, processes and timeframes shall be in accordance with 42 CFR 456, 42 CFR 431, 42 CFR 438 and the private review agent requirements of KRS 304.17A as applicable. The Contractor shall have a comprehensive UM program that reviews services for Medical Necessity and clinical appropriateness, and that monitors and evaluates on an ongoing basis the appropriateness of care and services for physical and behavioral health. A written description of the UM program shall outline the program structure and include a clear definition of authority and accountability for all activities between the Contractor and entities to which the Contractor delegates UM activities. The description shall include the scope of the program; the processes and information sources used to determine service coverage; clinical necessity, appropriateness and effectiveness; policies and procedures to evaluate care coordination, discharge criteria, site of services, levels of care, triage decisions and cultural competence of care delivery; processes to review, approve and deny services, as needed, particularly but not limited to the EPSDT program. The UM program shall be evaluated annually, including an evaluation of clinical and service outcomes. The UM program evaluation along with any changes to the UM program as a result of the evaluation findings, will be reviewed and approved annually by the Medical Director, the Behavioral Health Director, or the Department.

H.
(a) The Contractor shall adopt Interqual for Medical Necessity; however, the Contractor shall adopt the following standardized tools for medical necessity determinations for behavioral health -- for adults: Level of Care Utilization System (LOCUS); for children: Child and Adolescent Service Intensity Instrument (CASII) or the Child and Adolescent Needs and Strengths Scale (CANS); for young children; Early Childhood Service Intensity Instrument (ECSII); for substance use: American Society of Addiction Medicine (ASAM). If it is determined that one of the medical necessity criteria named in this section is not available or not specifically addressed for a service or for a particular population, the Contractor shall submit its proposed medical necessity criteria to the Department for approval. The Contractor shall have in place mechanisms to check the consistency of application of review criteria. The written clinical criteria and protocols shall provide for mechanisms to obtain all necessary information, including pertinent clinical information, and consultation with the attending physician or other health care provider as appropriate. The Medical Director and Behavioral Health Director shall supervise the UM program and shall be accessible and available for consultation as needed.

(b)
Decisions to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, shall be made by a physician who has appropriate clinical expertise in treating the Enrollee’s condition or disease. The clinical reason for the denial, in whole or in part, specific to the Enrollee, shall be cited. Physician consultants from appropriate medical, surgical and psychiatric specialties shall be accessible and available for consultation as needed. The Medical Necessity review process shall be completed within two business days of receiving the request and shall include a provision for expedited reviews in urgent decisions. Post-service review requests shall be completed within fourteen (14) days or, if the Enrollee or the Provider requests an extension or the Contractor justifies a need for additional information and how the extension is in the Enrollee’s interest, may extend up to an additional fourteen (14) days.

(i)
The Contractor shall submit its request to change any prior authorization requirement to the Department for review.
(ii)
For the processing of requests for initial and continuing authorization of services, the Contractor shall require that its subcontractors have in place written policies and procedures and have in effect a mechanism to ensure consistent application of review criteria for authorization decisions.

(iii)
In the event that a Enrollee or Provider requests written confirmation of an approval, the Contractor shall provide written confirmation of its decision within three (3) working days of providing notification of a decision if the initial decision was not in writing. The written confirmation shall be written in accordance with Enrollee Rights and Responsibilities.

(iv)
The Contractor shall have written policies and procedures that show how the Contractor shall monitor to ensure clinical appropriate overall continuity of care.

(v)
The Contractor shall have written policies and procedures that explain how prior authorization data shall be incorporated into the Contractor’s overall Quality Improvement Plan.

(c)
Each subcontract must provide that consistent with 42 CFR Sections 438.6(h) and 422.208, compensation to individuals or entities that conduct UM activities is not structured so as to provide incentives for the individual or entity to deny, limit, or discontinue medically necessary services to Enrollee.

(d)
The program shall identify and describe the mechanisms to detect under- utilization as well as over-utilization of services. The written program description shall address the procedures used to evaluate Medical Necessity, the criteria used, information sources, timeframes and the process used to review and approve the provision of medical services. The Contractor shall evaluate Enrollee satisfaction (using the CAHPS survey) and provider satisfaction with the UM program as part of its satisfaction surveys. The UM program will be evaluated by the Department on an annual basis.

I.
Delegations of Authority. The Contractor shall oversee and remain accountable for any functions and responsibilities that it delegates to any Subcontractor. In addition to the provision set forth in Section 6.0 – 6.5 “Subcontracts,” Contractor agrees to the following provisions.

(a).
There shall be a written agreement that specifies:
(i)
Delegated activities and reporting responsibilities of the Subcontractor;

(ii)
Subcontractor agrees to comply with all applicable Medicaid laws and regulations including applicable sub-regulatory guidance and contract provisions;

(iii)
The right of the state, CMS, HHS Inspector General, the Comptroller General or their designee to audit, evaluate and inspect any books, records, contracts, computer or other electronic systems of the Subcontractor, or of the Subcontractor’s contractor, that pertain to any aspect of services and activities performed, determination of amounts payable under the MCO’s contract with the State, or for reasonable possibility of fraud or similar risk;

(iv)
Subcontractor will make its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Medicaid Enrollees available;

(v)
The right to audit through ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later; and

(vi)
Provides for revocation of the delegation or imposition of other sanctions if the Subcontractor’s performance is inadequate.

(b)
Before any delegation, the Contractor shall evaluate the prospective Subcontractor’s ability to perform the activities to be delegated.

(c)
The Contractor shall monitor the Subcontractor’s performance on an ongoing basis and subject the Subcontractor to a formal review at least once a year.

(d)
If the Contractor identifies deficiencies or areas for improvement, the Contractor and the Subcontractor shall take corrective action.

(e)
If the Contractor delegates selection of providers to another entity, the Contractor retains the right to approve, suspend, or terminate any provider selected by that Subcontractor.

(f)
The Contractor shall assure that the Subcontractor is in compliance with the requirements in 42 CFR 438.

14.
The contractor may, with the approval of the Department, enter into Subcontracts for the provision of various Covered Services to Enrollees or other services that involve risk-sharing, medical management, or otherwise interact with a Enrollee, except the Contractor shall not enter into any Subcontract with Subcontractors outside the United States. Such Subcontractors must be eligible for participation in the Medicaid program, as applicable. Each such Subcontract and any amendment to such Subcontract shall be in writing, and in form and content approved by the Department. Further, any change in terms of a subcontract, suspension, or termination of a subcontract shall be shared with the Department for review and approval. The Contractor shall submit for review to the Department a template of each type of such Subcontract referenced herein. The Department may approve, approve with modification, or reject the templates if they do not satisfy the requirements of this Contract. In determining whether the Department will impose conditions or limitations on its approval of a Subcontract, the Department may consider such factors as it deems appropriate to protect the Commonwealth and Enrollees, including but not limited to, the proposed Subcontractor’s past performance. In the event the Department has not approved a Subcontract referenced herein prior to its scheduled effective date, Contractor agrees to execute said Subcontract contingent upon receiving the Department’s approval. No Subcontract shall in any way relieve the Contractor of any responsibility for the performance of its duties pursuant to this Contract including the processing of claims. The Contractor shall notify the Department in writing of the status of all Subcontractors on a quarterly basis and of the termination of any approved Subcontractors within ten (10) days following termination. All approvals required by this section are subject to Section 4.4 “Approval of Department.”

The Department’s subcontract review shall assure that all Subcontracts:

A.
Identify the population covered by the Subcontract;
B.
Specify the amount, duration and scope of services to be provided by the Subcontractor;
C.
Specify procedures and criteria for extension, renegotiation and termination;
D.
Specify that Subcontractors use only Medicaid enrolled providers in accordance with this Contract;
E.
Make full disclosure of the method of compensation or other consideration to be received from the Contractor;
F.
Provide for monitoring by the Contractor of the quality of services rendered to Enrollees, in accordance with the terms of this Contract;
G.
Contain no provision that provides incentives, monetary or otherwise, for the withholding from Enrollees of Medically Necessary Covered Services;
H.
Contain a prohibition on assignment, or on any further subcontracting, without the prior written consent of the Department;
I.
Contain an explicit provision that the Commonwealth is the intended third-party beneficiary of the Subcontract and, as such, the Commonwealth is entitled to all remedies entitled to third-party beneficiaries under law;
J.
Specify that Subcontractor where applicable, agrees to timely submit Encounter Records in the format specified by the Department so that the Contractor can meet the specifications required by this Contract;
K.
Incorporate all provisions of this Contract to the fullest extent applicable to the service or activity delegated pursuant to the Subcontract, including without limitation, the obligation to comply with all applicable federal and Commonwealth law and regulations, including but not limited to, KRS 205.8451-8483, all rules, policies and procedures of Finance and the Department, and all standards governing the provision of Covered Services and information to Enrollees, all QAPI requirements, all record keeping and reporting requirements, all obligations to maintain the confidentiality of information, all rights of Finance, the Department, the Office of the Inspector General, the Attorney General, Auditor of Public Accounts and other authorized federal and Commonwealth agents to inspect, investigate, monitor and audit operations, all indemnification and insurance requirements, and all obligations upon termination;
L.
Provide for Contractor to monitor the Subcontractor’s performance on an ongoing basis, including those with accreditation: the frequency and method of reporting to the Contractor; the process by which the Contractor evaluates the Subcontractor’s performance; and subjecting it to formal review according to a periodic schedule consistent with industry standards, but no less than annually;
M.
A Subcontractor with NCQA/URAC or other national accreditation shall provide the Contractor with a copy of its’ current certificate of accreditation together with a copy of the survey report;
N.
Provide a process for the Subcontractor to identify deficiencies or areas of improvement, and any necessary corrective action. If the Contractor identifies deficiencies or areas for improvement, the Contractor and the Subcontractor shall take corrective action.
O.
The remedies up to, and including, revocation of the Subcontract available to the Contractor if the Subcontractor does not fulfill its obligations;
P.
Contain provisions that suspected fraud and abuse be reported to the contractor.

The requirements of this section would be applicable to contracts with Subcontractors characterized as Risk Arrangements.

The requirements of this section shall not apply to Subcontracts for administrative services or other vendor contracts that do not provide Covered Services to Enrollees.

Q.
The Contractor shall inform the Department of any Subcontractor providing Covered Services which engages another Subcontractor in any transaction or series of transactions, in performance of any term of this Contract, which in one fiscal year exceeds the lesser of $25,000 or five percent (5%) of the Subcontractor’s operating expense.

R.
Remedies. Finance and the Department shall each have the right to invoke against any Subcontractor any remedy set forth in this Contract, including the right to require the termination of any Subcontract, for each and every reason for which it may invoke such a remedy against the Contractor or require the termination of this Contract.

S.
Capitation Agreements. The Contractor shall notify the Department of any “capitation” agreement with Subcontractors or Providers that includes the assumption of risk by the Subcontractor or Provider. The notification shall include the name of the entity, the scope of the risk, the contracting amount, and how the entity in turn pays its Subcontractors or Providers for providing Covered Services. Contractor shall submit monthly reports of Capitation payments made to Subcontractors, such as a vision or pharmacy benefit manager or Providers such as Primary Care Physicians. The Contractor shall mark records it considers proprietary as such and shall defend such classification in the event an Open Records request is made concerning the proprietary record.

T.
Require participation in meetings with the Department by staff as requested by the Department.

U.
Require ongoing and ad hoc reporting to the Department as defined and upon request. Include a statement that the Department shall have unlimited but not exclusive rights to use, disclose, or duplicate, for any purpose whatsoever, all information and data developed, derived, documented, or furnished by the Subcontractor resulting from this Contract. However, the Department shall not disclose proprietary information that is afforded confidential status by state or federal regulations.

V.
Specify that the Subcontractor shall support the Contractor and the Department, upon request, in responding to legislative or other stakeholder requests. Support may include provision of data or other information, participation in drafting of materials or reports, or attendance in required meetings or other forums.

W.
Specify that all materials developed by the Subcontractor specific to this Contract shall include the name and logo of each Contractor for which the material is applicable. The Subcontractor shall not publish materials that are used for more than one Contractor without each Contractor being identified on the materials.

X.
Include a requirement that data and information about Covered Services and Enrollees as applicable to this Contract 1) cannot be held as proprietary unless agreed to by the Department and 2) must be made available to the Department.

Y.
Inclusion of all requirements set forth in Appendix C. “Required Standard Provisions for Network Provider Contracts” [to be included in all Provider contracts].

Z.
Specify requirements to follow required policies and processes for credentialing conducted by the Credentialing Verification Organization (CVO).

AA. Require participation in readiness reviews as requested by the Department, including submission of requested materials, participation in meetings, and onsite reviews.

BB. Include a requirement that Subcontractors notify the Contractor throughout the Contract Term of any new or existing litigation.

CC. Specify the remedies up to, and including, revocation of the Subcontract available to the Contractor if the Subcontractor does not fulfill its obligations. The Subcontractor shall also be subject to penalties as set forth in Appendix B “Remedies for Violation, Breach, or Non- Performance of Contract.”

EXHIBIT E-10

LOUISIANA STATE-SPECIFIC REQUIREMENTS COMMUNITY CARE HEALTH PLAN OF LOUISIANA, INC. D/B/A HEALTHY BLUE

DEFINITIONS

1.
For the purposes of this instrument, the following definitions shall apply:
a)
Addendum shall mean this addendum to the Subcontract.
b)
CFR shall mean the Code of Federal Regulations.
c)
LDH shall mean the Louisiana Department of Health.
d)
MCO shall mean Community Care Health Plan of Louisiana, Inc. d/b/a Healthy Blue, a managed care organization.
e)
Medicaid shall mean medical assistance provided under a state plan approved under Title XIX of the Social Security Act.
f)
Enrollee shall mean a Medicaid consumer.
g)
Contract shall mean the Contract between LDH and MCO.
h)
State shall mean the State of Louisiana.
i)
Subcontract shall mean the Contract between the MCO and the Subcontractor.
j)
Subcontractor shall mean any third party who has a written Subcontract with the MCO.
k)
USC shall mean the United States Code.

PROVISIONS

1.
This Addendum will supplement the Subcontract and will run concurrently with the terms of the Subcontract. This Addendum is limited to the terms and conditions governing the provision of services to or on behalf of MCO in the fulfillment of MCO’s contractual responsibilities to LDH regarding the arrangement of health care services to Enrollees. Any capitalized terms in this Addendum not otherwise defined shall have the meaning ascribed in the Contract.

2.
Conflicts:
a.
The provisions of this Addendum supersede any language to the contrary which may appear elsewhere in the Subcontract; and
b.
If any requirement in the Subcontract is determined by LDH to conflict with the Contract between LDH and the MCO, such requirement shall be null, and void and all other provisions shall remain in full force and effect; and
c.
If any requirement in the Subcontract or this Addendum conflicts with the Contract between LDH and MCO, the Contract between LDH and MCO will prevail.

3.
The Subcontract shall fulfill the requirements of 42 CFR Part 438 that are appropriate to the service or activity delegated under the Subcontract.

4.
MCO shall evaluate the prospective Subcontractor’s ability to perform the activities to be delegated. MCO shall monitor Subcontractor’s performance on an ongoing basis and subject Subcontractor to formal review according to a periodic schedule established by the state, consistent with industry standards, State MCO laws and regulations or LDH requirements under the Contract. If MCO identifies deficiencies or areas for improvement Subcontractor shall take corrective action. In the event that Subcontractor's performance under the Subcontract is inadequate, MCO may revoke the Subcontract or may impose other sanctions.

5.
Subcontractor shall comply with all marketing and outreach guidelines specified in the Contract. Unless specifically allowed in the Subcontract, Subcontractor shall not engage in marketing/outreach activities.

6.
As applicable, Subcontractor and its contracted providers shall adhere to and assist MCO as needed with the grievance, appeals and state fair hearing process specified in the Contract.

7.
As applicable, Subcontractor shall not prohibit or otherwise restrict, a health care professional acting within the lawful scope of practice, from advising or advocating on behalf of a Enrollee who is his or her patient {1932(b)(3(D), 42 CFR §438.102(a)(1)(i), (ii),(iii) and (iv)}.

8.
In accordance with Title VI of the Civil Rights Act of 1964 (42 U.S.C. 2000d et. seq.) (2001, as amended) and its implementing regulation at 45 CFR Part 80 (2001, as amended), Subcontractor shall take adequate steps to ensure that persons with limited English skills receive free of charge the language assistance necessary to afford them meaningful and equal access to the benefits and services provided under the Subcontract.

9.
As applicable, the Subcontract shall not contain terms for reimbursement at rates that are less than the published Medicaid fee-for-service rate in effect on the date of service unless a Subcontractor-initiated request has been submitted to and approved by MCO and LDH. Note: MCO shall not propose Subcontractor reimbursement rates that are less that the published Medicaid fee-for-service rate.

10.
As applicable, Subcontractor shall adhere to all requirements set forth for MCO Subcontractors in the Contract between LDH and the MCO and the MCO Manual, which, if not physically attached hereto as appendices to the Subcontract, shall be furnished by the MCO to the Subcontractor upon request.

11.
The Subcontract and its appendices contain all the terms and conditions agreed upon by both parties. No modification or change of any provision of the Subcontract shall be made unless such modification is incorporated and attached as a written amendment to the Subcontract and signed by the parties.

12.
Alterations, variations, modifications, waivers, extensions of the Subcontract termination date, or early termination of the Subcontract shall only be valid when reduced to writing, duly signed, and attached to the original of the Subcontract.

13.
MCO and Subcontractor agree that in the event of termination of the Contract between MCO and LDH for any of the reasons described in the Contract, MCO shall immediately make available, to LDH, or its designated representative, in a usable form, any and all records, whether medical or financial, related to MCO's and Subcontractor's activities undertaken pursuant to the Subcontract. The provision of such records shall be at no expense to LDH.

14.
Subcontractor shall not, without the prior written consent of MCO, enter into any Subcontract or other agreement for any of the work contemplated under the Subcontract.

15.
As applicable, the services provided under the Subcontract shall be in accordance with the Louisiana Medicaid State Plan and Subcontractor shall provide these services to Enrollees through the last day that the Subcontract is in effect.

16.
As applicable, Subcontractor and its contracted providers shall not refuse to provide medically necessary or core preventive benefits and services to Enrollees specified under the Contract for non-medical reasons (except those services allowable under federal law for religious or moral objections) however, Subcontractor and its contracted providers shall not be required to accept or continue treatment of a patient with whom Subcontractor or its contracted provider feel he/she cannot establish and/or maintain a professional relationship.

17.
As applicable, Subcontractor shall be currently licensed and/or certified under applicable state and federal statutes and regulations and shall maintain throughout the term of the Subcontract all necessary licenses, certifications, registrations and permits as are required to provide the health care services and/or other related activities delegated by MCO.

18.
As applicable, emergency services shall be coordinated without the requirement of prior authorization of any kind.

19.
If Subcontractor performs laboratory services, SubProgram contractor must meet all applicable state requirements and 42 CFR §§ 493.1 and 493.3, and any other federal requirements.

20.
An adequate record system shall be maintained for recording services, charges, dates, and all other commonly required information elements for services rendered to Enrollees pursuant to the Subcontract (including but not limited to such records as are necessary for the evaluation of the quality, appropriateness, and timeliness of services performed under the Contract. Enrollees and their representatives shall be given access to and can request copies of the Enrollees’ medical records, to the extent and in the manner provided by La R.S. 40:1165.1 and 45 CFR 164.524 as amended and subject to reasonable charges.

21.
As applicable, Subcontractor shall adhere to all record retention requirements as specified in the Contract and such requirements shall be included in the Subcontract.

22.
All program and financial records and service delivery sites shall be open to CMS, Office of the Inspector General (OIG), Health and Human Services (HHS), the State Auditor's Office, the Office of the Attorney General, Government Accountability Office (GAO), LDH, and/or any of their designees upon request, and shall provide them with timely and reasonable access and the right to examine and make copies, excerpts or transcripts of all books, documents, papers, and records which are directly pertinent to a specific program for the purpose of making audits and examinations, contact and conduct private interviews with the Subcontractor’s clients, employees, and contractors, and do on-site reviews of all matters relating to service delivery as specified by the Contract. The rights of access in this provision are not limited to the required retention period but shall last as long as records are retained. The Subcontractor shall provide originals and/or copies (at no charge) of all records and information requested. Requests for information shall be compiled in the form and the language requested. The Subcontractor and the Subcontractor’s contracted providers shall comply, within a reasonable time, with any information, records or data request from any healthcare oversight agency, including the Louisiana Office of the Attorney General, Medicaid Fraud Control Unit (MFCU), related to any services provided under Louisiana’s Medical Assistance Programs. This requirement shall be inclusive of Contracts or Subcontracts with entities who manage or coordinate certain benefits for Medicaid beneficiaries on behalf of the MCO’s but does not directly provide the service to Medicaid beneficiaries. When requested by the MFCU the production of the information, records or data requested by the MFCU shall be done at no cost to the MFCU, and the MCO, Subcontractor or provider shall not require the MFCU to enter into any Contract, agreement, or memorandum of understanding to obtain the requested information, records or data. The MCO, Subcontractor and/or provider agrees that this Contract creates for the healthcare oversight agency an enforceable right for which the healthcare oversight agency can petition the court in the event of non-compliance with an information, records, or data request.

23.
Subcontractor shall submit to the MCO a disclosure of information in accordance with the RFP Section 2.9.6. The completed disclosure of ownership should be attached for executed Contracts.

24.
Whether announced or unannounced, Subcontractor shall participate and cooperate in any internal and external quality assessment review, utilization management, and grievance procedures established by MCO and/or LDH or its designee.

25.
Subcontractor shall monitor and report the quality of services delivered under the Subcontract and shall initiate a plan of correction where necessary to improve quality of care, in accordance with that level of care which is recognized as acceptable professional practice in the respective community in which MCO/Subcontractor practices and/or the standards established by LDH or its designee. Subcontractor shall comply with any corrective action plan initiated by MCO and/or required by LDH.

26.
MCO may assess monetary penalties, sanctions, or reductions in payment on Subcontractor for specific failures to comply with sub-contractual and/or credentialing requirements. This shall include but may not be limited to Subcontractor’s failure or refusal to respond to MCO’s request for information, the request to provide medical records, credentialing information, etc.; at MCO’s discretion or a directive by LDH, MCO shall impose at a minimum, financial consequences against Subcontractor as appropriate. The monetary penalties, sanctions or reductions in payment that may be imposed are: (i) those imposed on MCO resulting from Subcontractor’s failure to comply with any applicable laws and regulations; (ii) those imposed on MCO by LDH, pursuant to the Contract between LDH and MCO that arise from Subcontractor’s actor omission.

27.
As applicable, Subcontractor shall provide for submission of all reports and clinical information to the MCO for reporting purposes required by LDH.

28.
Information about Enrollees shall be safeguarded according to applicable state and federal laws and regulations and as described in the Contract.

29.
Subcontractor shall comply with LDH’s claims processing requirements and shall adhere to LDH’s timely filing guidelines as outlined in the RFP.

30.
If LDH or its Subcontractors discover an error or a conflict with a previously adjudicated encounter claim, the Subcontractor shall adjust or void the encounter claim within fourteen (14) calendar days of notification by LDH or the MCO or if circumstances exist that prevent the Subcontractor from meeting this time frame by a specified date approved by LDH.

31.
LDH may require the MCO and/or Subcontractor, if performing a key internal control, to submit to financial and performance audits from outside companies to assure both the financial viability of the program and the operational viability, including the policies and procedures placed into operation.

32.
Subcontractor shall accept the final payment made by MCO as payment-in-full for core services provided and shall not solicit or accept any surety or guarantee of payment from LDH or the Enrollee(s). For this provision, Enrollee shall include the patient, parent(s), guardian, spouse or any other legally or potentially legally, responsible person of the Enrollee being served.

33.
At all times during the term of the Subcontract, Subcontractor shall indemnify and hold LDH harmless from all claims, losses, or suits relating to activities undertaken pursuant to the Contract between LDH and the MCO, unless Subcontractor is a state agency. For Subcontractors that are not state agencies, the indemnification may be accomplished by incorporating such language from the Contract between LDH and the MCO in its entirety in the Subcontractor’s agreement or by use of other language developed by the MCO and approved by LDH. For state agencies, the liability protection may be accomplished by incorporating language developed by the state agency and approved by LDH.

34.
Subcontractor shall secure all necessary liability and malpractice and workers’ compensation insurance coverage as is necessary to adequately protect Enrollees and the MCO under the Subcontract. Subcontractor shall provide such insurance coverage upon execution, and at all times during the Subcontract, and shall furnish the MCO with written verification of the existence of such coverage.

35.
Subcontractor agrees to recognize and abide by all state and federal laws, rules and regulations and guidelines applicable to the provision of services, and stipulate that Louisiana law, without regard to its conflict of laws provisions, will prevail if there is a conflict between the state law where the material Subcontractor is based and Louisiana law.

36.
MCO and Subcontractor shall be responsible for resolving any disputes that may arise between the two (2) parties, and no dispute shall disrupt or interfere with the provisions of services to MCP Enrollees.

37.
Subcontractor shall not have an actual or perceived conflict of interest that, in the discretion of LDH, would interfere or give the appearance of possibly interfering with its duties and obligations under the Subcontract, or any other Contract with LDH, and any and all appropriate LDH written policies. Conflict of interest shall include, but is not limited to, being the Medicaid fiscal intermediary contractor for the LDH. Subcontractor warrants that it, its officers, and employees have no interest and shall not acquire any interest, direct or indirect, which conflicts in any manner or degree with the performance of services under the Subcontract. Subcontractor shall periodically inquire of its officers and employees concerning such conflicts and shall inform MCO and LDH promptly of any potential conflict.

38.
As applicable, Subcontractor shall adhere to the Quality Assessment Performance Improvement (QAPI) and Utilization Management (UM) requirements as outlined in the Contract. The QAPI and UM requirements shall be included as part of the Subcontract between MCO and Subcontractor.

39.
Subcontractor shall give MCO immediate notification in writing by certified mail of any litigation, investigation, complaint, claim, or transaction that may reasonably be considered to have a material impact on Subcontractor’s ability to perform the services included in the Subcontract.

40.
In no event shall there be any incentives, monetary or otherwise, for the withholding of medically necessary care.

41.
As applicable, Subcontractor shall not prohibit or otherwise restrict, a health care professional acting within the lawful scope of practice, from advising or advocating on behalf of
Enrollee who is his or her patient {1932(b)(3(D), 42 CFR §438.102(a)(1)(i),(ii),(iii) and (iv)}: a) for the Enrollee's health status, medical care, or treatment options, including any alternative treatment that may be self-administered; b) for any information the
Enrollee needs in order to decide among all relevant treatment options; c) for the risks, benefits, and consequences of treatment or non-treatment; and d) for the Enrollee's right to participate in decisions regarding his or her health care, including the right to refuse treatment, and to express references about future treatment decisions.

42.
If MCO has entered into an alternative reimbursement arrangement with Subcontractor, all encounter data must comply with the same standards of completeness and accuracy as required for proper adjudication of claims by the MCO.

43.
The services to be provided under this Subcontract shall be performed entirely within the boundaries of the United States, which includes the 50 states, the District of Columbia, Puerto

Rico, the Virgin Islands, Guam, the Northern Mariana Islands, and American Samoa. In addition, the Subcontractor will not hire any individual to perform any services under this Contract if that individual is required to have a work visa approved by the U.S. Department of Homeland Security and such individual has not met this requirement.

44.
The Subcontract is a non-exclusive agreement, and nothing therein shall prohibit or restrict Subcontractor from subcontracting with another prepaid health plan or other managed care entity. MCO shall not have a Contract arrangement with Subcontractor in which Subcontractor represents or agrees that it will not contract with another prepaid health plan or in which MCO represents or agrees that it will not contract with another provider. MCO shall not advertise or otherwise hold itself out as having an exclusive relationship with any service provider.

45.
Subcontractor shall safeguard information about Enrollees according to applicable state and federal laws and regulations and as described in the Contract.

46.
The Subcontract shall make full disclosure of the method and amount of compensation or other consideration to be received from the MCO.

47.
Subcontractor acknowledges and agrees that pursuant to Title VI of the Civil Rights Act of 1964 (42 U.S.C. §2000d) and regulations issued pursuant thereto, 45 CFR Part 80;, no person in the United States shall, on the ground of race, color, or national origin, be excluded from participation in, be denied the benefits of, or be subjected to discrimination under any program or activity receiving Federal financial assistance.be excluded from participation in, be denied the benefits of, or be subjected to discrimination under any program or activity receiving Federal financial assistance.

48.
The Subcontractor and the Subcontractor’s providers assign to the State of Louisiana any and all rights or claims it currently has or may acquire under any state or federal antitrust laws and that are attributable to any product units purchased or reimbursed through any state program or payment mechanism, including but not limited to product units purchased or reimbursed under the Louisiana Medicaid managed care program. For purposes of this assignment clause, the “Subcontractor” shall include any direct or indirect owner to whom the right or claim to be assigned actually belongs, including any and all parents, branches, departments, or subsidiaries.

49.
Subcontractor shall comply with LDH policy “Criminal History Records Check of Applicants and Employees” which requires criminal background checks to be performed on all employees of LDH contractors who have access to electronic protected health information on Medicaid applicants and recipients. Subcontractor upon request will provide MCO or LDH with a satisfactory criminal background check or an attestation that a satisfactory criminal background check has been completed for any of its staff assigned to or proposed to be assigned to any aspect of the performance of the Contract. Upon written request from LDH or MCO on LDH’s behalf, Subcontractor shall remove or reassign any Subcontractor employee. Subcontractor shall hold LDH and MCO harmless for actions taken as a result hereto.

50.
LDH reserves the right to assign mandatory training for Subcontractor and its employees.

51.
Subcontractors shall comply with all state and federal laws, regulations and the Contract relating to fraud, abuse, and waste in the Medicaid and CHIP programs, including but not limited to 42 CFR §438.1-438.608, 42 C.F.R. §438.611-438.812; La. R.S. 46:437.1- 437.14; 42 CFR §455.12 – 455.23; LAC 50:I.4101-4235; and Sections 1128, 1156, and 1902(a)(68) of the Social Security Act. Compliance with 42 C.F.R. §438.610 is also required until the state has implemented its own screening of MCO-only providers and has notified the MCO that it has assumed this function.

52.
Subcontractor shall comply with all federal and state laws, regulations requirements and the Contract on exclusion and debarment screening. Subcontractor will report to MCO, within three (3) business days, when it is discovered that any Subcontractor employee(s) or contracted provider, have been excluded, suspended, or debarred from any state or federal healthcare benefit program.

EXHIBIT E-11

MARYLAND STATE-STATE SPECIFIC REQUIREMENTS AMERIGROUP MARYLAND, INC.

D/B/A AMERIGROUP COMMUNITY CARE

THIS ADDENDUM (“Addendum”) is made by and between AMERIGROUP Corporation and “Center for the Study of Services” (“Subcontractor”).

RECITALS

AMERIGROUP Corporation and Subcontractor are parties to that certain Agreement (the “Subcontract”), and wish to addend said Subcontract as provided herein.

AGREEMENT

IN CONSIDERATION of the mutual promises set forth herein, in the Subcontract, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

This Addendum is limited to the terms and conditions governing the provision of services to or on behalf of AMERIGROUP Maryland, Inc. d/b/a AMERIGROUP Community Care in the fulfillment of AMERIGROUP Maryland, Inc. d/b/a AMERIGROUP Community Care’s contractual responsibilities to the Maryland Department of Health (“Department”) regarding all activities under the Managed Care Organization HealthChoice Provider Agreement (“Agreement”) between the Department and AMERIGROUP Maryland, Inc. d/b/a AMERIGROUP Community Care. This Addendum will supplement the Subcontract between AMERIGROUP Corporation and Subcontractor and will run concurrently with the terms of the Agreement.

1.
For the purposes of this Addendum:

i.
the term “Plan” shall mean AMERIGROUP Maryland Inc., the signatory to the Agreement;
ii.
the term “AMERIGROUP” shall mean AMERIGROUP Corporation, the parent corporation of the Plan, which provides certain services to the Plan pursuant to an Administrative Services Agreement; and
iii.
the term “Subcontractor” shall mean “Center for the Study of Services”

2.
Each provision of this Addendum supersedes and shall be controlling over any conflicting terms that appear in the Subcontract.

3.
The Subcontractor shall comply with the sub-contractual relationships and delegation requirements as provided under its contract with the Maryland Department of Health (MDH).

4.
Subcontractor is subject to all of the requirements to which the Plan is subject under its contract with MDH and pursuant to the state’s regulations.
5.
The subcontractor agrees to comply with all applicable Federal, State and Medicaid laws, regulations, including applicable sub-regulatory guidance and contract provisions. The subcontractor agrees that:

a.
The State, CMS, the HHS Inspector General, the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the subcontractor, or of the subcontractor's contractor, that pertain to any aspect of services and activities performed, or determination of amounts payable under the MCO's, PIHP's, or PAHP's contract with the State;
b.
The subcontractor will make available, for purposes of an audit, evaluation, or inspection, its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Medicaid enrollees;
c.
MCO has the right to audit the subcontractor pursuant to 42 CFR § 438.230(c)(3)(i) for 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later;
d.
If the State, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit the subcontractor at any time.
e.
Written policies for all employees and those of any contractor or agent provide detailed information about the False Claims Act and other Federal and State law described in section 1902(a)(68) of the Social Security Act; and
f.
Information that the rights of employees will be protected as whistleblowers.
g.
Consistent with 42 CFR 438.608, subcontractors shall implement procedures that are designed to detect and prevent fraud, waste, and abuse, which includes a compliance program and adhere to provisions of the Social Security Act §1128 B (Criminal Penalties for Acts Involving Federal Health Care Programs).

6.
In accordance with 45 C.F.R. §§ 164.502(e)(1)(ii) and 164.308(b)(2) subcontractors that create, receive, maintain, or transmit PHI on behalf of the Business Associate agree to the same restrictions, conditions, and requirements that apply to the Plan with respect to such information, the Plan must enter into Business Associate Agreements with subcontractors as required by HIPAA

7.
Subcontractor shall provide specialized voice services, including, but not limited to, an application that enables delivery of personalized, and interactive telephone calls to individuals.

8.
Subcontractor shall release to the Plan and to MDH, upon request, of any information necessary for the Plan to perform any of its contractual and regulatory obligations under its contract with MDH, including, but not limited to, its records, reporting, and quality assurance duties.

9.
Subcontractor's facilities and records shall be open to inspection by the Plan, MDH, and other government agencies, and that Subcontractor is subject to all audits and inspections to the same extent that audits and inspections may be required of the Plan under law or under its contract with MDH.
10.
Copies of Subcontractor's medical records pertaining to the Plan's enrollees, if any, shall be furnished to the Plan upon request for transfer to a subsequent provider in the event of a termination of the Subcontract.

11.
No termination of the Subcontract shall be effective without prior written notice to MDH.

12.
Subcontractor agrees that it will look solely to the MCO for compensation for covered services provided to the MCO’s enrollees under the Subcontract.

13.
Evidence of Subcontractor's professional liability coverage shall be submitted annually to the MCO.

14.
No assignment of the Subcontract by the Subcontractor is effective without prior written notice to MDH.

15.
If Subcontractor is authorized by the Plan to make referrals, Subcontractor to use the uniform consultation referral form adopted by the Maryland Insurance Administration at COMAR 31.10.12.06.

16.
All providers and subcontractors are subject to a grievance and appeal system, as set forth in COMAR 10.67.09.

17.
MCO has the right to revocation of the delegation of activities or obligations, or other remedies in instances where the State or the MCO determines that the subcontractor has not performed satisfactorily.

EXHIBIT E-12

MINNESOTA STATE-SPECIFIC REQUIREMENTS MEDICARE AND MEDICAID ADDENDUM

1.
General Provisions.

(a)
Purpose. This Medicare and Medicaid Addendum (“Addendum”) is incorporated into and made part of that certain Administrative Services Agreement (the “Agreement”) by and between BCBSM, Inc., d/b/a Blue Cross and Blue Shield of Minnesota, on behalf of itself and its Affiliate HMO Minnesota d/b/a Blue Plus (“Blue Cross”) and Amerigroup Partnership Plan, LLC (“Vendor”) to comply with the requirements of the implementing regulations at 42 C.F.R. Parts 422 and 423 issued pursuant to the Medicare Prescription Drug Improvement and Modernization Act of 2003 and the Social Security Act of 1965.

(b)
Conflicts. All Parties expressly agree that the applicable provisions of this Addendum supersede any conflicting provision of the Agreement for purposes of the Services.

(c)
Definitions.

(i)
“Services” means those administrative or health care service functions (as such functions are defined by the Centers for Medicare and Medicaid Services “CMS”) relating to Blue Cross’ and its Affiliates’ Medicare and Medicaid products which Blue Cross has contracted with Vendor to provide pursuant to the Agreement in support of fulfilling Blue Cross’ and its Affiliates’ contractual obligations to CMS and the Minnesota Department of Human Services (“DHS”).

(ii)
“Delegate” means any party’s authorized subcontractor or agent.

(iii)
All other capitalized terms used in this Addendum and not defined herein shall have the meanings assigned to such terms in the Agreement.

2.
Delegated Activities. Blue Cross delegates to Vendor and Vendor shall provide the Services in support of, as applicable, Blue Cross’ and its Affiliates’ Medicare and Medicaid products, as contemplated in the Agreement. Vendor acknowledges and agrees that Blue Cross may only delegate activities or functions to Vendor in a manner consistent with the requirements set forth in 42 C.F.R. §§ 422.504(i)(4) and 423.505(i)(4), as applicable. 42 C.F.R. §§ 422.504(i)(3)(ii),423.505(i)(3)(ii).
(a)
Subcontracts that include delegation of program integrity responsibilities must comply with program integrity obligations under state and federal law.

3.
Consistency with Blue Cross Agreements. Vendor shall perform the Services in a manner that complies and is consistent with Blue Cross’s contractual obligations to CMS and DHS. 42 C.F.R.§§ 422.504(i)(3)(iii), 423.505(i)(3)(iii).

4.
Accountability. Vendor acknowledges and agrees that Blue Cross maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of the agreements between CMS and Blue Cross. 42 C.F.R. §§ 422.504(i)(1), 423.505(i)(1).
5.
Laws, Regulations, and CMS Instructions.

(a)
Medicare. Vendor represents and warrants that, throughout the Term, Vendor will provide the Services in accordance with the following laws and requirements, in each case to the extent applicable to Vendor’s performance of the Services, including (i) statutes, regulations, rules, codes, ordinances, orders, directions, instructions, decrees, policies, bulletins and other guidance from CMS or another applicable Governmental Authority, as amended or re- enacted from time to time; (ii) the requirements of HIPAA, HITECH and the HIPAA Rules, that are applicable to business associates,; and (iii) the requirements of Section 13112 of the American Recovery and Reinvestment Act of 2009; and Vendor shall not, through its failure to so comply, prevent Blue Cross from complying with any of the foregoing. 42 C.F.R. §§ 422.504(i)(4)(v), 423.505(i)(4)(iv).

For purposes of this Addendum, “Governmental Authority” means any, national, state, provincial, municipal, local, territorial or other governmental department, regulatory authority, or judicial or administrative body.

(b)
Fraud and Abuse. Vendor shall comply with federal laws designed to prevent, detect and correct Fraud, Waste, and Abuse, including applicable provisions of federal criminal law, the False Claims Act (31 U.S.C. § 3729 et seq., as amended by the Patient Protection and Affordable Care Act of 2010), any False Claims Act that applies to Blue Cross, and the Anti- Kickback statute (42 U.S.C. § 1320a- 7b(b)). 42 C.F.R. §§ 422.503(b)(4)(vi), 422.504(h)(1), 423.505(h)(1).

(c)
Excluded Persons. Vendor represents and warrants as of the Effective Date that neither it, nor any of its employees, agents, providers, Medicare subcontractors, members of its board of directors, key management, executive staff or individuals or entities owning five percent (5%) or more of Vendor, whether full-time, part- time, temporary, volunteer or otherwise, (each, an “Affiliated Party”) have been excluded (or are currently under threat of suspension or exclusion) from participation in or sanctioned under the Medicare program or any other federal health care program, or convicted of a criminal offense or been the subject of a civil judgment for fraudulent activities related to that person’s involvement in any federal health care program. Vendor shall contractually require its Medicare subcontractors to represent and ensure that neither they nor any of their employees, agents, members of their boards of directors, key management, executive staff or individuals or entities owning five percent (5%) or more of such subcontractors, whether full-time, part-time, temporary, volunteer or otherwise, have been excluded (or are currently under threat of suspension or exclusion) from participation in or sanctioned under the Medicare program or any other federal health care program, and that they have not been convicted of a criminal offense or been the subject of a civil judgment for fraudulent activities related to that person’s/entity’s involvement in any federal health care program. Vendor shall not continue to pay for any items or services furnished, ordered or prescribed by excluded individuals or entities pursuant to 42 C.F.R. § 1001.1901 once Vendor becomes aware of such exclusion.

Vendor must check appropriate databases, including the Department of Health and Human Services Office of Inspector General (OIG) List of Excluded Individuals and Entities (available at https://oig.hhs.gov/exclusions.html) and the General Services Administration’s (GSA’s) Excluded Parties List System (available at http://www.sam.gov/), or such other/additional site(s) as may be designated from time to time by the OIG, GSA, CMS or other Governmental Authority, to determine whether any Affiliated Party has been excluded from participation in the Medicare program or any other federal health care program. These databases must be checked during the Term not less than monthly, provided that with respect to all Affiliated Parties, Vendor shall also check appropriate databases prior to when such Affiliated Parties commence their employment or other relationship (whether contractual or otherwise) with, or directorship or ownership of, Vendor. Vendor shall notify Blue Cross immediately, and in any event within no more than five (5) calendar days, in writing (i) if Vendor becomes excluded from the Medicare program or any other federal health care program, and (ii) upon becoming aware that any Affiliated Party becomes excluded from the Medicare program or any other federal health care program. Vendor agrees that it is subject to 2 C.F.R. Parts 180 and 376, and shall require Medicare subcontractors to comply with the requirements of 2 C.F.R. Parts 180 and 376. 2 C.F.R. § 376.332. Vendor agrees that it is subject to 2 C.F.R. Part 376 and shall require its Affiliated Parties to agree that they are subject to 2 C.F.R. Part 376. 42 C.F.R. §§ 422.752(a)(8), 423.752(a)(6).

Vendor shall maintain documentation sufficient to demonstrate its adherence to the requirements set forth in this Section 5(c) and shall, upon Blue Cross’s request, annually provide to Blue Cross a written, signed certification certifying as to Vendor’s compliance with same.

6.
Confidentiality and Accuracy of Records; Maintenance. Vendor shall treat all enrollees’ health and enrollment information, including any medical records, as confidential in accordance with the provisions of the Agreement and abide by all applicable federal and state laws regarding the confidentiality and disclosure of such health and enrollment information. Vendor shall safeguard the privacy of information that identifies enrollees and have procedures in place that specify for what purpose(s) the information is used within the organization and to whom or for what purpose(s) it discloses such information outside of the organization. Upon request, Vendor shall supply Blue Cross with documented proof, including such attestations and certifications as Blue Cross may require, that these requirements and safeguards are being followed. 42 C.F.R §§ 422.118, 423.136.

Vendor shall maintain such health and enrollment information in an accurate and timely manner and ensure timely access to such records and information by enrollees. 42 C.F.R

§§ 422.118, 422.504(13), 423.136, 423.505(b)(14).

Vendor shall maintain timely, accurate and complete records and books of account relating to Vendor’s performance under the Agreement. To the fullest extent applicable, Vendor recordkeeping shall adhere to generally accepted accounting principles, consistently applied. Vendor shall maintain these records in accordance with all applicable laws and at Vendor’s principal place of business. Vendor shall further comply with the retention requirements set forth below in Sections 10 and 11.

7.
Reporting to Blue Cross. In accordance with the provisions of the Agreement, Vendor shall provide the statistics and other information requested by Blue Cross and related to Vendor’s provision of the Services so that Blue Cross may meet CMS reporting requirements with respect to:
(a)
The cost of Blue Cross’s operations; the patterns of enrollee utilization of health care services; the availability, accessibility, and acceptability of health care services to enrollees; information demonstrating Blue Cross’s fiscally sound operations (to the extent such information is available to Vendor); and other matters that CMS may require. 42 C.F.R.§§ 422.516, 423.514.

(b)
To the extent practical, developments in the health status of enrollees. 42 C.F.R.

§ 422.516(a)(4).

(c)
Data regarding drug claims that can be linked at the individual level to Medicare Part A and Part B data and other information as CMS determines necessary. 42 C.F.R.§§422.310, 423.329(b)(3).

(d)
Such information as may be required pursuant to Section 6005 of the Patient Protection and Affordable Care Act of 2010 and its implementing regulations. Notwithstanding anything to the contrary in the Agreement or this Addendum, the reports required pursuant to this paragraph (d) shall be provided at such times, and in such form and manner, as may be specified from time to time by HHS or CMS.

Blue Cross and Vendor may agree in writing to specific forms that accomplish these reporting requirements. 42 C.F.R. §§ 422.504(i)(4)(i), 422.516, 423.505(i)(4)(i), 423.514.

8.
Certification of Information Submitted to CMS and/or DHS. Blue Cross may be required under its agreements with CMS and DHS to submit and certify through attestations or otherwise drug claims data, enrollment information, encounter data, and other data and information as CMS or DHS may request. Some or all of such data and information that Blue Cross submits may be provided to Blue Cross by Vendor. The designated officer shall certify, based on that individual’s best knowledge, information, and belief, the accuracy, completeness, and truthfulness of any data and information Vendor provides to Blue Cross or submits to CMS or DHS on its behalf and shall acknowledge that the data or information may be used by Blue Cross or submitted by Vendor on Blue Cross’s behalf, for the purpose of obtaining federal funds. 42 C.F.R. §§ 422.504(l)(3), 423.505(k)(3). To the extent that Vendor has access to the CMS or DHS information systems, or data obtained from such systems, for purposes of providing Services in connection with Blue Cross’ Medicare and Medicaid product offerings, Vendor’s use of or access to such data in connection with the Services shall be limited to the same.

9.
Monitoring. Vendor acknowledges and agrees that Blue Cross is required to monitor the performance of Vendor and its authorized subcontractors on an ongoing basis.

42 C.F.R. §§ 422.504(i)(4)(iii), 423.505(i)(4)(iii). Vendor further acknowledges and agrees that Blue Cross is required to periodically monitor and audit Vendor to ensure that there is documented proof that the requirements described in this Addendum are being followed and Vendor agrees to cooperate and comply with such audits and monitoring activities.

10.
Inspection and Audit.

(a)
By CMS, DHS, HHS, the Comptroller General, or their designees. Vendor shall retain, and shall permit CMS, DHS, HHS, the Comptroller General, or their designees, to have direct access to inspect, evaluate, and audit any of, Vendor’s books, contracts, medical records, patient care documentation, documents, papers, and other records pertaining to any transaction related to the Agreement, any aspect of Services performed, reconciliation of benefits liabilities, and determination of amounts payable under the contract, or as the Secretary may otherwise deem necessary. This retention requirement and right to inspect, evaluate, and audit shall extend ten (10) years from the expiration or termination of the Agreement or completion of final audit, whichever is later, unless otherwise required by applicable law, CMS, DHS, HHS, the Comptroller General, or their designees. Vendor shall ensure that all Vendor’s Delegates honor the rights of CMS, DHS, HHS, the Comptroller General or their designees set forth in this Section 10 as required by law. 42 C.F.R. §§ 422.504(e), 422.504(i)(2), 423.505(e), 423.505(i)(2).

(b)
By Blue Cross. Vendor shall permit Blue Cross to inspect, evaluate, and audit any of Vendor’s books, contracts, medical records, patient care documentation, documents, papers, and other records relating to any Services Vendor provides to Blue Cross under the Agreement. Blue Cross shall have the right to audit Vendor as a means to evaluate Vendor’s compliance with requirements set forth in this Addendum. Vendor shall provide reports of audits of its authorized subcontractors as they relate to the Services, as described below in 10(c). This right to inspect, evaluate, and audit shall extend during the term of the Agreement and for ten

(10) years from the expiration or termination of the Agreement or completion of final audit, whichever is later, unless otherwise required by applicable law; provided in all instances following the term of the Agreement, such right shall be limited to instances in which such audit is the result of a written notice from CMS, DHS, HHS, the Comptroller General or their designees. 42 C.F.R. §§ 422.504(e), 422.504(i)(2), 423.505(e), 423.505(i)(2).

(c)
By Vendor. Vendor shall conduct regular internal monitoring and provide reports to Blue Cross as a means of reviewing performance of normal on-going operations and to validate compliance with applicable laws, regulations, and CMS and DHS subregulatory guidance. Vendor shall similarly conduct auditing and monitoring of Vendor’s Delegates and take corrective action with Vendor’s Delegate if deficiencies or areas for improvement are identified. Vendor shall provide to Blue Cross and any Governmental Authority as applicable, a summary of the results of any such auditing, monitoring activities and corrective action plans, upon request and as required by Blue Cross or the Governmental Authority. Furthermore, Vendor’s Delegates will respond directly and promptly to Vendor regarding any inquiries or data requests from a Governmental Authority. Vendor’s Delegate will provide Vendor with access to all information or data relevant to the DHS contract and allow release of the information and data to the applicable Governmental Authority.

11.
Training and Education.

(a)
Vendor shall have in place, update, and administer a customized training and education program for its staff and shall require the same of its authorized subcontractors providing the Services regarding compliance with all laws for which Vendor has a compliance obligation under the Agreement. Vendor will timely communicate general compliance information, as required by CMS and, and administer Fraud, Waste and Abuse training to its staff as part of new hire orientation, and at least annually thereafter and require the same of its authorized subcontractors within ninety (90) days of initial hire (or, in the case of authorized subcontractors, contracting). With respect to State of Minnesota specific Fraud, Waste and Abuse matters, Vendor and Company shall collaborate in good faith to mutually agree from time to time upon the inclusion of any training materials requested by Company and related to such matters with respect to the training of relevant individuals performing the Services. Vendor will also administer specialized compliance training on issues posing compliance risks based on the individual’s job function as applicable or as required by law, CMS, DHS, HHS, the Comptroller General or their designees. Vendor must ensure that staff are aware of the Medicare requirements related to their job functions. Blue Cross management staff shall be entitled to access and review Vendor’s training and education materials and courses upon reasonable request. Vendor shall record its compliance training activities and, upon Blue Cross’s request provide a report of its compliance training activities, including attestations of training completion, to Blue Cross for employees providing Services hereunder. 42 C.F.R. §§ 422.503(b)(4)(vi)(C), 423.504(b)(4)(vi)(C).

(b)
Vendor acknowledges and agrees that it has received, read and understands the Blue Cross code of conduct, “Code of Blue.” Vendor acknowledges and agrees that Vendor will implement and distribute to its staff and board members who have involvement in the administration or delivery of Parts C and/or D benefits either the Blue Cross code of conduct, “Code of Blue,” and Blue Cross compliance policies and procedures, or comparable policies and procedures and standards of conduct that are particular to Vendor’s own organization and that reflect a commitment to detecting, preventing and correcting noncompliance with Medicare requirements in the delivery of Medicare services, including detecting, preventing and correcting Fraud, Waste and Abuse (as those terms are defined by CMS). Vendor agrees to provide Blue Cross with copies of its current standards of conduct and compliance policies and procedures, including those governing conflicts of interest, upon Blue Cross’ request.

(c). Vendor shall maintain records of the training of its staff and shall require the same of its authorized subcontractors conducted pursuant to this Section 11 in accordance with the requirements of Section 10(a).

(d) Vendor will communicate to employees and Vendor’s Delegate who are mandated reporters their duty to report the suspected maltreatment of a vulnerable adult or child as required under Minnesota Statutes, §§ 626.557 or 626.556. Vendor and Vendor’s Delegate must inform employees and providers that web-based training is available at no cost to all mandated reporters: http://registrations.dhs.state.mn.us/WebManRpt/ for adults and http://www.dhs.state.mn.us/id_000152 for children.

12.
Compliance Structure; Communication with Compliance Committee and Blue Cross.

(a)
Vendor shall have in place and administer a compliance plan to detect, correct and prevent Fraud, Waste and Abuse and which includes the applicable elements required by 42 C.F.R.§§ 422.503(b)(4)(vi), 423.504(b)(4)(vi), and applicable CMS guidance.

(b)
Vendor shall establish and implement disciplinary policies and procedures that reflect clear and specific disciplinary standards in accordance with CMS requirements. Vendor will ensure that disciplinary actions related to work Vendor performs for Blue Cross are timely reported to Blue Cross in the form and manner (and frequency) mutually agreed upon by Blue Cross and Vendor. 42 C.F.R. §§ § 422.503(b)(4)(vi)(E), 423.504(b)(4)(vi)(E).

(c)
Vendor shall communicate, in a manner reasonably acceptable to Blue Cross, with Blue Cross’ designated compliance contact and the Blue Cross business contact for the Agreement as reasonably required. Vendor shall implement its own business compliance structure and communications process pertaining to the Services provided under this Agreement. 42 C.F.R. §§ 422.503(b)(4)(vi)(D), 423.504(b)(4)(vi)(D).

13.
Contracts with Downstream Entities. The following provisions apply to Vendor’s delivery of the Services:

(a)
Vendor shall contractually obligate Vendor Delegates to comply with all applicable laws, including all requirements relating to activities performed outside the United States (offshore contracting) and other requirements imposed by a Governmental Authority in call letters or other subregulatory guidance for which Vendor has a compliance obligation under this Addendum. 42 C.F.R.§§ 422.504(i)(4)(v), 423.505(i)(4)(iv).

(b)
Vendor shall not hold enrollees liable for any amounts that are the legal obligation of Blue Cross. 42 C.F.R. §§§ 422.504(i)(3)(i), 423.505(i)(3)(i).

(c)
Vendor shall contractually obligate Vendor Delegates to comply with the same conditions and restrictions that are applicable to Vendor under this Addendum, including but not limited to, contractually obligating Vendor Delegates to comply with and be consistent with Blue Cross’ contractual obligations to CMS. 42 C.F.R. §§ 422.504(i)(3)(iii), 423.505(i)(3)(iii).

(d)
If Blue Cross delegates to Vendor the function of selecting providers, contractors, subcontractors, or network pharmacies, Blue Cross retains the right to approve, suspend, or terminate any arrangement between Vendor and a selected provider, contractor, subcontractor, or pharmacy. 42 C.F.R. §§ 422.504(i)(5), 423.505(i)(5).

(e)
If Blue Cross delegates to Vendor the function of pharmacy benefit manager, Vendor or Vendor Delegates shall contractually obligate all participating pharmacies to submit drug claims whenever an enrollee membership card is presented or is on file at the participating pharmacy unless the enrollee expressly requests that a particular drug claim not be submitted. 42 C.F.R. § 423.120(c)(3).

(f)
If Blue Cross delegates to Vendor the function of pharmacy benefit manager, Vendor or Vendor Delegates shall issue, mail, or otherwise transmit payment to participating pharmacies (excluding long-term care and mail order) with respect to all clean drug claims submitted by or on behalf participating pharmacies with fourteen (14) days for electronic drug claims and within thirty

(30) days for drug claims submitted otherwise. 42 C.F.R. §§ 423.505(i)(3)(vi), 423.520.

(g)
If Blue Cross delegates to Vendor the function of pharmacy benefit manager, Vendor shall contractually obligate Vendor Delegates to identify the source of the prescription drug pricing standard of reimbursement and require that updates to such standard occur not less frequently than once every seven (7) days beginning with an initial update on the first of January of each year. 42 C.F.R.

§§ 423.505(b)(21), 423.505(i)(3)(viii)(A) and (B).

(h)
Vendor shall not provide any financial incentive to a provider based solely on the number of enrollee services that the provider has denied, limited or discontinued.
(i)
If Blue Cross delegates to Vendor any program integrity responsibilities, Vendor or Vendor’s Delegate shall comply with all program integrity obligations required by Regulatory Requirements including the following:

(i)
Establishing functions and activities governing program integrity in order to reduce the incidences of fraud and abuse and comply with all Regulatory Requirements, including but not limited to the applicable provisions of the SSA, §§1128, 1128A, 1128B, 1902, 1903, and 1932; 42 CFR§§431, 433, 434, 435, 438, 441, 447, and 455; 45 CFR Part 75; 2 CFR Parts 180 and 376 (the implementing regulations for Executive Order 12549, for debarment and suspension from federal programs for procurement and non-procurement transactions), Minnesota statutes and rules, and the DHS Contract.

(ii)
If Vendor or Vendor’s Delegates subcontracts any portion of the program integrity responsibilities of its special investigations unit, the Vendor or Vendor’s Delegates shall provide Blue Cross with the names, addresses, telephone numbers, e-mail addresses and fax numbers of the entity with which the Vendor or Vendor’s Delegates subcontracts.

(iii)
Vendor or Vendor’s Delegates shall provide to Blue Cross copies of any new or existing executed subcontracts, attachments, exhibits, addendums, or amendments thereto, within thirty (30) days following execution of this Agreement or within thirty (30) days of execution of any new subcontract that includes program integrity responsibilities.

14.
Offshoring.

(a)
Offshoring, Defined. The term “offshore” or “offshoring” means any location that is not one of the fifty United States, the District of Columbia, or one of the United States Territories (American Samoa, Guam, Northern Marianas, Puerto Rico, and Virgin Islands). This may include either American-owned companies with certain portions of their operations performed outside of the United States or foreign-owned companies with their operations performed outside of the United States. For purposes of clarity, services will be considered “offshore” if performed by an American-owned company that performs the services outside of the United States. It is considered “offshoring” if services will be performed by workers located in offshore countries, regardless of whether the workers are employees of American or foreign companies.

(b)
Restrictions. To the extent prohibited by the DHS Contracts and/or applicable Laws, Vendor shall not perform any function, activity or service under the Agreement, in whole or in part, offshore. To the extent prohibited by the DHS Contracts and/or applicable Laws, Vendor shall not, in connection with any function, activity or service related to the Agreement, directly or indirectly contract with, or change the functions currently performed by, any person or entity to fulfill any of Vendor’s obligations under the Agreement, in whole or in part, where such entity is located or may perform such services offshore. Without limiting the two (2) foregoing sentences, in the event Vendor intends to offshore any function, activity or service related to the

Agreement, Vendor shall notify Blue Cross within a defined period of time (to be mutually agreed upon by the Parties, but sufficient to allow Blue Cross to timely obtain all necessary Regulatory Approvals and/or comply with all applicable CMS or DHS filing or attestation requirements) in advance of offshoring any such function, activity or service related to the Agreement and provide Blue Cross with all information, other documentation, and reasonable cooperation necessary for Blue Cross to obtain all necessary Regulatory Approvals and/or submit applicable Regulatory Authority filing or attestation requirements, in each case, for such offshoring, which may include, without limitation, a description of the following: (i) PHI or electronic PHI that Vendor will provide to such person or entity; (ii) why providing PHI or electronic PHI is necessary to accomplish Vendor’s objectives; and

(iii) alternatives considered to avoid providing PHI or electronic PHI to such person or entity, and why each alternative was rejected. Vendor maintains a process to evaluate the use of offshore resources and will use best efforts (i.e., efforts commensurate with industry best practices) to inform Blue Cross of any evaluation related to or impacting Services or Professional Services.

(c)
Requirements for Offshored services; Subcontracting. Vendor hereby acknowledges and agrees that Vendor must ensure, prior to commencing any such offshoring of services, that the following are in place: (i) policies and procedures that ensure Medicare beneficiary PHI and other personal information remains secure, the existence of which have been verified by Vendor; (ii) mechanisms to ensure that those policies and procedures are continually updated as appropriate and in compliance with CMS requirements; (iii) mechanisms to ensure that offshore access to Blue Cross data not associated with the Agreement is prohibited; and (iv) written arrangements that specifically govern the use and disclosure of PHI and electronic PHI and that comply with the requirements set forth at 45 C.F.R. 164.504(e). Vendor shall further ensure that any Vendor Delegates that perform services offshore on Vendor’s behalf are subject to requirements at least as stringent as those set forth in this section and shall further ensure that any such arrangement (i) includes all required Parts C and D language (e.g., record retention requirements, compliance with all Parts C and D requirements, etc.), and (ii) has policies and procedures in place that allow for immediate termination of the subcontract upon discovery of a significant security breach. Blue Cross may require that Vendor provide sufficient evidence that the requirements set forth above in paragraphs (b) and
(c)
are met prior to any proposed offshoring of services by Vendor pursuant to this Section 14.

(d)
Audits; Attestations. Vendor shall annually audit any Vendor Delegate that perform services offshore to validate compliance with applicable law, CMS and DHS subregulatory guidance and specifications, and the requirements set forth above in paragraphs (b) and (c), and shall use the results of such audits to evaluate the continuation of its relationship with the offshore subcontractor. Vendor shall share the results of such audits with Blue Cross and CMS upon request. Further, Vendor shall cooperate with Blue Cross and submit specific Vendor Delegate information to Blue Cross to the extent required to fulfill CMS and DHS reporting requirements, including details of safeguards to protect PHI and the associated auditing and monitoring Vendor performs and has performed. Vendor will complete such attestations and certifications as CMS, DHS, HHS, the Comptroller General or their designees and Blue Cross, relating to any submissions, attestations, or certifications that Blue Cross makes to CMS, DHS, HHS, the Comptroller General or their designees, may require certifying as to Vendor’s compliance with the requirements of this Section 14.

15.
Termination of Agreement for Breach. The parties specifically acknowledge and agree that a material breach of this Addendum shall be considered a material breach of the Agreement. For purposes of this Addendum, a reasonable determination by CMS or DHS that Vendor has not satisfactorily performed its material obligations under the Agreement, failed to maintain compliance or engaged in Fraud, Waste or Abuse constitutes a material breach of the Agreement. 42 C.F.R.§§ 422.504(i)(4)(ii), 423.505(i)(4)(ii). In lieu of termination of the Agreement, CMS, DHS or Blue Cross may determine that Blue Cross shall in-source certain services and Vendor shall cooperate in good faith to accomplish such in-sourcing according to the timelines specified by CMS or DHS.

16.
Additional Contract Terms Required by CMS or DHS. This Addendum shall automatically be amended to include terms and conditions necessary to address additional contract terms required by CMS, DHS or other applicable law. Any such amendment of this Addendum shall be implemented pursuant to the process set forth in the Agreement for amendments. Upon the compliance date of any final regulation or amendment to final regulation promulgated by DHS or HHS that affects the requirements set forth in this Addendum, this Addendum will automatically amend such that the obligations imposed on Vendor remain in compliance with the final regulation or amendment to final regulation, unless any party elects to terminate the Agreement and this Addendum as permitted pursuant to the Agreement. 42 C.F.R. § 423.505(j).

17.
Survival. To the extent Vendor performs any Services following the expiration or termination of the Agreement, this Addendum shall continue to apply to Vendor for so long as Vendor performs the Services. Otherwise, Sections 1, 5, 6, 7, 8, 10 and 11 of this Addendum shall survive the expiration or termination of the Agreement and this Addendum.

18.
Termination of CMS or DHS Contract. In the event the contract between CMS or DHS and Blue Cross is terminated or non-renewed, the contract between Vendor and Blue Cross will be terminated with respect to the affected Services or if all Services are affected, then in its entirety, unless Vendor and Blue Cross agree to the contrary. Such termination requirements stated in 42 C.F.R. §§ 422.506,422.510 and 422.512, and the DHS agreements will be effective, as applicable.

19.
Lobbying Disclosure. Pursuant to Blue Cross’ DHS agreements, Vendor shall complete the Lobbying Disclosure Certification attached hereto as Attachment 1 in such a manner and at such times as required by DHS and CMS.
20.
Disclosure of Ownership and Management Information. Pursuant to the DHS Contracts, Vendor shall, upon request, complete the Disclosure of Ownership and Management Information.

21.
Disclosure of Business Transactions. Pursuant to the DHS Contracts, upon request, Vendor must report to Blue Cross information related to business transactions in accordance with 42 CFR§ 455.105 (b).

22.
Trade Secrets.

(a)
If information identified by Vendor or Vendor’s Delegates as a trade secret is subject to a data practices request or otherwise subject to publication, and if the State of Minnesota (the “State”) determines that Vendor’s or Vendor’s Delegates’ trade secret identification is colorable, the State shall provide the Vendor’s or Vendor’s Delegates’ an opportunity to justify in writing that the information meets the requirements of Minnesota Statutes, §13.37. In the event of disclosure of the Vendor’s or Vendor’s Delegates’ information that is protected, the State shall, within five (5) business days after learning of the discovery of such non-permitted disclosure, report the disclosure to the Vendor or Vendor’s Delegates by secure e- mail.

(b)
The State agrees to protect from dissemination information submitted by the Vendor or Vendor’s Delegates to the State that the Vendor or Vendor’s Delegates can justify as trade secret information, as defined in Minnesota Statutes, §13.37, subd. 1, (b). Protected information includes but is not limited to marketing and other business plans, materials still in draft form, rates paid to providers, or Medicare bid information. The Vendor or Vendor’s Delegates must identify and mark information as a trade secret prior to or at the time of its submission for the State to consider classifying it as non-public. Rates paid to the Blue Cross, the State’s rate methodology, and the DHS contract are not trade secrets.

EXHIBIT E-13

STATE OF MISSOURI

MEDICAID STATE-SPECIFIC REQUIREMENTS

This Missouri Regulatory Exhibit (the “Exhibit”) will supplement the Agreement (the “Agreement”) between Missouri Care, Inc. (“Health Plan”) and Vendor (“Vendor”) effective upon approval, and will run concurrently with the terms of the Agreement. This Exhibit is limited to the terms and conditions governing the provision of services in the fulfillment of contractual responsibilities to the State of Missouri (“State”) in the provision of health care services. The provisions set forth in this Exhibit shall be deemed to be part of the Program Contract, and are intended to comply with legislative and regulatory requirements of the State. To the extent that such laws and regulations are applicable and/or are not otherwise pre-empted by federal law, the provisions set forth in this Exhibit shall apply. The provisions of this Exhibit apply with respect to individuals who are enrolled in a Medicaid Program (hereinafter collectively referred to as “Medicaid Members”).

For purposes of this Exhibit, the following terms shall have the meanings set forth below with respect to services furnished under the Missouri Medicaid Program. Any capitalized terms in this Exhibit not otherwise defined shall have the meaning ascribed in the Program Contract.

(a)
“Agency” shall mean a federal, state, or local agency, administration, board or other governing body responsible for the governance or administration of a Program. With respect to the operation of the Missouri Medicaid Program, as used herein, Agency also means the Missouri Department of Social Services and the MO HealthNet Division.

(b)
“Program” shall mean medical assistance program provided under a Health Benefit Plan approved under Title XVI, Title XIX and/or Title XXI of the Social Security Act or any other federal or state funded program or product as designated by Health Plan, and for which Vendor’s reimbursement for a respective Program is set forth in the Agreement.

(c)
“Program Contract” shall mean any federal or state funded program under Title XVIII, Title XIX or Title XXI of the Social Security Act, and any other federal or state funded program or product as designated by Health Plan.

(d)
“Regulatory Requirements” shall mean any requirements, as amended from time to time, imposed by applicable federal, state or local laws, rules, regulations, guidelines, instructions, Program Contract, or otherwise imposed by an Agency or government regulator in connection with the procurement, development or operation of a health benefit plan, or the performance required by either party under the Agreement and this Exhibit. The omission from the Agreement or this Exhibit of an express reference to a Regulatory Requirement applicable to either party in connection with their duties and responsibilities shall in no way limit such party's obligation to comply with such Regulatory Requirement.

(e)
“Vendor” shall mean any third party who has a written contract with Health Plan to perform a specified part of the Health Plan’s obligations under the Program Contract.

Missouri State-Specific Requirements

1.
Compliance with Regulatory Requirements. Vendor, including its employees and any subcontractors, shall comply with state and federal program requirements, rules, and regulations and the Program Contract. In addition, Vendor, employees, and any subcontractors shall comply with changes and modifications to state and federal program requirements, regulations, rules.

2.
Vendor Requirements.
a.
Vendor must meet the following requirements; (i) be eligible for participation in the Program; (ii) pass a background check based on the nature and scope of the work the Vendor will perform; and (iii) not be debarred, suspended or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation (FAR) or from participating in non-procurement activities under regulations or guidelines issued under Executive Order 12549.
b.
Screening. Vendor will screen its employees and providers to determine whether any of them have been excluded from participation in Medicare, Medicaid, CHIP, or any Federal health care programs (as defined in Section 1128B(f) of the Act); have failed to renew license or certification registration; have revoked professional license or certification; or have been terminated by the State. Vendor shall consult the following databases to conduct the screening on at least a monthly basis: the List of Excluded Individuals /Entities (“LEIE”), Excluded Parties List System (“EPLS”), the National Plan and Provider Enumeration System (“NPPES”), the Missouri Professional Registration Boards website, and any such other databases as the Agency may prescribe. Vendor shall promptly report relevant information disclosed as a result of the screening process to the Health Plan and will not employ or contract with an individual or entity identified by an initial screening; and will terminate any current employee, provider or subcontractor identified by a routine monthly screening.
c.
Disclosure.
i.
Vendor must disclose to Health Plan, any persons or corporations with an ownership or control interest that (i.) has direct, indirect, or combined direct/indirect ownership interest of five (5%) or more of the Vendor’s equity;

(ii) owns five (5%) or more of any mortgage, deed of trust, note, or other obligation secured by the Vendor if that interest equals at least five (5%) of the value of the Vendor’s assets; (iii) is an officer or director of the Vendor organized as a corporation; or (iv) is a partner of the Vendor organized as a partnership upon execution of the Agreement and within thirty five (35) calendar days of any change in ownership of the organization.

ii.
In addition, Vendor shall collect the disclosure information from its contracted providers and promptly provider to the Health Plan said disclosure information (i) at the stage of credentialing and re-credentialing; (ii) upon execution of the provider agreement between contracted provider and Vendor; (iii) within thirty-five (35) calendar days of any change in ownership of the provider; and

(iv) at any time upon request by the Health Plan or Agency for any or all of the information described herein.

d.
Indemnity. Without limiting Health Plan’s rights under the Indemnification provision within the Agreement, Vendor will indemnify the State for any and all claims, damages, law suits, costs, judgments, expenses, and any other liabilities resulting from bodily injury to any person (including injury resulting in death) or damage to property that may arise out of or are related to Vendor's performance under the Program Contract, providing such bodily injury or property damage is due to the negligence of the Vendor, its employees, agents, or subcontractors.

e.
Provider Incentive Arrangements. Vendor shall comply with all provider incentive plan Regulatory Requirements and furthermore any financial incentive arrangement that induce participating providers to limit Medically Necessary services are prohibited.
f.
Employment of Unauthorized Alien. Vendor shall not knowingly employ, hire for employment, or continue to employ an unauthorized alien to perform work within the state of Missouri.
g.
Marketing. Vendor will submit all marketing plan and materials to the Health Plan, not the Agency.

3.
Vendor Obligations to Medicaid Members.
a.
Vendor must ensure that contracted providers provide physical access, reasonable accommodations, and accessible equipment for Medicaid Members with physical or mental disabilities.
b.
Vendor must adhere to the grievance and appeal process as set forth in the Program Contract and Regulatory Requirements.
c.
Medicaid Member Enrollment. Vendor or its providers shall not influence a Medicaid Member’s enrollment by (i) requiring or encouraging the Medicaid Member to apply for an assistance category not included in the Missouri Medicaid Program; (ii) requiring or encouraging a Medicaid Member and/or guardian to use the opt out as an option in lieu of delivering health plan benefits; (iii) mailing or faxing Missouri Medicaid Program enrollment forms;(iv) aiding the Medicaid Member in filling out health plan enrollment forms; (v) aiding the Medicaid Member in completing on-line health plan enrollment; (vi) photocopying blank health plan enrollment forms for potential Medicaid Members; (vii) distributing blank health plan enrollment forms;

(viii) participating in three-way calls to the Missouri Medicaid Program enrollment helpline; (ix) suggesting a Medicaid Member transfer to another health plan; or (x) any other activities in which Provider is engaged in activities to enroll a Medicaid Member in a particular health plan or in any way assisting a Medicaid Member to enroll in a health plan.

d.
Vendor or its providers are prohibited from seeking payment or damages from a potential or enrolled Medicaid Member or from the Agency, whether on its own behalf or behalf of Health Plan except for applicable cost shares. If those services are not in the comprehensive benefit package or in the additional health benefits as defined in the Program Contract, the Vendor or its provider must inform the Medicaid Member that the services are not and have the Medicaid Member acknowledge the information. If the Medicaid Member still requests the service, Vendor or the provider shall obtain such acknowledgement in writing (private pay agreement) prior to rendering the service. Notwithstanding the previous, if Vendor or it’s provider submits a Claim to Vendor or Health Plan for services provided to the Medicaid Member, the prior agreement with the Medicaid Member is null and void.
e.
Retroactive Eligibility. With the exception of newborns, the Health Plan shall not be responsible for any payments owed to Vendor or its providers for services rendered prior to a Medicaid Member's enrollment with the Health Plan, even if the date of service fell within an established period of retroactive eligibility.

f.
Consumer Protection. Vendor shall not develop marketing materials that are inaccurate or mislead, confuse, defraud, or deceive Medicaid Member, or otherwise violate Federal or State consumer protection laws or regulations or contain any assertion or statement (whether written or oral) that (i) the participant must enroll with the Health Plan in order to obtain Medicaid benefits or in order not to lose benefits or (ii) that the Health Plan is endorsed by CMS, the Federal or State government, or similar entity.
g.
Medicaid Member Record Requests. Each Medicaid Member is entitled to one free copy of his or her medical records annually. The fee for additional copies shall not exceed the actual cost of time and materials used to compile, copy, and furnish such records.
h.
Vendor and its providers shall establish a Medicaid Member's eligibility for Medicaid Covered Services prior to rendering services, except in the case of an emergency medical condition, where such verification may not be possible. In addition, Vendor will report to Health Plan any instances in which verification of the person seeking services discloses that the person is not a Medicaid Member.

4.
Fraud, Abuse and Waste.
a.
Vendor shall ensure that employees, providers and subcontractors are educated about their individual responsibilities; the responsibilities of others; as well as how fraud, waste, and abuse is defined and how and in what instances to report it.
b.
Vendor is required to fully cooperate in any investigation by Agency, or any other state of federal entity and any subsequent legal action that may result from the investigation. In addition, Vendor shall cooperate fully in any investigation by federal and state oversight agencies and any subsequent administrative, civil, or criminal action that may result from such an investigation. Such cooperation shall include but is not limited to providing, upon request, information, access to records, and access to employees, subcontractors, providers, and consultants for the purpose of interviewing.
c.
If the Agency determines that, there is a reasonable possibility of fraud or similar risk, that entity may inspect evaluate or audit the Vendor at any time.
d.
Health Plan or Vendor shall suspend payment to any provider, pending any State or Federal review or investigation of suspected fraud or abuse, if so instructed by the Agency.
e.
Whistleblower Protections. Vendor shall comply with the provisions of 41 U.S.C. 4712 that states an employee of a contractor, subcontractor, grantee, or subgrantee may not be discharged, demoted or otherwise discriminated against as a reprisal for “whistleblowing”. In addition, whistleblower protections cannot be waived by any agreement, policy, form, or condition of employment. Vendor’s employees, providers or subcontractors are encouraged to report fraud, waste, and abuse. Vendor shall inform their employees providers or subcontractors in writing they are subject to federal whistleblower rights and remedies. This notification must be in the predominant native language of the workforce.

5.
Records/Audits.
a.
Vendor will cooperate with the Agency or the designee of any of these entities in any audit, evaluation, or inspection (from the beginning of this Agreement until ten (10)

years from the end date of this Agreement or the last audit, whichever is later) of the Vendor’s or delegate’s premises, physical facilities, equipment, books, records, contracts, computers, or other electronic systems relating to the its activities under this Agreement, and to the Health Plan and the potential and enrolled Medicaid Members. Such audit, evaluations, or inspections may pertain to any aspect of services and activities performed, or determination of amounts payable under the Program Contract.

b.
The right to audit, evaluate, or inspect as stated above shall include any of the Vendors subcontractors.

6.
Claim Requirements.
a.
Vendor shall follow the Claim processing requirements set forth by RSMo 376.383 and 376.384, as amended.
b.
Vendor shall inform its provider network of the applicable timely filing requirements;

(i) In the case of capitated arrangements with providers, Vendor shall establish reasonable reporting of encounters to the Health Plan in sufficient detail to meet the Health Plan’s encounter data reporting requirements; (ii) in the case of services provided by out-of-network providers, Health Plan and Vendor shall comply with State law regarding timely filing requirements; and (iii) in the case of timely filing requirement, the first claim processed whether paid or denied should meet these guidelines.

7.
Outside United States. All services and functions provided by Vendor under the Program Contract shall be performed in the United States. Furthermore, Vendor shall not store nor transmit any data related to the Program to a site outside the United States.

EXHIBIT E-14

NEBRASKA STATE-SPECIFIC REQUIREMENTS

This Exhibit is attached to the Agreement (the “Agreement”) between Anthem, Inc. (“Contractor”) on behalf its affiliate Community Care Health Plan of Nebraska, Inc. d/b/a Healthy Blue (hereinafter "Community Care") and “Center for the Study of Services” (“Subcontractor”) and is incorporated into the Agreement. This Exhibit is applicable to Vendor Services provided to or for the administration of the State of Nebraska, Department of Health and Human Services, Division of Medicaid and Long-Term Care (the “State”). To the extent any provisions herein conflict with the provisions set forth in the Agreement, the provisions in this Exhibit shall control for those Subcontractor Services provided to Members enrolled in the State’s managed care program (“Medicaid”). The terms of the Medicaid Managed Care Physical Health, Behavioral Health, and Pharmacy Services for the State of Nebraska Contract between the State and Community Care (the “State Contract”) are hereby incorporated into this Exhibit. In the event the State has not approved a Subcontract referenced herein prior to its scheduled effective date, Subcontractor agrees to execute said Subcontract contingent upon receiving the State’s approval.

1.
For purposes of this Exhibit, any capitalized terms in this Exhibit shall have the same meanings as defined in the State Contract.

2.
Monitoring. The Subcontractor is responsible for the faithful performance of the Agreement and shall have internal monitoring procedures and processes in place to ensure compliance. The Subcontractor shall fully cooperate with the State, its agent and/or Community Care in the monitoring of the Agreement, which include, but is not limited to, tracking and /or auditing activity, which may require the Subcontractor to report progress and problems, provide documents, allow random inspections of its facilities, participate in scheduled meetings and monitoring, respond to request for corrective action plans and provide reports as requested by the State. Cooperation in Agreement monitoring and provision of documents during Agreement monitoring will be at no additional cost to the State or Community Care.

3.
Subcontractor Contracted Requirements. The parties hereto shall comply with all Regulatory Requirements applicable to the services performed under this Exhibit including, but not limited to, all applicable requirements of 42 CFR 431, 42 CFR 433, 42 CFR Part 438.6, 42 CFR 438.230, 42 CFR 440, 42 CFR 457, and 42 CFR 494. Unless otherwise approved by Community Care, the Subcontractor and its employees shall perform all the services required hereunder directly and not pursuant to any subcontract between Subcontractor and any other person or entity (a “Contracted Provider”). In the event that any portion of the services that Subcontractor is responsible for hereunder are performed for or on behalf of Subcontractor by a Contracted Provider, Subcontractor shall be responsible for ensuring that such Contracted Provider furnishes such services in compliance with all of Subcontractor’s obligations under the Agreement and this Exhibit including, without limitation, maintaining required insurance, holding Members harmless for the cost of any services or supplies provided by Contracted Providers to such Members and complying with the following laws:

K.
Title VI of the Civil Rights Act of 1964 (Public Law 88-352);
L.
Title IX of the Education Amendments of 1972 (regarding education, programs and activities);

M.
The Age Discrimination Act of 1975;

N.
The Rehabilitation Act of 1973;

O.
Rules and regulations prescribed by the United States Department of Labor in accordance with 41 C.F.R. Parts 60-741; and

P.
Regulations of the United States Department of Labor recited in 20 C.F.R. Part 741, and Section 504 of the Federal Rehabilitation Act of 1973 (Public Law 93- 112)

Q.
Title IX of the Education Amendments of 1972 (regarding education programs and activities), if applicable.

4.
Reporting Fraud and Abuse. Subcontractor shall cooperate with Community Care’s anti- fraud compliance program. If Subcontractor identifies any actual or suspected fraud, abuse or misconduct in connection with the services rendered hereunder, in violation of State or federal law, Subcontractor immediately shall report such activity directly to the Compliance Officer of Community Care Medicaid.

5.
Financial Incentives. No provision in this Agreement shall, or shall be construed to, create any financial incentive for Subcontractor to withhold Medically Necessary services.

6.
Hold Harmless.
A.
Subcontractor agrees that in no event, including but not limited to nonpayment by Community Care, insolvency of Community Care, or breach of this Agreement, shall Subcontractor bill, charge, collect a deposit from, seek remuneration or reimbursement from, or have any recourse against, a subscriber, enrollee, person to whom services have been provided, or person acting on behalf of the covered enrollee, for services provided pursuant to this Agreement. This does not prohibit Subcontractor from collecting co-insurance, deductibles, or copayments as specifically provided in the evidence of coverage, or fees for uncovered services delivered on a fee-for-service basis to persons referenced above, nor from any recourse against the health insuring corporation or its successor.

B.
Subcontractor further agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Community Care Members.

C.
Subcontractor agrees to hold harmless the State and Members in the event of Community Care denials or other failures to pay for services performed by the Subcontractor under this Agreement.

7.
Indemnification.

A.
Except as otherwise provided in this Contract, all Subcontracts between the Contractor and its Subcontractors for the provision of Covered Services, shall contain an agreement by the Subcontractor to indemnify, defend and hold harmless the State, its officers, agents, and employees, and each and every Member from any liability whatsoever arising in connection with this Contract for the payment of any debt of or the fulfillment of any obligation of the Subcontractor.

B.
Subcontractor further agrees that in the event of a breach of the Subcontract by the Contractor, termination of the Subcontract, or insolvency of the Contractor, Subcontractor shall provide all services and fulfill all of its obligations pursuant to the Subcontract for the remainder of any month for which the State has made payments to the Contractor, and shall fulfill all of its obligations respecting the transfer of Members to other vendors, including record maintenance, access and reporting requirements all such covenants, agreements, and obligations of which shall survive the termination of this Contract and any Subcontract.

8.
Nondiscrimination.

During the performance of this Contract, the Subcontractor agrees as follows:

A.
The Subcontractor shall not discriminate against any employee or applicant for employment because of race, religion, color, national origin, sex, sexual orientation, gender identity or age. The Subcontractor further agrees to comply with the provision of the Americans with Disabilities Act of 1990 (Public Law 101- 336), 42 USC 12101, and applicable federal regulations relating thereto prohibiting discrimination against otherwise qualified disabled individuals under any program or activity. The Subcontractor agrees to provide, upon request, needed reasonable accommodations. The Subcontractor will take affirmative action to ensure that applicants are employed and that employees are treated during employment without regard to their race, religion, color, national origin, sex, age or disability. Such action shall include, but not be limited to the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Subcontractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provisions of this nondiscrimination clause or its nondiscriminatory practices.

B.
The Subcontractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Subcontractor; state that all qualified applicants will receive consideration for employment without regard to race, religion, color, national origin, sex, sexual orientation, gender identity, age or disability.

C.
The Subcontractor shall send to each labor union or representative of workers with which they have a collective bargaining agreement or other contract understanding, a notice advising the said labor union or workers’ representative of the

Subcontractor’s commitments under this section, and shall post copies of the notice in conspicuous places available to employees and applicants for employment. The Subcontractor will take such action with respect to any Subcontract or purchase order as the State may direct as a means of enforcing such provisions, including sanctions for noncompliance.

D.
The Subcontractor shall comply with all applicable provisions and furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, as amended, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to their books, records and accounts by the administering agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

E.
In the event of the Subcontractor’s noncompliance with the nondiscrimination clauses of this Exhibitor with any of the said rules, regulations or orders, this Exhibit and the Contract may be canceled, terminated or suspended in whole or in part and the Contractor may be declared ineligible for further government contracts or federally-assisted construction contracts in accordance with procedures authorized in Executive Order No. 11246 of September 24, 1965, as amended, and such other sanctions may be imposed and remedies invoked as provided in or as otherwise provided by law.

F.
The Subcontractor shall include the provision of paragraphs (1) through (7) of Section 202 of Executive Order No. 11246 in every Subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor, issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965, as amended, so that such provisions will be binding upon each subcontractor or vendor. Monitoring of Subcontractor compliance with the provisions of this Contract on nondiscrimination shall be accomplished during regularly scheduled quality assurance audits. Any reports of alleged violations of the requirements of this section received by the Subcontractor, together with any suggested resolution of the alleged violation proposed by the Subcontractor in response to the report, shall be reported to the State within five (5) business days. Following consultation with the Contractor, the State shall advise the Subcontractor of any further action it may deem appropriate in resolution of the violation. The Contractor will take such action with respect to any Subcontract or purchase order as the administering agency may direct as a means of enforcing such provisions including sanctions for noncompliance; provided, however, that in the event the Contractor becomes involved in, or is threatened with, litigation with a Subcontractor as a result of such direction by the agency, the Contractor may request the United States to enter or intervene into such litigation to protect the interests of the United States. Contractor shall comply with Title IX of the Education Amendments of 1972 (regarding education programs and activities), if applicable.

9.
Third Party Beneficiary. The State is the intended third party beneficiary of contracts between the State and Community Care and any subcontracts or provider agreements entered into by Community Care with subcontracting providers, and, as such, the State is entitled to the remedies accorded to third party beneficiaries under law. This Exhibit does not, nor is it intended to, create any rights, benefits or interest to any member, provider, provider network, subcontractor, delegated subcontractor, supplier, corporation, partnership or other organization of any kind.

10.
Records. Subcontractor shall maintain medical, financial and administrative records concerning services provided to Members in accordance with industry standards and Regulatory Requirements, including, without limitation and any applicable law regarding confidentiality of Member information. Such records shall be retained by Subcontractor for the period of ten (10) years or such other period as may be required by record retention policies of the State or CMS, or otherwise required by law. Subcontractor shall provide state and federal agencies access to review records related to the audit of services provided hereunder in accordance with Regulatory Requirements. Subcontractor shall have available medical records for each clinical encounter. Subcontractor shall permit Community Care or its designated agent to review records directly related to services provided to Members, either by providing such records to Community Care for off-site review, or on-site at Subcontractor’s facility, upon reasonable notice from Community Care and during regular business hours. Subcontractor shall obtain all necessary releases, consents and authorizations from Members with respect to their medical records to permit Community Care access to such records. Subcontractor shall supply the records described above in a timely manner at no charge upon request. The rights and obligations of the parties under this section shall survive the termination of this Agreement. For purposes of auditing, Community Care, DMS, the Office of the Inspector General and other authorized State and federal agents thereof, shall have full access to the medical records of the Community Care’s Members.

All records shall be maintained and available for review by authorized federal and state personnel during the entire term of this Contract and for a period of ten (10) years after termination of this Exhibit, except that when an audit has been conducted, or audit findings are unresolved. In such case records shall be kept for a period of ten (10) years or until all issues are finally resolved, whichever is later.

11.
Availability of Records.
H.
The State, or its duly authorized representatives, shall have access to any books, documents, papers, records, or other evidence, which are directly pertinent to this Exhibit for the purpose of financial audit or program review.

I.
Subcontractor shall make all records (including, but not limited to, financial and medical records) available at Subcontractor’s expense for administrative, civil and/or criminal review, audit, evaluation, inspection, investigation and/or prosecution by authorized federal and State personnel, or any duly authorized State or federal agency. Access will be either through on-site review of records or through the mail at the State’s discretion and during normal business hours, unless there are exigent circumstances, in which case access will be at any time or through the mail at the State’s discretion. Subcontractor shall send all records to be sent by mail to the State within twenty (20) business days of request unless otherwise specified by the State or Regulatory Requirements. Requested records shall be provided at no expense to the State, or any duly authorized State or federal agency.

J.
Subcontractor shall make all records, including, but not limited to, financial, administrative and medical records available to any duly authorized government agency, upon any authorized government agency’s request. The State, as well as any authorized State or federal agency or entity shall have the right to evaluate through inspection, evaluation, review or request, whether announced or unannounced, or other means, any record pertinent to this Agreement, including but not limited to medical records, billing records, financial records, and/or any records related to services rendered, quality, appropriateness and timeliness of services and/or any records relevant to an administrative, civil and/or criminal investigation and/or prosecution, and such evaluation, inspection, review or request, when performed or requested, shall be performed with the immediate cooperation of the Subcontractor. Upon request, the Subcontractor shall assist in such reviews, and provide complete copies of medical records. Any authorized government agency may use these records to carry out their authorized duties, reviews, audits, administrative, civil and/or criminal investigations and/or prosecutions.

K.
Subcontractor acknowledges that HIPAA Regulations do not bar disclosure of protected health information (PHI) to health oversight agencies.

12.
Assignment. This Agreement may not be assigned by Subcontractor without the prior written consent of Community Care or the State.

13.
Additional Requirements.
A.
Subcontractor shall not enter into subcontracts with any subcontractors outside of the United States.

B.
If applicable, Subcontractor shall participate in Quality Assessment/Performance Improvement (QAPI) activities (including 100% submission of all eligible encounters in properly formatted file with complete, timely and accurate Encounter Records).

C.
The Subcontractor certifies that neither it nor its principals nor any of its subcontractors are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from entering into this Agreement by any Federal agency or by any department, agency or political subdivision of the State. For purposes of this Agreement, “principal” means an officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or a person who has a critical influence or substantive control over Subcontractor’s operations.

D.
The Subcontractor agrees to comply with requirements set forth in 42 CFR

455.100 through 455.106 (regarding disclosure by subcontractors of ownership and control information and disclosure of information on a subcontractor’s owners' and other persons' conviction of criminal offenses against Medicare, Medicaid, or Title XX services program) and will agree to provide required disclosures at the time of initial contract, upon contract renewal, and/or upon request by Community Care. The Subcontractor further agrees to notify Community Care within 14 days of any changes to the required disclosures except that the Subcontractor shall notify Community Care immediately after it receives notice of any such convictions, deferred adjudications and all types of pretrial diversion programs as set forth in 42 CFR 455.106.

E.
Delegations of Authority. Community Care shall oversee and remain accountable for any functions and responsibilities that it delegates to any Subcontractor. Subcontractor agrees to the following provisions.
(a).
There shall be a written agreement that specifies:

(i)
Delegated activities and reporting responsibilities of the Subcontractor;

(ii)
Subcontractor agrees to comply with all applicable Medicaid laws and regulations including applicable sub-regulatory guidance and contract provisions;

(iii)
The right of the State, CMS, HHS Inspector General, the Comptroller General or their designee to audit, evaluate and inspect any books, records, contracts, computer or other electronic systems of the Subcontractor, or of the Subcontractor’s contractor, that pertain to any aspect of services and activities performed, determination of amounts payable under the State Contract, or for reasonable possibility of fraud or similar risk;

(iv)
Subcontractor will make its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Medicaid members available;

(v)
The right to audit through ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later; and

(vi)
Provides for revocation of the delegation or imposition of other sanctions if the Subcontractor’s performance is inadequate.

(b)
Community Care shall monitor the Subcontractor’s performance on an ongoing basis and subject the Subcontractor to a formal review at least once a year.

(c)
If Community Care identifies deficiencies or areas for improvement, the Community Care and the Subcontractor shall take corrective action.

(d)
Community Care shall assure that the Subcontractor is in compliance with the requirements in 42 CFR 438.
F.
Remedies. The State shall each have the right to invoke against Subcontractor any remedy set forth in this Agreement, including the right to require the termination of this Agreement, for each and every reason for which it may invoke such a remedy against Community Care or require the termination of this Agreement.

14.
HIPAA
A.
The Subcontractor shall comply with and shall ensure that its subcontractors comply with the Health Insurance Portability and Accountability Act of 1996 (HIPAA) (Public Law 104-191), and the Health Information Technology for Economic and Clinical Health Act (HITECH Act) at 42 U.S.C. 17931 et. seq. The Subcontractor and its subcontractors must treat all information that is obtained through the performance of the services included in this Agreement as confidential information to the extent that confidential treatment is provided under state and federal laws, rules, and regulations. This includes, but is not limited to, information relating to applicants or recipients of State programs. The Subcontractor and its subcontractors shall not use any such information obtained except as necessary to the proper discharge of the Subcontractor’s and/or its subcontractor’s obligations and securing of the Subcontractor’s rights hereunder or the subcontractor’s rights under any subcontract with Subcontractor. Notwithstanding anything stated to the contrary in the Business Associate Agreement by and between Community Care and Subcontractor, Subcontractor agrees to the following notification requirements in the event of a breach of PHI:
i.
Notification of Breach. The Subcontractor shall notify Community Care and the State and, unless otherwise directed by the State in writing, immediately by e-mail or web form upon the discovery of any Breach of unsecured PHI; or within 24 hours by e-mail or web form of any suspected Security Incident, intrusion or unauthorized use or disclosure of PHI in violation of this Agreement, or potential loss of confidential data affecting this Agreement.

ii.
The Subcontractor shall immediately investigate such Security Incident, Breach, or unauthorized use or disclosure of PHI or confidential data. Within 72 hours of the discovery, the Subcontractor shall notify Community Care and the State, and, unless otherwise directed in writing of: (a) Date of discovery;

(b) What data elements were involved and the extent of the data involved in the Breach; (c) A description of the unauthorized persons known or reasonably believed to have improperly used or disclosed PHI or confidential data; (d) A description of where the PHI or confidential data is believed to have been improperly transmitted, sent, or utilized; (e) A description of the probable causes of the improper use or disclosure; and (f) Whether any federal or state laws requiring individual notifications of Breaches are triggered.

iii.
Community Care will coordinate with Subcontractor to determine additional specific actions that will be required of the Subcontractor for mitigation of the Breach, which may include notification to the individual or other authorities. All associated costs shall be borne by the Subcontractor. This may include, but not be limited to costs associated with notifying affected individuals.

iv.
If the Subcontractor enters into a subcontract relating to the Agreement where its agent receives PHI as described herein, all such subcontracts or downstream agreements shall contain the same incident notification requirements as contained herein. Failure to include such requirement in any subcontract or agreement may result in termination of the Agreement.

EXHIBIT E-15

NEVADA STATE-SPECIFIC REQUIREMENTS COMMUNITY CARE HEALTH PLAN OF NEVADA, INC.

D/B/A ANTHEM BLUE CROSS AND BLUE SHIELD HEALTHCARE SOLUTIONS

This Addendum will supplement the Agreement between Community Care Health Plan of Nevada, Inc. d/b/a Anthem Blue Cross and Blue Shield Healthcare Solutions (“Plan”) and Subcontractor effective upon approval (“Agreement”) and will run concurrently with the terms of the Agreement. This Addendum is limited to the terms and conditions governing the provision of services to or on behalf of Plan in the fulfillment of Plan’s contractual responsibilities to the Nevada Division of Health Care Financing and Policy (“DHCFP”) regarding all activities under the Contract as amended between the DHCFP and Plan.

To the extent any provision contained in this Addendum conflicts with the terms and conditions of the Agreement, the provision contained in this Addendum shall control.

For the purposes of this Addendum:

i.
the term “Plan” shall mean Community Care Health Plan of Nevada, Inc., the signatory to the Contract;
ii.
the term “ANTHEM” shall mean ANTHEM Inc., the parent corporation of the Plan;
iii.
the term “Subcontractor” shall mean any third party who has a written contract with the Community Care Health Plan of Nevada, Inc. or ANTHEM;
iv.
the term “Contract” shall mean the contract that is in place between the Plan and DHCFP; and
v.
the term “Member” shall mean an individual who has been assigned by DHCFP to receive managed care from the Plan.

1.
Subcontractor understands that all subcontracts, including delegation agreements, with ANTHEM or Plan must be in writing and must contain all applicable items and requirements as set forth in the Plan’s Contract with DHCFP. Subcontractor understands that this Addendum may require further amendment based upon DHCFP amending the Contract it has with the Plan. Subcontractor agrees to comply with all relevant provisions of the Contract appropriate to the Subcontractor’s service or activity, specifically including but not limited to the provisions related to confidentiality, federal Health Insurance Portability and Accountability Act requirements, insurance requirements and record retention. Further, Subcontractor understands that the Agreement and this Addendum must be prior approved by DHCFP.

2.
Subcontractor shall indemnify and hold the State of Nevada, the DHCFP, ANTHEM, Plan, and their officials, representatives and employees harmless from any and all liabilities, losses, settlements, claims, demands, and expenses of any kind (including but not limited to attorney’s fees) arising out of or relating to Subcontractor’s services or work under the Agreement or this Addendum.

3.
Subcontractor shall obtain and maintain at its expense, throughout the term of this Agreement, professional liability insurance, general liability insurance, property and casualty insurance and such other kinds of insurance in such amounts, with such companies, and on such terms and conditions as the parties determine appropriate.

4.
Subcontractor agrees to comply with all applicable laws and regulations, including but not limited to, insurance statutes and regulations, Medicare and Medicaid statutes, regulations and CMS and DHCFP instructions, the Health Insurance Portability and Accountability Act (HIPAA), the Health Information Technology for Economic and Clinical Health Act (HITECH Act), Title VI of the Civil Rights Act of 1964, Title IX of the Education Amendments of 1972 (regarding education programs and activities), the Age Discrimination Act of 1975, the Rehabilitation Act of 1973, the Americans with Disabilities Act, the Equal Employment Opportunity Act (Executive Orders 11246 and 11375), the Copeland Anti-Kickback Act (18 U.S.C. 874 and 40 U.S.C. 276c), the Davis- Bacon Act, as amended (40 U.S.C. 276a to a-7), Contract Work Hours and Safety Standards Act (40 U.S.C., 327-333), Rights to Inventions Made Under a Contract or Agreement, Clean Air Act (42 U.S.C. 7401 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. 1251 et seq.), Byrd Anti-Lobbying Amendment (31 U.S.C. 1352), and Debarment and Suspension (Executive Orders 12549 and 12689), Energy Policy and Conservation Act. Additionally, Subcontractor agrees that any services performed pursuant to this Addendum and the Agreement shall be consistent with and comply with the Plan’s obligations to CMS, DHCFP, and the Nevada Division of Insurance (“NVDOI”).

5.
Subcontractor agrees the books, contracts, records (written, electronic, computer-related or otherwise), actuarial reports, financial statements, medical records, patient care documentation, quality assurance data using the data and information set that the Secretary (“Secretary”) of the U.S. Department of Health and Human Services (“HHS”) has specified for use under Part C of Title XVIII of the U.S. Code or such alternative data as the Secretary approves in consultation with the State, facilities and accounting procedures and practices of the Subcontractor, and other records of the Subcontractor or its transferee that pertain to any aspect of services performed, reconciliation of benefit liabilities, and determination of amounts payable under the Agreement, assuring financial solvency, assuring availability, accessibility and quality assurance standards, facilitating resolution of disputes arising under the contract and investigation of any suspected Medicaid or Medicare fraud or abuse, or as the Secretary may deem necessary to enforce the contract shall be subject to inspection, examination, copying and audit during regular business hours, at various but necessary times by DHCFP or its contracted examiner(s), NVDOI or its contracted examiner(s), the State Board of Health and the State Health Division or its contracted examiner(s), the Attorney General of Nevada or the State Legislative Auditor, the Comptroller General of the United States, the United States General Accounting Office, the Centers for Medicare and Medicaid Services (CMS), ANTHEM, Plan or any authorized representative of these entities, or any other person or entity allowed by law.
a.
All related books, records, reports, and statements relevant to this Addendum must be retained for the longer of (i) ten (10) years or (ii) as provided by law. The retention period runs from the date of payment for the relevant goods or services by ANTHEM and/or the Plan, or from the date of termination of this Addendum, whichever is later. Records retention time shall be extended as provided by statute, rule, or regulation, for periods in excess of ten (10) years or more when an audit is scheduled or in progress or in the event of any initiated or on-going litigation or appeal. The right to inspect, evaluate, and audit shall also extend through ten (10) years from the final date of the contract period or completion of audit, whichever is later unless: (i) CMS determines there is a special need to retain a particular record or group of records for a longer period and notifies the Subcontractor at least thirty (30) days before the normal disposition date; (ii) There has been a termination, dispute, or fraud or similar fault by the Subcontractor, in which case the retention may be extended to ten (10) years from the date of any resulting final resolution of the termination, dispute, or fraud or similar fault; or (iii) CMS determines that there is a reasonable possibility of fraud, in which case it may inspect, evaluate, and audit the Subcontractor at any time.

b.
Subcontractor shall maintain at its principal office adequate books and records of all transactions between Subcontractor, the Plan and, where applicable, the Members of the Plan.
c.
Subcontractor agrees to comply with all audit requests and inspections to which Plan is subject under Nevada or federal law, or pursuant to its respective contract with the DHCFP.
d.
Subcontractor agrees to comply with all federal and state accounting procedures and requirements.
e.
The Plan and/or ANTHEM may inspect, examine, and audit all books and records to the extent necessary to ensure fulfillment of all obligations under this Addendum, subject to restrictions in the Agreement between Subcontractor and ANTHEM. The Plan shall also have the right to formally review and conduct audits of Subcontractor’s performance on an ongoing basis, at least annually, according to periodic schedules established by the Plan or DHCFP, consistent with industry standards and/or state laws and regulations. If the Plan identifies deficiencies or areas for improvement, Subcontractor must take corrective action. The Plan and/or ANTHEM make revoke the Agreement and this Addendum or impose sanctions if Subcontractor’s performance is inadequate or substandard.

6.
While this Agreement is in effect, Subcontractor and its employees shall secure and maintain any licenses and/or permits required for the proper performance of its duties under the Agreement and this Addendum.

7.
In order to comply with Section 6032 of the Deficit Reduction Act of 2005 and as a condition of receiving payment directly or indirectly from the Nevada Medicaid program, Subcontractor shall:
a.
Establish written policies for all of its employees (including management), and of any contractor or agent of Subcontractor, that provide detailed information about the False Claims Act established under sections 3729 through 3733 of Title 31, United States Code, administrative remedies for false claims and statements established under chapter 38 of Title 31, United States Code, any State laws pertaining to civil or criminal penalties for false claims and statements, and whistleblower protections under such laws, with respect to the role of such laws in preventing and detecting fraud, waste, and abuse in Federal health care programs (as defined in section 1128B(f)) of the Social Security Act of 1932;
b.
Include as part of such written policies, detailed provisions regarding Subcontractor’s policies and procedures for detecting and preventing fraud, waste,

and abuse;
c.
Include in any employee handbook, a specific discussion of the laws described in 8(a), the rights of employees to be protected as whistleblowers, and the Subcontractor’s policies and procedures for detecting and preventing fraud, waste, and abuse;
d.
Ensure policies are adopted by any contractor or agent acting on Subcontractor’s behalf;
e.
Educate employees on applicable federal and state statutes and regulations;
f.
Ensure dissemination to new employees occurs within 30 days from the date of hire;
g.
Maintain documentation that employees have been educated, within the required timeframes; and
h.
Maintain documentation on the education of employees, and make it readily available for review by state or federal officials and Plan.

8.
The Plan and ANTHEM retain ultimate responsibility to DHCFP for the requirements in the Contract. The Plan and ANTHEM shall hold Subcontractor responsible for any penalties or corrective action plans required by DHCFP as a result of Subcontractors actions under the Agreement and/or this Addendum. Subcontractor shall assist the Plan in responding to any questions or concerns of DHCFP as a result of Subcontractors actions under the Agreement and/or this Addendum. Moreover, Subcontractor shall not enter into any subsequent agreements or subcontracts for any of the work contemplated under the Agreement or this Addendum without prior written approval of ANTHEM other than to

(a) affiliates of the Subcontractor and (b) the “Existing Subcontractors” defined below. If such prior written approval is required, such prior written approval shall not be unreasonably withheld or delayed. No subcontractor utilized by Subcontractor for services to ANTHEM or Plan shall relieve Subcontractor of its legal responsibility to ANTHEM and Plan. For purposes of the Agreement and this Addendum, an “affiliate” shall be a company, which controls, is controlled by, or is under common control with Subcontractor. For the purpose of this Section, “control” shall mean majority ownership.

9.
ANTHEM or Plan shall suspend or revoke this Addendum and the Agreement if DHCFP, ANTHEM, or Plan determines that Subcontractor:
a.
Is in an unsound financial condition;
b.
Uses methods or practices in the conduct of its business that are hazardous or injurious to insured persons or members of the general public; or
c.
Has failed to pay any judgment against it in the State of Nevada within 60 days after the judgment became final.

10.
No later than thirty (30) calendar days after the date of a request by the Secretary, DHCFP, the State of Nevada Division of Insurance Division Plan and/or ANTHEM, as the case may be, Subcontractor shall provide full and complete information about the ownership of Subcontractor if Subcontractor has had business transactions totaling more than $25,000 during the 12-month period ending on the date of the request. Should Subcontractor fail to provide the ownership information within the thirty (30) calendar day timeframe as required and ANTHEM and/or Plan receives a financial penalty directly related to Subcontractor’s failure to provide ownership information, Subcontractor shall be liable to ANTHEM and/or Plan for the assessed penalty.

11.
Subcontractor shall cooperate with ANTHEM’s anti-fraud compliance program. If Subcontractor identifies any actual or suspected member or provider fraud, abuse, or misconduct in connection with the services rendered hereunder, in violation of state or federal law, Subcontractor shall immediately inform ANTHEM and/or Plan of any suspected recipient or provider fraud or abuse. ANTHEM and/or Plan shall then immediately inform DHCFP of the suspected fraud or abuse.

12.
As applicable, any reports, studies, surveys, encounter data, financial information, photographs, negatives or other documents or drawings, or software or modifications (except for proprietary software), prepared by Subcontractor or its subcontractors in the performance of its obligations under this contract shall be the exclusive property of Plan, ANTHEM, or DHCFP and all such materials shall be remitted to the Plan, ANTHEM or State by Subcontractor or its subcontractors upon completion, termination or cancellation of the Agreement or this Addendum. Such remittance shall be forwarded, upon demand, and in a format prescribed by the Plan, ANTHEM, or DHCFP. Subcontractor shall bear the total expense for compliance. Subcontractor and its subcontractors shall not use, willingly allow, or cause to have such materials used for any purpose other than the performance of Subcontractor's obligations under this contract without the prior written consent of Plan, ANTHEM, or DHCFP. Notwithstanding the foregoing, the Plan, ANTHEM, and DHCFP shall have no proprietary interest in any materials licensed for use that are subject to patent, trademark, or copyright protection. All subcontracts entered into by Subcontractor for services related to the Agreement or this Addendum shall reflect the requirements of this paragraph. Plan, ANTHEM and DHCFP agree to treat all Contractor Proprietary Information in a confidential manner.

13.
Since federal funds are used for payment of all or part of the Agreement and/or this Addendum, Subcontractor certifies, by signing this Addendum, that neither it or neither it nor its principals presently are, or could be, debarred, suspended, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any federal department or agency. This certification is made pursuant to 42 CFR Part 1002.3,

42 USC 1320a-7(b)(8) and the regulations implementing Executive Order 12549, Debarment and Suspension, 28 CFR Part 67, Section 67.510, published as Part VII of the May 26, 1988 Federal Register (pages 19160-19211). This paragraph shall be included in any subcontracts entered into by Subcontractor for services or work performed under the Agreement and/or this Addendum.

a.
If Subcontractor or one of the relevant persons is already debarred, suspended, or excluded from a federal program or has failed to fully disclose all crimes, sanctions, or offenses as called for herein, Subcontractor will be summarily disqualified from contracting solely based upon a fact or facts that could be the basis of an exclusion. However, a subcontractor who is found by Plan, ANTHEM, the DHCFP, or CMS to be subject to exclusion from Medicaid risk contracting will be denied a contract, or an existing contract will be made voidable. This paragraph shall be included in any subcontracts entered into by Subcontractor for services or work performed under the Agreement and/or this Addendum.

b.
Subcontractor shall screen its employees and contractors initially and on an ongoing monthly basis to determine whether any of them has been excluded from participation in Medicare, Medicaid, SCHIP, or any Federal health care programs (as defined in Section 1128B(f) of the Social Security Act) and not employ or contract with an individual or entity that has been excluded. Subcontractor shall be required to immediately report to the Plan any exclusion information discovered.
c.
If Subcontractor determines that a Screened Person has become an Ineligible Person, then Subcontractor will take appropriate action to remove such Screened Person from responsibility for, or involvement with, Subcontractor’s professional or business operations related to the Federal health care programs and shall remove such Screened Person from any position for which the Screened Person’s compensation or the items or services furnished, ordered, or prescribed by the Screened Person are paid in whole or part, directly or indirectly, by Federal health care programs or otherwise with Federal funds at least until such time as the Screened Person is reinstated into participation in the Federal health care programs. If Subcontractor determined that a Screened Person is an Ineligible Person charged with a criminal offense that falls within the ambit of 42 U.S.C. §§ 1320a-7(a) or is proposed for exclusion during the Screened Person’s employment or contract term, Subcontractor shall take all appropriate actions to ensure that the responsibilities of that Screened Person have not and shall not adversely affect the quality of care rendered to any beneficiary, patient, or resident, or any claims submitted to any Federal health care program. Exclusion Lists – “Exclusion Lists” shall mean the U.S. Department of Health and Human Services' Office of Inspector General's List of Excluded individuals/Entities (located at http://www.oig.hhs.gov) and the General Services Administration's List of Parties Excluded from Federal Programs (located at http://www.epls.gov). Ineligible Persons – “Ineligible Persons” shall mean any individual or entity who: (a) is, as of the date such Exclusion Lists are accessed by Subcontractor, excluded, debarred, suspended, or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or non-procurement programs; or (b) has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended, or otherwise declared ineligible.
d.
No person on the grounds of handicap, and/or disability, age, race, color, religion, sex, or national origin, shall be excluded from participation in or be denied benefits of, or be otherwise subjected to discrimination in the performance of the Agreement and this Addendum or in the employment practices of the Subcontractor. Subcontractor will not use any policy or practice that has the effect of discrimination on the basis of handicap, and/or disability, age, race, color, religion, sex, or national origin. Subcontractor must post non-discrimination notices to inform employees and Members, as applicable, of non-discrimination policies and practices.

14.
Subcontractor agrees that all services to be performed under the Agreement or this Addendum shall be performed in the United States of America and Subcontractor agrees that Subcontractor shall not provide any payments for items or services provided under the Agreement or this Addendum to any financial institution, entity or person located outside the United States of America.

15.
Subcontractor agrees to comply with and assist Plan and/or ANTHEM to comply with any reporting requirements established by DHCFP.

16.
Anthem/Health Plan must have a written agreement with the Subcontractor that specifies the activities and report responsibilities delegated to the Subcontractor and provides for revoking delegation or imposing sanctions if the Subcontractor’s performance is inadequate or substandard.

17.
Subcontractor certifies by signing this Addendum, to the best of its knowledge and belief, that federal funds have not been used for lobbying in accordance with 45 CFR Part 93 and 31 USC 1352. Subcontractor shall disclose lobbying activities using non-federal funds in accordance with 45 CFR Part 93.

18.
Subcontractor shall be obligated to those items in Attachment I that are applicable to Subcontractor based upon the services provided and/or work performed by Subcontractor on behalf of Plan and/or ANTHEM.

19.
The Agreement may not be structured to provide financial or other incentives to providers and subcontractors for denying or limiting services and any such provision is void and without effect.

20.
The Agreement may not contain so-called “gag” clauses and any such provision is void and without effect.

Attachment I

Subcontractor shall be obligated to the following items as applicable based upon the services provided or work performed by Subcontractor.

(a)
Subcontractor shall release the Member from liability for the cost of services rendered, except for any nominal payment made by the Member or for a service not covered under the evidence of coverage.

(b)
Subcontractor who is a physician will provide all medically necessary services required by the evidence of coverage and the Agreement to each Member for the period for covered by the Agreement.

(c)
Subcontractor who is a physician will provide to Plan and/or ANTHEM evidence of a contract of insurance against loss resulting from injuries resulting to third persons from the practice of his profession. The Plan or ANTHEM, as the case may be, shall require Subcontractor to indemnify the Plan or ANTHEM, as the case may be, for any liability resulting from the health care services rendered by Subcontractor.

(d)
Subcontractor who is a physician will transfer or otherwise arrange for the maintenance of the records of Members who are his patients if the provider leaves the network panel of physicians.

(e)
Health care records may be retained in written form, or by microfilm or any other recognized form of size reduction, including, without limitation, microfiche, computer disc, magnetic tape, and optical disc, which does not adversely affect their use for the purposes of NRS

629.061. Subcontractor agrees to retain medical records in accordance with all provisions listed in NRS 629.051, NRS 629.061, NRS 52.260, NRS 52.325, NRS 422.570 and 42 CFR

431.17 and any other applicable federal or state law.

(f)
Subcontractor agrees the names and addresses of Plan’s Members and any other material which is in the books and records of Subcontractor shall be confidential except when used in proceedings against Subcontractor.

(g)
Subcontractor agrees that provider contracts and subcontractors for services provided under the Agreement or this Addendum shall include provisions for HIPAA compliance with regard to access to medical records for purposes of quality reviews conducted by the Secretary, DHCFP, or agents thereof. Records are available to health care practitioners at each encounter.

(h)
Subcontractor agrees that provider contracts and employment agreements, for physician and non-physician providers, shall include a requirement securing cooperation with the Plan and/or ANTHEM’s Internal Quality Assurance Plan (“IQAP”).

(i)
Subcontractor shall address in its policies and procedures regarding ADA compliance with the following issues as applicable:
1.
Provider refusal to treat qualified individuals with disabilities including, but not limited to, individuals with HIV/AIDS;
2.
Subcontractor's role in ensuring providers receive available resource information on how to accommodate qualified individuals with a disability, particularly mobility- impaired enrollees; in examination rooms and for examinations;
3.
How Subcontractor will accommodate visually- and hearing-impaired individuals, and assist its providers in communicating with these individuals;
4.
How Subcontractor will accommodate individuals with communication-affecting disorders, and assist its providers in communicating with these individuals;
5.
Holding community events as part of its provider and consumer education responsibilities in places of public accommodation, facilities readily accessible to, and useable by, qualified individuals with disabilities; and
6.
How Subcontractor will ensure it will link qualified individuals who have disabilities with the providers/specialists who have the knowledge and expertise in treating the illness, condition, and special needs of the Member.

(j)
Contracts with federally qualified health care centers (“FQHC”) must include:
1.
Certification for participation in the Medicaid or Medicare program;
2.
Requirements relating to the appropriate credentials for providers of health care; and
3.
Reasonable reimbursement rates that are generally consistent with those offered by the Plan or ANTHEM, as the case may be, to similarly situated providers of health care that are under contract with the Plan or ANTHEM, as the case may be.
(k)
Subcontractor agrees that Plan’s Members shall not be held liable for any of the following
1.
Subcontractor’s debts, in the event of the Subcontractor’s insolvency;
2.
For services provided to the Member in the event of the Plan and/or Subcontractor failing to receive payment from DHCFP for such services;
3.
For services provided to a Member in the event a health care provider with a contractual, referral or other arrangement with Subcontractor fails to receive payment from DCHFP, Plan, or ANTHEM for such services;
4.
For payments to a provider who furnishes covered services under a contractual, referral, or other arrangement with Subcontractor in excess of the amount that would be owed by the Member if Subcontractor had directly provided the services; or
5.
To ensure continuation of services to Members during insolvency pursuant to CMS State Medicaid Manual Section 2086.6.B.

(l)
Subcontractor agrees that for any medical records or other health and enrollment information it maintains or obtains with respect to Members as part of providing services related to this Addendum or the Agreement, Subcontractor agrees to abide by all Federal and State laws regarding confidentiality and disclosure of medical records, or other health and enrollment information. Subcontractor shall safeguard the privacy of any information that identifies a particular Member and shall establish procedures that:
1.
Specify for what purposes the information will be used within Subcontractor’s organization;
2.
Specify to whom and for what purposes it will disclose the information outside the Subcontractor’s organization;
3.
Ensure that medical information is released only in accordance with applicable Federal or State law, or pursuant to court orders or subpoenas;
4.
Maintain the records and information in an accurate and timely manner;
5.
Ensure timely access by Members to the records and information that pertain to them.

(m)
Subcontractor agrees that if it provides delegated credentialing and re-credentialing, recertification, or reappointment activities for Plan or ANTHEM as required by Plan’s Contract with DHCFP, there shall be a written description of the delegated activities and Subcontractor’s accountability for these activities. Subcontractor must provide evidence to Plan, ANTHEM, and/or DHCFP that Subcontractor accomplished the credentialing activities. Plan and ANTHEM shall monitor the effectiveness of Subcontractor’s credentialing and reappointment or recertification process.
1.
Subcontractors assisting in the credentialing process shall ensure that providers complete Form NDOI-901 in compliance with NAC 679B.0405. Plan, ANTHEM, and DHCFP reserve the right to request and inspect the credentialing process and supporting documentation. Subcontractor also agrees to allow Plan, ANTHEM, DHCFP, and/or its EQRO to inspect its credentialing process and supporting documentation.
2.
If Subcontractor assist with the initial credentialing process, the following elements should be used to evaluate the practitioner’s current ability to practice. The initial credentialing process obtains and reviews primary source verification of the following information, at a minimum:
i.
The practitioner holds a current valid license to practice in Nevada;
ii.
Valid Drug Enforcement Administration (DEA) certificate for all practitioners authorized by the scope of their license to prescribe drugs, with the exception of all participating dentists;

iii.
Graduation from medical school and completion of a residency, or other post- graduate training, as applicable;
iv.
Work history;
v.
Professional liability claims history;
vi.
The practitioner holds current, adequate malpractice insurance according to the plan’s policy;
vii.
Any revocation or suspension of a State license or DEA number;
viii.
Any curtailment
ix.
Any sanctions imposed by the OIG or the DHCFP;
x.
Any censure by any state or county Medical Association, Dental Board or any other applicable licensing or credentialing entity;
xi.
Subcontractor obtains information from the National Practitioner Data Bank, the Nevada Board of Medical Examiners, the State Board of Osteopathic Medicine, the Nevada Dental Board, and any other applicable licensing entities for all other practitioners in the plan;
3.
The application process includes a statement by the applicant regarding:
i.
Any physical or mental health problems that may affect current ability to provide health care;
ii.
Any history of chemical dependency/substance abuse;
iii.
History of loss of license and/or felony convictions;
iv.
History of loss or limitation of privileges or disciplinary activity; and
v.
An attestation to correctness/completeness of the application.

(n)
There is an initial visit to each potential primary care practitioner’s office, including documentation of a structured review of the site and medical record keeping practices to ensure conformance with the Plan’s/ANTHEM’s standards. However, if the Plan’s credentialing process complies with the current NCQA standards, DHCFP does not require initial site visits to be conducted.
1.
If Subcontractor assists with the re-credentialing process, Subcontractor shall maintain evidence that the re-credentialing procedure is implemented at least every 36 months. Subcontractor shall conduct periodic review of information from the National Practitioner Data Bank and all other applicable licensing entities, along with performance data, on all practitioners, to decide whether to renew the participating practitioner agreement. At a minimum, the recredentialing, recertification or reappointment process is organized to verify current elements in (n)(ii) above. In addition, the following data shall also be reviewed:
i.
Member grievances and appeals;
ii.
Results of quality reviews;
iii.
Utilization management;
iv.
Member satisfaction surveys; and
v.
Re-verification of hospital privileges and current licensure, if applicable.

(o)
If Subcontractor has denied credentialing, recredentialing, or enrollment to a provider where the denial is due to Vendor concerns about provider fraud, integrity, or quality the Vendor is required to report this to Plan/ANTHEM within 5 days. Plan and/or ANTHEM must then notify DHCFP within 10 calendar days. If Subcontractor decredentials, terminates, or disenrolls a provider, the Subcontractor must inform Plan and/ or ANTHEM, within 5 calendar days. Plan and/or ANTHEM shall then notify DHCFP within 10 calendar days. If the decredentialing, termination or disenrollment of a provider is due to suspected criminal actions, or disciplinary actions relate to fraud or abuse DHCFP will notify HHS-OIG.

(p)
If Subcontractor enters into a contract with a delivery system intermediary for evaluating the credentials of those providers who will provide health care services to Members, the contract must include a provision which requires the delivery system intermediary to comply with the requirements established by the Plan and/or ANTHEM for evaluating the credentials of providers. The aforementioned contract must specify that the Plan, ANTHEM, or Subcontractor, as the case may be, has the exclusive authority to reject or terminate a contract with any provider who fails to comply with requirements established by the Plan, ANTHEM, or Subcontractor pursuant to this paragraph. The Plan, ANTHEM, Subcontractor, as the case may be, shall, at least annually, verify that the delivery system intermediary is in compliance with the requirements established by the Plan.

(q)
Subcontractor must give written notice of termination of a contracted provider, within fifteen

(15) business days after receipt or issuance of the termination notice. This notice shall be provided to each Member who received his/her primary care from, or was seen on a regular basis by, the terminated provider.

(r)
As applicable, Subcontractor agrees to abide by the following laws, including, but not limited to: restriction on abortions as given in the Hyde Amendment; and the requirements of NRS 689B.520 ("Group plan or coverage that includes coverage for maternity care and pediatric care: Required to allow minimum stay in hospital in connection with childbirth; prohibited acts"), as referenced in NRS 695C.172.1 ("Coverage relating to complications of pregnancy") regarding a female insured for whom parturition is covered and her infant to remain in the medical facility in which the insured gave birth.

EXHIBIT E-16

NEW JERSEY STATE-SPECIFIC REQUIREMENTS

AMERIGROUP NEW JERSEY, INC.

DBA AMERIGROUP COMMUNITY CARE

(Verbatim Language Provisions Applicable to New Jersey Covered Persons)

This Exhibit is attached to and incorporated into the Agreement and is applicable solely to Vendor services provided to or for the administration to Medicaid members in New Jersey. The provisions set are intended to comply with legislative and regulatory requirements of the State of New Jersey. This Exhibit is limited to the terms and conditions governing the provision of services to or on behalf of AMERIGROUP New Jersey, Inc. (“Amerigroup”)in the fulfillment of AMERIGROUP New Jersey, Inc.’s contractual responsibilities to the Division of Medical Assistance and Health Services (“DMAHS”) regarding all activities under the Contract between the State of New Jersey (the “State”), Division of Medical Assistance and Health Services and AMERIGROUP New Jersey, Inc., as amended (“Contract”). This Exhibit will run concurrently with the terms of the Contract unless otherwise terminated sooner.

To the extent any provision contained in this Exhibit conflicts with the terms and conditions of the agreement, the provision contained in this Exhibit shall control.

Vendor agrees to serve Enrollees in New Jersey’s managed care program and, in doing so, to comply with all of the preceding and following provisions:

Required Provisions. The parties acknowledge and agree the provisions set forth below are provisions which include Verbatim Language, as defined below, which is required to be included in any contract by and between AMERIGROUP and AMERIGROUP’s vendors, and in all contracts, if any, between AMERIGROUP’s vendors and a person or entity with which said vendors subcontract for the provision of Covered Services (“Verbatim Language”).

Definitions.

For the purposes of this Exhibit the following terms have the meaning set forth below:

a)
”Contract” shall mean the agreement between Amerigroup and the State of New Jersey
b)
“Contractor” shall mean Amerigroup
c)
“DCP&P” shall mean the Division of Child Protection and Permanency.
d)
“DHS” shall mean the New Jersey Department of Human Services
e)
“DHHS” shall mean the United States Department of Health and Human Services.
f)
“DHSS” shall mean the Department of Health and Senior Services.
g)
“DMAHS” shall mean the New Jersey Department of Human Services, Division of Medical Assistance and Health Services.
h)
“DOBI” shall mean the Department of Banking and Insurance.
i)
“DOH” shall mean the New Jersey Department of Health.
j)
“Enrollee,” “beneficiary,” “patient,” or “eligible person” shall mean any individual who is eligible for Medicaid/NJ FamilyCare, residing within the defined enrollment area, who elects or has elected on his or her behalf by an authorized person, in writing, to participate in the contractor’s plan and who meets specific Medicaid/NJ FamilyCare eligibility requirements for plan enrollment agreed to by DMAHS and the contractor. Enrollees include individuals in the

AFDC/TANF, AFDC/TANF-Related Pregnant Women and Children, SSI-Aged, Blind and Disabled, DCP&P, NJ FamilyCare, and Division of Developmental Disabilities/Community Care Waiver (DDD/CCW) populations.
k)
“FQHC” shall mean a federally qualified health center.
l)
“State” shall mean the State of New Jersey.
m)
“Subcontract” shall mean the contract between Subcontractor and any person or entity with whom Subcontractor contracts in connection with the provision of Covered Services.
n)
“Subcontractor” shall mean the Vendor contracted under the agreement as well as any person or entity with whom Subcontractor contracts in connection with the provision of Covered Services.
o)
“Subcontractor Contract” shall mean the agreement and any applicable attachments, exhibits or subsequent amendments between Amerigroup and Vendor.
p)
“TPL” shall mean third party liability.

Any capitalized terms used in this section not otherwise defined shall have the meaning ascribed in the Government Contract.

Controlling Language. To the extent any provision contained within this Exhibit conflicts with any other provision set forth in the Subcontractor Contract, or any attachments, addenda, exhibits or schedules hereto, the provisions set forth in this Exhibit shall control for purposes of services attributable to services provided to or for the administration to Medicaid members in New Jersey.

Modifications or Amendments to the Verbatim Language. The parties acknowledge and agree that any and all modifications or amendments to the Verbatim Language from time to time made by the State of New Jersey or any of its applicable agencies shall be deemed included in this Exhibit and each of the parties shall be bound thereby as if such modifications or amendments are contained herein.

The Verbatim Language. The Subcontractor agrees to serve Enrollees in New Jersey’s managed care program and, in doing so, to comply with all the following provisions:

A. SUBJECTION OF SUBCONTRACTOR CONTRACT

This Subcontractor Contract/Subcontract shall be subject to the applicable material terms and conditions of the contract between the Contractor and the State and shall also be governed by and construed in accordance with all laws, regulations and contractual obligations incumbent upon the Contractor.

If applicable:

MLTSS Any Willing Provider and Any Willing Plan. Any New Jersey-based nursing facility (NF), special care nursing facility (SCNF), assisted living provider (AL), community residential services (CRS) provider that serves residents with traumatic brain injury, or long term care pharmacy that applies to become a network provider and complies with the Contractor’s provider network requirements shall be included in the Contractor’s provider network to serve MLTSS Members. In addition, if the Contractor wishes to have any New Jersey-based nursing facility (NF) special care nursing facility (SCNF), assisted living provider (AL), community residential services provider (CRS) join its network, those providers will be instructed to complete the application form. This is known as Any Willing Plan. The Contractor must accept all, SCNF, ALs, CRSs that serve residents with traumatic brain injury, and long term care pharmacies which are Medicaid Providers, and network participation of these provider types cannot be denied based on the application of a subjective standard.

1.
MLTSS Any Willing Provider status for, NF, SCNF, AL and CRS will be from the date that the services comes into MLTSS and continue through the end of State Fiscal Year 2023, dependent upon available appropriation. For, NF, SCNF, AL and CRS that would mean that Any Willing Provider status expires on June 30, 2023. Thereafter the Contractor may determine the continuing provider network status of these provider types based on Member utilization and access needs. The rates for NF, SCNF, AL and CRS during the Any Willing Provider period will be the higher of: (a) the rate set by the State with the possibility of an increase each fiscal year for inflation, dependent upon available appropriation and (b) the negotiated rate between the Contractor and the facility.
2.
The Any Willing Plan status also expires June 30, 2023.
3.
Long term care pharmacy status as an Any Willing Provider shall not expire. The Contractor shall pay long term care pharmacies the rate negotiated between the Contractor and the pharmacy.
4.
Claims payment for services to MLTSS Members. Contractor shall process (pay or deny) claims for assisted living providers, nursing facilities, special care nursing facility, CRS providers, adult/pediatric medical day care providers, PCA and participant directed Vendor Fiscal/Employer Agent Financial management Services (VF/EA FMS) claims within the following timeframes:
a.
HIPAA compliant electronically submitted clean claims shall be processed within fifteen (15) calendar days of receipt;
b.
Manually submitted clean claims shall be processed within thirty (30) calendar days of receipt.
5.
Nursing Facility Quality Incentive Payment Program (NF QIPP) replaces Any Willing Qualified Provider (AWQP): MLTSS.

The AWQP initiative quality measures were utilized to provide rate enhancements and the program was replaced by the Nursing Facility Quality Incentive Payment Program (NF QIPP).

The NF QIPP leverages quality outcome performance rate add-ons to state set Medicaid NF rate payments and is dependent on budget appropriations. The NF QIPP focuses on long-stay Medicaid residents, includes SCNFs, and excludes low volume Medicaid facilities with low Medicaid member census.

The NF QIPP currently uses six quality measures that includes five Minimum Data Set (MDS) measures that are collected by CMS under its Medicare Nursing Home Compare program and one resident and family satisfaction survey measure collected by NJ. The CoreQ Long Stay Satisfaction Survey is the tool utilized to determine a resident and family overall satisfaction score. These five core MDS measures are a part of the federally mandated process for clinical assessment of all residents in Medicare and Medicaid certified nursing homes collected by CMS. DHS utilizes four standard quarters that are both finalized (no further revisions by CMS) and publicly available.

B. COMPLIANCE WITH FEDERAL AND STATE LAWS AND REGULATIONS

The Subcontractor agrees that it shall carry out the obligations as herein provided in a manner prescribed under applicable federal and State laws, regulations, codes, and guidelines including New Jersey licensing board regulations, DMAHS, NJ KidCare, and NJ FamilyCare State Plans, and in accordance with procedures and requirements as may from time to time be promulgated by the United Department of Health and Human Services.

1. The Subcontractor shall submit claims for medical services within 180 calendar days from the date of service.

2. The Subcontractor shall submit corrected claims for medical services within 365 days from the date of service.

3. The Subcontractor shall submit Coordination of Benefits (COB) claims within 60 days from the date of primary insurer’s Explanation of Benefits (EOB) or 180 days from the dates of service, whichever is later.

4. Electronic Visit Verification (EVV)

a.
The Contractor shall develop or purchase and implement an electronic visit verification system to monitor member receipt and utilization of personal care services including at a minimum, personal care assistance, home based supportive care and in-home respite. This includes all applicable self-directed personal care services.
b.
The Contractor shall oversee its selected EVV vendor to ensure the EVV system operates in compliance with this Contract, with policies and protocols established by DMAHS, and with the requirements of the 21st Century Cures Act. The 21st Century Cures Act requires electronic (not manual) verification of the type of service performed, the individual receiving the service, the date of the service, location of service delivery, the individual providing the service, and time the service begins and ends. The Contractor shall notify DMAHS within five (5) business days of the identification of any issue affecting EVV system operation which impacts the Contractor’s performance of this Contract, including actions that will be taken by the Contractor to resolve the issue and the specific timeframes within which such actions shall be completed.
c.
At a minimum, recredentialing of providers shall include verification of continued licensure and/or certification (as applicable); compliance with policies and procedures identified during credentialing, including background checks and training requirements, use of the EVV; and compliance with the HCBS Settings Rule detailed in 42 C.F.R. § 441.301(c)(4)-(5).
d.
The Contractor shall monitor all manual confirmations and take action to eliminate manual confirmations to ensure compliance with 21st Century Cures Act EVV system requirements by January 1, 2022.
i.
Contractor shall pay claims for visits recorded in an EVV system which may require manual intervention.
ii.
The Contractor shall utilize an exceptions process as specified by DMAHS for visits recorded manually and outside the EVV system.
e.
The Contractor shall generate reports and conduct audits according to DMAHS specification to ensure members are receiving necessary services. The Contractor shall take appropriate remedial action against providers and workers who repeatedly fail to use the EVV system as required.

f.
The Contractor shall select its own electronic visit verification vendor, as applicable, and shall ensure, in the development of its EVV system, the following minimal functionality:
i.
The ability to effectively connect with the state procured contracted EVV aggregator;
ii.
The ability to receive and store service authorizations for individual members;
iii.
The ability to log the arrival and departure of an individual provider staff person or worker, through the use of a mobile device, member landline telephone or a static GPS device, when mobile and landline service is not available
iv.
Contractor shall maintain records of unique staff identifier to allow for auditing and reporting for program integrity
v.
The ability to verify in accordance with business rules that services are being delivered in the correct location (e.g., the member’s home);
vi.
The ability to match services provided to a member with services authorized in the plan of care;
vii.
The ability to ensure that the provider/worker delivering the service is authorized to deliver such services;
viii.
The ability to create a schedule of services from the service authorizations entered for each member which identifies the amount, frequency, duration and scope of each service, and any schedule specified in which services are needed or preferred by the member;
ix.
Ensure that workers are scheduled by providers in accordance with such authorization, including any schedule of services specified; and to ensure providers’ adherence to the established schedule;
x.
The ability to distinguish between electronic confirmation versus manual confirmation.
g.
The EVV system shall have the ability to receive and store service authorizations and service schedules as required. Schedule data must be used to compare to visit verification.
i.
The ability to identify gaps in care and provide system-generated reporting regarding each provider’s compliance with scheduling requirements, late and missed visits, and other data specified by DMAHS;

ii.
The ability to allow more flexible scheduling options, including the option for open scheduling while still performing all remaining system functions;
iii.
The ability to receive and store updated authorizations and provide timely notification to the provider of the updates
iv.
Outline the process for provider to update schedules based on changes in authorization information.
v.
The ability to capture worker notes per service provided and provide such notes to the provider, MCO and DMAHS as appropriate, upon request;
vi.
Access to the EVV system and a dashboard for DMAHS to conduct monitoring of the Contractor’s performance with the requirements detailed above;
h.
The Contractor shall establish business processes regarding EVV and ensure efficient operation of EVV. The Contractor must ensure the following:
i.
Timely as defined by 4.6.4B of this Contract.
ii.
Consistency between MCO authorizations, and the authorizations reflected in the EVV system.
iii.
Timely remediation of issues associated with claims rejections or denials in order to provide appropriate claims adjudication for services delivered
iv.
Ongoing monitoring of the total volume of rejected or denied claims due to issues with the EVV system.
I.
In instances where systems outages, breakdowns, etc. are identified, the Contractor shall notify DMAHS and providers immediately.
v.
Contractor shall collaborate with the Fiscal Intermediary for Self-Direction to determine root cause for rejections or denials.

C. APPROVAL OF SUBCONTRACTOR CONTRACTS/SUBCONTRACTS AND AMENDMENTS

The Subcontractor understands that the State reserves the right in its sole discretion to review and approve or disapprove this Contract/Subcontract and any amendments thereto.

If applicable:

1. The Contractor and AWP provider shall only amend this Provider Contract unilaterally for statutory and regulatory changes, and upon mutual consent of the parties with State approval.

D. EFFECTIVE DATE

This Subcontractor Contract/Subcontract shall be effective only when the Contractor’s Agreement with the State takes effect.

E. NON-RENEWAL/TERMINATION OF SUBCONTRACTOR CONTRACT/ SUBCONTRACT

The Subcontractor understands that the Contractor shall notify DMAHS at least 30 days prior to the effective date of the suspension, termination, or voluntary withdrawal of the Subcontractor from participation in the Contractor’s network. If the termination was “for cause,” as related to fraud, waste and abuse, the Contractor's notice to DMAHS shall include the reasons for the termination. Subcontractor resource consumption patterns shall not constitute “cause” unless the Contractor can demonstrate it has in place a risk adjustment system that takes into account Enrollee health-related differences when comparing across Subcontractors.

F. ENROLLEE-PROVIDER COMMUNICATIONS

1.
The Contractor shall not prohibit or restrict the Subcontractor from engaging in medical communications with the Subcontractor’s patient, either explicit or implied, nor shall any manual, newsletters, directives, letters, verbal instructions, or any other form of communication prohibit medical communication between the Subcontractor and the Subcontractor’s patient. Subcontractor shall be free to communicate freely with their patients about the health status of their patients, medical care or treatment options regardless of whether benefits for that care or treatment are provided under the Subcontractor Contract/Subcontract, if the professional is acting within the lawful scope of practice. Subcontractor shall be free to practice their respective professions in providing the most appropriate treatment required by their patients and shall provide informed consent within the guidelines of the law including possible positive and negative outcomes of the various treatment modalities.

2.
Nothing in section F.1 shall be construed:
a.
To prohibit the enforcement, including termination, as part of a Subcontractor Contract / Subcontracts or agreement to which a health care provider is a party, of any mutually agreed upon terms and conditions, including terms and conditions requiring a health care Subcontractor to participate in, and cooperate with, all programs, policies, and procedures developed or operated by the Contractor to assure, review, or improve the quality and effective utilization of health care services (if such utilization is according to guidelines or protocols that are based on clinical or scientific evidence and the professional judgment of the Subcontractor), but only if the guidelines or protocols under such utilization do not prohibit or restrict medical communications between Subcontractors and their patients; or
b.
To permit a health care provider to misrepresent the scope of benefits covered under this Subcontractor Contract /Subcontracts or to otherwise require the Contractor to reimburse Subcontractor for benefits not covered.

G. RESTRICTION ON TERMINATION OF SUBCONTRACTOR CONTRACT/

SUBCONTRACT BY CONTRACTOR

Termination of AWP providers is limited to State ordered termination as indicated Section H below. The Contractor shall not terminate this Subcontractor’s contract or Subcontract for either of the following reasons:

1.
Because the Subcontractor expresses disagreement with the Contractor's decision to deny or limit benefits to an Enrollee or because the Subcontractor assists the Enrollee to seek reconsideration of the Contractor's decision; or because the Subcontractor discusses with a current, former, or prospective patient any aspect of the patient's medical condition, any proposed treatments or treatment alternatives, whether covered by the Contractor or not, policy provisions of the Contractor, or the Subcontractor’s personal recommendation regarding selection of a health plan based on the Subcontractor and’s personal knowledge of the health needs of such patients.

2.
Because the Subcontractor engaged in medical communications, either explicit or implied, with a patient about medically necessary treatment options, or because the Subcontractor practiced its profession in providing the most appropriate treatment required by its patients and provided informed consent within the guidelines of the law, including possible positive and negative outcomes of the various treatment modalities.

H. TERMINATION OF SUBCONTRACTOR CONTRACT AND SUBCONTRACTS – STATE

This Subcontractor understands and agrees that the State may order the termination of this Subcontractor Contract/Subcontracts if it is determined that the Subcontractor:

1.
Takes any action or fails to prevent an action that threatens the health, safety or welfare of any Enrollee, including significant marketing abuses;

2.
Takes any action that threatens the fiscal integrity of the Medicaid program;

3.
Has its certification suspended or revoked by DOBI, DOH, and/or any federal agency or is federally debarred or excluded from federal procurement and non-procurement contracts;

4.
Becomes insolvent or falls below minimum net worth requirements;

5.
Brings a proceeding voluntarily or has a proceeding brought against it involuntarily, under the Bankruptcy Act;

6.
Materially breaches the Subcontractor Contract /Subcontracts; or

7.
Violates state or federal law, including laws involving fraud, waste, and abuse.

I. NON-DISCRIMINATION

The Subcontractor shall comply with the following requirements regarding nondiscrimination:

1.
The Subcontractor shall accept assignment of an enrollee and not discriminate against eligible enrollees because of race, color, creed, religion, ancestry, marital status, sexual orientation, gender identity, national origin, age, sex, physical or mental handicap in accordance with Title VI of the Civil Rights Act of 1964, 42 USC Section 2000d, Section 504 of the Rehabilitation Act of 1973, 29 USC Section 794, the Americans with Disabilities Act of 1990 (ADA), 42 USC Section 12132, and rules and regulations promulgated pursuant thereto, or as otherwise provided by law or regulation.

2.
ADA Compliance. The Subcontractor shall comply with the requirements of the Americans with Disabilities Act (ADA). In providing health care benefits, the Subcontractor shall not directly or indirectly, through contractual, licensing, or other arrangements, discriminate against Medicaid/NJ FamilyCare beneficiaries who are “qualified individuals with a disability” covered by the provisions of the ADA. The Contractor shall supply a copy of its ADA compliance plan to the Subcontractor. A “qualified individual with a disability” as defined pursuant to 42 U.S.C. §12131 is an individual with a disability who, with or without reasonable modifications to rules, policies, or practices, the removal of architectural, communication, or transportation barriers, or the provision of auxiliary aids and services, meets the essential eligibility requirements for the receipt of services or the participation in programs or activities provided by a public entity. The Subcontractor shall submit to AMERIGROUP a written certification that it is conversant with the requirements of the ADA, that it is in compliance with the law, and certifies that the Subcontractor meets ADA requirements to the best of the Subcontractor’s knowledge. The Subcontractor warrants that it will hold the State harmless and indemnify the State from any liability which may be imposed upon the State as a result of any failure of the Subcontractor to be in compliance with the ADA. Where applicable, the Subcontractor must abide by the provisions of section 504 of the federal Rehabilitation Act of 1973, as amended, regarding access to programs and facilities by people with disabilities.

3.
The Subcontractor shall not discriminate against eligible persons or enrollees on the basis of their health or mental health history, health or mental health status, their need for health care services, amount payable to the Subcontractor on the basis of the eligible person's actuarial class, or pre-existing medical/health conditions.

4.
The Subcontractor shall comply with the Civil Rights Act of 1964 (42 USC 2000d), the regulations (45 CFR Parts 80 & 84) pursuant to that Act, and the provisions of Executive Order 11246, Equal Opportunity, dated September 24, 1965, the New Jersey anti-discrimination laws including those contained within N.J.S.A. 10: 2-1 through N.J.S.A. 10: 2-4, N.J.S.A. 10: 5-1 et seq. and N.J.S.A. 10: 5-38, and all rules and regulations issued thereunder, and any other laws, regulations, or orders which prohibit discrimination on grounds of age, race, ethnicity, mental or physical disability, sexual or affectional orientation or preference, marital status, genetic information, source of payment, sex, color, creed, religion, or national origin or ancestry. The Subcontractor shall not discriminate against any employee engaged in the work required to produce the services covered by this Subcontractor Contract, or against any applicant for such employment because of race, creed, color, national origin, age, ancestry, sex, marital status, religion, disability or sexual or affectional orientation or preference.

5.
Scope. This non-discrimination provision shall apply to but not be limited to the following: recruitment, hiring, employment upgrading, demotion, transfer, lay-off or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship, included in PL 1975, Chapter 127.

6.
Grievances. The Subcontractor agrees to forward to AMERIGROUP copies of all grievances alleging discrimination against Enrollees because of race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual or affectional orientation, physical or mental handicap for review and appropriate action within three (3) business days of receipt by the Subcontractor.

J. OBLIGATION TO PROVIDE SERVICES AFTER THE PERIOD OF THE CONTRACTOR’S INSOLVENCY AND TO HOLD ENROLLEES AND FORMER ENROLLEES HARMLESS

1.
The Subcontractor shall remain obligated to provide all services for the duration of the period after the Contractor's insolvency, should insolvency occur, for which capitation payments have been made and, for any hospitalized Enrollee, until the Enrollee has been discharged from the inpatient facility.

2.
The Subcontractor agrees that under no circumstances, (including, but not limited to, nonpayment by the Contractor or the State, insolvency of the Contractor, or breach of agreement) will the Subcontractor bill, charge, seek compensation, remuneration or reimbursement from, or have recourse against, Enrollees, or persons acting on their behalf, for covered services other than provided in section 2.P.

3.
The Subcontractor agrees that this provision shall survive the termination of the Subcontractor’s contract/Subcontract regardless of the reason for termination, including insolvency of the Contractor, and shall be construed to be for the benefit of the Contractor or Enrollees.

4.
The Subcontractor agrees that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between the Subcontractor and Enrollees, or persons acting on their behalf, insofar as such contrary agreement relates to liability for payment for or continuation of covered services provided under the terms and conditions of this continuation of benefits provisions.

5.
The Subcontractor agrees that any modification, addition, or deletion to this provision shall become effective on a date no earlier than thirty (30) days after the approval by the State.

6.
The Subcontractor shall comply with the prohibition against balance billing members in 42 CFR 438.106, N.J.S.A. 30:4D-6.c, and N.J.A.C. 10:74-8.7.

K. INSPECTION

The State, CMS, the Office of the Inspector General, the Comptroller General, and their designees may, at any time, inspect and audit any record or document of Amerigroup or its Subcontractors, and may, at any time inspect the premises, physical facilities, and equipment where Medicaid-related activities or work is conducted. The right to audit under this section exists for ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later.

If the State, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit the Subcontractor at any time. DMAHS, the MFD, or its designee, and the MFCU, shall have the right to inspect, evaluate, and audit all of the following documents in whatever form they are kept including but not limited to, all physical and computer or other electronic records and systems, originated or prepared pursuant to, or, related to the Subcontractor Contract / Subcontracts:

1. Financial records, including but not limited to tax returns, invoices, inventories, delivery receipts, Medicaid claims;

2. Medical records, including but not limited to medical charts, prescriptions, x-rays, treatment plans, medical administration records, records of the provision of activities of daily living, ambulance call reports;

3. Administrative documents, including but not limited to credentialing files, appointment books, prescription log books, correspondence of any kind with Contractor, DMAHS, CMS, any other managed care contractor, Medicaid recipient, contracts with subcontractors, and contracts with billing service subcontractors; and

4. All records required to be kept to fully disclose the extent of services provided to Medicaid recipients, pursuant to NJAC 10:49-9.8(b) (1).

L. RECORD MAINTENANCE

The Subcontractor shall agree to maintain all of its books and records in accordance with the general standards applicable to such book or record keeping.

M. RECORD RETENTION AND SUBCONTRACTOR DOCUMENTATION REQUIREMENTS

Subcontractor Documentation Requirements - The Subcontractor shall, at a minimum, maintain such records as are necessary to fully disclose the nature and extent of services provided, in accordance with N.J.S.A. 30:4D-12(d) and N.J.A.C. 10:49-9.8. The Subcontractor shall also comply with the documentation requirements set forth in this Section M, as applicable. To the extent that the Contractor has imposed more stringent requirements than those imposed by law, regulation or this Section M, the more stringent requirements shall prevail. The provisions of N.J.S.A 30:4D-12(e) and N.J.A.C. 10:49-5.5(a)13. i. through iv. may apply to these documentation requirements.

Record Retention Requirements - Records must be retained for the later of ten (10) years from the date of service or after the final payment is made under the Subcontractor Contract/Subcontract and all pending matters are closed

If an audit, investigation, litigation, or other action involving the records is started before the end of the retention period, the records shall be retained until all issues arising out of the action are resolved or until the end of the retention period, whichever is later. Records shall be made accessible at a New Jersey site and on request to agencies of the State of New Jersey and the federal government. For Enrollees who are eligible through the Division of Child Protection and Permanency, records shall be kept in accordance with the provisions under N.J.S.A. 9:6-8.10a and 9:6-8:40 and consistent with need to protect the Enrollee's confidentiality.

If an Enrollee disenrolls from the Contractor, the Subcontractor shall release medical records of the Enrollee as may be directed by the Enrollee, authorized representatives of DMAHS and appropriate agencies of the State of New Jersey and of the federal government. Release of records shall be consistent with the provision of confidentiality expressed in Section 2.R., Confidentiality, and at no cost to the Enrollee.

Compliance with Specific Requirements - Subcontractors must comply with the following requirements:

1.
Medical supplies and DME:

a) Medical supplies and equipment require a legible, dated prescription or a dated Certificate of Medical Necessity (CMN) personally or electronically signed by the prescribing practitioner. Either document shall contain the following information:

i) The beneficiary's name, address, gender and Medicaid/NJ FamilyCare eligibility identification number;

ii) A detailed description of the specific supplies and/or equipment prescribed;

I.
For example, the phrase "wheelchair" or "patient needs wheelchair" is insufficient. The order shall describe the type and style of the wheelchair;

iii) The length of time the medical equipment items or supplies are required;

iv) A diagnosis and summary of the patient's physical condition to support the need for the item(s) prescribed; and

v) The prescriber's printed name, address and signature.

2.
Orders for laboratory tests:

a) All orders for clinical laboratory services shall be in the form of an explicit order personally signed by the physician or other practitioner whose license permits them to request the services, or be in an alternative form of order specifically authorized in (b) (i) through (iii) below. All orders shall be patient specific, contain the specific clinical laboratory test(s) requested, seek only medically necessary tests, shall be on file with the billing laboratory, and shall be available for review by Medicaid/NJ FamilyCare representatives upon request.

b) If a signed order is not utilized, then clinical laboratory services shall be ordered in one of the following ways:

i) In the absence of a written order, the patient's chart or medical record may be used as the test requisition or authorization, but must be physically present at the laboratory at the time of testing and available to Federal or State representatives upon request;

ii) A test request also may be submitted to the laboratory electronically if the system used to generate and transmit the electronic order has adequate security and system safeguards to prevent and detect fraud and abuse and to protect patient confidentiality. The system shall be designed to prevent and detect unauthorized access and modification or manipulation of records, and shall include, at a minimum, electronic encryption; or

iii) Telephoned or other oral laboratory orders are also permissible, but shall be followed up with a written or electronic request within 30 days of the telephone or other oral request, which shall be maintained on file with the clinical laboratory. If the laboratory is unable to obtain the written or electronic request, it must maintain documentation of its efforts to obtain them.

c) Standing orders shall be:

i) Patient specific, and not blanket requests from the physician or licensed practitioner;

ii) Medically necessary and related to the diagnosis of the recipient; and

iii) Effective for no longer than a 12-month period from the date of the physician's/practitioner's order.

d) The laboratory must ensure that all orders described in (a) through (c) above contain the following information:

i) The name and address or other suitable identifiers of the authorized person requesting the test and, if appropriate, the individual responsible for using the test results, or the name and address of the laboratory submitting the specimen, including, as applicable, a contact person to enable the reporting of imminently life-threatening laboratory results or panic or alert values;

ii) The patient's name or unique patient identifier;

iii) The sex (if known) and date of birth of the patient;

iv) The specific test(s) to be performed;

v) The source of the specimen, when appropriate;

vi) The date and, if appropriate, time of specimen collection;

vii) For Pap smears, the patient's last menstrual period, and indication of whether the patient had a previous abnormal report, treatment or biopsy;

viii) For drug testing, the order shall indicate whether the test is for screening (presumptive) or confirmation (definitive) purposes and the specific drug classes to be tested as defined by the American Medical Association;

ix) Any additional information relevant and necessary for a specific test to ensure accurate and timely testing and reporting of results, including interpretation, if applicable.

e) All orders and results of the tests billed shall be on file with the billing laboratory performing the tests. The results of the tests, clinical and billing records shall be available for review by Medicaid/NJ FamilyCare representatives.

f) The Medicaid/NJ FamilyCare program shall have the right to inspect all records, files and documents of in-State and out-of-State service and reference clinical laboratories which provide laboratory tests and services for Medicaid/NJ FamilyCare beneficiaries.

g) All laboratory test orders shall be supported by documentation in the referring physician's/practitioner's medical records.

h) If the laboratory uploads, transcribes or enters test requisition or authorization information into a record system or a laboratory information system, the laboratory must ensure that the information is transcribed or entered accurately.

3) Services Provided by a Psychologist

a) Psychologists shall keep such individual records as may be necessary to disclose fully the kind and extent of services provided and shall make such information available when requested by the New Jersey Medicaid/NJ FamilyCare program or its agents. The recordkeeping shall document the services provided as they relate to the procedure code(s) used for reimbursement purposes (see N.J.A.C.10:67-3, Healthcare Common Procedure Coding System).

b) For the initial examination, the record shall include, as a minimum, the following:

i) Date(s) of service rendered;

ii) Signature of the psychologist;

iii) Chief complaint(s);

iv) Pertinent historical, social, emotional, and additional data;

v) Reports of evaluation procedures undertaken or ordered;

vi) Diagnosis; and

vii) The intended course of treatment and tentative prognosis.

c) For subsequent progress notes made for each Medicaid/ NJ FamilyCare patient contact, the following shall be included on the psychotherapeutic progress note:

i) Date(s) and duration of service (for example, hour, half-hour);

ii) Signature of the psychologist;

iii) Name(s) of modality used, such as individual, group, or family therapy;

iv) Notations of progress, impediments, or treatment complications; and

v) Other components, such as dates or information not included in (c)1 through 4 above, which may be important to the clinical description and prognosis.

vi) One or more of the following components shall be recorded to delineate the visit and establish its uniqueness. (Not all of the components need be included):

I.
Symptoms and complaints;
II.
Affect;
III.
Behavior;
IV.
Focus topics; and
V.
Significant incidents or historical events.

4) Mental Health Services Provided by an Independent Clinic

a) An intake evaluation shall be performed within 14 days of the first encounter or by the third clinic visit, whichever is later, for each beneficiary being considered for continued treatment. This evaluation shall consist of a written assessment that:

i) Evaluates the beneficiary's mental condition;

ii) Determines whether treatment in the program is appropriate, based on the beneficiary's diagnosis;

iii) Includes certification, in the form of a signed statement, by the evaluation team, that the program is appropriate to meet the beneficiary's treatment needs; and

iv) Is made part of the beneficiary's records.

v) The evaluation for the intake process shall include a physician or advance practice nurse (APN) and an individual experienced in the diagnosis and treatment of mental illness. Both criteria may be satisfied by the same individual, if appropriately qualified.

b) A written, individualized plan of care shall be developed for each beneficiary who receives continued treatment. The plan of care shall be designed to improve the beneficiary's condition to the point where continued participation in the program, beyond occasional maintenance visits, is no longer necessary. The plan of care shall be included in the beneficiary's records and shall consist of:

i) A written description of the treatment objectives including the treatment regimen and the specific medical/remedial services, therapies, and activities that shall be used to meet the objectives.

I.
Due to the nature of mental illness and the provision of program services, there may be instances in which a temporary deviation from the services written in the treatment plan occurs. In this event, the client may participate in alternate programming. The reason for the deviation should be clearly explained in the daily or weekly documentation. Deviations that do not resolve shall require a written change in the treatment plan;

ii) A projected schedule for service delivery which includes the frequency and duration of each type of planned therapeutic session or encounter;

iii) The type of personnel that will be furnishing the services; and

iv) A projected schedule for completing reevaluations of the beneficiary's condition and updating the plan of care.

c) The mental health clinic shall develop and maintain legibly written documentation to support each medical/remedial therapy service, activity, or session for which billing is made.

i) This documentation, at a minimum, shall consist of:

I.
The specific services rendered, such as individual psychotherapy, group psychotherapy, family therapy, etc., and a description of the encounter itself. The description shall include, but is not limited to, a statement of patient progress noted, significant observations noted, etc.;
II.
The date and time that services were rendered;
III.
The duration of services provided;
IV.
The signature of the practitioner or provider who rendered the services;
V.
The setting in which services were rendered; and
VI.
A notation of unusual occurrences or significant deviations from the treatment described in the plan of care.

d) Clinical progress, complications and treatment which affect prognosis and/or progress shall be documented in the beneficiary's medical record at least once a week, as well as any other information important to the clinical picture, therapy, and prognosis.

e) The individual services under partial care shall be documented on a daily basis. More substantive documentation, including progress notes and any other information important to the clinical picture, are required at least once a week.

f) Periodic review of the beneficiary's plan of care shall take place at least every 90 days during the first year and every six months thereafter.

i) The periodic review shall determine:

I.
The beneficiary's progress toward the treatment objectives;
II.
The appropriateness of the services being furnished; and
III.
The need for the beneficiary's continued participation in the program

ii) Periodic reviews shall be documented in detail in the beneficiary's records and made available upon request to the New Jersey Medicaid or NJ FamilyCare program or its agents.

5) APN Services:

a) The APN, in any and all settings, shall keep such legible individual written records and/or electronic medical records (EMR) as are necessary to fully disclose the kind and extent of service(s) provided, the procedure code being billed and the medical necessity for those services.

b) Documentation of services performed by the APN shall include, as a minimum:

i) The date of service;

ii) The name of the beneficiary;

iii) The beneficiary's chief complaint(s), reason for visit;

iv) Review of systems;

v) Physical examination;

vi) Diagnosis;

vii) A plan of care, including diagnostic testing and treatment(s);

viii) The signature of the APN rendering the service; and

ix) Other documentation appropriate to the procedure code being billed. (See N.J.A.C. 10:58A-4, HCPCS Codes.)

c) In order to receive reimbursement for an initial visit, the following documentation, at a minimum, shall be placed on the medical record by the APN, regardless of the setting where the examination was performed:

i) Chief complaint(s);

ii) A complete history of the present illness, with current medications and review of systems, including recordings of pertinent negative findings;

iii) Pertinent medical history;

iv) Pertinent family and social history;

v) A complete physical examination;

vi) Diagnosis; and

vii) Plan of care, including diagnostic testing and treatment.

d) In order to document the record for reimbursement purposes, the progress note for routine office visits or follow up care visits shall include the following:

i) In an office or residential health care facility:

I.
The beneficiary's chief complaint(s), reason for visit;
II.
Pertinent medical, family and social history obtained;
III.
Pertinent physical findings;
IV.
All diagnostic tests and/or procedures ordered and/or performed, if any, with results; and
V.
A diagnosis.

ii) In a hospital or nursing facility setting:

I.
An update of symptoms;
II.
An update of physical symptoms;
III.
A resume of findings of procedures, if any done;
IV.
Pertinent positive and negative findings of lab, X-ray, or any other test;
V.
Additional planned studies, if any, and the reason for the studies; and
VI.
Treatment changes, if any.

e) To qualify as documentation that the service was rendered by the APN during an inpatient stay, the medical record shall contain the APN's notes indicating that the APN personally:

i) Reviewed the beneficiary's medical history with the beneficiary and/or his or her family, depending upon the medical situation;

ii) Performed a physical examination, as appropriate;

iii) Confirmed or revised the diagnosis; and

iv) Visited and examined the beneficiary on the days for which a claim for reimbursement is made.

f) The APN's involvement shall be clearly demonstrated in notes reflecting the APN's personal involvement with, or participation in, the service rendered.

g) For all EPSDT examinations for individuals under 21 years of age, the following shall be documented in the beneficiary's medical record and shall include:

i) A history (complete initial for new beneficiary, interval for established beneficiary) including past medical history, family history, social history, and systemic review.

ii) A developmental and nutritional assessment.

iii) A complete, unclothed, physical examination to also include the following:

I.
Measurements: height and weight; head circumference to 25 months; blood pressure for children age three or older; and
II.
Vision, dental and hearing screening;

iv) The assessment and administration of immunizations appropriate for age and need;

v) Provisions for further diagnosis, treatment and follow-up, by referral if necessary, of all correctable abnormalities uncovered or suspected;

vi) Mandatory referral to a dentist for children aged twelve months or older;

vii) The laboratory procedures performed or referred if medically necessary per Bright Futures guidelines.

viii) Health education and anticipatory guidance; and

ix) An offer of social service assistance; and, if requested, referral to a county welfare agency.

h) The record and documentation of a home visit or house call shall become part of the office progress notes and shall include, as appropriate, the following information:

i) The beneficiary's chief complaint(s), reason for visit;

ii) Pertinent medical, family and social history obtained;

iii) Pertinent physical findings;

iv) The procedures, if any performed, with results;

v) Lab, X-ray, ECG, etc., ordered with results; and

vi) Diagnosis(es) plus treatment plan status relative to present or pre-existing illness(es) plus pertinent recommendations and actions.

6) Physician Services

a) Physician Recordkeeping; general

i) All physicians shall keep such legible individual records as are necessary to fully disclose the kind and extent of services provided, as well as the medical necessity for those services.

ii) The minimum recordkeeping requirements for services performed in the office, home, residential health care facility, nursing facility (NF), and the hospital setting shall include a progress note in the clinical record for each visit, which supports the procedure code(s) claimed.

iii) The progress note shall be placed in the clinical record and retained in the appropriate setting for the service performed.

iv) Records of Residential Health Care Facility patients shall be maintained in the physician's office.

v) The required medical records including progress notes, shall be made available, upon their request, to the New Jersey Medicaid/NJ FamilyCare program or its agents.

b) Minimum documentation; initial visit; new patient

i) The following minimum documentation shall be entered on the medical record, regardless of the setting where the examination is performed, for the service claimed by use of the procedure codes for Initial visit—New patient:

I.
Chief complaint(s);
II.
Complete history of the present illness and related systemic review, including recordings of pertinent negative findings;
III.
Pertinent past medical history;
IV.
Pertinent family and social history;
V.
A record of a full physical examination pertaining to, but not limited to, the history of the present illness and including recordings of pertinent negative findings;
VI.
Diagnosis(es) and the treatment plan, including ancillary services and medications ordered;
VII.
Laboratory, X-Rays, electrocardiograms (ECGs), and any other diagnostic tests ordered, with the results; and
VIII.
The specific services rendered and/or modality used (for example, biopsies, injections, individual and/or group psychotherapy, and family therapy).

c) Minimum documentation; established patient

i) The following minimum documentation shall be entered in the progress notes of the medical record for the service designated by the procedure codes for ESTABLISHED PATIENT:

I.
In an office or Residential Health Care Facility:

(a) The purpose of the visit;

(b) The pertinent physical, family and social history obtained;

(c) A record of pertinent physical findings, including pertinent negative findings based upon (a) and (b) above;

(d) Procedures performed, if any, with results

(e) Laboratory, X-Ray, electrocardiogram (ECG), or any other diagnostic tests ordered, with the results of the tests; and

(f) Prognosis and diagnosis.

d) Minimum documentation; home visits and house calls

i) For HOME VISIT and HOUSE CALL codes, in addition to the components listed in N.J.A.C. 10:54-2.8, the office progress notes shall include treatment plan status relative to present or pre-existing illness(es), plus pertinent recommendations and actions.

e) Minimum documentation; hospital or nursing facility

i) In a hospital or nursing facility, documentation shall include:

I.
An update of symptoms;
II.
An update of physical findings;
III.
A resume of findings of procedures, if any are applicable;
IV.
The pertinent positive and negative findings of laboratory, X-Ray, electrocardiograms (ECGs), or other tests or consultations;
V.
Any additional planned studies, if any, including the reasons for any studies; and
VI.
Treatment changes, if any.

f) Minimum documentation; hospital discharge medical summary

i) When an inpatient is discharged from the hospital to the care of another medical facility (such as a nursing facility or a community home care agency), a legible discharge and medical summary shall be prepared and signed by the attending physician.

ii) The summary should cover the pertinent findings of the history, physical examination, diagnostic and therapeutic modalities, consultations, plan of care or therapy, medications, recommendations for follow-up care and final diagnosis related to the patient's hospitalization. Recommendations should also be made for further medical care and should be forwarded to the institution or agency to which the patient has been referred or discharged.

g) Minimum documentation; mental health services

i) For each patient contact made by a physician for psychiatric therapy, written documentation shall be developed and maintained to support each medical or remedial therapy, service, activity, or session for which billing is made. The documentation, at a minimum, shall consist of the following:

I.
The specific services rendered and modality used, for example, individual, group, and/or family therapy;
II.
The date and the time services were rendered;

III.
The duration of services provided, for example, one hour, or one half hour;
IV.
The signature of the physician who rendered the service;
V.
The setting in which services were rendered;
VI.
A notation of impediments, unusual occurrences or significant deviations from the treatment described in the Plan of Care;
VII.
Notations of progress, impediments, treatment, or complications; and
VIII.
Other relevant information, which may include dates or information not included in above, yet important to the clinical picture and prognosis.

ii) Clinical progress, complications and treatment which affect prognosis and/or progress shall be documented in the patient's medical record, as well as any other information important to the clinical picture, therapy, and prognosis. For mental health services that are not specifically included in the patient's treatment regime, a detailed explanation shall be submitted with the claim form, addressed to the Office of Managed Behavioral Services, Mail Code #25, PO Box 712, Trenton, New Jersey 08625-0712, indicating how these services relate to the treatment regime and objectives in the patient's plan of care. Similarly, a detailed explanation should accompany bills for medical and remedial therapy, session or encounter that departs from the Plan of Care in terms of need, scheduling, frequency or duration of services furnished (for example, unscheduled emergency services furnished during an acute psychotic episode) explaining why this departure from the established treatment regime is necessary in order to achieve the treatment objectives.

7) Pharmaceutical services

a)Pharmacies shall keep and maintain wholesaler, manufacturer, and distributor invoices and other purchase invoices and documents for prescription drugs and medical supplies for a minimum of ten (10) years. Purchase records must indicate price, drug name, dosage form, strength, NDC, lot number and quantity. Pharmacies shall also maintain adequate records to validate purchases from wholesalers including but not limited to canceled check information. Pharmacies must promptly comply with any requests to produce such documentation to DMAHS and/or MFD.

b) Invoices and documentation required by subsection (a) must substantiate that the prescription drugs or medical supplies dispensed were purchased from an authorized source regulated by the federal/state entities and National Association of Boards of Pharmacy - Verified Accredited Wholesaler Distributors (NABPVAWD). Pharmacies shall provide product tracing information (i.e. pedigree) to DMAHS and/or MFD upon request.

c) Pharmacies are required to have a product in stock at the pharmacy prior to submitting a claim for the product. All claims submissions shall contain the National Drug Code (NDC) of the product dispensed. Only the NDC of the actual product dispensed shall be submitted on the claim. Use of a similar NDC of a product not dispensed is not permissible.

d)Pharmacies shall keep and maintain any compound recipe worksheets identifying ingredients used in a compounded prescription drug. Pharmacies must submit claims with all ingredients included in each compound and may only submit claims with the NDC associated with the actual ingredients filled/dispensed. Pharmacies must promptly comply with any requests to produce such electronic or paper documentation to the Medicaid/NJ FamilyCare program and/or its agents.

e) Pharmacies may transfer inventory to alleviate a temporary shortage, or for the sale, transfer, merger or consolidation of all or part of the business of a pharmacy from or with another pharmacy, whether accomplished as a purchase and sale of stock or business assets. The transfer or purchase of covered legend and nonlegend products or medical supplies from another licensed pharmacy must be verified and documented as originating from a NABP-VAWD and licensed drug wholesaler. All records involved in the transfer must be maintained and accessible for ten (10) years. These records shall be contemporaneous with the transfer and shall include the name of the prescription drug or medical supply, dosage form, strength, NDC, lot number, quantity and date transferred. Additionally, records must indicate the supplier or manufacturer’s name, address and registration number.

N. DATA REPORTING

The Subcontractor agrees to provide all necessary information to enable the Contractor to meet its reporting requirements, including specifically with respect to encounter reporting. The encounter data shall be in a form acceptable to the State.

1.
For acute care general, private psychiatric, specialty and comprehensive rehabilitation hospitals, the Subcontractor shall submit inpatient claims to the Contractor based on the medical record and services provided. The inpatient claim shall include, but not be limited to the following:

a. Diagnosis Code

b. Procedure Code

c. Sex

d. Discharge Status Code

e. Date of Birth

f. Newborn Birth Weight

g. Admission Date

h. Discharge Date

i. Skilled level of Care (SNF) or Administrative Days and associated dates

j. Residential level of Care (denied days) and associated dates

2.
The resulting Contractor generated encounter record shall be subject to review by the New Jersey Utilization Review (NJUR) Vendor.

a. In the event that the NJUR review results in an adverse determination, the Subcontractor shall adjust the claim pursuant to the adverse determination or appeal the decision utilizing the NJUR appeal process.

O. DISCLOSURE

1.
The Subcontractor further agrees to comply with the Prohibition on Use of Federal Funds for Lobbying provisions of the Contractor’s agreement with the State.

2.
The Subcontractor shall comply with financial disclosure provision of 42 CFR 434, 1903 (m) of the S.S.A., and N.J.A.C. 10:49-19.

3.
The Subcontractor shall comply with the disclosure requirements concerning ownership and control, related business transactions and persons convicted of a crime pursuant to 42 CFR 455.100-106 and complete a Disclosure Statement which will be maintained by Amerigroup.

P. LIMITATIONS ON COLLECTION OF COST-SHARING

The Subcontractor shall not impose cost-sharing charges of any kind upon Medicaid or NJ FamilyCare A, B and ABP Enrollees. Personal contributions to care for NJ FamilyCare C Enrollees and copayments for NJ FamilyCare D Enrollees shall be collected in accordance with the attached schedule.

Q. INDEMNIFICATION BY SUBCONTRACTOR

1.
The Subcontractor agrees to indemnify and hold harmless the State, its officers, agents and employees, and the Enrollees and their eligible dependents from any and all claims or losses accruing or resulting from its negligence in furnishing or supplying work, services, materials, or supplies in connection with the performance of this Subcontract Contract/Subcontract.

2.
The Subcontractor agrees to indemnify and hold harmless the State, its officers, agents, and employees, and the Enrollees and their eligible dependents from liability deriving or resulting from its insolvency or inability or failure to pay or reimburse any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this Subcontractor Contract/Subcontract.

3.
The Subcontractor agrees further that it will indemnify and hold harmless the State, its officers, agents, and employees, and the Enrollees and their eligible dependents from any and all claims for services for which the Subcontractor receives payment.

4.
The Subcontractor agrees further to indemnify and hold harmless the State, its officers, agents and employees, and the Enrollees and their eligible dependents, from all claims, damages, and liability, including costs and expenses, for violation of any proprietary rights, copyrights, or rights of privacy arising out of the publication, translation, reproduction, delivery, performance, use, or disposition of any data furnished to it under this Subcontractor Contract/ Subcontract, or for any libelous or otherwise unlawful matter contained in such data that the Subcontractor inserts.

5.
The Subcontractor shall indemnify the State, its officers, agents and employees, and the Enrollees and their eligible dependents from any injury, death, losses, damages, suits, liabilities judgments, costs and expenses and claim of negligence or willful acts or omissions of the Subcontractor, its officers, agents, and employees arising out of alleged violation of any State or federal law or regulation. The Subcontractor shall also indemnify and hold the State harmless from any claims of alleged violations of the Americans with Disabilities Act by the Subcontractor.

R. CONFIDENTIALITY

1.
General. The Subcontractor hereby agrees and understands that all information, records, data, and data elements collected and maintained for the operation of the Subcontractor and the Contractor and Department and pertaining to enrolled persons, shall be protected from unauthorized disclosure in accordance with the provisions of 42 U.S.C. 1396(a)(7)(Section 1902(a)(7) of the Social Security Act), 42 CFR Part 07/2010 Accepted7/2011 Changes 431, subpart F, 45 CFR Parts 160 and 164, subparts A & E, N.J.S.A. 30:4D-7 (g) and N.J.A.C. 10:49-9.4. Access to such information, records, data and data elements shall be physically secured and safeguarded and shall be limited to those who perform their duties in accordance with provisions of this Subcontractor Contract/ Subcontracts including the Department of Health and Human Services and to such others as may be authorized by DMAHS in accordance with applicable law. For Enrollees covered by the Contractor's plan that are eligible through the Division of Child Protection and Permanency, records shall be kept in accordance with the provisions under N.J.S.A. 9:6-8.10a and 9:6-8:40 and consistent with the need to protect the Enrollee's confidentiality.

2.
Enrollee-Specific Information. With respect to any identifiable information concerning an Enrollee that is obtained by the Subcontractor, it: (a) shall not use any such information for any purpose other than carrying out the express terms of this Subcontract Contract/Subcontract; (b) shall promptly transmit to Department all requests for disclosure of such information; (c) shall not disclose except as otherwise specifically permitted by the Subcontractor Contract/ Subcontracts, any such information to any party other than Department without Department’s prior written authorization specifying that the information is releasable under 42 CFR, Section 431.300 et seq., and (d) shall, at the expiration or termination of the Subcontract Contract/Subcontract, return all such information to Department or maintain such information according to written procedures sent by Department for this purpose.

3.
Employees. The Subcontractor shall instruct its employees to keep confidential information concerning the business of the State, its financial affairs, its relations with its Enrollees and its employees, as well as any other information which may be specifically classified as confidential by law.

4.
Medical Records and management information data concerning Enrollees shall be confidential and shall be disclosed to other persons within the Subcontractor’s organization only as necessary to provide medical care and quality, peer, or grievance review of medical care under the terms of this Subcontractor’s Contract/Subcontract.

5.
The provisions of this article shall survive the termination of this Subcontractor Contract/ Subcontract and shall bind the Subcontractor so long as the Subcontractor maintains any individually identifiable information relating to Medicaid/NJ FamilyCare beneficiaries.

6.
Notification in Case of Breach. Should there be a breach of confidentiality with respect to the data, information or records described in this section, the Subcontractor is responsible for complying, at a minimum, with the following statues and regulations: (1) Section 13402 of the Health Information Technology for Economic and Clinical Health (HITECH) Act, part of the American Recovery and Reinvestment Act of 2009 (ARRA) (Pub. L. 111-5), 42 U.S.C. 17932 et. seq. and the implementing regulations at 45 CFR Part 164, subpart D; and (2) the Identity Theft Prevention Act, N.J.S.A. 56:11-44 et. seq.

S. CLINICAL LABORATORY IMPROVEMENT

The Subcontractor shall ensure that all laboratory testing sites providing services under this Subcontract Contract/Subcontract have either a Clinical Laboratory Improvement Amendment (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number. Those laboratory service Subcontractors with a certificate of waiver shall provide only those tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

T. FRAUD, WASTE, AND ABUSE

1.
The Subcontractor agrees to assist the Contractor as necessary in meeting its obligations under its Contract with the State to identify, investigate, and take appropriate corrective action against fraud, waste, and/or abuse (as defined in 42 CFR 455.2) in the provision of services.

2.
If the State has withheld payment and/or initiated a recovery action against the Subcontractor, or withheld payments pursuant to 42 CFR 455.23 and NJAC 10:49-9.10(a), the Contractor shall have the right to withhold payments from the Subcontractor and/or forward those payments to the State.

3.
The Contractor and its Subcontractors, , whether or not they are enrolled Medicaid Subcontractors, shall cooperate fully with state and federal oversight and prosecutorial agencies, including but not limited to, DMAHS, MFD, DOH, MFCU, HHS-OIG, FBI, DEA, FDA, and the U.S. Attorney’s Office. The Contractor shall include language in its contracts with its Subcontractors, requiring cooperation, and stating that a failure to cooperate shall be grounds for termination of the Contractor’s agreement with the Subcontractor. Such cooperation shall include providing access to all necessary recipient information, medical and clinical information, correspondence, documents, computer files, and appropriate staff.

4.
MFD shall have the right to recover directly from Subcontractors and Enrollees in the Contractor’s network for the audits and investigations MFD solely conducts. Such money that MFD recovers directly shall not be shared with the Contractor, but reported to DMAHS in the format that the Contractor reports its recoveries to DMAHS. In addition, as a part of its recovery process, MFD shall have the right to request the Contractor to withhold payment to a Subcontractor in its network as a result of an MFD audit or investigation of managed care claims. Money withheld from a Subcontractor by the Contractor shall be sent to MFD from the Contractor and reported to DMAHS in the format that the Contractor reports its recoveries to DMAHS.

5.
The Contractor shall have the right to recover directly from Subcontractor, and Enrollees in the Contractor’s network for the audits and investigations the Contractor solely conducts.

6.
The Contractor and its subcontractors shall have a nationally recognized standard criteria for inpatient hospital admissions that shall substantially conform to the Milliman Care Guidelines (MCG). The Contractor and its subcontractor’s shall inform and include in all provider contracts for network provider hospitals or clinical care review team subcontractors, that for purposes of audits of inpatient hospital admissions by DMAHS or MFD or its subcontractors, MCG criteria will be applied.

U. THIRD PARTY LIABILITY

1.
The Subcontractor shall utilize, whenever available, and report any other public or private third party sources of payment for services rendered to Enrollees.

2.
Except as provided in subsection 3. below, if the Subcontractor is aware of third-party coverage, it shall submit its claim first to the appropriate third party before submitting a claim to the Contractor.

3.
In the following situations, the Subcontractor may bill the Contractor first and then coordinate with the liable third party, unless the Contractor has received prior approval from the State to take other action.

a.
The coverage is derived from a parent whose obligation to pay support is being enforced by the Department of Human Services.
b.
The claim is for prenatal care for a pregnant woman or for preventive pediatric services (including EPSDT services) that are covered by the Medicaid program.
c.
The claim is for labor, delivery, and post-partum care and does not involve hospital costs associated with the inpatient hospital stay.
d.
The claim is for a child who is in a DCP&P supported out of home placement.
e.
The claim involves coverage or services mentioned in 3.a, 3.b, 3.c, or 3.d, above in combination with another service.

4.
If the Subcontractor knows that the third party will neither pay for nor provide the covered service, and the service is medically necessary, the Subcontractor may bill the Contractor without having received a written denial from the third party.

5.
Sharing of TPL Information by the Subcontractor.

a.
The Subcontractor shall notify the Contractor within thirty (30) days after it learns that an Enrollee has health insurance coverage not reflected in the health insurance provided by the Contractor, or casualty insurance coverage, or of any change in an Enrollee’s health insurance coverage.

b.
When the Subcontractor becomes aware that an Enrollee has retained counsel, who either may institute or has instituted a legal cause of action for damages against a third party, the Subcontractor shall notify the Contractor in writing, including the Enrollee’s name and Medicaid identification number, date of accident/incident, nature of injury, name and address of Enrollee’s legal representative, copies of pleadings, and any other documents related to the action in the Subcontractor’s possession or control. This shall include, but not be limited to (for each service date on or subsequent to the date of the accident/incident), the Enrollee’s diagnosis and the nature of the service provided to the Enrollee.

c.
The Subcontractor shall notify the Contractor no less than a weekly basis, when it becomes aware of the death of one of its Medicaid Enrollees age 55 or older, utilizing the “Combined Notification of Death and Estate Referral Form” located in subsection of B.5.1 of the Appendix.
d.

e.
The Subcontractor agrees to cooperate with the Contractor’s and the State’s efforts to maximize the collection of third party payments by providing to the Contractor updates to the information required by this section.

V. ENROLLEE PROTECTIONS AGAINST LIABILITY FOR PAYMENT

1.
As a general rule, if a Subcontractor renders a covered service to a managed care Enrollee, the Subcontractor’s sole recourse for payment, other than collection of any authorized cost-sharing, patient payment liability and /or third party liability, is the Contractor, not the Enrollee. A Subcontractor may not seek payment from, and may not institute or cause the initiation of collection proceedings or litigation against, an Enrollee, an Enrollee’s family Member, any legal representative of the Enrollee, or anyone else acting on the Enrollee’s behalf unless subsections (a) through and including (f) or subsection (g) below apply.
a.
(1) The service is not a covered service; or (2) the service is determined to be medically unnecessary before it is rendered; or (3) the Subcontractor does not participate in the program either generally or for that service; and

b.
The Enrollee is informed in writing before the service is rendered that one or more of the conditions listed in subsection (a) above exist, and voluntarily agrees in writing before the service is rendered to pay for all or part of the Subcontractor’s charges; and

c.
The service is not an emergency or related service covered by the provisions of 42 USC 1396u-2(b)(2)(A)(i), 42 CFR 438.114, N.J.S.A. 30:4D-6i or N.J.S.A. 30:4J-4.1 (as both of these provisions may be amended by State Appropriations Act language in effect at the time the service is rendered, as set forth in Section 4.2.1D.2 of the contract), or N.J.A.C. 10:74-9.1; and

d.
The service is not a trauma service covered by the provisions of NJAC 11:24-6.3(a)3.i; and

e.
The protections afforded to enrollees under 42 USC 1395w-4(g)(3)(A), 42 USC 1395cc(a)(1)(A), 42 USC 1396a(n)(3), 42 USC 1396u-2(b)(6), 42 CFR 438.106, NJAC 11:24-9.1(d)9, and/or NJAC 11:24-15.2(b)7.ii do not apply; and

f.
The Subcontractor has received no program payments from either DMAHS or the Contractor for the service; or

g.
The Enrollee has been paid for the service by a health insurance company or other third party (as defined in NJSA 30:4D-3.m), and the Enrollee has failed or refused to remit to the Subcontractor that portion of the third party’s payment to which the Subcontractor is entitled by law.

2.
Notwithstanding any provision in this contract to the contrary, an Enrollee shall not be responsible for the cost of care, except for any authorized cost-sharing, under the following circumstances:
a.
The services are provided in association with an emergency department visit or inpatient stay at a participating network hospital, whether or not the servicing provider(s) or the admitting physician is a participating provider in the Contractor’s network; or

b.
The Enrollee obtains a referral/authorization for services by, and schedules an appointment with, a participating specialist, but a non-participating specialist affiliated with the same practice as the participating specialist renders the services because the participating specialist is not available.

W. OFF-SHORE

1.
All services pursuant to any Subcontract shall be performed within the United States.

X. FURTHER DELEGATION OF ANY DELEGATED ACTIVITY IS NOT PERMISSIBLE.

ADDITITIONAL REGULATORY REQUIREMENTS

A. WRITTEN POLICIES REQUIRED WHEN ENTITY RECIEVES $5,000,000 OR MORE

1. Any Subcontractor/entity that receives or makes annual payments under the State plan of at least $5,000,000, as a condition of receiving such payments, shall:

a.
Establish written policies for all employees of the Subcontractor/entity (including management), and of any contractor or agent of the Subcontractor/entity, that provide detailed information about the False Claims Act established under sections 3729 through 3733 of title 31, United States Code, administrative remedies for false claims and statements established under chapter 38 of title 31, United States Code, any State laws pertaining to civil or criminal penalties for false claims and statements, and whistleblower protections under such laws, with respect to the role of such laws in preventing and detecting fraud, waste, and abuse in Federal health care programs(as defined in section 1128B(f));

b.
Include as part of such written policies, detailed provisions regarding the Subcontractor/entity’s policies and procedures for detecting and preventing fraud, waste, and abuse; and

c.
Include in any employee handbook for the Subcontractor/entity, a specific discussion of the laws described in subparagraph (a), the rights of employees to be protected as whistleblowers, and the Subcontractor/entity’s policies and procedures for detecting and preventing fraud, waste, and abuse.
d.
d. Include verification that any current or prospective employees (regular or temporary) who directly or indirectly will be furnishing, ordering, directing, managing or prescribing items or services in whole or in part are not excluded, unlicensed or uncertified by searching the following databases on a monthly basis:
1.
State of New Jersey debarment list (mandatory): http://www.nj.gov/comptroller/divisions/medicaid/disqualified
2.
Federal exclusions database (mandatory): http://exclusions.oig.hhs.gov/
3.
N.J. Treasurer’s exclusions database (mandatory): http://www.state.nj.us/treasury/revenue/debarment/debarsearch.shtml
4.
N.J. Division of Consumer Affairs licensure databases (mandatory): http://www.njconsumeraffairs.gov/Pages/verification.aspx

5.
N.J. Department of Health licensure database (mandatory): http://www.state.nj.us/health/guide/find-select-provider/
6.
Certified nurse aide and personal care assistant registry (mandatory, if applicable): http://njna.psiexams.com/search.jsp
7.
Federal exclusions and licensure database (optional and fee-based): http://www.npdb.hrsa.gov/hcorg/pds.jsp

EXHIBIT E-17

New York State-Specific Requirements (Empire)

This Exhibit is attached to and incorporated into the Agreement (as defined below) and is applicable solely to Vendor’s services as described in the Agreement provided to or for the administration of the Programs (as defined herein) in the State of New York. To the extent, any provisions herein conflict with the provisions set forth in the Agreement, the provisions in this Exhibit shall control for the Vendor’s services that are provided to individuals who are enrolled in the Programs (hereinafter collectively referred to as “Members”).

Subject to the New York State Department of Health (“SDOH”) approval, if such is required, HealthPlus HP, LLC, dba Empire BlueCross BlueShield HealthPlus (“Company”) may subcontract for administrative and management services including, but not limited to, quality assurance and utilization review activities and such other services as are set forth in the Program Contract. In addition, Company must oversee and evaluate Vendor’s ability to perform the delegated activities.

For the purposes of this Exhibit, the following definitions shall apply. Any capitalized terms in this Exhibit not otherwise defined shall have the meaning ascribed to them in the Program Contract.

a)
“Agreement” shall mean the contract to which this Exhibit is attached which describes services provided by Vendor.
b)
“Program” shall mean the terms of coverage under an applicable benefit contract, any Medicaid managed care program (“Medicaid”), a state or local Child Health Insurance Program (“CHIP”), a Medicare managed care program (“Medicare”), a Medicare- Medicaid plan for dual eligible (“MMP”), any successor programs thereto, a commercial managed care program, or any other state or federal program under which Company has authority under Article 44 of the New York Public Health Law to arrange for services for Members.
c)
“Program Contract” shall mean any contract between Company and a jurisdiction, or any applicable agency of a jurisdiction, which governs the delivery of managed health care services to Members.
d)
“Vendor” shall mean any third party who has a written contract with Company to perform a specified part of Company’s obligations under the Program Contract.

Notwithstanding any provision to the contrary in the Agreement, or in any subcontract flowing out of the Agreement, or any subcontract flowing out of the Program Contract, Vendor agrees as follows:

1.
All subcontracts are subject to the following:
a)
The activities and report responsibilities delegated to Vendor may be revoked in whole or in part and sanctions imposed if Vendor does not satisfy standards set forth herein or take the corrective action set forth herein;
b)
The work performed by Vendor must be in accordance with the terms of the Program Contract;
c)
Vendor specifically agrees to be bound by the confidentiality provisions set forth in the Program Contract;
d)
Any subcontracts related to the delivery of services to Members shall be memorialized by a written agreement that shall specify the activities and reporting responsibilities delegated to Vendor;
e)
The delegation by Company of its responsibilities assumed by the Agreement to

Vendor will be limited to those specified in the Agreement;
f)
If said delegation includes service authorization determinations and utilization review, Vendor will have in place and follow written policies and procedures for delegated activities regarding processing requests for initial and continuing authorization of services consistent with SSL § 364-j SSL § 364-j, Article 44 and Article 49 of the PHL, Article 43 of the INSL, 18 NYCRR Part 360-10, and 10 NYCRR Part 98, 42 CFR Part 438, Appendix F of Program Contract, and the Company’s policies and procedures;
g)
The Vendor where delegated to authorize services on behalf of the Company shall ensure that Home and Community Based Waiver (“HCBS”) services included in the benefit package are authorized only where the service setting is compliant with requirements of 42 CFR §§ 441.301(c)(4); 441.530; and 441.710(a)(1) and (2) or the Special Terms and Conditions of the 1115 Medicaid Redesign Team Waiver, as applicable, including that, where an Member lives or receives HCBS in a provider- owned, controlled residential, or non-residential setting, any modification of the additional conditions for provider-owned, controlled residential or non-residential settings required under 42 CFR §§441.301(c)(4)(vi), 441.530(a)(1)(vi), or 441.710(a)(1)(iv), or the Special Terms and Conditions of the 1115 Medicaid Redesign Team Waiver, will be supported by a specific assessed need and justified in the Member’s Person Care Services Program (“PCSP”);
h)
Company and Vendor shall ensure that all provider agreements entered into with contracted providers require acceptance of a woman’s enrollment in the Company’s Program as sufficient to provide services to her newborn, unless the newborn is excluded from enrollment in the Program pursuant to the Program Contract, or the Company does not offer a Program in the mother’s county of fiscal responsibility.

2.
All obligations and duties imposed on Vendor in the Agreement, including those on Vendor’s contracted providers, shall be consistent with the Program Contract and shall not impair any rights accorded to the State of New York or the US Department of Health and Human Services (“DHHS”).

3.
No subcontract shall limit or terminate Company’s duties and obligations under the Program Contract and Company shall be fully responsible for performance of the subcontracted services.

4.
Nothing contained in this Agreement shall create any contractual relationship between Vendor, including any of Vendor’s contracted providers, and the State of New York.
5.
Any subcontract entered into by Company shall fulfill the requirements of 42 CFR Part 438 that are appropriate to the service or activity delegated under such subcontract, including any HCBS settings requirements as applicable.

6.
In the event that Company fails to pay Vendor in accordance with the Agreement, Vendor shall not seek payment from the State of New York, SDOH, Local District of Social Services (“LDSS”), the Member or person’s acting on the Member’s behalf. Further, Vendor agrees to add a provision to any agreements it may have with any provider which states that in the event that Vendor fails to pay the provider in accordance with the Agreement, such provider shall not seek payment from the State of New York, SDOH, LDSS, the Member or person’s acting on the Member’s behalf.

7.
Vendor shall include in every provider contract it enters into a procedure for the resolution of disputes between Vendor and its contracted providers.

8.
Company shall monitor Vendor’s performance on an ongoing basis and subject it to formal review according to time frames established by the State of New York consistent with State laws and regulations.

9.
When deficiencies or areas for improvement are identified, Company and Vendor, as applicable, must take corrective action.

10.
Maintenance of Books and Records. Vendor shall:
a)
upon two (2) business days prior written notice, during normal business hours, unless otherwise provided or permitted by applicable laws, rules, or regulations, provide Office of Mental Health (“OMH”), Office of Alcoholism and Substance Abuse Services (“OASAS”), the Comptroller of the State of New York, the New York State Office of the Attorney General, or their designees, access to all records for the purposes of examination, audit, and copying that pertain to its performance in connection with the Agreement and the Program Contract.
b)
allow SDOH, OMIG, DHHS, and the Comptroller General of the United States, the New York State Office of the Attorney General or their designees, at any time, to inspect and audit any records or documents of the Vendor or Vendors subcontractors that pertain to its performance in connection with the Agreement and the Program Contract.
c)
make available to SDOH, OMIG, DHHS, and the Comptroller General of the United States, the New York State Office of the Attorney General or their designees, at any time, its premises, physical facilities, and equipment where Medicaid-related activities or work is conducted;
d)
upon request, take all reasonable actions not otherwise required by the subcontract or other applicable authority to provide or ensure access to such records or documents as required by the Program Contract and to the premises, physical facilities, and equipment where Program activities or work is conducted;
e)
preserve and retain all records and document that pertain to its performance in connection with the Agreement and the Program Contract in a readily accessible form during the term of the Agreement or the Program Contract, whichever occurs later, for a period of ten (10) years thereafter, except that the Vendor shall retain Member’s medical records that are in its possession for a period of ten (10) years after the date of service rendered to the Member, of cessation of Company’s operation, and in the case of a minor, for ten (10) years after the date of service or three (3) years after majority, whichever occurs later;

f)
agree that the right to audit under the Program Contract and the Agreement will exist for ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later; and
g)
agree that the provisions of the Agreement relating to record maintenance and audit shall survive the termination of the Agreement and the Program Contract and shall bind Vendor until the expiration of a period of ten (10) years commencing with the termination of the Agreement or the Program Contract or, if an audit is commenced, until the completion of the audit, whichever occurs later. If Vendor becomes aware of any litigation, claim, financial management review or audit that is started before the expiration of the ten (10) year period, the records shall be retained until all litigation, claims, financial management reviews or audit findings involving the record have been resolved and final action taken.

11.
Vendor agrees that the following are ineligible physicians/groups/providers:
a.
Entities convicted of a criminal offense related to delivery of Title XVIII, Title XIX, or Title XXI services.
b.
Entities convicted of payment abuse.
c.
Entities convicted of fraud or other financial misconduct.
d.
Entities convicted of obstructing an investigation.
e.
Entities convicted of offenses relating to controlled substances.
f.
Entities terminated from the Title XIX Program.
g.
Entities terminated from the Title XXI Program.
h.
Entities that meet the following criteria:
i.
An individual/entity that is debarred, suspended, or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or from participating in non-procurement activities under regulations issued under Executive Order No.12549 or under guidelines implementing Executive Order No. 12549.
•
An individual/entity that is an affiliate, as defined in the Federal Acquisition Regulation, of an individual/entity that meets the requirements of subsection h(i) above.

The affiliate relationship is described as follows:

•
A director, officer, or partner of the individual/entity.
•
A person with beneficial ownership of five percent or more of the individual’s/entity’s equity.
•
A person with an employment, consulting or other arrangement with Vendor who performs any part of Vendor’s obligations under its contract with Company.

Please refer to the Federal Debarment List located at: www.epls.arnet.gov for a listing of federally debarred and suspended individuals/entities.

12.
Vendor certifies that neither it nor its principals nor any of its subcontractors are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from entering into the Agreement by any federal agency or by any department, agency or political subdivision of the State of New York. For purposes of this Exhibit, “principal” means an officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or a person who has a critical influence or substantive control over Vendor’s operations.

13.
Vendor agrees to comply with requirements set forth in 42 CFR 455.100 through 455.106 (regarding disclosure by Vendor of ownership and control information and disclosure of information on Vendors’ owners' and other persons' conviction of criminal offenses against Medicare, Medicaid, or Title XX services program) and will agree to provide required disclosures at the time of initial contract, upon contract renewal, and/or upon request by Company. Vendor further agrees to notify Company within thirty-five (35) days of any changes to the required disclosures.

14.
Vendor shall comply with all federal and state laws, rules and regulations promoting fair employment practices or prohibiting employment discrimination and unfair labor practices and shall not discriminate in the hiring of any applicant for employment nor shall any qualified employee be demoted, discharged or otherwise subject to discrimination in the tenure, position, promotional opportunities, wages, benefits or terms and conditions of their employment because of race, color, national origin, ancestry, age, sex, religion, disability, handicap, sexual orientation or for exercising any rights afforded by law.

15.
Vendor commits to purchasing supplies and services from certified minority or women-owned businesses, small businesses or businesses owned by socially or economically disadvantaged persons or persons with disabilities.

16.
The statutes, rules, regulations, and applicable Medicaid updates of the Program including 18 NYCRR 515.2 as it relates to the furnishing of medical care, services or supplies provided directly by, or under the supervision of, or ordered, referred or prescribed by participating providers will apply to Vendor, and Vendor’s contracted providers and subcontractors, regardless of whether Vendor or Vendor’s contracted providers or subcontractors are enrolled as a Medicaid provider, including 18 NYCRR 515.2, except to the extent that any reference in the regulations regarding the establishment of rates, fees, and claiming instructions will refer to the rates, fees and claiming instructions set by Company.

17.
Company’s Agreement with subcontractors shall impose obligations and duties that are consistent with the Program Contract, and that do not impair any rights accorded to LDSS, SDOH, DHHS, Office of the Medicaid Inspector General (“OMIG”), Office of the State Comptroller (“OSC”) or the New York State Office of the Attorney General.

18.
Nothing in the Agreement or any subcontract shall be construed to limit the authority of the New York State Office of the Attorney General to commence any action pursuant to 31

U.S.C. §3729 et seq., State Finance Law § 187 et seq., Social Services Law § 145-b or other New York or Federal statutes, regulations or rules.

19.
Company must monitor Vendor’s performance on an ongoing basis and subject it to formal review according to time frames established by the SDOH, consistent with State laws and regulations, and the terms of the Program Contract. When deficiencies or areas for improvement are identified, Company and Vendor must take corrective action and report deficiencies as required by the Program Contract.

20.
Company shall not enter into any agreement with any vendor or third party that would limit any right to commence an action or to obtain recovery from providers by the State, including, but not limited to, the New York State Office of the Attorney General, SDOH, OMIG and OSC, even under circumstances where Company has obtained an overpayment recovery from a provider. Nothing in the Agreement shall be construed to limit the amount of any recovery sought or obtained by the New York State Office of the Attorney General, SDOH, OMIG, and OSC from Company, Vendor, or from any third party.

21.
Each year, Company must meet the percentage of total provider payments targets that are detailed in the NYS value-based payment roadmap. Company must submit a proposed plan to SDOH by December 1st each year to identify which providers will be impacted by the alternate payment arrangements, the type of arrangements Company has implemented or plans to implement, and the percent of provider payments impacted. Company must receive approval from SDOH, OMH, and OASAS for alternative payment arrangements affecting licensed, certified or designated behavioral health providers if the methodology differs from traditional fee for service.
22.
The parties acknowledge that the New York State Office of the Attorney General, SDOH, OMIG and OSC have the right to recover overpayments, penalties, and other damages from Company, Vendor, participating providers, non-participating providers, subcontractors, and third parties in the Company network as a result of any investigation, audit or action commenced by the New York State Office of the Attorney General, SDOH, OMIG, and OSC, including, but not limited to any litigation brought pursuant to State Finance Law § 187 et seq. or 31 U.S.C. § 3729 et seq. Company shall not have a right to recover from the State any recovery obtained by the State pursuant to 31 U.S.C. § 3729 et seq., State Finance Law § 187 et seq., or other New York or Federal statutes, regulations or rules. Vendor shall withhold payments to participating providers and non-participating providers as directed by SDOH or OMIG and the Program Contract. In addition, the Company upon notification from SDOH shall terminate the Agreement if the Vendor fails or refuses to pay, or enter into a repayment agreement to pay, the full amount of any overpayment, fine or monetary penalty owed under the Programs including interest thereon.

23.
Nothing in the Agreement shall be construed to limit the authority of the New York State Office of the Attorney General, OMIG, OSC or SDOH to investigate, audit or otherwise obtain recoveries from Company, Vendor, or third party.

24.
Neither Company nor Vendor shall by contract or written policy or written procedure, prohibit or restrict any health care provider from the following:
a)
Disclosing to any subscriber, Member, patient, designated representative or, where appropriate, prospective Member any information that such provider deems appropriate regarding:
i.
a condition or a course of treatment with such subscriber, Member, patient, designated representative or prospective Member, including the availability of other therapies, consultations, or tests; or
ii.
the provisions, terms, or requirements of Program products as they relate to a Member, where applicable.
b)
Filing a complaint, making a report or comment to an appropriate governmental body regarding the policies or practices of Company or Vendor when such health care provider believes that the policies or practices negatively impact upon the quality of, or access to, patient care.
c)
Advocating to Company or Vendor on behalf of the Member for approval or coverage of a particular treatment or for the provision of health care services.

25.
Vendor shall not terminate a contract with a health care professional unless Vendor provides to the health care professional a written explanation of the reasons for the proposed termination and an opportunity for a review or hearing as hereinafter provided. For purposes of this section, a health care professional is an individual licensed, registered or certified pursuant to Title VII of the Education Law. These requirements shall not apply in cases involving imminent harm to patient care, a determination of fraud, or a final disciplinary action by a state licensing board or other governmental agency that impairs the health care professional’s ability to practice.
a)
When Vendor desires to terminate a contract with a health care professional, the notification of the proposed termination by Vendor to the health care professional shall include:
i.
the reasons for the proposed action;
ii.
notice that the health care professional has the right to request a hearing or review, at the provider’s discretion, before a panel appointed by Vendor;
iii.
a time limit of not less than thirty (30) days within which a health care professional may request a hearing; and
iv.
a time limit for a hearing date which must be held within thirty (30) days after the date of receipt of a request for a hearing.
b)
No contract or agreement between Vendor and a health care professional shall contain any provision, which shall supersede or impair a health care professional’s right to notice of reasons for termination and the opportunity for a hearing or review concerning such termination.
c)
A health care professional that has been notified of his or her proposed termination must be allowed a hearing. The procedures for this hearing must meet the following standards:
i.
The hearing panel shall be comprised of at least three persons appointed by Vendor. At least one person on such panel shall be a clinical peer in the same discipline and the same or similar specialty as the health care professional under review. The hearing panel may consist of more than three persons, provided however, that the number of clinical peers on such panel shall constitute one-third or more of the total membership of the panel.

ii.
The hearing panel shall render a decision on the proposed action in a timely manner. Such decision shall include reinstatement of the health care professional by Vendor, provisional reinstatement subject to conditions set forth by Vendor or termination of the health care professional. Such decision shall be provided in writing to the health care professional.
iii.
A decision by the hearing panel to terminate a health care professional shall be effective not less than thirty (30) days after the receipt by the health care professional of the hearing panel’s decision. Notwithstanding the termination of a health care professional for cause or pursuant to a hearing, Vendor shall permit a Member to continue an on-going course of treatment for a transition period of up to ninety (90) days, and post-partum care, subject to the agreement between Vendor and contracted provider, pursuant to PHL § 4403(6)(e).
iv.
In no event shall termination be effective earlier than sixty (60) days from the receipt of the notice of termination.

26.
Vendor Compliance with Applicable Laws.
a)
Notwithstanding any inconsistent provisions in the Agreement, the Vendor shall comply with all applicable requirements of the State Public Health Law; the State Social Services Law; the State Finance Law; Title XIX of the Social Security Act; Title VI of the Civil Rights Act of 1964 and 45 CFR Part 80, as amended; Title IX of the Education Amendments of 1972; Section 504 of the Rehabilitation Act of 1973 and 45 CFR Part 84, as amended; the Age Discrimination Act of 1975 and 45 CFR Part 91, as amended; the ADA; Title XIII of the Federal Public Health Services Act, 42 U.S.C § 300e et seq., regulations promulgated thereunder; the Health Insurance Portability and Accountability Act of 1996 (P.L. 104-191) and related regulations; the Federal False Claims Act, 31

U.S.C. § 3729 et seq.; for contractors operating in New York City, the New York City Health Code; and all other applicable legal and regulatory requirements in effect at the time that the Agreement is signed and as adopted or amended during the term of the Agreement. The parties agree that the Agreement shall be interpreted according to the laws of the State of New York.

b)
Vendor will assist in the resolution of compliance issues, including taking part in implementation of corrective actions, reporting results, monitoring effectiveness, or updating/correcting/modifying policies, procedures, or business practices upon request.
c)
Vendor and its subcontractors, if any, shall report and return any overpayments to Company within sixty (60) days from the date the overpayment is identified. Overpayments that are not returned within sixty (60) days from the date the overpayment was identified may result in offset by Company or in a penalty pursuant to state or federal law. Vendor shall report said overpayments to Company to enable Company to produce or report such information to SDOH or OMIG as required by the Program Contract.
d)
Compliance Program. Vendor agrees and shall require its contracted providers to agree that if it claims, orders, or is paid $500,000 or more per year from the Medical Assistance Program, including, in the aggregate, claims submitted to or paid directly by the Program and/or claims submitted to or paid by any Company or Vendor under the Medicaid

Managed Care Program, that it shall adopt and implement a compliance program which meets the requirements of New York State Social Services Law § 363-d(2) and 18 NYCRR § 521.3.
e)
Compliance Program Certification. Vendor agrees and shall require its contracted providers to agree that if they are subject to the requirements of Section 26(d) of this Exhibit, Vendor and contracted providers shall certify to SDOH, using a form provided by OMIG on its website, within thirty (30) days of entering into an agreement with the Company or Vendor, if they have not so certified within the past year that a compliance program meeting the requirements of 18 NYCRR §521.3 and Social Services Law § 363- d(2) is in place. Vendor shall and shall require contracted providers to recertify during the month of December each year thereafter using a form provided by OMIG on OMIG’s website.
f)
Reporting Fraud and Abuse. Vendor shall cooperate with Company’s anti-fraud compliance program and Program Contract requirements in the reporting of actual or suspected fraud, abuse or misconduct. If Vendor identifies any actual or suspected fraud, abuse or misconduct in connection with the services rendered hereunder in violation of state or federal law, Vendor shall immediately report such activity directly to the Company’s Compliance Department, Chief Compliance Officer, the Company Compliance Officer or through the Compliance Hotline in accordance with the Company’s Code of Conduct. Vendor is not limited in any respect in reporting actual or suspected fraud, abuse, or misconduct to Company.
g)
Duty to Report Compliance Issues. Company has a duty to report compliance issues to the DOH or OMIG as required by law. Vendor agrees to notify Company of any actual or suspected compliance issues. Company has numerous methods for reporting suspected compliance issues anonymously. As stated in the Code of Conduct: “Reports may be submitted confidentially and anonymously to the Ethics Office using the Helpline, email or mailing address.”
h)
Prohibited Outreach and Enrollment Practices. The Company and Vendor shall not market to Members for the intended purpose of having them enroll in a different plan product; i.e., other lines of business. Marketing is defined as “any communication, that can reasonably be intended to influence the beneficiary to enroll in, not enroll in, or dis-enroll from another Medicaid managed care plan’s (MMCP) product” (42 CFR 438.104).

Other prohibited outreach activities include:

1.
Using deceptive or coercive marketing/outreach materials and practices such as:
o
Making false statements;
o
Deceiving, misleading, or threatening an eligible person to influence or induce selection of a particular plan;
o
Discouraging enrollment on the basis of health status or need for health care services;
o
Signing a person’s name on the enrollment agreement without consent;
2.
Making any unsolicited personal contact;
3.
Conducting door-to-door solicitation or making inquiries at the home of a prospective enrollee without the prospective enrollee having requested or assented to that contract;
4.
Marketing/outreach in patient rooms or at treatment sites (other than waiting areas) unless requested by the prospective enrollee;
5.
Marketing/outreach in emergency rooms, including waiting areas;
6.
Seeking to induce selection of a MMCP by offering gifts to prospective enrollees which exceed the value specified in the marketing/outreach guidelines;
7.
Distributing new or revised marketing/outreach materials that have not been approved by the department;
8.
Violating State or federal confidentiality laws and implementing regulations;
9.
Providing misleading or false information to the department or the department’s designee to substantiate a prospective enrollee’s eligibility for enrollment; or
10.
Accepting the enrollment of a person when the MMCP has access to information indicating the MMCP was not authorized to enroll the person.

i)
Lobbying. Vendor agrees and shall require any contracted providers to agree that pursuant to 31 U.S.C. §1352 and CFR Part 93, that no federally appropriated funds have been paid or will be paid to any person by or on behalf of the Vendor or any contracted provider for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of any member of Congress in connection with the award of any federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. Vendor agrees and shall require any contracted providers to agree to complete and submit the "Certification Regarding Lobbying," Appendix A-1 attached hereto and incorporated herein, if the agreement exceeds $100,000. If any funds other than federally appropriated funds have been paid or will be paid to any person for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of a member of Congress, in connection with the award of any federal contract, the making of any federal grant, the making of any federal loan, the entering of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant loan, or cooperative agreement, and the Agreement exceeds $100,000 Vendor shall complete and require any contracted providers to complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying," in accordance with its instructions.

EXHIBIT E-18

New York State-Specific Requirements (Highmark)

This Exhibit is attached to and incorporated into the Agreement (as defined below) and is applicable solely to Vendor’s services as described in the Agreement provided to or for the administration of the Programs (as defined herein) in the State of New York. To the extent, any provisions herein conflict with the provisions set forth in the Agreement, the provisions in this Exhibit shall control for the Vendor’s services that are provided to individuals who are enrolled in the Programs (hereinafter collectively referred to as “Members”).

Amerigroup Partnership Plan, LLC (“APP”) and Amerigroup Corporation (“AC”) (collectively “Amerigroup”) are contracted with Highmark Western and Northeastern New York Inc. dba Highmark Blue Cross Blue Shield of Western New York (“Highmark”) to provide certain administrative and management services pursuant to a Management and Administrative Services Agreement in which services are provided in relation to the Program Contract between Highmark and the New York State Department of Health (“SDOH”). As Highmark and Amerigroup are jointly responsible for rights and responsibilities outlined in the Agreement, they are collectively referred to as “Company”. When referring to each individual entity, such shall be referred to as Amerigroup or Highmark as applicable.

Subject to SDOH approval, if such is required, Company may subcontract for administrative and management services including, but not limited to, quality assurance and utilization review activities and such other services as are set forth in the Program Contract. In addition, Company must oversee and evaluate Vendor’s ability to perform the delegated activities.

For the purposes of this Exhibit, the following definitions shall apply. Any capitalized terms in this Exhibit not otherwise defined shall have the meaning ascribed to them in the Program Contract.

a)
“Agreement” shall mean the contract to which this Exhibit is attached which describes services provided by Vendor.
b)
“Program” shall mean the terms of coverage under an applicable benefit contract, any Medicaid managed care program (“Medicaid”), a state or local Child Health Insurance Program (“CHIP”), a Medicare managed care program (“Medicare”), a Medicare- Medicaid plan for dual eligible (“MMP”), any successor programs thereto, a commercial managed care program, or any other state or federal program under which Highmark has authority under Article 44 of the New York Public Health Law to arrange for services for Members.
c)
“Program Contract” shall mean any contract between Highmark and a jurisdiction, or any applicable agency of a jurisdiction, which governs the delivery of managed health care services to Members.
d)
“Vendor” shall mean any third party who has a written contract with Company to perform a specified part of Highmark’s obligations under the Program Contract.

Notwithstanding any provision to the contrary in the Agreement, or in any subcontract flowing out of the Agreement, or any subcontract flowing out of the Program Contract, Vendor agrees as follows:

1.
All subcontracts are subject to the following:
a)
The activities and report responsibilities delegated to Vendor may be revoked in whole or in part and sanctions imposed if Vendor does not satisfy standards set forth herein or take the corrective action set forth herein;
b)
The work performed by Vendor must be in accordance with the terms of the Program Contract;
c)
Vendor specifically agrees to be bound by the confidentiality provisions set forth in the Program Contract;
d)
Any subcontracts related to the delivery of services to Members shall be memorialized by a written agreement that shall specify the activities and reporting responsibilities delegated to Vendor;
e)
The delegation by Company of its responsibilities assumed by the Agreement to Vendor will be limited to those specified in the Agreement;
f)
If said delegation includes service authorization determinations and utilization review, Vendor will have in place and follow written policies and procedures for delegated activities regarding processing requests for initial and continuing authorization of services consistent with SSL § 364-j SSL § 364-j, Article 44 and Article 49 of the PHL, Article 43 of the INSL, 18 NYCRR Part 360-10, and 10 NYCRR Part 98, 42 CFR Part 438, Appendix F of Program Contract, and the Company’s policies and procedures;
g)
The Vendor where delegated to authorize services on behalf of the Company shall ensure that Home and Community Based Waiver (“HCBS”) services included in the benefit package are authorized only where the service setting is compliant with requirements of 42 CFR §§ 441.301(c)(4); 441.530; and 441.710(a)(1) and (2) or the Special Terms and Conditions of the 1115 Medicaid Redesign Team Waiver, as applicable, including that, where an Member lives or receives HCBS in a provider- owned, controlled residential, or non-residential setting, any modification of the additional conditions for provider-owned, controlled residential or non-residential settings required under 42 CFR §§441.301(c)(4)(vi), 441.530(a)(1)(vi), or 441.710(a)(1)(iv), or the Special Terms and Conditions of the 1115 Medicaid Redesign Team Waiver, will be supported by a specific assessed need and justified in the Member’s Person Care Services Program (“PCSP”);
h)
Company and Vendor shall ensure that all provider agreements entered into with contracted providers require acceptance of a woman’s enrollment in the Company’s Program as sufficient to provide services to her newborn, unless the newborn is excluded from enrollment in the Program pursuant to the Program Contract, or the Company does not offer a Program in the mother’s county of fiscal responsibility.

2.
All obligations and duties imposed on Vendor in the Agreement, including those on Vendor’s contracted providers, shall be consistent with the Program Contract and shall not impair any rights accorded to the State of New York or the US Department of Health and Human Services (“DHHS”).
3.
No subcontract shall limit or terminate Company’s duties and obligations under the Program Contract and Company shall be fully responsible for performance of the subcontracted services.

4.
Nothing contained in this Agreement shall create any contractual relationship between Vendor, including any of Vendor’s contracted providers, and the State of New York.

5.
Any subcontract entered into by Company shall fulfill the requirements of 42 CFR Part 438 that are appropriate to the service or activity delegated under such subcontract, including any HCBS settings requirements as applicable.

6.
In the event that Company fails to pay Vendor in accordance with the Agreement, Vendor shall not seek payment from the State of New York, SDOH, Local District of Social Services (“LDSS”), the Member or person’s acting on the Member’s behalf. Further, Vendor agrees to add a provision to any agreements it may have with any provider which states that in the event that Vendor fails to pay the provider in accordance with the Agreement, such provider shall not seek payment from the State of New York, SDOH, LDSS, the Member or person’s acting on the Member’s behalf.

7.
Vendor shall include in every provider contract it enters into a procedure for the resolution of disputes between Vendor and its contracted providers.

8.
Company shall monitor Vendor’s performance on an ongoing basis and subject it to formal review according to time frames established by the State of New York consistent with State laws and regulations.

9.
When deficiencies or areas for improvement are identified, Company and Vendor, as applicable, must take corrective action.

10.
Maintenance of Books and Records. Vendor shall:
a)
upon two (2) business days prior written notice, during normal business hours, unless otherwise provided or permitted by applicable laws, rules, or regulations, provide Office of Mental Health (“OMH”), Office of Alcoholism and Substance Abuse Services (“OASAS”), the Comptroller of the State of New York, the New York State Office of the Attorney General, or their designees, access to all records for the purposes of examination, audit, and copying that pertain to its performance in connection with the Agreement and the Program Contract.
b)
allow SDOH, OMIG, DHHS, and the Comptroller General of the United States, the New York State Office of the Attorney General or their designees, at any time, to inspect and audit any records or documents of the Vendor or Vendors subcontractors that pertain to its performance in connection with the Agreement and the Program Contract.
c)
make available to SDOH, OMIG, DHHS, and the Comptroller General of the United States, the New York State Office of the Attorney General or their designees, at any time, its premises, physical facilities, and equipment where Medicaid-related activities or work is conducted;

d)
upon request, take all reasonable actions not otherwise required by the subcontract or other applicable authority to provide or ensure access to such records or documents as required by the Program Contract and to the premises, physical facilities, and equipment where Program activities or work is conducted;
e)
preserve and retain all records and document that pertain to its performance in connection with the Agreement and the Program Contract in a readily accessible form during the term of the Agreement or the Program Contract, whichever occurs later, for a period of ten (10) years thereafter, except that the Vendor shall retain Member’s medical records that are in its possession for a period of ten (10) years after the date of service rendered to the Member, of cessation of Company’s operation, and in the case of a minor, for ten (10) years after the date of service or three (3) years after majority, whichever occurs later;
f)
agree that the right to audit under the Program Contract and the Agreement will exist for ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later; and
g)
agree that the provisions of the Agreement relating to record maintenance and audit shall survive the termination of the Agreement and the Program Contract and shall bind Vendor until the expiration of a period of ten (10) years commencing with the termination of the Agreement or the Program Contract or, if an audit is commenced, until the completion of the audit, whichever occurs later. If Vendor becomes aware of any litigation, claim, financial management review or audit that is started before the expiration of the ten (10) year period, the records shall be retained until all litigation, claims, financial management reviews or audit findings involving the record have been resolved and final action taken.

11.
Vendor agrees that the following are ineligible physicians/groups/providers:
a.
Entities convicted of a criminal offense related to delivery of Title XVIII, Title XIX, or Title XXI services.
b.
Entities convicted of payment abuse.
c.
Entities convicted of fraud or other financial misconduct.
d.
Entities convicted of obstructing an investigation.
e.
Entities convicted of offenses relating to controlled substances.
f.
Entities terminated from the Title XIX Program.
g.
Entities terminated from the Title XXI Program.
h.
Entities that meet the following criteria:
i.
An individual/entity that is debarred, suspended, or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or from participating in non-procurement activities under regulations issued under Executive Order No.12549 or under guidelines implementing Executive Order No. 12549.
ii.
An individual/entity that is an affiliate, as defined in the Federal Acquisition Regulation, of an individual/entity that meets the requirements of subsection h(i) above.

The affiliate relationship is described as follows:

•
A director, officer, or partner of the individual/entity.
•
A person with beneficial ownership of five percent or more of the individual’s/entity’s equity.
•
A person with an employment, consulting or other arrangement with Vendor who performs any part of Vendor’s obligations under its contract with Company.

Please refer to the Federal Debarment List located at: www.epls.arnet.gov for a listing of federally debarred and suspended individuals/entities.

12.
Vendor certifies that neither it nor its principals nor any of its subcontractors are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from entering into the Agreement by any federal agency or by any department, agency or political subdivision of the State of New York. For purposes of this Exhibit, “principal” means an officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or a person who has a critical influence or substantive control over Vendor’s operations.

13.
Vendor agrees to comply with requirements set forth in 42 CFR 455.100 through 455.106 (regarding disclosure by Vendor of ownership and control information and disclosure of information on Vendors’ owners' and other persons' conviction of criminal offenses against Medicare, Medicaid, or Title XX services program) and will agree to provide required disclosures at the time of initial contract, upon contract renewal, and/or upon request by Company. Vendor further agrees to notify Company within thirty-five (35) days of any changes to the required disclosures.

14.
Vendor shall comply with all federal and state laws, rules and regulations promoting fair employment practices or prohibiting employment discrimination and unfair labor practices and shall not discriminate in the hiring of any applicant for employment nor shall any qualified employee be demoted, discharged or otherwise subject to discrimination in the tenure, position, promotional opportunities, wages, benefits or terms and conditions of their employment because of race, color, national origin, ancestry, age, sex, religion, disability, handicap, sexual orientation or for exercising any rights afforded by law.

15.
Vendor commits to purchasing supplies and services from certified minority or women-owned businesses, small businesses or businesses owned by socially or economically disadvantaged persons or persons with disabilities.

16.
The statutes, rules, regulations, and applicable Medicaid updates of the Program including 18 NYCRR 515.2 as it relates to the furnishing of medical care, services or supplies provided directly by, or under the supervision of, or ordered, referred or prescribed by participating providers will apply to Vendor, and Vendor’s contracted providers and subcontractors, regardless of whether Vendor or Vendor’s contracted providers or subcontractors are enrolled as a Medicaid provider, including 18 NYCRR 515.2, except to the extent that any reference in the regulations regarding the establishment of rates, fees, and claiming instructions will refer to the rates, fees and claiming instructions set by Company.

17.
Company’s Agreement with subcontractors shall impose obligations and duties that are consistent with the Program Contract, and that do not impair any rights accorded to LDSS,

SDOH, DHHS, Office of the Medicaid Inspector General (“OMIG”), Office of the State Comptroller (“OSC”) or the New York State Office of the Attorney General.

18.
Nothing in the Agreement or any subcontract shall be construed to limit the authority of the New York State Office of the Attorney General to commence any action pursuant to 31

U.S.C. §3729 et seq., State Finance Law § 187 et seq., Social Services Law § 145-b or other New York or Federal statutes, regulations or rules.

19.
Company must monitor Vendor’s performance on an ongoing basis and subject it to formal review according to time frames established by the SDOH, consistent with State laws and regulations, and the terms of the Program Contract. When deficiencies or areas for improvement are identified, Company and Vendor must take corrective action and report deficiencies as required by the Program Contract.

20.
Company shall not enter into any agreement with any vendor or third party that would limit any right to commence an action or to obtain recovery from providers by the State, including, but not limited to, the New York State Office of the Attorney General, SDOH, OMIG and OSC, even under circumstances where Company has obtained an overpayment recovery from a provider. Nothing in the Agreement shall be construed to limit the amount of any recovery sought or obtained by the New York State Office of the Attorney General, SDOH, OMIG, and OSC from Company, Vendor, or from any third party.

21.
Each year, Company must meet the percentage of total provider payments targets that are detailed in the NYS value-based payment roadmap. Company must submit a proposed plan to SDOH by December 1st each year to identify which providers will be impacted by the alternate payment arrangements, the type of arrangements Company has implemented or plans to implement, and the percent of provider payments impacted. Company must receive approval from SDOH, OMH, and OASAS for alternative payment arrangements affecting licensed, certified or designated behavioral health providers if the methodology differs from traditional fee for service.

22.
The parties acknowledge that the New York State Office of the Attorney General, SDOH, OMIG and OSC have the right to recover overpayments, penalties, and other damages from Company, Vendor, participating providers, non-participating providers, subcontractors, and third parties in the Company network as a result of any investigation, audit or action commenced by the New York State Office of the Attorney General, SDOH, OMIG, and OSC, including, but not limited to any litigation brought pursuant to State Finance Law § 187 et seq. or 31 U.S.C. § 3729 et seq. Company shall not have a right to recover from the State any recovery obtained by the State pursuant to 31 U.S.C. § 3729 et seq., State Finance Law § 187 et seq., or other New York or Federal statutes, regulations or rules. Vendor shall withhold payments to participating providers and non-participating providers as directed by SDOH or OMIG and the Program Contract. In addition, the Company upon notification from SDOH shall terminate the Agreement if the Vendor fails or refuses to pay, or enter into a repayment agreement to pay, the full amount of any overpayment, fine or monetary penalty owed under the Programs including interest thereon.
23.
Nothing in the Agreement shall be construed to limit the authority of the New York State Office of the Attorney General, OMIG, OSC or SDOH to investigate, audit or otherwise obtain recoveries from Company, Vendor, or third party.

24.
Neither Company nor Vendor shall by contract or written policy or written procedure, prohibit or restrict any health care provider from the following:
a)
Disclosing to any subscriber, Member, patient, designated representative or, where appropriate, prospective Member any information that such provider deems appropriate regarding:
i.
a condition or a course of treatment with such subscriber, Member, patient, designated representative or prospective Member, including the availability of other therapies, consultations, or tests; or
ii.
the provisions, terms, or requirements of Program products as they relate to a Member, where applicable.
b)
Filing a complaint, making a report or comment to an appropriate governmental body regarding the policies or practices of Company or Vendor when such health care provider believes that the policies or practices negatively impact upon the quality of, or access to, patient care.
c)
Advocating to Company or Vendor on behalf of the Member for approval or coverage of a particular treatment or for the provision of health care services.

25.
Vendor shall not terminate a contract with a health care professional unless Vendor provides to the health care professional a written explanation of the reasons for the proposed termination and an opportunity for a review or hearing as hereinafter provided. For purposes of this section, a health care professional is an individual licensed, registered or certified pursuant to Title VII of the Education Law. These requirements shall not apply in cases involving imminent harm to patient care, a determination of fraud, or a final disciplinary action by a state licensing board or other governmental agency that impairs the health care professional’s ability to practice.
a)
When Vendor desires to terminate a contract with a health care professional, the notification of the proposed termination by Vendor to the health care professional shall include:
i.
the reasons for the proposed action;
ii.
notice that the health care professional has the right to request a hearing or review, at the provider’s discretion, before a panel appointed by Vendor;
iii.
a time limit of not less than thirty (30) days within which a health care professional may request a hearing; and
iv.
a time limit for a hearing date which must be held within thirty (30) days after the date of receipt of a request for a hearing.
b)
No contract or agreement between Vendor and a health care professional shall contain any provision, which shall supersede or impair a health care professional’s right to notice of reasons for termination and the opportunity for a hearing or review concerning such termination.

c)
A health care professional that has been notified of his or her proposed termination must be allowed a hearing. The procedures for this hearing must meet the following standards:
i.
The hearing panel shall be comprised of at least three persons appointed by Vendor. At least one person on such panel shall be a clinical peer in the same discipline and the same or similar specialty as the health care professional under review. The hearing panel may consist of more than three persons, provided however, that the number of clinical peers on such panel shall constitute one-third or more of the total membership of the panel.
ii.
The hearing panel shall render a decision on the proposed action in a timely manner. Such decision shall include reinstatement of the health care professional by Vendor, provisional reinstatement subject to conditions set forth by Vendor or termination of the health care professional. Such decision shall be provided in writing to the health care professional.
iii.
A decision by the hearing panel to terminate a health care professional shall be effective not less than thirty (30) days after the receipt by the health care professional of the hearing panel’s decision. Notwithstanding the termination of a health care professional for cause or pursuant to a hearing, Vendor shall permit a Member to continue an on-going course of treatment for a transition period of up to ninety (90) days, and post-partum care, subject to the agreement between Vendor and contracted provider, pursuant to PHL § 4403(6)(e).
iv.
In no event shall termination be effective earlier than sixty (60) days from the receipt of the notice of termination.

26.
Vendor Compliance with Applicable Laws.
a)
Notwithstanding any inconsistent provisions in the Agreement, the Vendor shall comply with all applicable requirements of the State Public Health Law; the State Social Services Law; the State Finance Law; Title XIX of the Social Security Act; Title VI of the Civil Rights Act of 1964 and 45 CFR Part 80, as amended; Title IX of the Education Amendments of 1972; Section 504 of the Rehabilitation Act of 1973 and 45 CFR Part 84, as amended; the Age Discrimination Act of 1975 and 45 CFR Part 91, as amended; the ADA; Title XIII of the Federal Public Health Services Act, 42 U.S.C § 300e et seq., regulations promulgated thereunder; the Health Insurance Portability and Accountability Act of 1996 (P.L. 104-191) and related regulations; the Federal False Claims Act, 31

U.S.C. § 3729 et seq.; for contractors operating in New York City, the New York City Health Code; and all other applicable legal and regulatory requirements in effect at the time that the Agreement is signed and as adopted or amended during the term of the Agreement. The parties agree that the Agreement shall be interpreted according to the laws of the State of New York.

b)
Vendor will assist in the resolution of compliance issues, including taking part in implementation of corrective actions, reporting results, monitoring effectiveness, or updating/correcting/modifying policies, procedures, or business practices upon request.
c)
Vendor and its subcontractors, if any, shall report and return any overpayments to Company within sixty (60) days from the date the overpayment is identified. Overpayments that are not returned within sixty (60) days from the date the overpayment was identified may result in offset by Company or in a penalty pursuant to state or federal law. Vendor shall report said overpayments to Company to enable Company to produce or report such information to SDOH or OMIG as required by the Program Contract.
d)
Compliance Program. Vendor agrees and shall require its contracted providers to agree that if it claims, orders, or is paid $500,000 or more per year from the Medical Assistance Program, including, in the aggregate, claims submitted to or paid directly by the Program and/or claims submitted to or paid by any Company or Vendor under the Medicaid Managed Care Program, that it shall adopt and implement a compliance program which meets the requirements of New York State Social Services Law § 363-d(2) and 18 NYCRR § 521.3.
e)
Compliance Program Certification. Vendor agrees and shall require its contracted providers to agree that if they are subject to the requirements of Section 26(d) of this Exhibit, Vendor and contracted providers shall certify to SDOH, using a form provided by OMIG on its website, within thirty (30) days of entering into an agreement with the Company or Vendor, if they have not so certified within the past year that a compliance program meeting the requirements of 18 NYCRR §521.3 and Social Services Law § 363- d(2) is in place. Vendor shall and shall require contracted providers to recertify during the month of December each year thereafter using a form provided by OMIG on OMIG’s website.
f)
Reporting Fraud and Abuse. Vendor shall cooperate with Company’s anti-fraud compliance program and Program Contract requirements in the reporting of actual or suspected fraud, abuse or misconduct. If Vendor identifies any actual or suspected fraud, abuse or misconduct in connection with the services rendered hereunder in violation of state or federal law, Vendor shall immediately report such activity directly to the Company’s Compliance Department, Chief Compliance Officer, the Company Compliance Officer or through the Compliance Hotline in accordance with the Company’s Code of Conduct. Vendor is not limited in any respect in reporting actual or suspected fraud, abuse, or misconduct to Company.
g)
Duty to Report Compliance Issues. Company has a duty to report compliance issues to the DOH or OMIG as required by law. Vendor agrees to notify Company of any actual or suspected compliance issues. Company has numerous methods for reporting suspected compliance issues anonymously. As stated in the Code of Conduct: “Reports may be submitted confidentially and anonymously to the Ethics Office using the Helpline, email or mailing address.”
h)
Prohibited Outreach and Enrollment Practices. The Company and Vendor shall not market to Members for the intended purpose of having them enroll in a different plan product; i.e., other lines of business. Marketing is defined as “any communication, that can reasonably be intended to influence the beneficiary to enroll in, not enroll in, or dis-enroll from another Medicaid managed care plan’s (MMCP) product” (42 CFR 438.104).

Other prohibited outreach activities include:

1.
Using deceptive or coercive marketing/outreach materials and practices such as:
o
Making false statements;
o
Deceiving, misleading, or threatening an eligible person to influence or induce selection of a particular plan;
o
Discouraging enrollment on the basis of health status or need for health care services;
o
Signing a person’s name on the enrollment agreement without consent;
2.
Making any unsolicited personal contact;
3.
Conducting door-to-door solicitation or making inquiries at the home of a prospective enrollee without the prospective enrollee having requested or assented to that contract;
4.
Marketing/outreach in patient rooms or at treatment sites (other than waiting areas) unless requested by the prospective enrollee;
5.
Marketing/outreach in emergency rooms, including waiting areas;
6.
Seeking to induce selection of a MMCP by offering gifts to prospective enrollees which exceed the value specified in the marketing/outreach guidelines;
7.
Distributing new or revised marketing/outreach materials that have not been approved by the department;
8.
Violating State or federal confidentiality laws and implementing regulations;
9.
Providing misleading or false information to the department or the department’s designee to substantiate a prospective enrollee’s eligibility for enrollment; or
10.
Accepting the enrollment of a person when the MMCP has access to information indicating the MMCP was not authorized to enroll the person.

i)
Lobbying. Vendor agrees and shall require any contracted providers to agree that pursuant to 31 U.S.C. §1352 and CFR Part 93, that no federally appropriated funds have been paid or will be paid to any person by or on behalf of the Vendor or any contracted provider for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of any member of Congress in connection with the award of any federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. Vendor agrees and shall require any contracted providers to agree to complete and submit the "Certification Regarding Lobbying," Appendix A-1 attached hereto and incorporated herein, if the agreement exceeds $100,000. If any funds other than federally appropriated funds have been paid or will be paid to any person for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of a member of Congress, in connection with the award of any federal contract, the making of any federal grant, the making of any federal loan, the entering of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant loan, or cooperative agreement, and the Agreement exceeds $100,000 Vendor shall complete and require any contracted providers to complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying," in accordance with its instructions.

EXHIBIT E-19

NORTH CAROLINA MEDICAID PROGRAM PARTICIPATION EXHIBIT AND SPECIFIC REQUIREMENTS

This North Carolina Medicaid Program Participation Exhibit and Specific Requirements (the “Regulatory Exhibit”) will supplement the Agreement (the “Agreement”) between Amerigroup Partnership Plan, LLC (“Amerigroup”) and Vendor (“Vendor”) and will run concurrently with the terms of the Agreement. Amerigroup Partnership Plan, LLC (“Amerigroup”) is contracted with Blue Cross Blue Shield North Carolina (“Blue Cross NC”) to provide certain administrative and operational services pursuant to a Marketing and Administrative Services Agreement in which services are provided in relation to the Program Contract between Blue Cross NC and DHHS. As Blue Cross NC and Amerigroup are jointly responsible for rights and responsibilities outlined in the Agreement, they are collectively referred to as “Company” such reference may apply jointly or separately.

Vendor agrees the provisions set forth in this Regulatory Exhibit shall be deemed to be part of the Agreement as applicable to services rendered by Vendor and are intended to comply with legislative and regulatory requirements of the Agency. To the extent that such laws and regulations are applicable and/or are not otherwise preempted by federal law, the provisions set forth in this Regulatory Exhibit shall apply. The provisions of this Regulatory Exhibit apply with respect to individuals who are enrolled in the Blue Cross North Carolina Medicaid Program (hereinafter collectively referred to as “Members”). These provisions shall also be incorporated into any subcontracts whether by reference or as expressly set forth. Failure of Vendor to incorporate these provisions shall not relieve Vendor or its subcontractors from compliance with applicable provisions.

1.
For purposes of this Regulatory Exhibit, the following terms shall have the meanings set forth below with respect to services furnished under the North Carolina Medicaid Program. Any capitalized terms in this Regulatory Exhibit not otherwise defined shall have the meaning ascribed in the Program Contract.
a.
“Agency” shall mean where applicable, the State of North Carolina and its regulatory agencies (the “State”), including, but not limited to, North Carolina Department of Health and Human Services (“DHHS”), North Carolina Division of Health Benefits (“DHB”), and/or the Centers for Medicare and Medicaid Services (“CMS”)
b.
“Program” shall mean any federal or state funded program under the Social Security Act, and any other federal, state, county or other municipally funded program or product in which Blue Cross NC maintains a contract to furnish services.
c.
“Program Contract” means the contract between Blue Cross NC and an applicable party, such as an Agency, which governs the delivery of Health Services by Blue Cross NC to Covered Person(s) pursuant to a Government Program
d.
“Regulatory Requirements” means any requirements, as amended from time to time, imposed by applicable federal, state or local laws, rules, regulations, guidelines, instructions, Program Contract, or otherwise imposed by an Agency or government regulator in connection with the procurement, development or operation of a health benefit plan, or the performance required by either party under the Agreement and this Regulatory Exhibit. The omission from the Agreement or this Regulatory Exhibit of an express reference to a Regulatory Requirement applicable to either party in connection with their duties and responsibilities shall in no way limit such party's obligation to comply with such Regulatory Requirement.

e.
“Vendor” shall mean any third-party including subcontractors who have a written contract with Company to perform a specified part of the Company’s obligations under the Program Contract.

2.
Prior Approval by Agency. Any work performed under the Program Contract will not be subcontracted to Vendor without prior approval of the Agency. Prior to the start of services by Vendor, Company will submit a written request for approval at least sixty (60) calendar days prior to the start of the Agreement. Upon request, Company will provide the Agency with copy of all agreements between Company and Vendor.

3.
Compliance with Regulatory Requirements. Vendor, including its employees and any subcontractors contracted by Vendor, shall comply with state and federal program requirements, rules, and regulations and the Program Contract. Vendor, Vendor’s employees, and any subcontractors contracted by Vendor shall comply with changes and modifications to state and federal program requirements, regulations and rules. To ensure timely submission to State by Company, Vendor shall comply with the reporting requirements established by the Program Contract.

4.
Disclosure of Litigation, Criminal Conviction, Adverse Financial Condition, and Ownership Interest.
a.
Vendor shall notify Company within thirty (30) calendar days if it, or their officers, directors, or key personnel who may provide services under the Agreement, have ever been convicted of a felony, or any crime involving moral turpitude, including, but not limited to fraud, misappropriation, or deception. Vendor shall promptly notify Company of any criminal litigation, investigations, or proceedings involving Vendor or any of the forgoing entities’ then current officers or directors during the term of the Agreement. Vendor shall notify Company promptly of any civil litigation, regulatory finding or penalty, arbitration, proceeding, or judgments against it during the three (3) years preceding the Agreement, or which may occur during the term of the Agreement, that involves (1) services or related goods similar to those provided pursuant to the Agreement and that involve a claim that may affect the viability or financial stability of the Vendor, or (2) a claim or written allegation of fraud, arising out of Vendor’s business activities, or (3) a claim or written allegation that the Vendor violated any federal, state or local statute, regulation or ordinance. Multiple lawsuits and or judgments against the Vendor shall be disclosed to the Company to the extent they affect the financial solvency and integrity of the Vendor. The Vendor’s failure to fully and timely comply with the terms of this Section may constitute a material breach of the Agreement and result in termination of the Agreement.
b.
The State reserves the right to request a criminal background check on any Vendor’s current or prospective employee. The Vendor is responsible for obtaining from each prospective Vendor employee a signed statement permitting a criminal background check. When requested by the State, the Vendor must obtain (at their own expense) and provide the appropriate Agency with a North Carolina State Bureau of Investigation (SBI) and/or FBI background check on all new employees prior to assignment. The Vendor may not hire an employee who has a criminal record that consists of a felony unless prior written approval is obtained from the appropriate Agency. The Vendor shall keep any records related to these verifications for the life of the Agreement.
c.
Vendor must disclose to Company, any persons or corporations with an ownership or control interest that (i.) has direct, indirect, or combined direct/indirect ownership interest of five (5%) or more of the Vendor’s equity; (ii.) owns five (5%) or more of any mortgage, deed of trust, note, or other obligation secured by the Vendor if that interest equals at least five (5%) of the value of the Vendor’s assets; (iii.) is an officer or director of the Vendor organized as a corporation; or (iv.) is a partner of the Vendor organized as a partnership.

5.
Insurance. Vendor shall be fully responsible for all, worker's compensation insurance, and all other applicable insurance coverage obligations which arise under the Agreement, for itself and its employees. At a minimum, Vendor shall provide and maintain worker’s compensation insurance, as required by the laws of North Carolina, as well as employer’s liability coverage with minimum limits of $500,000.00, covering all of Vendor’s employees who are engaged in any work under the Agreement.

6.
Indemnity. Without limiting Company’s rights under the Indemnification provision within the Agreement, Vendor will indemnify the State for any and all claims, damages, law suits, costs, judgments, expenses, and any other liabilities resulting from bodily injury to any person (including injury resulting in death) or damage to property that may arise out of or are related to Vendor's performance under the Program Contract, providing such bodily injury or property damage is due to the negligence of the Vendor, its employees, agents, or subcontractors.

7.
Independent Contractor Status. Vendor and its employees, officers and executives, and subcontractors, if any, shall be independent contractors and not employees or agents of the State. Furthermore, Vendor affirms that although Agency is an intended third-party beneficiary, the Agreement does not create a contract between the Agency and Vendor.

8.
Vendor shall;
a.
not employ or contract with providers excluded from participation in Federal health care programs, under either section 1128 or section 1128A of the Social Security Act.
b.
not submit claims or encounter data for health care services directly to the State.
c.
implement compliance programs that meet the requirements of 42 C.F.R. § 438.608 and a policy and procedure that meet the Deficit Reduction Act of 2005 requirements.
d.
require participating providers, in accordance with federal regulations, have and implement a policy recognizing Medicaid as the payer of last resort.
e.
annually certify that no payments are made for services or items provided to a provider, subcontractor or financial institution located outside of the United States.
f.
not impose a monetary advantage or penalty that would affect a Member’s choice of pharmacy in accordance with N.C. Gen. Stat. § 58-51-37(c)(4) or any other provider.

9.
Vendor Obligations to Members.
a.
Interpretation services are to be made available to all potential Members and Members including oral interpretation and the use of auxiliary aids such as TTY/TDD and American Sign Language. Oral interpretation requirements apply to all non-English languages, not just those that the Agency identifies as prevalent. These interpretation services are to be provided free of charge to each Member. Vendor shall notify the Company in writing within five (5) business days each time, Vendor charges a Member, potential Member, authorized representative, or guardian for interpreter or translation services. Vendor must ensure that participating providers provide physical access, reasonable accommodations, and accessible equipment for Members with physical or mental disabilities.
b.
Vendor is prohibited from seeking payment or damages from a potential or enrolled Member or from the Agency, whether on its own behalf or behalf of Company.

10.
Fraud, Abuse and Waste. Company will provide Vendor with training materials regarding fraud, waste and abuse prevention. Vendor is required to fully cooperate in any investigation by the State, DHHS Inspector General, CMS, or any other state of federal entity and any subsequent legal action that may result from the investigation. Vendor must implement and maintain arrangements or procedures that include provision for the prompt referral of any potential fraud, waste, or abuse the Vendor identifies to the Company.

11.
Records/Audits. Pursuant to N.C. Gen. Stat. §§ 147-64.7 and 143-49(9), Vendor will cooperate with the DHHS, the State Auditor, CMS, the DHHS Inspector General, the Comptroller General or the designee of any of these entities in any audit, evaluation, or inspection (from the beginning of the Agreement until ten (10) years from the end date of the Agreement or the last audit, whichever is later) of the Vendor’s or delegate’s premises, physical facilities, equipment, books, records, contracts, computers, or other electronic systems relating to its activities under the Agreement, to the Company and potential and enrolled Members. Such audit, evaluations, or inspections may pertain to any aspect of services and activities performed, or determination of amounts payable under the Program Contract. Notwithstanding the above, if the State, CMS or DHHS Inspector General determine that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the DHHS Inspector General may inspect, evaluate, and audit Vendor at any time.

12.
Confidentiality. Vendor shall maintain the privacy, security and confidentiality of all data, information, working papers, and other documents related to the Agreement and the Program Contract. The Vendor shall treat all information obtained through its performance under the Agreement as confidential information and shall not use such information except as provided under the Agreement and the Program Contract. Any use, sale, or offer of confidential information except as contemplated under the Agreement or the Program Contract or approved in writing by the Agency shall be a violation of the Agreement and Program Contract. Any such violation will be considered a material breach of the Agreement. Vendor specifically warrants that it, its officers, directors, principals, employees, any subcontractors, and approved third-party contractors shall hold all information received during performance of the Agreement in the strictest confidence and shall not disclose the same to any third party except as contemplated under the Agreement or approved in writing by Company.

13.
Privacy and Security Incidents and Breaches. Vendor shall report all privacy and security incidents (whether confirmed or suspected) and any breaches to Company within twelve

(12) hours after the incident is first discovered. If a Social Security number has been compromised, the incident must be reported to Company within thirty (30) minutes of discovery of the incident.

14.
Monitoring. Company remains solely responsible for the performance of Vendor. Company shall perform on-going monitoring of the Vendor and shall confirm compliance with Agreement requirements. As part of on-going monitoring, the Company shall identify to the Vendor deficiencies or areas for improvement and shall require the Vendor to take appropriate corrective action. Company shall perform a formal performance review at least annually. Furthermore, Company shall timely exercise its contractual remedies against any non-performing subcontractor and, when deemed appropriate by the State, substitute another subcontractor.

15.
Payments to Vendor. Company is responsible for all payments to Vendor under the Agreement. The State shall not be liable for any purchases or subcontracts entered into by the Company or the Vendor in anticipation of funding.

16.
Overpayment or Underpayment Recovery. Vendor must implement and maintain arrangements or procedures for prompt reporting of all overpayments identified or recovered, specifying the overpayments due to potential fraud, to Company. In meeting the requirement of 42 C.F.R. § 438.608(a)(2), recovery of overpayments and underpayments shall be administered in accordance with N.C. Gen. Stat. § 58-3-225(h).

17.
The Agency shall have sole authority to negotiate rebate agreements for all covered drugs in the Program. The Agency shall not delegate authority to negotiate rebate agreements for covered drugs in the Program to Company. The Company or Vendor shall not negotiate rebates for any covered drugs in the Program. If Company or Vendor has an existing rebate agreement with a manufacturer, Program covered drug claims, including outpatient pharmacy, outpatient hospital and physician-administered drugs, must be exempt from such rebate agreements.

18.
Required Provisions. The parties acknowledge and agree the provisions set forth below are provisions which include required Government Language, as defined below, which is required to be included in any contract by and between Company and Company’s subcontractors, and in all contracts, if any, between Company’s subcontractors and a person or entity with which said subcontractor contracts with for the provision of health care services (“Government Language”).

a.
Any capitalized terms used in this section not otherwise defined shall have the meaning ascribed in the Program Contract.
b.
Controlling Language. To the extent any provision contained within this Regulatory Exhibit conflicts with any other provision set forth in the Agreement, or any attachments, addenda, exhibits or schedules hereto, the provisions set forth in this Regulatory Exhibit shall control for purposes of services attributable to services provided to or for the administration to Members in North Carolina.
c.
Modifications or Amendments to the Government Language. The parties acknowledge and agree that any and all modifications or amendments to the Government Language from time to time made by the State or any of its applicable agencies shall be deemed included in this Regulatory Exhibit and each of the parties shall be bound thereby as if such modifications or amendments are contained herein.
d.
The Government Language. The Vendor agrees to serve Members in North Carolina’s managed care program and, in doing so, to comply with all the following provisions:
i.
Compliance with State and Federal Laws. Vendor understands and agrees that it is subject to all state and federal laws, rules, regulations, waivers, policies and guidelines, and court-ordered consent decrees, settlement agreements, or other court orders that apply to the Program Contract and the Company’s managed care contract with the North Carolina Department of Health and Human Services (NC DHHS), and all persons or entities receiving state and federal funds. The Vendor understands and agrees that any violation by a provider of a state or federal law relating to the delivery of services pursuant to this contract, or any violation of the Company’s contract with NC DHHS could result in liability for money damages, and/or civil or criminal penalties and sanctions under state and/or federal law.
ii.
Hold Member Harmless. The Vendor agrees to hold the Member harmless for charges for any covered service. The Vendor agrees not to bill a Member for medically necessary services covered by the Company so long as the Member is eligible for coverage.
iii.
Liability. The Vendor understands and agrees that the NC DHHS does not assume liability for the actions of, or judgments rendered against, the Company, its employees, agents or subcontractors. Further, the Vendor understands and agrees that there is no right of subrogation, contribution, or indemnification against NC DHHS for any duty owed to the Vendor by the Company or any judgment rendered against the Company.
iv.
Non-discrimination: Equitable Treatment of Members. The Vendor agrees to render services to Members with the same degree of care and skills as customarily provided to the Vendor’s patients who are not Members, according to generally accepted standards of medical practice. The Vendor and Company agree that Members and non-Members should be treated equitably. The Vendor agrees not to discriminate against Members on the basis of race, color, national origin, age, sex, gender, or disability.

v.
Department Authority Related to the Medicaid program. The Vendor agrees and understands that in the State of North Carolina, the Department of Health and Human Services is the single state Medicaid agency designated under 42 C.F.R. § 431.10 to administer or supervise the administration of the state plan for medical assistance. The Division of Health Benefits is designated with administration, provision, and payment for medical assistance under the Federal Medicaid (Title XIX) and the State Children's Health Insurance (Title XXI) (CHIP) programs. The Division of Social Services (DSS) is designated with the administration and determination of eligibility for the two programs.
vi.
Access to Vendor Records. The Vendor agrees to provide at no cost to the following entities or their designees with prompt, reasonable, and adequate access to the Company and the Agreement and any records, books, documents, and papers that relate to the Company and the Agreement and/or the Vendor’s performance of its responsibilities under this contract for purposes of examination, audit, investigation, contract administration, the making of copies, excerpts or transcripts, or any other purpose NC DHHS deems necessary for contract enforcement or to perform its regulatory functions: i. The United States Department of Health and Human Services or its designee; ii. The Comptroller General of the United States or its designee; iii. The North Carolina Department of Health and Human Services (NC DHHS), its Medicaid managed care program personnel, or its designee; iv. The Office of Inspector General; v. North Carolina Department of Justice Medicaid Investigations Division; vi. Any independent verification and validation contractor, audit firm, or quality assurance contractor acting on behalf of NC DHHS; vii. The North Carolina Office of State Auditor, or its designee; viii. A state or federal law enforcement agency; ix. And any other state or federal entity identified by NC DHHS, or any other entity engaged by NC DHHS. The Vendor shall cooperate with all announced and unannounced site visits, audits, investigations, post-payment reviews, or other program integrity activities conducted by the NC Department of Health and Human Services. Nothing in this Section shall be construed to limit the ability of the federal government, the Centers for Medicare and Medicaid Services, the U.S. Department of Health and Human Services Office of Inspector General, the

U.S. Department of Justice, or any of the foregoing entities' contractors or agents, to enforce federal requirements for the submission of documentation in response to an audit or investigation.

vii.
Vendor Ownership Disclosure. The Vendor agrees to disclose the required information, at the time of application, and/or upon request, in accordance with 42 C.F.R.§ 455 Subpart B, related to ownership and control, business transactions, and criminal conviction for offenses against Medicare, Medicaid, CHIP and/or other federal health care programs. See 42 C.F.R. § 455, Parts 101 through 106 for definitions, percentage calculations, and requirements for disclosure of ownership, business transactions, and information on persons convicted of crimes related to any federal health care programs. The Vendor agrees to notify, in writing, the Company and the NC Department of Health and Human Services of any criminal conviction within twenty (20) days of the date of the conviction.

viii.
NC G.S. 58-3-225, Prompt Claim Payments under Health Benefit Plans. Per Section 5.(6).g. of Session Law 2015-245, as amended by Section 6.(b) of Session Law 2018-49 pertaining to Chapter 58 protections, Vendor shall submit all claims to the Company for processing and payments within one hundred-eighty (180) calendar days from the date of covered service or discharge (whichever is later). However, the Vendor’s failure to submit a claim within this time will not invalidate or reduce any claim if it was not reasonably possible for the Vendor to submit the claim within that time. In such case, the claim should be submitted as soon as reasonably possible, and in no event, later than one (1) year from the time submittal of the claim is otherwise required. i. For Medical claims (including behavioral health):
1.
The Company shall within eighteen (18) calendar days of receiving a Medical Claim notify the provider whether the claim is clean, or pend the claim and request from the provider all additional information needed to process the claim. 2. The Company shall pay or deny a clean medical claim at lesser of thirty (30) calendar days of receipt of the claim or the first scheduled provider reimbursement cycle following adjudication. 3. A medical pended claim shall be paid or denied within thirty (30) calendar days of receipt of the requested additional information. ii. For Pharmacy Claims: 1. The Company shall within fourteen (14) calendar days of receiving a pharmacy claim pay or deny a clean pharmacy claim or notify the provider that more information is needed to process the claim. 2. A pharmacy pended claim shall be paid or denied within fourteen (14) calendar days of receipt of the requested additional information. iii. If the requested additional information on a medical or pharmacy pended claim is not submitted within ninety (90) days of the notice requesting the required additional information, the Company shall deny the claim per § 58-3-225 (d). 1. The Company shall reprocess medical and pharmacy claims in a timely and accurate manner as described in this provision (including interest and penalties if applicable). iv. If the Company fails to pay a clean claim in full pursuant to this provision, the Company shall pay the Vendor interest and penalty. Late Payments will bear interest at the annual rate of eighteen (18) percent beginning on the date following the day on which the claim should have been paid or was underpaid. v. Failure to pay a clean claim within thirty (30) days of receipt will result in the Company paying the Vendor a penalty equal to one (1) percent of the total amount of the claim per day beginning on the date following the day on which the claim should have been paid or was underpaid. vi. The Company shall pay the interest and penalty from subsections (e) and (f) as provided in that subsection and shall not require the Vendor to request the interest or the penalty.

EXHIBIT E-20

OHIO REGULATORY EXHIBIT

This Ohio Regulatory Exhibit (the “Exhibit”) will supplement the Agreement (the “Agreement”) between Community Insurance Company d/b/a Anthem Blue Cross and Blue Shield (“Anthem”) and Subcontractor (“Subcontractor”) effective upon approval, and will run concurrently with the terms of the Agreement. This Exhibit is limited to the terms and conditions governing the provision of services in the fulfillment of contractual responsibilities to the State of Ohio (“State”) in the provision of health care services. The provisions set forth in this Exhibit shall be deemed to be part of the Program Contract, and are intended to comply with legislative and Regulatory Requirements of the State. To the extent that such laws and regulations are applicable and/or are not otherwise preempted by federal law, the provisions set forth in this Exhibit shall apply. The provisions of this Exhibit apply with respect to individuals who are enrolled in the Ohio Medicaid Program (hereinafter collectively referred to as “Members”).

1.
For purposes of this Exhibit, the following terms shall have the meanings set forth below with respect to services furnished under the Ohio Medicaid Program. Any capitalized terms in this Exhibit not otherwise defined shall have the meaning ascribed in the Program Contract.
a.
Agency shall mean a federal, state, or local agency, administration, board or other governing body responsible for the governance or administration of a Program. With respect to the operation of the Ohio Medicaid Program, as used herein, Agency also means the Ohio Department of Medicaid (“ODM”).
b.
Program shall mean any federal or state funded program under Title XVIII, Title XIX or Title XXI of the Social Security Act, and any other federal or state funded program or product as designated by Anthem.
c.
Program Contract shall mean the contract between Anthem and an applicable party, such as an Agency, which governs the delivery of health care services to Program beneficiaries.
d.
Regulatory Requirements shall mean any requirements imposed by applicable federal, state, or local laws, rules, regulations, a Program Contract, or otherwise imposed by the Agency, acting within its jurisdiction in connection with the operation of the Program or the performance required by either party under this Exhibit.
e.
Subcontractor shall mean as defined in OAC rule 5160-26-01, any party that has entered into a subcontract to perform a specific part of the obligations specified under the Program Contract.

2.
Compliance with Regulatory Requirements and the Program Contract.
(a)
Subcontractor, including its employees and any subcontractors, shall comply with state and federal program requirements, rules, and regulations (e.g., Code of Federal Regulations, Ohio Revised Code, Ohio Administrative Code,) and the Program Contract. Subcontractor, employees, and any subcontractors shall comply with changes and modifications to state and federal program requirements, regulations, rules without the necessity of a written amendment.
(b)
Subcontractor shall fully assist and cooperate with Anthem in the fulfilling of Anthem’s obligations under the Program Contract.
(c)
Subcontractor, its employees and if applicable contracted providers are subject to the applicable provider qualifications in OAR rule 5160.26-05.
(d)
Outside United States/Offshoring. Anthem and Subcontractor must comply with Executive Order 2019-12D. A copy of Executive Order 2019-12D can be found at: https://governor.ohio.gov/wps/portal/gov/governor/media/executive-orders/2019-

12d.

This Executive Order prohibits the use of public funds to purchase services provided outside of the United States except under certain circumstances. Such services include the use of offshore programming or call centers. Additionally, Anthem and the Subcontractor shall not transfer personal health information to any location outside the United States or its territories.

3.
Smoke Free/Drug Free Workplace. Subcontractor shall ensure that the Subcontractor, its officers, employees, members, any subcontractors, and any independent contractors (including all field staff) associated with this Agreement comply with all Regulatory Requirements regarding a smoke-free and drug-free workplace. Subcontractor will make a good faith effort to ensure that all Subcontractor officers, employees, members, and subcontractors will not purchase, transfer, use, or possess illegal drugs or alcohol, or abuse prescribed drugs in any way while performing their duties under the Program Contract.
4.
Fraud, Waste and Abuse. Subcontractor must abide by Anthem’s written policies regarding false claims and the detection and prevention of fraud, waste and abuse.
5.
Screening and Disclosure. Subcontractor shall adhere to all screening and disclosure requirements as required in Regulatory Requirements and the Program Contract.
6.
Exclusion of Providers. If Subcontractors is providing services that result in the selection or contracting of providers, Anthem retains the right to approve, suspend or terminate any such selection.
7.
Non-Discrimination. When providing services under the Program Contract, Subcontractor shall not discriminate in the performance or employment of an individual who is qualified and available to perform the services under the Program Contract or discriminate against, intimidate, or retaliate against any employee hired for the performance of services under the Program Contract on the basis of race, color, religion, gender, gender identity, sexual orientation, age, disability, national origin, veteran status, military status, health status, genetic information, or ancestry. For purposes of this article, "members" does not include individuals whose sole connection with Anthem or the Subcontractor is the receipt of services through a health care program offered by the Anthem or the Subcontractor. Subcontractor, its officers, employees, members, and subcontractors hereby affirm current and ongoing compliance with all federal civil rights laws, including(i) Title VII of the Civil Rights Act of 1964 (Pub. L. 88-352); (ii) Title VI of the Civil Rights Act of 1964 (42 USC 2000d, et seq.); (iii) the Americans with Disabilities Act of 1990 (42 USC 12101, et seq.) and Section 504 of the Rehabilitation Act of 1973; and (iv) the Age Discrimination Act of 1975 (42 USC 6101, et seq.).
a.
Subcontractor shall not participate in, condone, or tolerate any form of sexual harassment against any employee, subcontractor, or other person or entity with which it is associated in performance of this Agreement that is considered a form of sex discrimination prohibited by Title VII of the Civil Rights Act of 1964, ORC section 4112.02, OAC 123:1-49, the Anti-Discrimination Policy in State Government Executive Order 2019-05D, or Agency policy.

b.
In addition to requirements imposed upon subcontractors in accordance with OAC Chapter 5160-26, Anthem and Subcontractor must hold all subcontractors and persons acting on behalf of Anthem in the performance of services under the Program Contract responsible for adhering to the requirements of the above paragraphs. Anthem and Subcontractor must include these above requirements in all contracts and agreements that result from the Program Contract.

8.
Record Keeping and Audits. Pursuant to ORC Chapter 117, Subcontractor acknowledges that these records, including those of any subcontractors and other delegated entities, may be a part of any audit conducted by Ohio Auditor of State. Subcontractor must allow ODM, CMS, the U.S. Department of Health and Human Services Office of Inspector General, the Comptroller General, the Ohio Auditor of State, the Ohio Inspector General, or any of designees of any of the foregoing to inspect and audit, at any time, any records books, contracts or documents of the Subcontractor or its subcontractors, and/or to inspect the premises, physical facilities, computer or other electronic systems and equipment related to Members or where Medicaid-related activities or work is conducted. The right to audit under this article shall survive the termination of the Agreement and remain in effect for ten (10) years from the termination or expiration of the Agreement or from the date of completion of any audit, whichever is later.

9.
ODM Requirements
(a)
Anthem must notify ODM of a Subcontractor Agreement at least thirty (30) calendar days prior to execution and respond to ODM questions and modify the Agreement per ODM feedback.
(b)
Anthem must notify ODM of changes to or termination of Subcontractor Agreement no less than fifteen (15) calendar days prior to the effective date.
(c)
Subcontractor shall communicate and meet with ODM at ODM’s request. If ODM requests a meeting with Subcontractor, Subcontractor may meet with ODM without approval by Anthem.
(d)
Anthem and the Subcontractor shall cooperate fully in any investigation or prosecution by any state or federal authority, whether administrative, civil, or criminal at no charge to the requestor. This includes but is not limited to (i) actively participating in meetings (ii) providing requested information and access to requested records; (iii) providing access to interview employees, subcontractors, and consultants; and (iv) providing qualified individuals to testify at or be a witness at any hearings, trials, or other judicial or administrative proceedings.
(e)
All provisions of the Agreement in regards to services rendered under the Program Contract must be consistent with the provisions of the Program Contract. If an applicable provision within the Agreement contradicts or is incompatible with an applicable provision of the Program Contract it is rendered null and void, unenforceable and without effect. Without limitation, ODM has the right and authority to designate part or the whole of the Agreement incompatible with either the Program Contract, the Ohio Medicaid state plan, federal authorities or

Regulatory Requirements as unacceptable to ODM for any other reason, without limitation. If ODM determines that a part or the whole of the Agreement is unacceptable or incompatible as stated above, Anthem must amend the Agreement to ODM's satisfaction or seek a new Agreement.

(f)
In the event that Subcontractor is determined by ODM or Anthem to not be fulfilling their obligations satisfactorily or if ODM or Anthem determine that the Agreement is not in the best interest of Members, ODM or Anthem has the right to revoke the Agreement or use other such remedies as applicable, to maintain continuity of administrative functions.
(g)
Upon ODM's request, the Anthem must disclose to ODM all financial terms and arrangements for payment of any kind that apply between Anthem, the Subcontractor, and/or any provider of a Medicaid service, except where Regulatory Requirements restricts disclosing the terms and arrangements.

10.
Member Rights and Services.
(a)
In accordance with 42 CFR 438.206(c)(3), Subcontractor and if applicable their contracted providers shall provide physical access, reasonable accommodations, and accessible equipment for members with physical or mental disabilities.
(b)
When providing services to Members, Subcontractor and if applicable, their contracted providers shall adhere to all Regulatory Requirements regarding Member rights.
(c)
If Subcontractor has direct contact with a Medicaid-eligible member, Subcontract must meet the member information requirements as stated in Program Contract. As applicable, Subcontractor must also provide the following at no cost to the Member or Agency (i) sign language services (ii) oral interpretation; and (iii) auxiliary aids and services.
(d)
Hold Harmless. Members and ODM are not liable for any cost, payment, co- payment, cost-sharing, down payment, or similar charge, refundable or otherwise for services performed, including in the event that Subcontractor or Anthem cannot or will not pay for the services. This provision does not prohibit waiver entities from collecting patient liability payments from Members as specified in OAC rule 5160:1-6-07.1. In addition, pursuant to OAC rule 5160-26-05, if permitted Subcontractor or if applicable, its contracted providers shall not bill Members any amount greater than would be owed if the entity provided the services directly (i.e., no balance billing).

11.
Reporting. Subcontractor must release to the Anthem and if applicable ODM any information necessary for Anthem to perform any of its obligations under the Program Contract, including compliance with reporting and quality assurance requirements.

12.
Insurance. Until all obligations under this Agreement or any order are satisfied, and without limiting Subcontractor’s indemnification obligations, Subcontractor shall provide and maintain the insurance policies set forth below. All commercial insurance required shall be provided by insurers with a rating of not less than A-VII from AM Best or a comparable rating agency. Coverage shall be at least as broad as:

(a)
Commercial General Liability (CGL). Written on an "occurrence" basis with no premises restrictions, including products and completed operations, property damage, bodily injury and personal & advertising injury with limits no less than

$5,000,000 per occurrence, $10,000,000 aggregate. If a general aggregate limit applies, either the general aggregate limit must apply separately to this Agreement or the general aggregate limit must be twice the required occurrence limit. Defense costs shall be outside the policy limits.

(b)
Automobile Liability Insurance. Covering, Code 1 (any auto), or if Subcontractor has no owned autos, Code 8 (hired) and 9 (non-owned), with a limit no less than $1,000,000 per accident for bodily injury and property damage.
(c)
Workers' Compensation Insurance. As required by the State or the state in which the work will be performed, with statutory limits, and employer's liability insurance with a limit of no less than $1,000,000 per accident for bodily injury or disease. If Subcontractor is a sole proprietor, partnership or has no statutory requirement for workers’ compensation, Subcontractor must provide a letter stating that it is exempt and agreeing to hold the State harmless from loss or liability for such.
(d)
Professional Liability (Errors and Omissions, Malpractice) Insurance. Covering all staff with a minimum limit of $1,000,000 per incident and a minimum aggregate of $3,000,000. If the Subcontractor's policy is written on a "claims made" basis, the Subcontractor's must provide Anthem with proof of continuous coverage at the time the policy is renewed. If for any reason the policy expires, or coverage is terminated, Subcontractor's must purchase and maintain "tail" coverage through the applicable statute of limitations.
(e)
Cyber Liability (first and third party). With limits not less than $5,000,000 per claim, $10,000,000 aggregate, must be sufficiently broad to respond to the duties and obligations as is undertaken by the Subcontractor for the services provided under the Program Contract and must include but not be limited to claims involving infringement of intellectual property, including but not limited to infringement of copyright, trademark, trade dress, invasion of privacy violations, information theft, damage to or destruction of electronic information, release of private information, alteration of electronic information, extortion, and network security. The coverage must provide for breach response costs, as well as regulatory fines and penalties and credit monitoring expenses, with limits sufficient to respond to these obligations.
(f)
The insurance obligations under Program Contract shall be the minimum insurance coverage requirements and/or limits shown in this Program Contract. Any insurance proceeds in excess of or broader than the minimum required coverage and/or minimum required limits, which are applicable to a given loss, shall be available to the State. No representation is made that the minimum insurance requirements of Program Contract are sufficient to cover the obligations of the Subcontractor under the Agreement.
(g)
The insurance policies are to contain, or be endorsed to contain, the following provisions:
i.
Additional Insured Status. Except for workers’ compensation and professional liability insurance, the State, its officers, officials, and employees are to be covered as additional insured with respect to liability arising out of work or operations performed by or on behalf of the Subcontractor including materials, parts, or equipment furnished in connection with such work or operations. Coverage can be provided in the form of an endorsement to the Subcontractor's insurance.

ii.
Primary Coverage. For any claims related to the Program Contract, the Subcontractor’s insurance coverage shall be primary insurance. Any insurance or self-insurance maintained by the State, its officers, officials, and employees shall be excess of the Subcontractor's insurance and shall not contribute to it.
iii.
Umbrella or Excess Insurance Policies. Umbrella or excess commercial liability policies may be used in combination with primary policies to satisfy the limit requirements above. Such umbrella or excess commercial liability policies shall apply without any gaps in the limits of coverage, be at least as broad as and follow the form of the underlying primary coverage required above.
iv.
Notice of Cancellation. Subcontractor shall provide Anthem within thirty (30) days’ written notice of cancellation or material change to any insurance policy required above, except for non-payment cancellation. Material change shall be defined as any change to the insurance limits, terms, or conditions that would limit or alter the State’s available recovery under any of the policies required above. A lapse in any required insurance coverage during this Agreement shall be a breach of this Agreement.
v.
Waiver of Subrogation. Subcontractor hereby grants to the State a waiver of any right to subrogation, which any insurer of said Subcontractor may acquire against the State by virtue of the payment of any loss under such insurance. Subcontractor agrees to obtain any endorsement that may be necessary to affect this waiver of subrogation, but this provision applies regardless of whether or not the State has received a waiver of subrogation endorsement from the insurer.
vi.
Deductibles and Self-Insured Retentions. Deductibles and self-insured retentions must be declared to and approved by Anthem and the Agency. Agency may require the Subcontractor to provide proof of ability to pay losses and related investigations, claims administration and defense expenses within the retention. The policy language shall provide, or be endorsed to provide, that the deductible or self-insured retention may be satisfied by either the named insured or the State.
vii.
Claims Made Policies. If any of the required policies provide coverage on a claims-made basis:
1.
The retroactive date must be shown and must be before the date of the Agreement or the beginning of work defined in the Agreement.
2.
Insurance must be maintained and evidence of insurance must be provided for at least five (5) years after completion of the work defined in the Agreement.
3.
If coverage is canceled or non-renewed, and not replaced with another claims- made policy form with a retroactive date prior to the Agreement effective date, the Subcontractor must purchase "extended reporting'' coverage for a minimum of five (5) years after completion of work defined in the Agreement. The discovery period must be active during the extended reporting period.
viii.
Verification of Coverage. Subcontractor shall furnish Anthem and the Agency with original certificates and amendatory endorsements or copies of the applicable policy language effecting coverage required by this clause. All certificates and endorsements are to be received and approved by Anthem and/or the Agency before work commences. However, failure to obtain the required documents prior to the work beginning shall not waive the Subcontractor's obligation to provide them. The Agency reserves the right to require complete, certified copies of all required insurance policies, including endorsements required by these specifications, at any time.

ix.
Subcontractor. As stated in the Program Contract, Anthem is required to verify that all subcontractors maintain insurance meeting all the requirements stated herein, and ensure that the State is an additional insured on insurance required from subcontractors.

13.
General Confidentiality Requirements. Subcontractor shall treat all information, including medical records and any other health and enrollment information that identifies a particular Member or that is obtained or viewed by Subcontractor or through its employees as confidential information, consistent with the confidentiality requirements of 45 CFR parts 160 and 164. Subcontractor will comply with all confidential information requirements in the Program Contract. Subcontractor shall not use any information so obtained in any manner, except as may be necessary for the proper discharge of its obligations. Subcontractor who has a reasonable need to know such information for purposes of performing its duties under this Agreement shall use personal or patient information, provided that Subcontractor has first signed an appropriate non-disclosure agreement that has been approved and maintained by Anthem.
13.1
Specific Confidentiality Requirements.
a.
Subcontractor agrees that it shall not use any information, systems, or records made available to it for any purpose other than to fulfill the obligations specified herein. Subcontractor specifically agrees to comply with state and federal confidentiality and information disclosure laws, rules, and regulations applicable to programs under which the Program Contract exists, including, but not limited to:
i.
United States Code, 42 USC 1320d through 1320d-8 (HIPAA);
ii.
Code of Federal Regulations, 42 CFR 431.300, 431.302, 431.305, 431.306, 435.945, 45 CFR 164.502(e), 164.504(e), and 162.100;

iii. Ohio Revised Code, ORC 173.20, 173.22, 2305.24, 2305.251,

3701.243, 3701.028, 4123.27, 5101.26, 5101.27, 5160.39, 5168.13, and

5165.88; and

iv. Corresponding Ohio Administrative Code rules.

b.
Subcontractor shall implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the paper and/or electronic protected personal data and health information that it creates, receives, maintains, or transmits on behalf of ODM against use or disclosure not provided for by the Program Contract.
c.
Subcontractor agrees that access to the records and data provided by ODM or Anthem will be restricted to only those authorized employees, officials, subcontractors, and other persons who need it to perform duties related to the Program Contract. Upon request, Subcontractor agrees to provide A n t h e m o r ODM with a complete listing of any and all such persons who shall have access to the above referenced records and/or data as needed.
d.
Subcontractor agrees that the above records and/or data and any records, reports, databases, and/or other derivative documents created from the information provided under the Program Contract shall be stored in an area that is physically safe from access from unauthorized persons during duty and non-duty hours. Information provided under the Program Contract shall be protected electronically to prevent unauthorized access by computer, remote access, or any other means. Subcontractor expressly agrees that no records will be accessed, tested, maintained, backed up or stored outside of the United States.
e.
Subcontractor shall not disclose any of the above referenced information to any third party not involved in specific written authorization of the Director of ODM.

14.
Indemnity. Without limiting Anthem rights under the Indemnification provision within the Agreement, Subcontractor will indemnify the State for any and all claims, damages, law suits, costs, judgments, expenses, and any other liabilities resulting from bodily injury to any person (including injury resulting in death) or damage to property that may arise out of or are related to Subcontractor's performance under the Program Contract, providing such bodily injury or property damage is due to the negligence of the Subcontractor, its employees, agents, or subcontractors.
15.
Delegated Services. In the event that any services under the Program Contract are delegated, Anthem must;
(a)
Monitor Subcontractor’s performance on an ongoing basis and conduct a formal review at least annually to identify any deficiencies or areas for improvement;
(b)
Communicate the results of the performance review to the Subcontractor and impose corrective action on the Subcontractor as necessary;
(c)
Notify ODM and submit a corrective action plan to ODM if at any time the Subcontractor is found to be in noncompliance with Anthem's delegated contractual obligations;
(d)
Report the results of the annual performance review and any corrective action plan to ODM; and
(e)
Ensure there is no disruption in meeting the Anthem’s contractual obligations to ODM, if Subcontractor or Anthems terminates the Agreement.

Exhibit E-21

Appendix D. SUBCONTRACTOR BOILERPLATE

D.l SOUTH CAROLINA DEPARTMENT OF HEALTH AND HUMAN SERVICES REQUIRED SUBCONTRACT BOILERPLATE

The following language is required by the South Carolina Department of Health and Human Services (SCDHHS, hereafter referred to as the Department) as a condition of participation in the Medicaid program as a subcontractor of a Managed Care Organization (MCO). To the extent that any provision of this subcontract conflicts with any provision or requirement set forth within this Section, the Department required language shall be controlling. Any other provision in this agreement notwithstanding, in the event that the Department shall modify, amend, or otherwise change the required subcontract language, as set forth in the MCO Contract between the Department and the MCO, Subcontractor understands and agrees that the Department required subcontract boilerplate shall be amended to conform to the Department's requirements and standards, without the need for a signed, written amendment.

D.1.1
DEFINITIONS

Action - As related to Grievance, either (1) the denial or limited authorization of a requested service, including the type or level of service; (2) the reduction, suspension, or termination of a previously authorized service; (3) the denial, in whole or in part, of payment for a service; (4) the failure to provide services in a timely manner, as defined by the Department; (5) the failure of the CONTRACTOR to act within the timeframes provided in §9.7.1 of the MCO Contract; or (6) for a resident of a rural area with only one CONTRACTOR, the denial of a Medicaid Managed Care Member's request to exercise his or her right, under 42 CFR §438.52(b)(2)(ii), to obtain services outside the CONTRACTOR's network.

Additional Services - A service(s) provided by the CONTRACTOR that is a non-covered service(s) by the South Carolina State Plan for Medical Assistance and is offered to Medicaid Managed Care Members in accordance with the standards and other requirements set forth in the Department's Medicaid Managed Care Contract that are outlined in another section of this Contract.

Administrative Services Contracts or Administrative Services Subcontracts - Are Subcontracts or agreement that include but are not limited to: 1) any function related to the management of the Medicaid Managed Care Contract with the Department; 2) Claims processing including pharmacy Claims; 3) credentialing including those for only primary source verification;

4) all Management Service Agreements; and 5) all Service Level Agreements (SLAs) with any Division of Subsidiary of a corporate parent owner.

Clean Claim - A Claim that can be processed without obtaining additional information from the Provider of the service or from a third party.

Continuity of Care - The continuous treatment for a condition (such as pregnancy) or duration of illness from the time of first contact with a healthcare Provider through the point of release or long-term maintenance.

Emergency Medical Condition - A medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: placing the health of the individual (or, with respect to a pregnant woman, the health of the woman and/or her unborn child) in serious jeopardy; serious impairment to bodily functions, or serious dysfunction of any bodily organ or part.

Emergency Services - Covered inpatient and outpatient services that are as follows: (1) furnished by a Provider that is qualified to furnish these services under Title 42 of the Code of Federal Regulations; and (2) needed to evaluate or stabilize an Emergency Medical Condition.

Federal Qualified Health Center (FQHC) - A South Carolina licensed health center certified by the Centers for Medicare and Medicaid Services that receives Public Health Services grants. An FQHC provides a wide range of primary care and enhanced services in a medically under-served area.

Grievance - An expression of dissatisfaction about any matter other than an Action. The term is also used to refer to the overall system that includes Grievances and appeals handled at the CONTRACTOR level. (Possible subjects for Grievances include, but are not limited to, the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a Provider or employee, or failure to respect the Medicaid Managed Care Member's rights.)

Managed Care Organization (MCO) - An entity that has, or is seeking to qualify for, a Comprehensive Risk Contract that is (1) a Federally qualified HMO that meets the advance directive requirements of subpart I of 42 CFR Part 489; or (2) any public or private entity that meets the advance directives requirements and is determined to also meet the following conditions:

(a) makes the services it provides to its Medicaid Managed Care Members as accessible (in terms of timeliness, amount, duration, and scope) as those services are to other Medicaid recipients within the area serviced by the entity; and (b) meets the solvency standards of 42 CFR §438.116. This includes any of the entity's employees, affiliated Providers, agents, or CONTRACTORs.

Management Service Agreements - A type of Subcontract with an entity in which the CONTRACTOR delegates some or all of the comprehensive management and administrative services necessary for the operation of the CONTRACTOR.

Medically Necessary Service - Those medical services which: (a) are essential to prevent, diagnose, prevent the worsening of, alleviate, correct or cure medical conditions that endanger life, cause suffering or pain, cause physical deformity or malfunction, threaten to cause or aggravate a handicap, or result in illness or infirmity of a Medicaid Managed Care Member; (b) are provided at an appropriate facility and at the appropriate level of care for the treatment of the Medicaid Managed Care Member's medical condition; and, (c) are provided in accordance with generally accepted standards of medical practice.

Medicaid Managed Care Member - An eligible person(s) who is enrolled with a Department approved Medicaid Managed Care Organization (MCO, a.k.a. CONTRACTOR). For purpose of this Subcontract, Medicaid Managed Care Member shall include the patient, parent(s), guardian, spouse, or any other person legally responsible for the Medicaid Managed Care Member being served.

Minimum Subcontract Provision (MSP) - Minimum Service Provisions are detailed m subsection

•
below.

Primary Care Provider (PCP) - The Provider, serving as the entry point into the health care system, for the Medicaid Managed Care Member responsible for providing primary care, coordinating and monitoring referrals to specialist care, authorizing hospital services, and maintaining Continuity of Care.

Provider - In accordance with 42 CFR § 400.203 Definitions specific to Medicaid, any individual or entity furnishing Medicaid services under a Provider agreement with the CONTRACTOR or the Medicaid agency. These may include the following:

•
Any individual, group, Physicians (such as but not limited includes Primary Care Providers and Specialists) or entity (such as but not limited to Hospitals, Ancillary Providers, Outpatient Center (free standing or owned) Clinics and Laboratories) furnishing Medicaid services under an agreement with the Medicaid agency; or

•
For the Medicaid Managed Care Program, any individual, group, Physicians (including, but not limited to, Primary Care Providers and Specialists) or entity (such as but not limited to Hospitals, Ancillary Providers, Clinics, Outpatient Centers (free standing or owned) and Laboratories) that is engaged in the delivery of health care services and is legally authorized to do so by the state in which it delivers services.

Rural Health Clinic (RHC) - A South Carolina licensed Rural Health Clinic is certified by the Centers for Medicare and Medicaid Services and receiving Public Health Services grants. An RHC is eligible for state defined cost-based reimbursement from the Medicaid fee-for-service program. An RHC provides a wide range of primary care and enhanced services in a medically underserved area.

Service Level Agreement (SLA) - A type of Subcontract with a corporate owner or any of its Divisions or Subsidiaries that requires specific levels of service for administrative functions or services for the CONTRACTOR specifically related to fulfilling the CONTRACTOR's obligations to the Department under the terms of this Contract.

South Carolina Medicaid Network Provider - A Provider of healthcare services or products which includes but is not limited to an institution, facility, agency, person, corporation, partnership, practitioner, specialty physician, group or association approved and enrolled by the South Carolina Department of Health and Human Services, licensed and/or credentialed which accepts as payment in full for providing benefits to Medicaid Managed Care Members amounts pursuant to the CONTRACTOR's reimbursement provisions, business requirements and schedules.

Subcontract - A written agreement between the CONTRACTOR and a third party to perform a part of the CONTRACTOR's obligations as specified under the terms of the MCO Contract.

Subcontractor - Any organization or person who provides any functions or service for the CONTRACTOR specifically related to securing or fulfilling the CONTRACTOR's obligations to Department under the terms of the MCO Contract.

D.1.2
ADMINISTRATIVE REQUIREMENTS

D.1.2.1
The Department retains the right to review any and all Subcontracts entered into for the provision of any services under the MCO Contract.

D.1.2.2
The Department does not require the Subcontractor to participate in any other line of business (i.e. Medicare Advantage or commercial) offered by the CONTRACTOR in order to enter into a business relationship with the CONTRACTOR.

D.1.2.3
The Department does not require the Subcontractor to participate in the network of any other Managed Care Organization as a condition of doing business with CONTRACTOR.

D.1.2.4
The CONTRACTOR and the Subcontractor shall be responsible for resolving any disputes that may arise between the two (2) parties, and no dispute shall disrupt or interfere with the Continuity of Care of a Medicaid Managed Care Member. Subcontractor recognizes and agrees that it does not have a right to a State Fair Hearing before the Department's Division of Appeals and Hearings.

D.1.2.5
The Subcontractor represents and covenants that it presently has no interest and sha11 not acquire any interest, direct or indirect, which would conflict in any manner or degree with the performance of its services hereunder. The Subcontractor further covenants that, in the performance of this Subcontract, no person having any such known interests shall be employed.

D.1.2.6
The Subcontractor recognizes that in the event of termination of the Department's Medicaid Managed Care Contract between the CONTRACTOR and Department, the CONTRACTOR is required to make available to the Department or its designated representative, in a usable form, any and all records, whether medical or financial, related to the CONTRACTORS and Subcontractor's activities undertaken pursuant to this Subcontract. The Subcontractor agrees to furnish any records to the CONTRACTOR that the CONTRACTOR would need in order to comply with this provision. The provision of such records shall be at no expense to the Department.
D.1.2.7
In the event of termination of this Subcontract, the Department must be notified of the intent to terminate this Subcontract one hundred and twenty

(120) Calendar Days prior to the effective date of termination. The date of termination will be at midnight on the last day of the month of termination.

D.1.2.8
If the termination of this Subcontract is as a result of a condition or situation that would have an adverse impact on the health and safety of Medicaid Managed Care Members, the termination shall be effective immediately and the Department will be immediately notified of the termination and provided any information requested by Department.
D.1.2.9
The Contractor and Subcontractor shall develop, maintain, and use a system for Prior Authorization and Utilization Management that is consistent with this Subcontract.

D.1.3
HOLD HARMLESS

D.1.3.1
At all times during the term of this Subcontract, the Subcontractor shall, except as otherwise prohibited or limited by law, indemnify, defend, protect, and hold harmless the Department and any of its officers, agents, and employees from:

D.1.3.1.1
Any claims for damages or losses arising from services rendered by any Subcontractor, person, or firm performing or supplying services, materials, or supplies for the Subcontractor in connection with the performance of this Subcontract;

D.1.3.1.2
Any claims for damages or losses to any person or firm injured or damaged by erroneous or negligent acts, including disregard of state or federal Medicaid regulations or legal statutes, by the Subcontractor, its agents, officers, employees, or Subcontractors in the performance of this Contract;

D.1.3.1.3
Any claims for damages or losses resulting to any person or firm injured or damaged by Subcontractor, its agents, officers, employees, or Subcontractors by the publication, translation, reproduction, delivery, performance, use, or disposition of any data processed under this Subcontract in a manner not authorized by the MCO Contract or by federal or state regulations or statutes;

D.1.3.1.4
Any failure of the Subcontractor, its agents, officers, employees, or Subcontractors to observe the federal or state laws, including, but not limited to, labor laws and minimum wage laws;

D.1.3.1.5
Any claims for damages, losses, or costs associated with legal expenses, including, but not limited to, those incurred by or on behalf of the Department in connection with the defense of claims for such injuries, losses, claims, or damages specified above;

D.1.3.1.6
Any injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may in any manner accrue against the Department or their agents, officers or employees, through the intentional conduct, negligence or omission of the Subcontractor, its agents, officers, employees or Subcontractors.

D.1.3.2

D.1.3.3

D.1.4
LAWS D.1.4.1

D.1.4.2

D.1.4.3

D.1.4.4

D.1.4.5

D.1.4.6

As required by the South Carolina Attorney General (SCAG), in circumstances where the Subcontractor is a political subdivision of the State of South Carolina, or an affiliate organization, except as otherwise prohibited by law, neither Subcontractor nor the Department shall be liable for any claims, demands, expenses, liabilities and losses (including reasonable attorney's fees) which may arise out of any acts or failures to act by the other party, its employees or agents, in connection with the performance of services pursuant to this Subcontract.

It is expressly agreed that the CONTRACTOR, Subcontractor and agents, officers, and employees of the CONTRACTOR or Subcontractor in the performance of this Contract shall act in an independent capacity and not as officers and employees of the Department or the State of South Carolina. It is further expressly agreed that this Subcontract shall not be construed as a partnership or joint venture between the CONTRACTOR or Subcontractor and the Department and the State of South Carolina.

The Subcontractor shall recognize and abide by all state and federal laws, regulations and the Department's guidelines applicable to the provision of services under the Medicaid Managed Care Program.

The Subcontractor must comply with all applicable statutory and regulatory requirements of the Medicaid program and be eligible to participate in the Medicaid program.

This Subcontract shall be subject to and hereby incorporates by reference all applicable federal and state laws, regulations, policies, and revisions of such laws or regulations shall automatically be incorporated into the Subcontract as they become effective.

The Subcontractor represents and warrants that it has not been excluded from participation in the Medicare and/or Medicaid program pursuant to §§ 1128 (42 U.S.C. 1320a-7) (2001, as amended) or 1156 (42 U.S.C. 1320 c-5) (2001, as amended) of the Social Security Act or is not otherwise barred from participation in the Medicaid and/or Medicare program.

The Subcontractor also represents and warrants that it has not been debarred, suspended or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or from non-procurement activities under regulations issued under Executive Orders.

The Subcontractor shall not have a Medicaid contract with the Department that was terminated, suspended, denied, or not renewed as a result of any action of Center for Medicare and Medicaid Services (CMS), United States

Department of Health and Human Services (HHS), or the Medicaid Fraud Unit of the Office of the South Carolina Attorney General. Subcontractors who have been sanctioned by any state or federal controlling agency for Medicaid and/or Medicare fraud and abuse and are currently under suspension shall not be allowed to participate in the Medicaid Managed Care Program. In the event the Subcontractor is suspended, sanctioned or otherwise excluded during the term of this Subcontract, the Subcontractor shall immediately notify the CONTRACTOR in writing.

D.1.4.7
The Subcontractor ensures that it does not employ individuals who are debarred, suspended, or otherwise excluded from participating in federal procurement activities and/or have an employment, consulting, or other Contract with debarred individuals for the provision of items and services that are significant to the CONTRACTOR's contractual obligation under the MCO Contract.

D.1.4.8
The Subcontractor shall check the Excluded Parties List Service administered by the General Services Administration, when it hires any employee or contracts with any Subcontractor, to ensure that it does not employ individuals or use Subcontractors who are debarred, suspended, or otherwise excluded from participating in federal procurement activities and/or have an employment, consulting, or other contract with debarred individuals for the provision of items and services that are significant to Subcontract's contractual obligation. The Subcontractor shall also report to the CONTRACTOR any employees or Subcontractors that have been debarred, suspended, and/or excluded from participation in Medicaid, Medicare, or any other federal program.

D.1.4.9
In accordance with 42 CFR §455.104 (2010, as amended), the Subcontractor agrees to provide full and complete ownership and disclosure information with the execution of this Subcontract if not enrolled with the South Carolina Department of Health and Human Services as a South Carolina Medicaid Network Provider. and to report any ownership changes within thirty-five (35) Calendar Days to the CONTRACTOR. Subcontractor must download the appropriate form from the CONTRACTOR's website or request a printed copy be sent. Failure by the Subcontractor to disclose this information may result in termination of this Subcontract.
D.1.4.10
It is mutually understood and agreed that all contract language, specifically required by the Department, shall be governed by the laws and regulations of the State of South Carolina both as to interpretation and performance by Subcontractor. Any action at law, suit in equity, or judicial proceeding for the enforcement of the Department required language shall be instituted only in the courts of the State of South Carolina.

D.1.5
AUDIT, RECORDS AND OVERSIGHT

D.1.5.1
The Subcontractor shall maintain an adequate record system for recording services, service Providers, charges, dates and all other commonly accepted information elements for services rendered to Medicaid Managed Care Members pursuant to this Subcontract (including, but not limited to, such records as are necessary for the evaluation of the quality, appropriateness, and timeliness of services performed). Medicaid Managed Care Members and their representatives shall be given access to and can request copies of the Medicaid Managed Care Members' health records, to the extent and in the manner provided by S.C. Code Ann. §44-115-10 et. seq., (Supp. 2000, as amended).
D.1.5.2
The Department (SCDHHS), HHS, CMS, the HHS Office of Inspector General, the State Comptroller, the State Auditor's Office, and the South Carolina Attorney General's (SCAG) Office, or any of their designees shall have the right to evaluate, through audit, inspection, or other means, whether announced or unannounced, any books, contracts, computer or other electronic systems of Subcontractor (or any subcontractor of Subcontractor) that pertain to any aspects of services and activities performed, or determination of amounts payable, under CONTRACTOR's contract with the Subcontractor, including those pertaining to quality, appropriateness and timeliness of services and the timeliness and accuracy of encounter data and Claims submitted to the CONTRACTOR.
D.1.5.2.1
The Subcontractor shall cooperate with these evaluations and inspections. The Subcontractor will make office workspace available for any of the above-mentioned entities or their designees when the entities are inspecting or reviewing any records related to the provision of services under this Subcontract. Subcontractor will make available, for purposes of an audit, evaluation or inspection, its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Medicaid enrollees.

D.1.5.2.2
The right to audit Subcontractor will exist through ten (10) years from the final date of the contract period or from the date of completion of any audit, whichever is later. If the State, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit the Subcontractor at any time.

D.1.5.3
The Subcontractor will allow the Department and the U.S. Department of Health and Human Services (HHS) or their designee, to inspect and audit any financial records and/or books pertaining to: 1) the ability of the Subcontractor to bear the risk of financial loss; and 2) services performed or payable amounts under the contract.

D.1.5.4
Whether announced or unannounced, the Subcontractor shall participate and cooperate in any internal and external quality assessment review, utilization management, and Grievance procedures established by the CONTRACTOR or its designee.

D.1.5.5
The Subcontractor shall comply with any plan of correction initiated by the CONTRACTOR and/or required by the Department.

D.1.5.6
As required by, 42 CFR 438.230(c)(3)(iii) all records originated or prepared in connection with the Subcontractor's performance of its obligations under this Subcontract, including, but not limited to, working papers related to the preparation of fiscal reports, health records, progress notes, charges, journals, ledgers, and electronic media, will be retained and safeguarded by the Subcontractor in accordance with the terms and conditions of this Contract. The Subcontractor agrees to retain all financial and programmatic records, supporting documents, statistical records and other records of Medicaid Managed Care Members relating to the delivery of care or service under this Subcontract, and as further required by the Department, for a period of ten

(10) years from the expiration date of the MCO Contract, including any MCO Contract extension(s). If any litigation, claim, or other actions involving the records have been initiated prior to the expiration of the ten (10) year period, the records shall be retained until completion of the action and resolution of all issues which arise from it or until the end of the ten (10) year period, whichever is later. If Subcontractor stores records on microfilm or microfiche, the Subcontractor must produce, at its expense, legible hard copy records upon the request of state or federal authorities, within fifteen (15) Calendar Days of the request.

D.1.5.7
The Department and/or any designee will also have the right to:

D.1.5.7.1
Inspect and evaluate the qualifications and certification or licensure of Subcontractors;

D.1.5.7.2
Evaluate, through inspection of Subcontractor's facilities or otherwise, the appropriateness and adequacy of equipment and facilities for the provision of quality health care to Medicaid Managed Care Members;

D.1.5.7.3
Audit and inspect any of Subcontractor's records that pertain to health care or other services performed under this Contract,

determine amounts payable under this Contract;

D.1.5.7.4
Audit and verify the sources of encounter data and any other information furnished by Subcontractor or CONTRACTOR in response to reporting requirements of this Subcontract or the Department's Medicaid Managed Care Contract, including data and information furnished by Subcontractors.

D.1.5.8
Subcontractor shall release health records of Medicaid Managed Care Members, as may be authorized by the Medicaid Managed Care Member or as may be directed by authorized personnel of the Department, appropriate agencies of the State of South Carolina, or the United States Government. Release of health records shall be consistent with the provisions of confidentiality as expressed in this Subcontract.

D.1.5.9
Subcontractor shall maintain up-to-date health records at the site where medical services are provided for each Medicaid Managed Care Member for whom services are provided under this Subcontract. Each Medicaid Managed Care Member's record must be legible and maintained in detail consistent with good medical and professional practice that permits effective internal and external quality review and/or medical audit and facilitates an adequate system of follow-up treatment. The Department's representatives or designees shall have immediate and complete access to all records pertaining to the health care services provided to the Medicaid Managed Care Member.

D.1.6
SAFEGUARDING INFORMATION

D.1.6.1
The Subcontractor sha11 safeguard information about Medicaid Managed Care Members according to applicable state and federal laws and regulations including but not limited to 42 CFR 431, Subpart F, and Health Insurance Portability and Accountability Act, 45 CFR Parts 160 and 164.

D.1.6.2
The Subcontractor shall assure that all material and information, in particular information relating to Medicaid Managed Care Members, which is provided to or obtained by or through the Subcontractor's performance under this Subcontract, whether verbal, written, electronic file, or otherwise, shall be protected as confidential information to the extent confidential treatment is protected under state and federal laws. Subcontractor shall not use any information so obtained in any manner except as necessary for the proper discharge of its obligations and securement of its rights under this Subcontract.

D.1.6.3
All information as to personal facts and circumstances concerning Medicaid Managed Care Members obtained by the Subcontractor shall be treated as privileged communications, shall be held confidential, and shall not be divulged to third parties without the written consent of the Department or the

Medicaid Managed Care Member, provided that nothing stated herein shall prohibit the disclosure of information in summary, statistical, or other form which does not identify particular individuals. The use or disclosure of information concerning Medicaid Managed Care Members shall be limited to purposes directly connected with the administration of the MCO Contract.

D.1.6.4
All records originated or prepared in connection with the Subcontractor's performance of its obligations under this Subcontract, including but not limited to, working papers related to the preparation of fiscal reports, health records, progress notes, charges, journals, ledgers, and electronic media, will be retained and safeguarded by the Subcontractor in accordance with the terms and conditions of this Contract.

D.1.7
BILLING A MEDICAID MANAGED CARE MEMBER

D.1.7.1
The Subcontractor may bill a Medicaid Managed Care Member only under the following circumstances:

D.1.7.1.1
Subcontractor is a Provider of services and is seeking to renders services that are non-Covered Services and are not Additional Services, as long as the Subcontractor provides to the Medicaid Managed Care Member a written statement of the services prior to rendering said services. This written statement must include: (1) the cost of each service, (2) an acknowledgement of the Medicaid Managed Care Member's responsibility for payment, and (3) the Medicaid Managed Care Member's signature; or
D.1.7.1.2
Subcontractor is a Provider of services and the service provided has a co-payment, as allowed by the CONTRACTOR, the Subcontractor may charge the Medicaid Managed Care Member only the amount of the allowed co- payment, which cannot exceed the co-payment amount allowed by the Department.

D.1.7.2
In accordance with the requirements of S.C. Code Ann.§ 38-33-130(b) (Supp. 2001, as amended), and as a condition of participation as a South Carolina Medicaid Network Provider, the Subcontractor hereby agrees not to bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have recourse against, Medicaid Managed Care Members, or persons acting on their behalf, for health care services which are rendered to such Medicaid Managed Care Members by the Subcontractor, and which are covered benefits under the Medicaid Managed Care Member's evidence of coverage. This provision applies to all covered health care services furnished to the Medicaid Managed Care Member for which the Department does not pay the CONTRACTOR or the CONTRACTOR does not pay the Subcontractor. Provider agrees that this provision is applicable in all circumstances including, but not limited to, non-payment by the CONTRACTOR and insolvency of the CONTRACTOR. The Subcontractor further agrees that this provision shall be construed to be for the benefit of Medicaid Managed Care Members and that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between the Subcontractor and such Medicaid Managed Care Members.
D.2
PROVIDER SUBCONTRACTOR BOILERPLATE

D.2.1
HEALTHCARE SERVICES

D.2.1.1
The Subcontractor shall ensure adequate access to the services provided under this Subcontract in accordance with the prevailing medical community standards.

D.2.1.2
The services covered by this Subcontract must be in accordance with the South Carolina State Plan for Medical Assistance under Title XIX of the Social Security Act, and the Subcontractor shall provide these services to Medicaid Managed Care Members through the last day that this Subcontract is in effect. All final Medicaid benefit determinations are within the sole and exclusive authority of the Department or its designee.

D.2.1.3
The Subcontractor may not refuse to provide Medically Necessary Services or covered preventive services to Medicaid Managed Care Members for non- medical reasons.

D.2.1.4
The Subcontractor shall render Emergency Services without the requirement of prior authorization of any kind.

D.2.1.5
The Subcontractor shall not be prohibited or otherwise restricted from advising a Medicaid Managed Care Member about the health status of the Medicaid Managed Care Member or medical care or treatment for the Medicaid Managed Care Member's condition or disease, regardless of whether benefits for such care or treatment are provided under the Department's Medicaid Managed Care Contract, if Provider is acting within the lawful scope of practice.

D.2.1.6
The CONTRACTOR shall not include covenant-not-to-compete requirements or exclusive Provider clauses in its Provider agreements. Specifically, the CONTRACTOR is precluded from requiring that the Provider not provide services for any other South Carolina Medicaid MCO. In addition, the CONTRACTOR shall not enter into Subcontracts that contain compensation terms that discourage Providers from serving any specific eligibility category. No provision in this Subcontract shall create a covenant-not-to-compete agreement or exclusive Provider clause.

D.2.1.7
The Subcontractor must take adequate steps to ensure that Medicaid Managed Care Members with limited English skills receive, free of charge, the language assistance necessary to afford them meaningful and equal access to the benefits and services provided under this Contract in accordance with Title VI of the Civil Rights Act of 1964 (42 U.S.C. 2000d et. seq.) (2001, as amended)and it's implementing regulation at 45 C.F.R. Part 80 (2001, as amended).

D.2.1.8
The Subcontractor shall provide effective Continuity of Care activities, if applicable, that seek to ensure that the appropriate personnel, including the PCP are kept informed of the Medicaid Managed Care Member's treatment needs, changes, progress or problems.

D.2.1.9
The Subcontractor must adhere to the Quality Assessment Performance Improvement and Utilization Management (UM) requirements consistent with the MCO Contract. The CONTRACTOR is responsible for informing the Subcontractor of such requirements and procedures, including any reporting requirements.

D.2.1.10
The Subcontractor shall have an appointment system for Medically Necessary Services that is in accordance with the standards in the MCO Contract and prevailing medical community standards.

D.2.1.11
The Subcontractor shall not use discriminatory practices with regard to Medicaid Managed Care Members such as separate waiting rooms, separate appointment days, or preference to private pay patients.

D.2.1.12
The Subcontractor must identify Medicaid Managed Care Members in a manner that will not result in discrimination against the Medicaid Managed Care Member in order to provide or coordinate the provision of all Core Benefits and/or Additional Services and out of plan services.

D.2.1.13
The Subcontractor agrees that no person, on the grounds of handicap, age, race, color, religion, sex, or national origin, shall be excluded from participation in, or be denied benefits of the CONTRACTOR's program or be otherwise subjected to discrimination in the performance of this Subcontract or in the employment practices of the Subcontractor. The Subcontractor shall show proof of such non-discrimination, upon request, and shall post in conspicuous places, available to all employees and Applicants, notices of non- discrimination.

D.2.1.14
If the Subcontractor performs laboratory services, the Subcontractor must meet all applicable state and federal requirements related thereto. All laboratory-testing sites providing services shall have either a CLIA certificate or waiver of a certificate of registration along with a CLIA identification number.

D.2.1.15
If the Subcontractor is a hospital, Subcontractor shall notify the CONTRACTOR and the Department of the births when the mother is a Medicaid Managed Care Member. The Subcontractor shall also complete a Department request for Medicaid ID Number (Form 1716 ME), including indicating whether the mother is a Medicaid Managed Care Member, and submit the form to the local/state Department office.

D.2.1.16
If the Subcontractor is an FQHC/RHC, Subcontractor shall adhere to federal requirements for reimbursement for FQHC/RHC services. This Contract shall specify the agreed upon payment from the CONTRACTOR to the FQHC/RHC. Any bonus or incentive arrangements made to the FQHCs/RHCsassociated with Medicaid Managed Care Members must also be specified and included this Subcontract.

D.2.1.17
If the Subcontractor is a PCP, the Subcontractor shall have an appointment system for covered Core Benefits and/or Additional Services that is in accordance with prevailing medical community standards but shall not exceed the following requirements:

D.2.1.17.1
Routine visits scheduled within four (4) to six (6) weeks.

D.2.1.17.2
Urgent, non-emergency visits within forty-eight (48) hours.

D.2.1.17.3
Emergent or emergency visits immediately upon presentation at a service delivery site.

D.2.1.17.4
Waiting times that do not exceed forty-five (45) minutes for a scheduled appointment of a routine nature.

D.2.1.17.5
Walk-in patients with non-urgent needs should be seen if possible or scheduled for an appointment consistent with written scheduling procedures.

D.2.1.17.6
Walk-in patients with urgent needs should be seen within forty-eight (48) hours.

D.2.1.18
As a PCP, the Subcontractor must also provide twenty-four (24) hour coverage but may elect to provide twenty-four (24) hour coverage by direct access or through arrangement with a triage system. The triage system arrangement must be prior approved by the CONTRACTOR.

D.2.1.19
The Subcontractor shall submit all reports and clinical information required by the CONTRACTOR, including Early Periodic Screening, Diagnosis, and Treatment (EPSDT), if applicable.

D.2.2
PAYMENT

D.2.2.1
CONTRACTOR, or its designee, shall be responsible for payment of services rendered to Medicaid Managed Care Members in accordance with this Subcontract and shall pay ninety percent (90%) of all Clean Claims from practitioners, either in individual or group practice or who practice in shared health facilities, within thirty (30) days of the date of receipt. The CONTRACTOR shall pay ninety-nine percent (99%) of all Clean Claims from practitioners, either in individual or group practice or who practice in shared health facilities, within ninety (90) days of the date of receipt. The date of receipt is the date the CONTRACTOR receives the Claim, as indicated by its data stamp on the Claim. The date of payment is the date of the check or other form of payment.
D.2.2.2
The CONTRACTOR and Subcontractor may, by mutual written agreement, establish an alternative payment schedule to the one presented.

D.2.2.3
The Subcontractor shall accept payment made by the CONTRACTOR as payment-in-full for covered services and Additional Services provided and shall not solicit or accept any surety or guarantee of payment from the Medicaid Managed Care Member, except as specifically allowed by D.1.7 of this section, Billing of Medicaid Managed Care Members.

D.2.2.4
No Subcontract shall contain any provision that provides incentives, monetary or otherwise, for the withholding of Medically Necessary Services.

D.2.2.5
Any incentive plans for Providers shall be in compliance with 42 CFR Part 434 (2009, as amended), 42 CFR § 417.479 (2008, as amended), 42 CFR

§422.208 and 42 CFR §422.210 (2008, as amended).

EXHIBIT E-22

ADDENDUM BY AND BETWEEN

XXXXXXXX

AND AMERIGROUP CORPORATION

(AGREEMENT SHARES INDIVIDUALLY INDENTIFIABLE HEALTH INFORMATION AND MAY INVOLVE ADMINISTRATIVE SERVICES ENCOMPASSING ENROLLEE CONTACT)

The parties agree that this Addendum is a supplement to the XXXXXXXX (“Agreement”) for services provided by XXXXXXXX, the below identified Subcontractor (“Subcontractor”) to AMERIGROUP Tennessee, Inc. d/b/a AMERIGROUP Community Care (“Plan”), and is added to the Agreement because the subcontracted services may involve providing administrative services involving TennCare Enrollees and/or may involve contact with TennCare Enrollees, directly or indirectly. However, the subcontracted services will not include the provision of any TennCare Program Covered Services. The parties agree that services provided under this Agreement do involve the provision of TennCare enrollee individually identifying information to the Subcontractor or the receipt of TennCare enrollee individually identifying information by the Subcontractor.

This Addendum incorporates the terms and conditions of the CRA (as that term is defined below) governing the provision of services to or on behalf of the Plan in the fulfillment of the Plan’s contractual responsibilities to the State of Tennessee, Department of Finance and Administration, Division of Health Care Finance and Administration, Division of TennCare (“TennCare”) regarding all activities under the Contractor Risk Agreement between TennCare and the Plan (“CRA”). This Addendum and Agreement between the Plan and XXXXXXXX shall run concurrently with the terms of the CRA.

For the purposes of this Addendum:

i.
the term “Plan” shall mean AMERIGROUP Tennessee, Inc. d/b/a AMERIGROUP Community Care, the signatory to the CRA;
ii.
the term Agreement shall mean the XXXXXXXX between the Plan and Subcontractor.
iii.
the term “Subcontracted Services” shall mean those services provided by Subcontractor pursuant to the Agreement or any attachment thereto.
iv.
the term “Subcontractor” shall mean XXXXXXXX and Subcontractor is an organization or person who provides any function or service for the Plan specifically related to securing or fulfilling the Plan’s obligations to TennCare under the terms of the CRA; and
v.
the term “Individually Identifiable Health Information” means information that is a subset of health information, including demographic information collected from an individual, and: (1) Is created or received by a health care provider, health plan, employer, or health care clearinghouse; and (2) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual; and (i) identifies the individual; or (ii) with respect to which there is a reasonable basis to believe the information can be used to identify the individual.

vi.
the term “Personally Identifiable information” or “PII” refers to any information about an individual maintained by an agency, including, but not limited to, education, financial transactions, medical history, and criminal or employment history and information which can be used to distinguish or trace an individual’s identity, such as their name, social security number, biometric records, etc., alone, or when combined with other personal or identifying information which is linked or linkable to a specific individual, such as date and place of birth, mother’s maiden name, etc.
vii.
the term “Protected Health Information” or “PHI” means individually identifiable health information that is: (i) Transmitted by electronic media; (ii) Maintained in electronic media; or (iii) Transmitted or maintained in any other form or medium.
viii.
the term “SSA-supplied data” means Personally Identifiable and Protected Health Information, such as an individual’s social security number, income, disability or benefit status or related information, supplied by the Social Security Administration (“SSA”) to TennCare in order to determine entitlement or eligibility for federally- funded programs such as Medicaid and CHIP. This information is subject to provisions outlined in a Computer Matching and Privacy Protection Agreement (“CMPPA”) between SSA and the State of Tennessee, and Information Exchange Agreement (“IEA”) between SSA and TennCare.
ix.
the term “Provider,” in accordance with T.C.A. § 71-5-2503, means an institution, facility, agency, person, corporation, partnership, unincorporated organization, nonprofit organization or any person or entity directly or indirectly providing benefits, goods or services to a TennCare enrollee. Provider also means a provider's agent, contractor or subcontractor, such as a billing agent.
x.
The term “CRA” means Contractor Risk Agreement.

1.
Revisions and Corrective Action Plans. Subcontractor agrees that it will comply with corrective action plans initiated by the Plan if and to the extent such corrective action plans relate to Subcontracted Services under the Agreement and under the CRA. The parties agree that the Agreement shall be revised as directed by TennCare.

2.
Confidential Information Requirements. Strict standards of confidentiality of records and information relating to TennCare enrollees shall be maintained as required by and in accordance with applicable state and federal laws, regulations and as described in the CRA as amended. Subcontractor shall not use or disclose any such information except as necessary for the proper discharge of its obligations under this Agreement.

Subcontractor warrants to TennCare and the Plan that Subcontractor is familiar with the requirements of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the Health Information for Electronic and Clinical Health Act (“HITECH”) and their accompanying regulations, and shall comply with all applicable HIPAA and HITECH requirements in the course of this Agreement. Subcontractor warrants that it will cooperate with TennCare and the Plan in the course of performance of the Agreement so that all parties will be in compliance with HIPAA and HITECH, including cooperation and coordination with TennCare privacy officers and other compliance officers required by HIPAA and HITECH. Subcontractor shall sign any documents that are reasonably necessary to keep TennCare, the Plan and Subcontractor in compliance with HIPAA and HITECH, including but not limited to business associate agreements.

3.
Quality Management Monitoring by the Plan. The Plan shall monitor Subcontractor’s performance on an ongoing basis and subject Subcontractor to a formal review, at least annually, consistent with NCQA standards and applicable laws and regulations. The Plan shall identify deficiencies or areas for improvement and Subcontractor shall take corrective action as necessary.

4.
Continuing Responsibilities. Subcontractor shall not enter into any subsequent agreements or subcontracts for any of the work contemplated under the Agreement without prior written approval of the Plan. If such prior written approval is required, such prior written approval shall not be unreasonably withheld or delayed.

5.
No Exclusion from Programs. The Plan shall not execute this Agreement with Subcontractor if Subcontractor, or an individual or entity with a five percent or greater ownership interest in the subcontractor, has been excluded or terminated from participation in the Medicare, Medicaid, and/or State Children’s Health Insurance Program (“SCHIP”) programs pursuant to Sections 1128 or 1156 of the Social Security Act and 42 CFR 455.101 or who is otherwise not in good standing with the TennCare program.

Subcontractor understands that payment by the Plan or TennCare for any invoices and bills submitted by Subcontractor is conditioned upon the invoice or bill and the underlying transaction complying with Medicaid laws, regulations, and program requirements (including, but not limited to, the Federal anti-kickback statute at 42 United States Code (“U.S.C.”)_§ 1320a-7b(b), the Stark law at 42 U.S.C. § 1395nn, and federal requirements on disclosure, debarment and exclusion screening), and is conditioned on Subcontractor's compliance with all applicable conditions of participation in Medicaid. Subcontractor understands and agrees that each invoice or bill submitted by Subcontractor to the Plan or TennCare constitutes a certification that Subcontractor has complied with all applicable Medicaid laws, regulations and program instructions (including, but not limited to, the Federal anti-kickback statute and the Stark law), in connection with payment and the services provided under this Agreement.

6.
Licenses and Permits. While this Agreement is in effect, Subcontractor and its employees shall secure and maintain all federal, state, and local licenses, certifications, and permits required for the proper performance of its duties under the Agreement.

7.
Intentionally Omitted.

8.
Member Services Hotline Standards. The Plan shall provide, or make arrangement to provide, a telephonic Member Services Hotline, which shall comply with the standards defined in §A.2.18.1 of the CRA.

9.
Provider Services Hotline Standards. The Subcontractor will not provide any provider hotline services. However, in all situations where the Subcontractor has any contact with

TennCare enrollees, in person or via telephone, the Subcontractor shall comply with all requirements contained in the Agreement and the CRA pertaining to provision of services to TennCare enrollees.

10.
Interpreting and Translating Standards. The Subcontractor will not provide any interpreting or translating services. The Plan shall provide, or make arrangement to provide, interpreting and translating services, which services shall comply with all requirements of the CRA, including but not limited to, §A.2.18.2 and §A.2.26.10.

11.
Assignment at Termination. The parties recognize that in the event of a termination of the CRA, if TennCare so elects, the Plan shall assign to TennCare in the manner and extent directed by TennCare all the rights, title and interest as well as obligations of the Plan for the performance of the Agreement and Subcontractor shall consent to such an assignment if and to the extent TennCare agrees in writing to be bound by all of the terms and conditions of the Agreement.

12.
Assignment to TennCare. This Agreement shall be assignable by the Plan to TennCare, or its designee: (i) at the State’s discretion upon written notice to the Plan and Subcontractor; or, (ii) upon the Plan’s request and written approval by TennCare. Subcontractor agrees to be bound by any such assignment, and acknowledges that TennCare, or its designee shall not be responsible for past obligations of the Plan.

13.
Records Retention. A TennCare record is any record, in whatever form, including, but not limited to medical records, billing records, financial records, and/or any records related to services rendered, quality, appropriateness and timeliness of services and/or any records relevant to an administrative, civil and/or criminal investigation and/or prosecution. The Subcontractor as well as its subcontractor and vendors shall maintain TennCare records necessary to demonstrate that covered services were provided in compliance with state and federal requirements. An adequate record system shall be maintained and that all records be maintained for ten (10) years from the close of the provider agreement (behavioral health records shall be maintained at the provider level for ten (10) years after the termination of service pursuant to Tennessee Code Annotated (“T.C.A”) § 33-3-101) or retained until all evaluations, audits, reviews or investigations or prosecutions are completed for recording enrollee services, servicing providers, charges, dates and all other commonly accepted information elements for services rendered to enrollees pursuant to the provider agreement (including but not limited to such records as are necessary for the evaluation of the quality, appropriateness, and timeliness of services performed under the provider agreement and administrative, civil or criminal investigations and prosecutions. TennCare or CMS has the right to audit Subcontractor’s records and systems at any time through ten (10) years after the final date of the contract period or the last audit, whichever is later.

14.
Enrollee Records Consent. TennCare enrollees have given TennCare, the Office of the Comptroller of the Treasury, and any health oversight agency, such as Tennessee Office of Inspector General (“OIG”), Tennessee Bureau of Investigation Medicaid Fraud Control Division (“TBI MFCD”), the U.S. Department of Health and Human Services Office of Inspector General (“DHHS OIG”), the Department of Justice (“DOJ”), and any other authorized state or federal agency, access to their records. Said records shall be made available and furnished immediately upon request by Subcontractor for fiscal audit, medical audit, medical review, utilization review, and other periodic monitoring as well as for administrative, civil and criminal investigations or prosecutions upon the request of an authorized representative of the Plan, TennCare or authorized federal, state and Office of the Comptroller of the Treasury personnel, including, but not limited to, the OIG, the TBI MFCD, the DHHS OIG and the DOJ. Said records will be made available at no cost to the Plan or the requesting agency.

15.
TennCare Records Access. TennCare, DHHS OIG, Office of the Comptroller of the Treasury, OIG, TBI MFCD, DOJ and their authorized agents, as well as any authorized state or federal agency or entity shall have the right to access through inspection, evaluation, review or request, whether announced or unannounced, or other means, any TennCare records pertinent to this Agreement including, but not limited to medical records, billing records, financial records including 1099 forms, and/or any records related to services rendered, quality, appropriateness and timeliness of services and/or any records relevant to an administrative, civil and/or criminal investigation and/or prosecution. Said records will be made available at no cost to the requesting agency.

If Subcontractor is a “Provider” as defined in T.C.A. § 71-5-2503, then pursuant to T.C.A.

§ 63-2-101(i), Subcontractor is required to make available for inspection and copying to OIG and TBI MFCD, upon request, no later than by the close of business on the next business day, a complete set of all medical records requested in connection with an investigation being pursued by the agency or shall provide a compelling reason why the requested records cannot be produced; provided, that no such records shall be removed from the grounds of the Subcontractor's office without the Subcontractor's consent, unless OIG or TBI MFCD reasonably believes that the requested documents are about to be altered or destroyed.

If Subcontractor is not a “Provider” as defined in T.C.A. § 71-5-2503 and thus T.C.A. § 63-2-101(i) does not apply, such evaluation, inspection, review or request, when performed or requested, shall be performed with the immediate full cooperation of the Subcontractor, during normal business hours, except under special circumstances when after hour admission shall be allowed. Special circumstances shall be determined by the requesting agency. Upon request, the Subcontractor shall assist in such reviews including the provision of complete copies of medical records at no cost to the requesting agency. Subcontractor acknowledges that HIPAA does not bar disclosure of PHI to health oversight agencies, including, but not limited to TennCare, OIG, TBI MFCD, DHHS OIG and DOJ and their authorized agents. Any authorized state or federal agency or entity, including, but not limited to TennCare, OIG, TBI MFCD, DHHS OIG, DOJ, Office of the Comptroller of the Treasury, may use these records and information for medical audit, medical review, utilization review and administrative, civil or criminal investigations and prosecutions. However, for the purpose of the disclosures permitted by this provision, a health oversight activity does not include an investigation or other activity in which the individual is the subject of the investigation or activity and such investigation or other activity does not arise out of and is not directly related to:

(i)
The receipt of health care;
(ii)
A claim for public benefits related to health; or
(iii)
Qualification for, or receipt of, public benefits or services when a patient's health is integral to the claim for public benefits or services.

Joint Activities or Investigations. Notwithstanding the above, if a health oversight activity or investigation is conducted in conjunction with an oversight activity or investigation relating to a claim for public benefits not related to health, the joint activity or investigation is considered a health oversight activity.

If the health plan, health care provider, or health care clearinghouse is a health oversight agency, the health plan, health care provider, or health care clearinghouse may use PHI for health oversight activities as permitted above.

16.
Records at Termination. The parties recognize that in the event of termination of the CRA between the Plan and TennCare for any of the reasons described in Section D.4 of the CRA, Subcontractor shall immediately make available, to TennCare, or its designated representative, in a usable form, any or all records, whether medical or financial, related to the Plan's activities undertaken pursuant to the this Agreement or the CRA. The provision of such records shall be at no expense to TennCare.

17.
Audit Requirements. The Plan and Subcontractor shall maintain books, records, documents, and other evidence pertaining to services rendered, equipment, staff, financial records, medical records, and the administrative costs and expenses incurred pursuant to this Agreement and CRA as required for the purposes of audit, or administrative, civil and/or criminal investigations and/or prosecution or for the purposes of complying with the requirements set forth in §A.2.20, Fraud, Waste and Abuse of the CRA. Records other than medical records may be kept in an original paper state or preserved on micro media or electronic format. Medical records shall be maintained in their original form or may be converted to electronic format as long as the records are readable and/or legible. These records, books, documents, etc., shall be available for any authorized federal or state agency, including, but not limited to TennCare, OIG, MFCD, DOJ and the DHHS OIG, and Comptroller personnel during the CRA period and ten (10) years thereafter, unless an audit, administrative, civil or criminal investigation or prosecution is in progress or audit findings or administrative, civil or criminal investigations or prosecutions are yet unresolved in which case records shall be kept until all tasks or proceedings are yet unresolved in which case records shall be kept until all tasks or proceedings are completed. Such records will be made available at no cost to the requesting agency. During the CRA period, these records shall be available at the Plan’s chosen location in Tennessee, or other location, subject to the approval of Tennessee Department of Commerce and Insurance (“TDCI”) and TennCare. If the records need to be sent to TennCare, the Plan or Subcontractor shall bear the expense of delivery. Prior approval of the disposition of Plan and Subcontractor records must be requested and approved by TennCare.

TennCare, Center for Medicare and Medicaid Services (“CMS”), or their representatives shall, at all reasonable times, have the right to enter into the Subcontractor’s premises, or such other places where duties of this Agreement are being performed, to inspect, monitor, or otherwise evaluate including periodic audits of the work being performed. The Subcontractor shall supply reasonable access to all facilities and assistance for TennCare’s representatives. The Subcontractor shall make available, for the purposes of an audit, evaluation, or inspection by the state, CMS, the DHHS Inspector General, the Comptroller General or their designees, its premises, physical facilities, equipment, books, records, contracts, computer, or other electronic systems relating to TennCare members. All inspections and evaluations shall be performed in such a manner as to minimize disruption of normal business.

18.
Reporting Fraud, Waste and Abuse. The Subcontractor shall cooperate with the Plan’s fraud, waste and abuse compliance plan. If Subcontractor identifies any actual or suspected fraud, abuse or misconduct in connection with the services rendered hereunder, in violation of state or federal law, Subcontractor immediately shall report directly to the Compliance Officer of the Plan and the TennCare Office of Program Integrity.

19.
TennCare Reporting Requirements. The Subcontractor agrees to comply with the Reporting Requirements set forth in §A.2.30 Reporting Requirements of the CRA as may be applicable.

20.
Monitoring. For the purposes of monitoring under the CRA, the Plan and Subcontractor shall make available to TennCare or its representatives and other authorized state and federal personnel, all records books, documents, and other evidence pertaining to this Agreement and the CRA, as well as appropriate administrative and/or management personnel who administer the Plan and Subcontractor. The monitoring shall occur periodically during the CRA period and may include announced or unannounced visits, or both. If TennCare determines that the Plan or Subcontractor is not in compliance with one or more requirements of the CRA, TennCare will issue a notice of deficiency identifying the deficiency(ies), follow-up recommendations/requirements and time frames for follow- up. Upon receipt of notice of deficiency(ies) from TennCare, the Plan and Subcontractor shall comply with all recommendations/requirements made in writing by TennCare within the time frames specified by TennCare.

21.
Subcontracted Services. Unless otherwise contained in the Agreement, the Subcontractor does not perform claims processing activities, does not provide or manage behavioral health services, does not perform level of care or needs assessments or reassessments and/or develop or authorize plans of care, does not perform utilization management activities, and does not provide covered services for TennCare enrollees.

22.
Reviews. The parties agree that the Subcontractor does not have to participate in and cooperate with any internal and external QM/QI, utilization review, peer review, and/or appeal procedures if the Subcontractor does not participate in any activities that require such reviews.

23.
Compliance. Both the Plan and Subcontractor agree to recognize and abide by all state and federal laws, regulations, and guidelines applicable to the Plan and Subcontractor. This Agreement incorporates by reference all applicable federal law and state laws,

TennCare rules and regulations, consent decrees or court orders, and revisions of such laws, regulations, consent decrees, or court orders shall automatically be incorporated into this Agreement, as they become effective. This compliance includes, but is not limited to, Sections A.2.19, A.2.21.7, A.2.25.5, A.2.25.6, A.2.25.8, A.2.25.10, E.13, E.28, E.36, and

D.7 of the CRA.

24.
Indemnification.

24.1.
The Plan and Subcontractor, individually, shall indemnify and hold harmless the State of Tennessee (“State”), as well as its officers, agents, and employees (hereinafter the “Indemnified Parties”), from all claims, losses or suits incurred by or brought against the Indemnified Parties as a result of the failure of the Plan or Subcontractor to comply with the terms of this Agreement. The State shall give the Plan or Subcontractor written notice of each such claim or suit and full right and opportunity to conduct the Plan’s or Subcontractor’s own defense thereof, together with full information and all reasonable cooperation; but the State does not hereby accord to the Plan or Subcontractor, through its attorneys, any right(s) to represent the State of Tennessee in any legal matter, such right being governed by TCA § 8- 6-106.

24.2
The Plan and Subcontractor, individually, shall indemnify and hold harmless the Indemnified Parties as well as their officers, agents, and employees from all claims or suits which may be brought against the Indemnified Parties for infringement of any laws regarding patents or copyrights which may arise from the Plan’s or Subcontractor’s or Indemnified Parties performance under this Agreement. In any such action, brought against the Indemnified Parties, the Plan or Subcontractor shall satisfy and indemnify the Indemnified Parties for the amount of any final judgment for infringement. The State shall give the Plan or Subcontractor written notice of each such claim or suit and full right and opportunity to conduct the Plan’s or Subcontractor’s own defense thereof, together with full information and all reasonable cooperation; but the State does not hereby accord to the Plan or Subcontractor, through its attorneys, any right(s) to represent the State of Tennessee in any legal matter, such right being governed by TCA8-6-106.

24.3
While the State will not provide a contractual indemnification to the Plan or Subcontractor, this shall not act as a waiver or limitation of any liability for which the State may otherwise be legally responsible to the Plan or Subcontractor. The Plan and Subcontractor retain all of its respective rights to seek legal remedies against the State for losses the Plan or Subcontractor may incur in connection with the furnishing of services under this Agreement or for the failure of the State to meet its obligations under the Agreement.

25.
Advance Review. This Agreement and revisions thereto must be approved in advance in writing by TennCare. The Plan agrees to submit one fully executed copy of the Agreement to TennCare within thirty (30) calendar days of execution. Additionally, this Agreement and any material modifications thereto must be approved in advance by TDCI.
26.
Compliance with Health Insurance Portability and Accountability Act (HIPAA) and Health Information Technology for Economic and Clinical Health Act (HITECH).

(a)
Subcontractor shall comply with obligations under the HIPAA and HITECH under the American Recovery and Reinvestment Act of 2009 (ARRA) and their accompanying regulations, and as amended.

(b)
The Subcontractor warrants that it is familiar with the requirements of HIPAA and HITECH and their accompanying regulations, and shall comply with all applicable HIPAA and HITECH requirements in the course of this Agreement including but not limited to the following:

Compliance with the Privacy Rule, Security Rule, and Notification Rule;

The creation of and adherence to sufficient Privacy and Security Safeguards and Policies; Timely Reporting of Violations in the Access, Use and Disclosure of PHI; and

Timely Reporting of Privacy and/or Security Incidents.

(c)
The Subcontractor warrants that it shall cooperate with the Plan and TennCare, including cooperation and coordination with the Plan and TennCare privacy officials and other compliance officers required by HIPAA and HITECH and their accompanying regulations, in the course of performance of the Agreement so that all parties to this Agreement will be in compliance with HIPAA and HITECH.

(d)
Subcontractor shall sign documents, including, but not limited to, business associate agreements, as required by HIPAA and HITECH, that are reasonably necessary to keep Subcontractor in compliance with HIPAA and HITECH.

(e)
As a party to this Agreement, the Subcontractor hereby acknowledges its designation as a covered entity and/or business associate under the HIPAA regulations and agrees to comply with all applicable HIPAA and HITECH (hereinafter “HIPAA/HITECH”) regulations.

(f)
In accordance with HIPAA/HITECH regulations, the Subcontractor shall, at a minimum:

(i)
Comply with requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the Health Information Technology for Economic and Clinical Health Act of 2009 (HITECH), including, but not limited to, the transactions and code sets, privacy, security, and identifier regulations, by their designated compliance dates. Compliance includes meeting all required transaction formats and code sets with the specified data sharing agreements required under the regulations;
(ii)
Transmit/receive from/to its employees, subcontractors, clearinghouses, DIDD and TennCare all transactions and code sets required by the HIPAA/HITECH regulations in the appropriate standard formats, utilizing appropriate and adequate safeguards, as specified under the law and as directed by TennCare so long as TennCare direction does not conflict with the law;

(iii)
Agree that if it is not in compliance with all applicable standards defined within the transactions and code sets, privacy, security and all subsequent HIPAA/HITECH standards, that it will be in breach of this Agreement and will then take all reasonable steps to cure the breach or end the violation, as applicable. Since inability to meet the transactions and code sets requirements, as well as the privacy and security requirements, can bring basic business practices among Subcontractor, the Plan and TennCare to a halt, if for any reason the Subcontractor cannot meet the requirements of this Section, TennCare may terminate this Agreement in accordance with the Business Associate Agreement ancillary to this Agreement;

(iv)
Ensure that PHI exchanged between the Subcontractor, the Plan and TennCare is used only for the purposes of treatment, payment, or health care operations and health oversight and its related functions. All PHI not transmitted for these purposes or for purposes allowed under the federal HIPAA/HITECH regulations shall be de- identified to secure and protect the individual enrollee’s PHI;

(v)
Report to the Plan’s Privacy Officials immediately upon becoming aware of any use or disclosure of PHI in violation of this Agreement by the Subcontractor, its officers, directors, employees, subcontractors or agents or by a third party to which the Subcontractor disclosed PHI;

(vi)
Specify in its agreements with any agent or subcontractor that will have access to PHI that such agent or subcontractor agrees to be bound by the same restrictions, terms and conditions that apply to the Subcontractor pursuant to this Section;

(vii)
Make available to TennCare enrollees the right to amend their PHI in accordance with the federal HIPAA regulations. The Subcontractor shall also send information to enrollees educating them of their rights and necessary steps in this regard;

(viii)
Make an enrollee’s PHI accessible to the Plan and TennCare immediately upon request by the Plan and/or TennCare;

(ix)
Make its internal policies and procedures, records and other documentation related to the use and disclosure of PHI available to the U.S. Secretary of Health and Human Services for the purposes of determining compliance with the HIPAA/HITECH regulations upon request;

(x)
Create and adopt policies and procedures to periodically audit adherence to all HIPAA/HITECH regulations, and for which Subcontractor acknowledges and promises to perform, including but not limited to, the following obligations and actions:

1.
Agree to ensure that any agent, including a subcontractor, to whom it provides PHI that was created, received, maintained, or transmitted on behalf of the Plan or TennCare agrees to use reasonable and appropriate safeguards to protect the PHI.

2.
If feasible, return or destroy all PHI, in whatever form or medium (including any electronic medium) and all copies of any data or compilations derived from and allowing identification of any individual who is a subject of that PHI upon termination, cancellation, expiration or other conclusion of the Agreement, and in accordance with this Section of this Agreement. The Subcontractor shall complete such return or destruction as promptly as possible, but not later than thirty (30) days after the effective date of the termination, cancellation, expiration or other conclusion of the Agreement. The Subcontractor shall identify any PHI that cannot feasibly be returned or destroyed. Within such thirty (30) days after the effective date of the termination, cancellation, expiration or other conclusion of the Agreement, the Subcontractor shall: (1) certify on oath in writing that such return or destruction has been completed; (2) identify any PHI which cannot feasibly be returned or destroyed; and (3) certify that it will only use or disclose such PHI for those purposes that make its return or destruction infeasible;

3.
Implement all appropriate administrative, physical and technical safeguards to prevent the use or disclosure of PHI other than pursuant to the terms and conditions of this Agreement and, including, but not limited to, privacy, security and confidentiality requirements in 45 Code of Federal Regulations (“C.F.R.”) §§ 160 and 164;

4.
Set up appropriate mechanisms to limit use or disclosure of PHI to the minimum necessary to accomplish the intended purpose of the use or disclosure;

5.
Create and implement policies and procedures to address present and future HIPAA/HITECH regulatory requirements as needed, including, but not limited to: use and disclosure of data; de-

identification of data; minimum necessary access; accounting of disclosures; enrollee’s right to amend, access, request restrictions; notice of privacy practices and right to file a complaint and breach notification;

6.
Provide an appropriate level of training to its staff and employees regarding HIPAA/HITECH-related policies, procedures, enrollee rights and penalties prior to the HIPAA/HITECH implementation deadlines and at appropriate intervals thereafter;

7.
Track training of Subcontractor staff and employees and maintain signed acknowledgements by staff and employees of the Subcontractor’s HIPAA/HITECH policies;

8.
Be allowed to use and receive information from the Plan where necessary for the management and administration of this Agreement and to carry out business operations where permitted under the regulations;

9.
Be permitted to use and disclose PHI for the Subcontractor’s own legal responsibilities;
10.
Adopt the appropriate procedures and access safeguards to restrict and regulate access to and use by Subcontractor’s employees and other persons performing work for the Subcontractor to have only minimum necessary access to PHI and personally identifiable data within their organization;

11.
Continue to protect and secure PHI and PII relating to enrollees who are deceased for fifty (50) years following the date of an enrollee’s death;

12.
Be responsible for informing TennCare enrollees receiving Plan services of their privacy rights in the manner specified under the regulations;

13.
Make available PHI in accordance with 45 C.F.R. § 164.524;

14.
Make available PHI for amendment and incorporate any amendments to PHI in accordance with 45 C.F.R. § 164.526; and

15.
The Parties agree that it is not necessary for the Subcontractor to obtain a third (3rd) party certification of Subcontractor’s HIPAA transaction compliance.

(g)
The Subcontractor shall track all security incidents as defined by HIPAA/HITECH. The Subcontractor shall periodically report in summary fashion such security incidents.

(h)
Intentionally Omitted

(i)
Notification of Breach & Notification of Provisional Breach. The Subcontractor shall notify the Plan’s Privacy Officials immediately upon becoming aware of any incident, either confirmed or provisional, that represents or may represent unauthorized access, use or disclosure of encrypted or unencrypted computerized data that materially compromises the security, confidentiality, or integrity of enrollee PHI maintained or held by the Subcontractor, including any unauthorized acquisition of enrollee PHI by a Subcontractor’s employee or otherwise authorized user of the Subcontractor’s system. This includes, but is not limited to, loss or suspected loss of remote computing or telework devices such as laptops, PDAs, Blackberrys or other Smartphones, USB drives, thumb drives, flash drives, CDs, and/or disks.

(j)
Medicaid and CHIP – Verification of Income and Eligibility. The Subcontractor must provide safeguards that restrict the use or disclosure of information concerning applicants and beneficiaries to purposes directly connected with the administration of the plan:

a.
Purposes directly related to the administration of Medicaid and CHIP include:

1.
Establishing eligibility;
2.
Determining the amount of medical assistance;
3.
Providing services for beneficiaries; and
4.
Conducting or assisting an investigation, prosecution, or civil or criminal proceeding related to Medicaid or CHIP administration.

b.
Subcontractor must have adequate safeguards to assure that:

1.
Information is made available only to the extent necessary to assist in the valid administrative purposes of those receiving the information, and information received under 26 USC § 6103(l) is exchanged only with parties authorized to receive that information under that section of the Code; and
2.
The information is adequately stored and processed so that it is protected against unauthorized disclosure for other purposes.

c.
The Subcontractor must have criteria that govern the types of information about applicants and beneficiaries that are safeguarded. This information must include at least:

1.
Names and addresses;
2.
Medical services provided;
3.
Social and economic conditions or circumstances;
4.
Subcontractor evaluation of personal information;
5.
Medical data, including diagnosis and past history of disease or disability;

6.
Any information received for verifying income eligibility and amount of medical assistance payments, including income information received from SSA or the Internal Revenue Service;
7.
Any information received for verifying income eligibility and amount of medical assistance payments;
8.
Income information received from SSA or the Internal Revenue Service must be safeguarded according to Medicaid and CHIP requirements;
9.
Any information received in connection with the identification of legally liable third party resources; and
10.
Social Security Numbers.

(k)
Social Security Administration (SSA) Required Provisions for Data Security. Subcontractor shall comply with limitations on use, treatment, and safeguarding of data under the Privacy Act of 1974 (5 U.S.C. § 552a), as amended by the Computer Matching and Privacy Protection Act of 1988, related Office of Management and Budget guidelines, the Federal Information Security Management Act of 2002 (44

U.S.C. § 3541, et seq.), and related National Institute of Standards and Technology guidelines. In addition, the Subcontractor shall have in place administrative, physical, and technical safeguards for data.

a.
Subcontractor shall not duplicate in a separate file or disseminate, without prior written permission from TennCare and Amerigroup, the data governed by the Agreement for any purpose other than that set forth in this Agreement for the administration of the TennCare program. Should Subcontractor propose a redisclosure of said data, Subcontractor must specify in writing to TennCare and Amerigroup the data Subcontractor proposes to redisclose, to whom, and the reasons that justify the redisclosure. TennCare and Amerigroup will not give permission for such redisclosure unless the redisclosure is required by law or essential to the administration of the TennCare program.

b.
Subcontractor agrees to abide by all relevant federal laws, restrictions on access, use, and disclosure, and security requirements in this Agreement.

c.
Subcontractor shall maintain a current list of the employees of such Subcontractor with access to SSA data and provide such lists to TennCare and Amerigroup upon request and at any time there are changes.

d.
Subcontractor shall restrict access to the data obtained from TennCare and Amerigroup to only those authorized employees who need such data to perform their official duties in connection with purposes identified in this Agreement. The Subcontractor shall not further duplicate, disseminate, or disclose such data without obtaining TennCare and Amerigroup prior written approval.
e.
Subcontractor shall ensure that its employees:

1.
Properly safeguard SSA data furnished by TennCare and Amerigroup under this Agreement from loss, theft or inadvertent disclosure;
2.
Receive regular, relevant and sufficient SSA data related training, including use, access and disclosure safeguards and information regarding penalties for misuse of information;
3.
Understand and acknowledge that they are responsible for safeguarding this information at all times, regardless of whether or not the Subcontractor employee is at his or her regular duty station;
4.
Ensure that laptops and other electronic devices/ media containing SSA data are encrypted and/or password protected;
5.
Send emails containing SSA data only if the information is encrypted or if the transmittal is secure; and
6.
Limit disclosure of the information and details relating to a SSA data loss only to those with a need to know.

(l)
Subcontractor employees who access, use, or disclose TennCare, TennCare SSA or Amerigroup supplied data in a manner or purpose not authorized by this Agreement may be subject to civil and criminal sanctions pursuant to applicable federal statutes.

(m)
Loss or Suspected Loss of Data – If an employee of the Subcontractor becomes aware of suspected or actual loss of SSA data, the appropriate designee of the Subcontractor must immediately notify TennCare and Amerigroup upon becoming aware to report the actual or suspected loss. Subcontractor must provide TennCare and Amerigroup with timely updates as any additional information about the loss of SSA data becomes available. If Subcontractor experiences a loss or breach of said data, TennCare will determine whether or not notice to individuals whose data has been lost or breached shall be provided and Subcontractor shall bear any costs associated with the notice or any mitigation.

(n)
Either TennCare or Amerigroup may immediately and unilaterally suspend the data flow under this Agreement, or terminate this Agreement, if TennCare or Amerigroup, in its sole discretion, determines that the has: (1) made an unauthorized use or disclosure of TennCare SSA-supplied data; or (2) violated or failed to follow the terms and conditions of this Agreement.

(o)
In order to meet certain requirements set forth in the State’s Computer Matching and Privacy Protection Act Agreement (CMPPA) with the SSA; the Parties acknowledge that this Section shall be included in all agreements executed by or on behalf of the State. The Parties further agree that FISMA and NIST do not apply in the context of data use and disclosure under this Agreement as the Parties shall neither use nor operate a federal information system on behalf of a federal executive agency. Further, NIST is applicable to federal information systems; therefore, although encouraged to do so, the State, its contractors, agents and providers are not required to abide by the NIST guidelines.

(p)
This Section further carries out Section 1106(a) of the Act (42 U.S.C. § 1306), the regulations promulgated pursuant to that section (20 C.F.R. Part 401), the Privacy Act of 1974 (5 U.S.C. § 552a), as amended by the Computer Matching and Privacy Protection Act of 1988, related Office of Management and Budget ("OMB") guidelines, the Federal Information Security Management Act of 2002 ("FISMA”) (44

U.S.C. § 3541, et seq.), and related National Institute of Standards and Technology (“NIST”) guidelines as outlined in the CMPPA and IEA governing this data, which provide the requirements that the SSA stipulates that the Subcontractor must follow with regard to use, treatment, and safeguarding data in the event data is exchanged with a federal information system.

(q)
Sensitive Data Related to Alcohol and Drug Abuse Enrollee Records for Substance Abuse Treatment.

a.
If this information has been disclosed to you from records protected by Federal confidentiality rules (42 CFR part 2). The Federal rules prohibit you from making any further disclosure of this information unless further disclosure is expressly permitted by the written consent of the person to whom it pertains or as otherwise permitted by 42 CFR part 2.

b.
A general authorization for the release of medical or other information is NOT sufficient for this purpose. The Federal rules restrict any use of the information to criminally investigate or prosecute any alcohol or drug abuse patient. 42

C.F.R. § 2.32 (SAMHSA)

(r)
Federal Tax Information (FTI).
a.
Any FTI made available shall be used only for the purpose of carrying out the provisions of this Agreement.

b.
Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of this Agreement. Inspection by or disclosure to anyone other than an officer of employer of the Grantee is strictly prohibited.

(s)
Failure to comply with federal regulations regarding HIPAA/HITECH, SSA, Medicaid, CHIP, SAMHSA, and FTI data may result in criminal and civil fines and penalties.

27.
Conflict of Interest. Subcontractor agrees to be bound by the terms of §E.28 of the CRA, and warrants that no part of the total Agreement amount provided herein shall be paid directly, indirectly or through a parent organization, subsidiary or affiliate organization to any state or federal officer or employee of the State of Tennessee or any immediate family member of a state or federal officer or employee of the State of Tennessee as wages, compensation, or gifts in exchange for acting as officer, agent, employee, subcontractor, or consultant to Subcontractor in connection with any work contemplated or performed relative to this Agreement unless disclosed to the Commissioner, Tennessee Department of Finance and Administration. For the purposes of this Addendum and the Agreement, “immediate family member” shall mean a spouse or minor child(ren) living in the household.

This Agreement may be terminated by the Plan or TennCare, or the Plan may be subject to sanctions, including liquidated damages, under the CRA if it is determined that the Plan, its agents or employees or the Subcontractor, its agents or employees offered or gave gratuities of any kind to any state or federal officials or employees of the State of Tennessee or any immediate family member of a state or federal officer or employee of the State of Tennessee if the offering or giving of said gratuity is in contravention or violation of state or federal law. The Subcontractor certifies that no member or delegate of Congress, the United States Government Accountability Office, DHHS, CMS, or any other federal agency has or will benefit financially or materially from the Agreement. The Plan may impose sanctions, including liquidated damages, against the Subcontractor, to the extent that such sanctions are issued by TennCare to the Plan and from the Plan to the Subcontractor and are attributable to non-compliance or omission on the part of the Subcontractor. Subcontractor shall maintain adequate internal controls to detect, prevent, or disclose and mitigate conflict of interest issues under the CRA from occurring.

28.
Termination.

28.1
This Agreement may be terminated by the Plan or TennCare if it is determined that Subcontractor, its agents or employees offered or gave gratuities of any kind to any officials or employees of the State of Tennessee. Subcontractor certifies that no member or delegate of Congress, the United States General Accounting Office, DHHS, CMS, or any other federal agency has or will benefit financially or materially from this Agreement.

28.2
Amerigroup may terminate this Agreement for convenience and without cause upon one-hundred twenty (120) days written notice

28.3
In the event of termination of this Agreement, the Subcontractor shall immediately make available upon request, to TennCare, or its designee, in a useable form, a copy of any or all records, whether medical or financial, related to Subcontractor’s activities undertaken pursuant to this Agreement. The provision of such records shall be at no expense to TennCare.

29.
Gratuities. By signing this Agreement, Subcontractor certifies that no member of or a delegate of Congress, nor any elected or appointed official or employee of the State of Tennessee, the United States General Accounting Office, United States Department of Health and Human Services, CMS, or any other federal agency has or will benefit financially or materially due to influence in obtaining this Agreement. The Agreement may be terminated by the Plan or TennCare if it is determined that the Subcontractor’s employees, agents or employees of Subcontractor’s agents offered or gave gratuities of any kind to any member or delegate of Congress, elected or appointed official or employee of the State of Tennessee, the United States General Accounting Office, the United States Department of Health and Human Services, CMS, or any other federal agency.

30.
Lobbying. Subcontractor certifies by signing this Agreement, to the best of its knowledge and belief, that federal funds have not been used for lobbying in accordance with 45 CFR Part 93 and 31 USC § 1352, consistent with §E.8 of the CRA. (See also T.C.A. §§ 3-6- 101 et seq., 3-6-301 et seq., and 8-50-505.)

30.1 Subcontractor shall disclose lobbying activities using non-federal funds in accordance with 45 CFR Part 93.

31.
Deductible. TennCare shall be exempt from and in no way liable for any sums of money that may represent a deductible in any insurance policy. The payment of such a deductible shall be the sole responsibility of the Plan or Subcontractor and/or vendor obtaining such insurance. The same holds true of any premiums paid on any insurance policy pursuant to this Agreement.

32.
TennCare Review. The Subcontractor is not a TennCare provider and does not have access to Independent Review of disputed claims.

33.
No Suggestion. Subcontractor acknowledges that it is aware that it is not permitted to encourage or suggest, in any way, that TennCare children be placed into state custody in order to receive medical or behavioral or long term care services covered by TennCare.

34.
42 C.F.R. Part 455, Subpart B. If applicable, Subcontractor will comply and submit to the Plan disclosure of information in accordance with the requirements specified in 42 CFR Part 455, Subpart B. In addition, the Subcontractor and its subcontractors and Providers, if any, shall disclose, to TennCare, the Comptroller General of the United States or CMS, full and complete information regarding ownership, financial transactions and persons convicted of criminal activity related to Medicare, Medicaid, or the federal Title XX programs in the time and manner set forth in accordance with federal and state requirements, including but not limited to 42 C.F.R. § 455.101 et seq.; 42 C.F.R. § 1001.1001 and 42 C.F.R. § 455.436. These disclosures shall be made on the form provided by the Plan. The Subcontractor and its subcontractors, if any, shall collect the disclosure of health care-related criminal conviction information as required by 42 C.F.R.

§ 455.106 and establish policies and procedures to ensure that applicable criminal convictions are reported timely to the State.

The Subcontractor and its subcontractors, if any, agree to disclose business transaction information upon request and as otherwise specified in federal and state regulations.

35.
DRA Compliance. As a contractor of the Plan, Subcontractor shall comply with the requirements of Section 6032 of The Deficit Reduction Act of 2005.
36.
Marketing. The Subcontractor shall not conduct any enrollee marketing activities in accordance with §A.2.16 of the CRA. Any Subcontractor general marketing or distribution of member materials shall be performed in accordance with §2.16 and §2.17 of the CRA and require prior written approval by TennCare and TDCI.

37.
Provider Manual. The Subcontractor has been advised that the Plan's Provider Manual is located at the Plan’s website address available at https://providers.amerigroup.com/pages/tn-2012.aspx.

38.
Conflict. In the event that this Agreement is determined by TennCare to conflict with the CRA between TennCare and the Plan, such requirement shall be null and void and all other provisions shall remain in full force and effect. No other terms or conditions agreed to by the Plan and Subcontractor shall negate or supersede the terms or conditions of the CRA.

39.
Accounting System. The Subcontractor shall establish and maintain an accounting system in accordance with generally accepted accounting principles. The accounting system shall maintain records pertaining to the tasks defined in this Agreement and any other costs and expenditures made under the Agreement. Specific accounting records and procedures are subject to TennCare and federal approval. Accounting procedures, policies, and records shall be completely open to state and federal personnel at any time during the Agreement period and for five (5) years thereafter unless otherwise specified elsewhere in this Agreement.

40.
Insurance.

40.1
The Subcontractor shall obtain adequate worker’s compensation and general liability insurance coverage prior to commencing any work in connection with this Agreement. Additionally, TennCare may require, at its sole discretion, the Subcontractor to obtain adequate professional malpractice liability or other forms of insurance. Any insurance required by TennCare shall be in the form and substance acceptable to TennCare.

40.2
The Subcontractor shall require that any subcontractors obtain all similar insurance required of it prior to commencing work.

40.3
The Subcontractor shall furnish proof of adequate coverage of insurance by a certificate of insurance submitted to Plan.

40.4
TennCare shall be exempt from and in no way liable for any sums of money that may represent a deductible in any insurance policy. The payment of such a deductible shall be the sole responsibility of the Plan or Subcontractor obtaining such insurance. The same holds true of any premiums paid on any insurance policy pursuant to this Agreement.

40.5
Failure to provide proof of adequate coverage within the specified time period may result in this Agreement being terminated.

41.
Independent Relationship. It is expressly agreed that the Subcontractor and any subcontractors or vendors, and agents, officers, and employees of the Subcontractor or any subcontractors or vendors, in the performance of this Agreement shall act in an independent capacity and not as agents, officers and employees of TennCare or the State of Tennessee. It is further expressly agreed that this Agreement shall not be construed as a partnership or joint venture between the Subcontractor or any applicable contracted subcontractor or vendor of Subcontractor and TennCare and the State of Tennessee.

42.
Subcontractor Privity. Notwithstanding any provision which may be contained herein to the contrary, TennCare shall be responsible solely to the Plan for the payment of invoices properly submitted in compliance with the terms of the CRA and this Agreement for services described herein, and in no event shall TennCare be responsible, either directly or indirectly, to any subcontractor or any other party who may provide the services described herein.
43.
Payee. The Plan shall compensate the Subcontractor for providing the Services in accordance with the pricing terms and component rates set forth in the Agreement. If the Plan requests additional services or deliverables not covered in the Agreement, Subcontractor and the Plan shall execute an addendum relating to the specific services to be added. In the absence of such an agreed upon addendum, Subcontractor shall not perform or provide any such additional services or deliverables.

44.
Employment and Contracting Restrictions.

44.1
The Subcontractor shall not knowingly have a director, officer, partner, or person with beneficial ownership of more than five percent (5%) of the entity’s equity who has been debarred or suspended by any federal agency. The Subcontractor may not have an employment, consulting, or any other agreement with a person that has been debarred or suspended by any federal agency for the provision of items or services that are significant and material to the entity’s contractual obligation with the State. To the best of its knowledge and belief, the Subcontractor certifies by its signature to this Agreement that the Subcontractor and its principals:

44.1.1
Are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from covered transactions by any federal or state department or contractor;

44.1.2
Have not within a three (3) year period preceding this Agreement been convicted of, or had a civil judgment rendered against them from commission of fraud, or a criminal offense in connection with obtaining attempting to obtain, or performing a public (federal, state, or local) transaction or grant under a public transaction, violation of federal or state antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification, or destruction of records, making false statements, or receiving stolen property;
44.1.3
Are not presently indicted for or otherwise criminally or civilly charged by a government entity (federal, state, or local) with commission of any of the offenses detailed in Section A.2.29.4 of the CRA; and

44.1.4
Have not within a three (3) year period preceding this Agreement had one or more public transactions (federal, state, or local) terminated for cause or default.

45.
Nondiscrimination. No person on the grounds of handicap, and/or disability, age, race, color, religion, sex, national origin, or any other classifications protected under federal or state laws shall be excluded from participation in, except as specified in §A.2.3.5 of the CRA, or be denied benefits of, or be otherwise subjected to discrimination in the performance of this Agreement or in the employment practices of the Plan or the Subcontractor. The Subcontractor shall immediately report to Amerigroup any discrimination complaint received by Subcontractor relating to the provision of and/or access to TennCare covered services. The Subcontractor agrees to cooperate with TennCare and Amerigroup during discrimination complaint investigations and agrees to report to Amerigroup (via email at tn.nondiscrimination@amerigroup.com) any discrimination complaints and allegations of discrimination received by the Subcontractor related to the provision of and/or access to TennCare covered services. At a minimum, the report should include the identity of the person making the report if known, the person’s relationship to the Plan or the Subcontractor, circumstances of the report (including the name of the Plan member involved, the name of the person claimed to have committed the discriminatory act, type of covered service related to the report and date of the report). The Subcontractor shall upon request show proof of such nondiscrimination compliance and shall post notices of nondiscrimination in conspicuous places available to all employees, TennCare applicants, and enrollees.

45.1
The Subcontractor provides services to TennCare enrollees and shall comply with the Plan’s written policies and procedures that demonstrate non-discrimination in the provision of administrative services involving TennCare enrollees.

45.2
The Subcontractor shall have available the Plan’s standardized discrimination complaint form to provide to a complainant upon request and the Subcontractor may direct the individual to TennCare’s real-time complaint form at https://www.tn.gov/tenncare/members-applicants/civil-rights-compliance.html. The form shall be available at a minimum in the Arabic, English and Spanish languages. When requests for assistance for filing a discrimination complaint are made to the Subcontractor, the Subcontractor shall assist the complainants in accessing help for such assistance from the Plan.

45.3
Corrective Action Plans to Resolve Discrimination Complaints. If a discrimination complaint against the Subcontractor, Subcontractor’s employees, Subcontractor’s providers, Subcontractor’s provider’s employees, or Subcontractor’s contractors is determined by TennCare to be valid, TennCare shall, at its option and pursuant to CRA A.2.25.10, either (i) provide the Subcontractor with a corrective action plan to resolve the complaint, or (ii) request that the Subcontractor submit a proposed corrective action plan to TennCare and Amerigroup for review and approval that specifies what actions the Subcontractor proposes to take to resolve the discrimination complaint. Upon provision of the corrective action plan to Subcontractor by TennCare or Amerigroup, or approval of the Subcontractor’s proposed corrective action plan by TennCare, the Subcontractor shall implement the approved corrective action plan to resolve the discrimination complaint. TennCare in its sole discretion shall determine when a satisfactory discrimination complaint resolution has been reached and shall notify Subcontractor or Amerigroup of the approved resolution. A discrimination complaint resolution corrective action plan may consist of approved nondiscrimination training on relevant discrimination topics. Prior to use, the nondiscrimination training material shall be reviewed and approved by TennCare and Amerigroup. Time periods for the implementation of the corrective action plan nondiscrimination training shall be designated by TennCare.

45.4
As required by 42 CFR 438.206, the Plan and its Providers and Subcontractors that are providing services pursuant to the CRA shall participate in the State’s efforts to promote the delivery of services in a culturally competent manner to all enrollees, including those with Limited English Proficiency, disabilities and diverse cultural and ethnic backgrounds regardless of an enrollee's sex. This includes the Plan emphasizing the importance of network providers to have the capabilities to ensure physical access, accommodations, and accessible equipment for the furnishing of services to enrollees with physical or mental disabilities.

45.5
Electronic and Information Technology Accessibility Requirements. To the extent that the Subcontractor is using electronic and information technology to fulfill its obligations under this Contract, the Subcontractor agrees to comply with the electronic and information technology accessibility requirements under the federal civil rights laws including Section 504 and Section 508 of the Rehabilitation Act of 1973 (“Section 508”) and the Americans with Disabilities Act (or any subsequent standard adopted by an oversight administrative body, including the Federal Accessibility Board). To comply with the accessibility requirements for Web content and non-Web electronic documents and software, the Subcontractor shall use W3C’s Web Content Accessibility Guidelines (“WCAG”) level AA or higher with a goal to transition to WCAG 3 level silver (For the W3C’s guidelines see: https://www.w3.org/WAI/standards-guidelines/ and Section 508 standards: https://www.access-board.gov/ict/).

45.6
To the extent the Subcontractor provides required member materials/information electronically or on its website, the Subcontractor must comply with specifications set forth in CRA A.2.28.10.3, TENNCARE’S tagline template, and the following requirements: (1) the material/information must be placed on the Subcontractor’s website in a location that is prominent and readily accessible for applicants and members to link to from Subcontractor’s home page; (2) the material/information must be provided in a format that can be electronically saved and printed; and (3) if a member or applicant requests that the Subcontractor mail them a copy of the material/information, the Subcontractor must mail free of charge the material/information to them within five (5) days of that request. To the extent that the Subcontractor is using electronic and information technology to fulfill its obligations under this Contract, the Subcontractor shall comply with CRA A.2.28.10.

46.
Ethical and Religious Directives. Should the Plan contract with providers and/or subcontractors to deliver services to TennCare members pursuant to the Plan’s obligations under the CRA and the providers or subcontractors cannot provide a TennCare covered service because of moral/ethical or religious reasons, the Plan shall provide a list of these services to TennCare. This list shall be used by the Plan and TennCare to provide information to TennCare members about where and how the members can obtain the services that are not being delivered due to Ethical and Religious Directives. Should an issue arise during a service visit where the Subcontractor cannot provide a service due to ethical or religious reasons, the Subcontractor shall inform the TennCare member that the Plan has additional information on providers and procedures that are covered by TennCare. The Subcontractor is not required to make specific recommendations or referrals to the member.

47.
Submission of Claim as Certification of Compliance. The Subcontractor understands that payment by TennCare or the Plan is conditioned upon the invoice or bill and the underlying transaction complying with such laws, regulations, and program instructions and is conditioned on Subcontractor’s compliance with all applicable conditions of participation in Medicaid. The Subcontractor understands and agrees that each invoice or bill the Subcontractor submits to TennCare or the Plan constitutes a certification that the Subcontractor has complied with all applicable Medicaid laws, regulations and program instructions in connection with such invoices or bills and the services provided therein. Subcontractor further understands that payment and satisfaction of this claim will be from federal and state funds, and that any false claims, statements, documents, or concealment of a material fact, may be prosecuted under applicable federal and/or state laws.

48.
False Claims Act. The Subcontractor and its subcontractors and Providers, if any, shall comply with the provisions of 42 U.S.C. § 1396a(a)(68)et seq as applicable, regarding policies and education of employees as regards the terms of the False Claims Act and whistleblower protections.
49.
Return of Overpayments. In accordance with the Affordable Care Act and TennCare Rules, policy and procedures, the Subcontractor and its subcontractors and Vendors, if any, shall provide written notification to the Plan and the TennCare Office of Program Integrity (OPI) of overpayments identified by the Subcontractor and, when it is applicable, return overpayments within sixty (60) days from the date the overpayment is identified. Overpayments that are not returned within sixty (60) days from the date the overpayment was identified may result in a penalty pursuant to state or federal law.

50.
Assignment of TennCare Funds/Payments. The Subcontractor understands that the assignment of TennCare funds/payments to billing agents or alternative payees is not permitted without executing a billing agent or alternative payee assignment agreement. Subcontractor further understands that billing agents and alternative payees are subject to initial and monthly federal exclusion (LEIE) and debarment (EPLS) screening requirements if the alternative payee assignment is on-going.

51.
Prohibited Payments. The Subcontractor shall ensure that payments are not issued under this Contract for an item or service in accordance with the following:

a)
To providers that have not obtained a Tennessee Medicaid provider number or for which disclosure requirements, as applicable, have not been obtained by the CONTRACTOR in accordance with 42 CFR 455.100 through 106, Section A.2.12.9.37 of this Contract, and TennCare policies and procedures.;

b)
Furnished under the plan by any individual or entity during any period when the individual or entity is excluded from participation under title V, XVIII, XIX or XX pursuant to sections 1128, 1128A, 1156, or 1842(j)(2) of the Social Security Act;
c)
Furnished at the medical direction or on the prescription of a physician, during the period when such physician is excluded from participation under title V, XVIII, XIX or XX pursuant to sections 1128, 1128A, 1156, or 1842(j)(2) or the Social Security Act and when the person furnishing such item or service knew, or had reason to know, of the exclusion (after a reasonable time period after reasonable notice has been furnished to the person);
d)
Furnished by an individual or entity to whom the State has failed to suspend payments during any period when there is a pending investigation of a credible allegation of fraud against the individual or entity, unless the State determines there is good cause not to suspend such payments;
e)
With respect to any amount expended for which funds may not be used under the Assisted Suicide Funding Restriction Act (ASFRA) of 1997;
f)
With respect to any amount expended for roads, bridges, stadiums, or any other item or service not covered under the Medicaid State Plan.

52.
No Payment Outside of the U.S. Subcontractor agrees that all Services to be performed herein shall be performed in the United States of America and Subcontractor agrees that Subcontractor shall not provide any payments for items or services provided under the Agreement to any financial institution, entity or person located outside the United States of America.

53.
Background Checks. Subcontractor agrees to conduct initial background checks on all its employees, agents, subcontractors, or anyone acting for or on behalf of the Plan in accordance with state law and TennCare policy. At a minimum, background checks shall include a check of the Tennessee Abuse Registry, Tennessee Felony Offender Registry, National and Tennessee Sexual Offender Registry, Social Security Master Death File and List of Excluded Individuals/Entities (LEIE). Subcontractor shall not employ or contract with any individual who appears on these aforementioned registries or lists. All background checks required in this Section must be completed prior to the start date of employment.

54.
Subcontractor Screening Requirement.

Subcontractor shall screen its employees and contractors initially and on an ongoing monthly basis against Exclusion Lists (defined below) to determine whether any of them has been excluded from participation in Medicare, Medicaid, SCHIP, or any Federal health care programs (as defined in Section 1128B(f) of the Social Security Act) and not employ or contract with an individual or entity that has been excluded. . The word “individual” in this Section shall refer to all individuals listed on the disclosure form including both providers and non-providers such as board members, owners, agents, managing employees. Subcontractor shall be required to immediately report to the Plan any exclusion information discovered. Civil monetary penalties may be imposed against entities that employ or enter into contracts with excluded individuals or entities to provide items or services to TennCare members. Subcontractor shall report any exclusion under this Section to the Plan via fax to the attention of the Amerigroup Tennessee Plan Compliance Officer at 1-877-279-2445. Any unallowable funds made to excluded individuals as full or partial wages and/or benefits shall be refunded to and/or obtained by to TennCare and/or the Plan dependent upon the entity that identifies the payment of unallowable funds to excluded individuals.

If Subcontractor determines that a Screened Person has become an Ineligible Person, then Subcontractor shall take appropriate action to immediately remove such Screened Person from responsibility for, or involvement with, Subcontractor’s professional or business operations related to the Federal health care programs and shall remove such Screened Person from any position for which the Screened Person’s compensation or the items or services furnished, ordered, or prescribed by the Screened Person are paid in whole or part, directly or indirectly, by Federal health care programs or otherwise with Federal funds at least until such time as the Screened Person is reinstated into participation in the Federal health care programs. The aforementioned “immediate removal” requirement specifically supersedes any language that may be to the contrary in the Agreement. If Subcontractor determined that a Screened Person is an Ineligible Person charged with a criminal offense that falls within the ambit of 42 U.S.C. §§ 1320a-7(a) or is proposed for exclusion during the Screened Person’s employment or contract term, Subcontractor shall take all appropriate actions to ensure that the responsibilities of that Screened Person have not and shall not adversely affect the quality of care rendered to any beneficiary, patient, or resident, or any claims submitted to any Federal health care program. Exclusion Lists – “Exclusion Lists” shall mean the U.S. Department of Health and Human Services' Office of Inspector General's List of Excluded individuals/Entities (located at http://www.oig.hhs.gov) and the General Services Administration's List of Parties Excluded from Federal Programs (located at http://www.epls.gov). Ineligible Persons – “Ineligible Persons” shall mean any individual or entity who: (a) is, as of the date such Exclusion Lists are accessed by Subcontractor, excluded, debarred, suspended, or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or non-procurement programs; or (b) has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended, or otherwise declared ineligible. For purposes of this Addendum and Agreement, the term “Ineligible person” shall also include an individual or entity that has been terminated by TennCare from the Tennessee Medicaid to SCHIP program for program Integrity reasons.

The Plan will not pay any claim submitted by a provider who is excluded from participation in Medicare, Medicaid, or SCHIP programs pursuant to Sections 1128 or 1156 of the Social Security Act or is otherwise not in good standing with TennCare. Furthermore, the Plan will not pay any claim submitted by a provider that is on payment hold under the authority of TennCare.

55.
Data Reporting.

The Plan and Subcontractor shall collect the disclosure of ownership and health care- related criminal conviction information as required by 42 C.F.R. Part 455 and establish policies and procedures to ensure that applicable criminal convictions are reported timely to the State of Tennessee. Subcontractor shall submit routine disclosures in accordance with timeframes specified in 42 C.F.R. Part 455, Subpart B and TennCare policies and procedures, including at the time of initial contracting, contract renewal, at any time there is a change to any of the information on the disclosure form, at least once every three (3) years, and at anytime upon request by the Plan or TennCare. Plan shall screen its employees and contractors initially and on an ongoing monthly basis to determine whether any of them has been excluded from participation in Medicare, Medicaid, SCHIP, or any Federal health care programs (as defined in Section 1128B(f) of the Social Security Act) and not employ or contract with an individual or entity that has been excluded. The results of said screenings shall be provided to TennCare on a monthly basis. The word “contractors” in this Section shall refer to all individuals listed on the disclosure form including providers and non-providers such as board members, owners, agents, managing employees, etc.

56.
Training. Amerigroup shall provide the Subcontractor with education and training plan and materials regarding all of the Subcontractor’s obligations under the CRA and this Agreement. The Plan shall contact the Subcontractor on a semi-annual basis to update the Subcontractor on its obligations and to communicate any other pertinent information. The two (2) semi-annual contacts shall be conducted face-to-face or conducted via telephone.

EXHIBIT E-23

ADDENDUM

BY AND BETWEEN

XXXXXXXX

AND AMERIGROUP CORPORATION

(AGREEMENT FOR ADMINISTRATIVE SERVICES THAT INVOLVES SHARING INDIVIDUALLY INDENTIFIABLE HEALTH INFORMATION THAT DOES NOT ENCOMPASS ENROLLEE CONTACT)

The parties agree that this Addendum is a supplement to the XXXXXXXX (“Agreement”) for services provided by XXXXXXXX, the below identified Subcontractor (“Subcontractor”) to AMERIGROUP Tennessee, Inc. d/b/a AMERIGROUP Community Care (“Plan”), and is added to the Agreement because the subcontracted services may involve providing administrative services involving TennCare Enrollees. However, the subcontracted services will not include the provision of any TennCare Program Covered Services or contact with TennCare enrollees. The parties agree that services provided under this Agreement do involve the provision of TennCare enrollee individually identifying information to the Subcontractor or the receipt of TennCare enrollee individually identifying information by the Subcontractor.

This Addendum incorporates the terms and conditions of the CRA (as that term is defined below) governing the provision of services to or on behalf of the Plan in the fulfillment of the Plan’s contractual responsibilities to the State of Tennessee, Department of Finance and Administration, Division of Health Care Finance and Administration, Division of TennCare (“TennCare”) regarding all activities under the Contractor Risk Agreement between TennCare and the Plan (“CRA”). This Addendum and Agreement between the Plan and XXXXXXXX shall run concurrently with the terms of the CRA.

For the purposes of this Addendum:

i.
the term “Plan” shall mean AMERIGROUP Tennessee, Inc. d/b/a AMERIGROUP Community Care, the signatory to the CRA;
ii.
the term Agreement shall mean the XXXXXXXX between the Plan and Subcontractor.
iii.
the term “Subcontracted Services” shall mean those services provided by Subcontractor pursuant to the Agreement or any attachment thereto.
iv.
the term “Subcontractor” shall mean XXXXXXXX and Subcontractor is an organization or person who provides any function or service for the Plan specifically related to securing or fulfilling the Plan’s obligations to TennCare under the terms of the CRA; and
v.
the term “Individually Identifiable Health Information” means information that is a subset of health information, including demographic information collected from an individual, and: (1) Is created or received by a health care provider, health plan, employer, or health care clearinghouse; and (2) relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual; and (i) identifies the individual; or (ii) with respect to which there is a reasonable basis to believe the information can be used to identify the individual.
vi.
the term “Personally Identifiable information” or “PII” refers to any information about an individual maintained by an agency, including, but not limited to, education, financial transactions, medical history, and criminal or employment history and information which can be used to distinguish or trace an individual’s identity, such as their name, social security number, biometric records, etc., alone, or when combined with other personal or identifying information which is linked or linkable to a specific individual, such as date and place of birth, mother’s maiden name, etc.
vii.
the term “Protected Health Information” or “PHI” means individually identifiable health information that is: (i) Transmitted by electronic media; (ii) Maintained in electronic media; or (iii) Transmitted or maintained in any other form or medium.
viii.
the term “SSA-supplied data” means Personally Identifiable and Protected Health Information, such as an individual’s social security number, income, disability or benefit status or related information, supplied by the Social Security Administration (“SSA”) to TennCare in order to determine entitlement or eligibility for federally- funded programs such as Medicaid and CHIP. This information is subject to provisions outlined in a Computer Matching and Privacy Protection Agreement (“CMPPA”) between SSA and the State of Tennessee, and Information Exchange Agreement (“IEA”) between SSA and TennCare.
ix.
the term “Provider,” in accordance with T.C.A. § 71-5-2503, means an institution, facility, agency, person, corporation, partnership, unincorporated organization, nonprofit organization or any person or entity directly or indirectly providing benefits, goods or services to a TennCare enrollee. Provider also means a provider's agent, contractor or subcontractor, such as a billing agent.
x.
The term “CRA” means Contractor Risk Agreement.

1.
Revisions and Corrective Action Plans. Subcontractor agrees that it will comply with corrective action plans initiated by the Plan if and to the extent such corrective action plans relate to Subcontracted Services under the Agreement and under the CRA. The parties agree that the Agreement shall be revised as directed by TennCare.

2.
Confidential Information Requirements. Strict standards of confidentiality of records and information relating to TennCare enrollees shall be maintained as required by and in accordance with applicable state and federal laws, regulations and as described in the CRA as amended. Subcontractor shall not use or disclose any such information except as necessary for the proper discharge of its obligations under this Agreement.

Subcontractor warrants to TennCare and the Plan that Subcontractor is familiar with the requirements of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the Health Information for Electronic and Clinical Health Act (“HITECH”) and their accompanying regulations, and shall comply with all applicable HIPAA and HITECH requirements in the course of this Agreement. Subcontractor warrants that it will cooperate with TennCare and the Plan in the course of performance of the Agreement so that all parties will be in compliance with HIPAA and HITECH, including cooperation and coordination with TennCare privacy officers and other compliance officers required by HIPAA and HITECH. Subcontractor shall sign any documents that are reasonably necessary to keep TennCare, the Plan and Subcontractor in compliance with HIPAA and HITECH, including but not limited to business associate agreements.

3.
Quality Management Monitoring by the Plan. The Plan shall monitor Subcontractor’s performance on an ongoing basis and subject Subcontractor to a formal review, at least annually, consistent with applicable laws and regulations. The Plan shall identify deficiencies or areas for improvement and Subcontractor shall take corrective action as necessary.

4.
Continuing Responsibilities. Subcontractor shall not enter into any subsequent agreements or subcontracts for any of the work contemplated under the Agreement without prior written approval of the Plan. If such prior written approval is required, such prior written approval shall not be unreasonably withheld or delayed.

5.
No Exclusion from Programs. The Plan shall not execute this Agreement with Subcontractor if Subcontractor, or an individual or entity with a five percent or greater ownership interest in the subcontractor, has been excluded or terminated from participation in the Medicare, Medicaid, and/or State Children’s Health Insurance Program (“SCHIP”) programs pursuant to Sections 1128 or 1156 of the Social Security Act and 42 CFR 455.101 or who is otherwise not in good standing with the TennCare program.

Subcontractor understands that payment by the Plan or TennCare for any invoices and bills submitted by Subcontractor is conditioned upon the invoice or bill and the underlying transaction complying with Medicaid laws, regulations, and program requirements (including, but not limited to, the Federal anti-kickback statute at 42 United States Code (“U.S.C.”)_§ 1320a-7b(b), the Stark law at 42 U.S.C. § 1395nn, and federal requirements on disclosure, debarment and exclusion screening), and is conditioned on Subcontractor's compliance with all applicable conditions of participation in Medicaid. Subcontractor understands and agrees that each invoice or bill submitted by Subcontractor to the Plan or TennCare constitutes a certification that Subcontractor has complied with all applicable Medicaid laws, regulations and program instructions (including, but not limited to, the Federal anti-kickback statute and the Stark law), in connection with payment and the services provided under this Agreement.

6.
Licenses and Permits. While this Agreement is in effect, Subcontractor and its employees shall secure and maintain all federal, state, and local licenses, certifications, and permits required for the proper performance of its duties under the Agreement.

7.
Intentionally Omitted.

8.
Intentionally Omitted.

9.
Intentionally Omitted.

10.
Intentionally Omitted.

11.
Assignment at Termination. The parties recognize that in the event of a termination of the CRA, if TennCare so elects, the Plan shall assign to TennCare in the manner and extent directed by TennCare all the rights, title and interest as well as obligations of the Plan for the performance of the Agreement and Subcontractor shall consent to such an assignment if and to the extent TennCare agrees in writing to be bound by all of the terms and conditions of the Agreement.

12.
Assignment to TennCare. This Agreement shall be assignable by the Plan to TennCare, or its designee: (i) at the State’s discretion upon written notice to the Plan and Subcontractor; or, (ii) upon the Plan’s request and written approval by TennCare. Subcontractor agrees to be bound by any such assignment, and acknowledges that TennCare, or its designee shall not be responsible for past obligations of the Plan.

13.
Records Retention. A TennCare record is any record, in whatever form, including, but not limited to medical records, billing records, financial records, and/or any records related to services rendered, quality, appropriateness and timeliness of services and/or any records relevant to an administrative, civil and/or criminal investigation and/or prosecution. The Subcontractor as well as its subcontractor and vendors shall maintain TennCare records necessary to demonstrate that covered services were provided in compliance with state and federal requirements. An adequate record system shall be maintained and that all records be maintained for ten (10) years from the close of the provider agreement (behavioral health records shall be maintained at the provider level for ten (10) years after the termination of service pursuant to Tennessee Code Annotated (“T.C.A”) § 33-3-101) or retained until all evaluations, audits, reviews or investigations or prosecutions are completed for recording enrollee services, servicing providers, charges, dates and all other commonly accepted information elements for services rendered to enrollees pursuant to the provider agreement (including but not limited to such records as are necessary for the evaluation of the quality, appropriateness, and timeliness of services performed under the provider agreement and administrative, civil or criminal investigations and prosecutions. TennCare or CMS has the right to audit Subcontractor’s records and systems at any time through ten (10) years after the final date of the contract period or the last audit, whichever is later.

14.
Enrollee Records Consent. TennCare enrollees have given TennCare, the Office of the Comptroller of the Treasury, and any health oversight agency, such as Tennessee Office of Inspector General (“OIG”), Tennessee Bureau of Investigation Medicaid Fraud Control Division (“TBI MFCD”), the U.S. Department of Health and Human Services Office of Inspector General (“DHHS OIG”), the Department of Justice (“DOJ”), and any other authorized state or federal agency, access to their records. Said records shall be made available and furnished immediately upon request by Subcontractor for fiscal audit, medical audit, medical review, utilization review, and other periodic monitoring as well as for administrative, civil and criminal investigations or prosecutions upon the request of an authorized representative of the Plan, TennCare or authorized federal, state and Office of the Comptroller of the Treasury personnel, including, but not limited to, the OIG, the TBI MFCD, the DHHS OIG and the DOJ. Said records will be made available at no cost to the Plan or the requesting agency.

15.
TennCare Records Access. TennCare, DHHS OIG, Office of the Comptroller of the

Treasury, OIG, TBI MFCD, DOJ and their authorized agents, as well as any authorized state or federal agency or entity shall have the right to access through inspection, evaluation, review or request, whether announced or unannounced, or other means, any TennCare records pertinent to this Agreement including, but not limited to medical records, billing records, financial records including 1099 forms, and/or any records related to services rendered, quality, appropriateness and timeliness of services and/or any records relevant to an administrative, civil and/or criminal investigation and/or prosecution. Said records will be made available at no cost to the requesting agency.

If Subcontractor is a “Provider” as defined in T.C.A. § 71-5-2503, then pursuant to T.C.A.

§ 63-2-101(i), Subcontractor is required to make available for inspection and copying to OIG and TBI MFCD, upon request, no later than by the close of business on the next business day, a complete set of all medical records requested in connection with an investigation being pursued by the agency or shall provide a compelling reason why the requested records cannot be produced; provided, that no such records shall be removed from the grounds of the Subcontractor's office without the Subcontractor's consent, unless OIG or TBI MFCD reasonably believes that the requested documents are about to be altered or destroyed.

If Subcontractor is not a “Provider” as defined in T.C.A. § 71-5-2503 and thus T.C.A. § 63-2-101(i) does not apply, such evaluation, inspection, review or request, when performed or requested, shall be performed with the immediate full cooperation of the Subcontractor, during normal business hours, except under special circumstances when after hour admission shall be allowed. Special circumstances shall be determined by the requesting agency. Upon request, the Subcontractor shall assist in such reviews including the provision of complete copies of medical records at no cost to the requesting agency. Subcontractor acknowledges that HIPAA does not bar disclosure of PHI to health oversight agencies, including, but not limited to TennCare, OIG, TBI MFCD, DHHS OIG and DOJ and their authorized agents. Any authorized state or federal agency or entity, including, but not limited to TennCare, OIG, TBI MFCD, DHHS OIG, DOJ, Office of the Comptroller of the Treasury, may use these records and information for medical audit, medical review, utilization review and administrative, civil or criminal investigations and prosecutions. However, for the purpose of the disclosures permitted by this provision, a health oversight activity does not include an investigation or other activity in which the individual is the subject of the investigation or activity and such investigation or other activity does not arise out of and is not directly related to:

(i)
The receipt of health care;
(ii)
A claim for public benefits related to health; or
(iii)
Qualification for, or receipt of, public benefits or services when a patient's health is integral to the claim for public benefits or services.

Joint Activities or Investigations. Notwithstanding the above, if a health oversight activity or investigation is conducted in conjunction with an oversight activity or investigation relating to a claim for public benefits not related to health, the joint activity or investigation is considered a health oversight activity.

If the health plan, health care provider, or health care clearinghouse is a health oversight agency, the health plan, health care provider, or health care clearinghouse may use PHI for health oversight activities as permitted above.

16.
Records at Termination. The parties recognize that in the event of termination of the

CRA between the Plan and TennCare for any of the reasons described in Section D.4 of the CRA, Subcontractor shall immediately make available, to TennCare, or its designated representative, in a usable form, any or all records, whether medical or financial, related to the Plan's activities undertaken pursuant to the this Agreement or the CRA. The provision of such records shall be at no expense to TennCare.

17.
Audit Requirements. The Plan and Subcontractor shall maintain books, records, documents, and other evidence pertaining to services rendered, equipment, staff, financial records, medical records, and the administrative costs and expenses incurred pursuant to this Agreement and CRA as required for the purposes of audit, or administrative, civil and/or criminal investigations and/or prosecution or for the purposes of complying with the requirements set forth in §A.2.20, Fraud, Waste and Abuse of the CRA. Records other than medical records may be kept in an original paper state or preserved on micro media or electronic format. Medical records shall be maintained in their original form or may be converted to electronic format as long as the records are readable and/or legible. These records, books, documents, etc., shall be available for any authorized federal or state agency, including, but not limited to TennCare, OIG, MFCD, DOJ and the DHHS OIG, and Comptroller personnel during the CRA period and ten (10) years thereafter, unless an audit, administrative, civil or criminal investigation or prosecution is in progress or audit findings or administrative, civil or criminal investigations or prosecutions are yet unresolved in which case records shall be kept until all tasks or proceedings are yet unresolved in which case records shall be kept until all tasks or proceedings are completed. Such records will be made available at no cost to the requesting agency. During the CRA period, these records shall be available at the Plan’s chosen location in Tennessee, or other location, subject to the approval of Tennessee Department of Commerce and Insurance (“TDCI”) and TennCare. If the records need to be sent to TennCare, the Plan or Subcontractor shall bear the expense of delivery. Prior approval of the disposition of Plan and Subcontractor records must be requested and approved by TennCare.

TennCare, Center for Medicare and Medicaid Services (“CMS”), or their representatives shall, at all reasonable times, have the right to enter into the Subcontractor’s premises, or such other places where duties of this Agreement are being performed, to inspect, monitor, or otherwise evaluate including periodic audits of the work being performed. The Subcontractor shall supply reasonable access to all facilities and assistance for TennCare’s representatives. The Subcontractor shall make available, for the purposes of an audit, evaluation, or inspection by the state, CMS, the DHHS Inspector General, the Comptroller General or their designees, its premises, physical facilities, equipment, books, records, contracts, computer, or other electronic systems relating to TennCare members. All inspections and evaluations shall be performed in such a manner as to minimize disruption of normal business.

18.
Reporting Fraud, Waste and Abuse. The Subcontractor shall cooperate with the Plan’s fraud, waste and abuse compliance plan. If Subcontractor identifies any actual or suspected fraud, abuse or misconduct in connection with the services rendered hereunder, in violation of state or federal law, Subcontractor immediately shall report directly to the Compliance Officer of the Plan and the TennCare Office of Program Integrity.

19.
TennCare Reporting Requirements. The Subcontractor agrees to comply with the Reporting Requirements set forth in §A.2.30 Reporting Requirements of the CRA as may be applicable.

20.
Monitoring. For the purposes of monitoring under the CRA, the Plan and Subcontractor shall make available to TennCare or its representatives and other authorized state and federal personnel, all records books, documents, and other evidence pertaining to this Agreement and the CRA, as well as appropriate administrative and/or management personnel who administer the Plan and Subcontractor. The monitoring shall occur periodically during the CRA period and may include announced or unannounced visits, or both. If TennCare determines that the Plan or Subcontractor is not in compliance with one or more requirements of the CRA, TennCare will issue a notice of deficiency identifying the deficiency(ies), follow-up recommendations/requirements and time frames for follow- up. Upon receipt of notice of deficiency(ies) from TennCare, the Plan and Subcontractor shall comply with all recommendations/requirements made in writing by TennCare within the time frames specified by TennCare.

21.
Subcontracted Services. Unless otherwise contained in the Agreement, the Subcontractor does not perform claims processing activities, does not provide or manage behavioral health services, does not perform level of care or needs assessments or reassessments and/or develop or authorize plans of care, does not perform utilization management activities, and does not provide covered services for TennCare enrollees.

22.
Reviews. The parties agree that the Subcontractor does not have to participate in and cooperate with any internal and external QM/QI, utilization review, peer review, and/or appeal procedures if the Subcontractor does not participate in any activities that require such reviews.

23.
Compliance. Both the Plan and Subcontractor agree to recognize and abide by all state and federal laws, regulations, and guidelines applicable to the Plan and Subcontractor. This Agreement incorporates by reference all applicable federal law and state laws,

TennCare rules and regulations, consent decrees or court orders, and revisions of such laws, regulations, consent decrees, or court orders shall automatically be incorporated into this Agreement, as they become effective. This compliance includes, but is not limited to, Sections A.2.19, A.2.21.7, A.2.25.5, A.2.25.6, A.2.25.8, A.2.25.10, E.13, E.28, E.36, and

D.7 of the CRA.

24.
Indemnification.

24.1. The Plan and Subcontractor, individually, shall indemnify and hold harmless the State of Tennessee (“State”), as well as its officers, agents, and employees (hereinafter the “Indemnified Parties”), from all claims, losses or suits incurred by or brought against the Indemnified Parties as a result of the failure of the Plan or Subcontractor to comply with the terms of this Agreement. The State shall give the Plan or Subcontractor written notice of each such claim or suit and full right and opportunity to conduct the Plan’s or Subcontractor’s own defense thereof, together with full information and all reasonable cooperation; but the State does not hereby accord to the Plan or Subcontractor, through its attorneys, any right(s) to represent the State of Tennessee in any legal matter, such right being governed by TCA § 8- 6-106.

24.2
The Plan and Subcontractor, individually, shall indemnify and hold harmless the Indemnified Parties as well as their officers, agents, and employees from all claims or suits which may be brought against the Indemnified Parties for infringement of any laws regarding patents or copyrights which may arise from the Plan’s or Subcontractor’s or Indemnified Parties performance under this Agreement. In any such action, brought against the Indemnified Parties, the Plan or Subcontractor shall satisfy and indemnify the Indemnified Parties for the amount of any final judgment for infringement. The State shall give the Plan or Subcontractor written notice of each such claim or suit and full right and opportunity to conduct the Plan’s or Subcontractor’s own defense thereof, together with full information and all reasonable cooperation; but the State does not hereby accord to the Plan or Subcontractor, through its attorneys, any right(s) to represent the State of Tennessee in any legal matter, such right being governed by TCA8-6-106.

24.3
While the State will not provide a contractual indemnification to the Plan or Subcontractor, this shall not act as a waiver or limitation of any liability for which the State may otherwise be legally responsible to the Plan or Subcontractor. The Plan and Subcontractor retain all of its respective rights to seek legal remedies against the State for losses the Plan or Subcontractor may incur in connection with the furnishing of services under this Agreement or for the failure of the State to meet its obligations under the Agreement.

25.
Advance Review. This Agreement and revisions thereto must be approved in advance in writing by TennCare. The Plan agrees to submit one fully executed copy of the Agreement to TennCare within thirty (30) calendar days of execution. Additionally, this Agreement and any material modifications thereto must be approved in advance by TDCI.
26.
Compliance with Health Insurance Portability and Accountability Act (HIPAA) and Health Information Technology for Economic and Clinical Health Act (HITECH).

(a)
Subcontractor shall comply with obligations under the HIPAA and HITECH under the American Recovery and Reinvestment Act of 2009 (ARRA) and their accompanying regulations, and as amended.

(b)
The Subcontractor warrants that it is familiar with the requirements of HIPAA and HITECH and their accompanying regulations, and shall comply with all applicable HIPAA and HITECH requirements in the course of this Agreement including but not limited to the following:

Compliance with the Privacy Rule, Security Rule, and Notification Rule;

The creation of and adherence to sufficient Privacy and Security Safeguards and Policies;

Timely Reporting of Violations in the Access, Use and Disclosure of PHI; and Timely Reporting of Privacy and/or Security Incidents.

(c)
The Subcontractor warrants that it shall cooperate with the Plan and TennCare, including cooperation and coordination with the Plan and TennCare privacy officials and other compliance officers required by HIPAA and HITECH and their accompanying regulations, in the course of performance of the Agreement so that all parties to this Agreement will be in compliance with HIPAA and HITECH.

(d)
Subcontractor shall sign documents, including, but not limited to, business associate agreements, as required by HIPAA and HITECH, that are reasonably necessary to keep Subcontractor in compliance with HIPAA and HITECH.

(e)
As a party to this Agreement, the Subcontractor hereby acknowledges its designation as a covered entity and/or business associate under the HIPAA regulations and agrees to comply with all applicable HIPAA and HITECH (hereinafter “HIPAA/HITECH”) regulations.

(f)
In accordance with HIPAA/HITECH regulations, the Subcontractor shall, at a minimum:

(i)
Comply with requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the Health Information Technology for Economic and Clinical Health Act of 2009 (HITECH), including, but not limited to, the transactions and code sets, privacy, security, and identifier regulations, by their designated compliance dates.

Compliance includes meeting all required transaction formats and code sets with the specified data sharing agreements required under the regulations;

(ii)
Transmit/receive from/to its employees, subcontractors, clearinghouses, DIDD and TennCare all transactions and code sets required by the HIPAA/HITECH regulations in the appropriate standard formats, utilizing appropriate and adequate safeguards, as specified under the law and as directed by TennCare so long as TennCare direction does not conflict with the law;

(iii)
Agree that if it is not in compliance with all applicable standards defined within the transactions and code sets, privacy, security and all subsequent HIPAA/HITECH standards, that it will be in breach of this Agreement and will then take all reasonable steps to cure the breach or end the violation, as applicable. Since inability to meet the transactions and code sets requirements, as well as the privacy and security requirements, can bring basic business practices among Subcontractor, the Plan and TennCare to a halt, if for any reason the Subcontractor cannot meet the requirements of this Section, TennCare may terminate this Agreement in accordance with the

Business Associate Agreement ancillary to this Agreement;

(iv)
Ensure that PHI exchanged between the Subcontractor, the Plan and TennCare is used only for the purposes of treatment, payment, or health care operations and health oversight and its related functions. All PHI not transmitted for these purposes or for purposes allowed under the federal HIPAA/HITECH regulations shall be de- identified to secure and protect the individual enrollee’s PHI;

(v)
Report to the Plan’s Privacy Officials immediately upon becoming aware of any use or disclosure of PHI in violation of this Agreement by the Subcontractor, its officers, directors, employees, subcontractors or agents or by a third party to which the Subcontractor disclosed PHI;

(vi)
Specify in its agreements with any agent or subcontractor that will have access to PHI that such agent or subcontractor agrees to be bound by the same restrictions, terms and conditions that apply to the Subcontractor pursuant to this Section;

(vii)
Make available to TennCare enrollees the right to amend their PHI in accordance with the federal HIPAA regulations. The Subcontractor shall also send information to enrollees educating them of their rights and necessary steps in this regard;
(viii)
Make an enrollee’s PHI accessible to the Plan and TennCare immediately upon request by the Plan and/or TennCare;

(ix)
Make its internal policies and procedures, records and other documentation related to the use and disclosure of PHI available to the U.S. Secretary of Health and Human Services for the purposes of determining compliance with the HIPAA/HITECH regulations upon request;

(x)
Create and adopt policies and procedures to periodically audit adherence to all HIPAA/HITECH regulations, and for which Subcontractor acknowledges and promises to perform, including but not limited to, the following obligations and actions:

1.
Agree to ensure that any agent, including a subcontractor, to whom it provides PHI that was created, received, maintained, or transmitted on behalf of the Plan or TennCare agrees to use reasonable and appropriate safeguards to protect the PHI.

2.
If feasible, return or destroy all PHI, in whatever form or medium (including any electronic medium) and all copies of any data or compilations derived from and allowing identification of any individual who is a subject of that PHI upon termination, cancellation, expiration or other conclusion of the Agreement, and in accordance with this Section of this Agreement. The Subcontractor shall complete such return or destruction as promptly as possible, but not later than thirty (30) days after the effective date of the termination, cancellation, expiration or other conclusion of the Agreement. The Subcontractor shall identify any PHI that cannot feasibly be returned or destroyed. Within such thirty (30) days after the effective date of the termination, cancellation, expiration or other conclusion of the Agreement, the Subcontractor shall: (1) certify on oath in writing that such return or destruction has been completed; (2) identify any PHI which cannot feasibly be returned or destroyed; and (3) certify that it will only use or disclose such PHI for those purposes that make its return or destruction infeasible;

3.
Implement all appropriate administrative, physical and technical safeguards to prevent the use or disclosure of PHI other than pursuant to the terms and conditions of this Agreement and, including, but not limited to, privacy, security and confidentiality requirements in 45 Code of Federal Regulations (“C.F.R.”) §§ 160 and 164;
4.
Set up appropriate mechanisms to limit use or disclosure of PHI to the minimum necessary to accomplish the intended purpose of the use or disclosure;

5.
Create and implement policies and procedures to address present and future HIPAA/HITECH regulatory requirements as needed, including, but not limited to: use and disclosure of data; de- identification of data; minimum necessary access; accounting of disclosures; enrollee’s right to amend, access, request restrictions; notice of privacy practices and right to file a complaint and breach notification;

6.
Provide an appropriate level of training to its staff and employees regarding HIPAA/HITECH-related policies, procedures, enrollee rights and penalties prior to the HIPAA/HITECH implementation deadlines and at appropriate intervals thereafter;

7.
Track training of Subcontractor staff and employees and maintain signed acknowledgements by staff and employees of the Subcontractor’s HIPAA/HITECH policies;

8.
Be allowed to use and receive information from the Plan where necessary for the management and administration of this Agreement and to carry out business operations where permitted under the regulations;

9.
Be permitted to use and disclose PHI for the Subcontractor’s own legal responsibilities;
10.
Adopt the appropriate procedures and access safeguards to restrict and regulate access to and use by Subcontractor’s employees and other persons performing work for the Subcontractor to have only minimum necessary access to PHI and personally identifiable data within their organization;

11.
Continue to protect and secure PHI and PII relating to enrollees who are deceased for fifty (50) years following the date of an enrollee’s death;

12.
Be responsible for informing TennCare enrollees receiving Plan services of their privacy rights in the manner specified under the regulations;

13.
Make available PHI in accordance with 45 C.F.R. § 164.524;

14.
Make available PHI for amendment and incorporate any amendments to PHI in accordance with 45 C.F.R. § 164.526; and

15.
The Parties agree that it is not necessary for the Subcontractor to obtain a third (3rd) party certification of Subcontractor’s HIPAA transaction compliance.

(g)
The Subcontractor shall track all security incidents as defined by HIPAA/HITECH. The Subcontractor shall periodically report in summary fashion such security incidents.

(h)
Intentionally Omitted

(i)
Notification of Breach & Notification of Provisional Breach. The Subcontractor shall notify the Plan’s Privacy Officials immediately upon becoming aware of any incident, either confirmed or provisional, that represents or may represent unauthorized access, use or disclosure of encrypted or unencrypted computerized data that materially compromises the security, confidentiality, or integrity of enrollee PHI maintained or held by the Subcontractor, including any unauthorized acquisition of enrollee PHI by a Subcontractor’s employee or otherwise authorized user of the Subcontractor’s system. This includes, but is not limited to, loss or suspected loss of remote computing or telework devices such as laptops, PDAs, Blackberrys or other Smartphones, USB drives, thumb drives, flash drives, CDs, and/or disks.

(j)
Medicaid and CHIP – Verification of Income and Eligibility. The Subcontractor must provide safeguards that restrict the use or disclosure of information concerning applicants and beneficiaries to purposes directly connected with the administration of the plan:

a.
Purposes directly related to the administration of Medicaid and CHIP include:

1.
Establishing eligibility;
2.
Determining the amount of medical assistance;
3.
Providing services for beneficiaries; and
4.
Conducting or assisting an investigation, prosecution, or civil or criminal proceeding related to Medicaid or CHIP administration.

b.
Subcontractor must have adequate safeguards to assure that:

1.
Information is made available only to the extent necessary to assist in the valid administrative purposes of those receiving the information, and information received under 26 USC § 6103(l) is exchanged only with parties authorized to receive that information under that section of the Code; and
2.
The information is adequately stored and processed so that it is protected against unauthorized disclosure for other purposes.

c.
The Subcontractor must have criteria that govern the types of information about applicants and beneficiaries that are safeguarded. This information must include at least:

1.
Names and addresses;
2.
Medical services provided;
3.
Social and economic conditions or circumstances;
4.
Subcontractor evaluation of personal information;
5.
Medical data, including diagnosis and past history of disease or disability;
6.
Any information received for verifying income eligibility and amount of medical assistance payments, including income information received from SSA or the Internal Revenue Service;
7.
Any information received for verifying income eligibility and amount of medical assistance payments;
8.
Income information received from SSA or the Internal Revenue Service must be safeguarded according to Medicaid and CHIP requirements;
9.
Any information received in connection with the identification of legally liable third party resources; and
10.
Social Security Numbers.

(k)
Social Security Administration (SSA) Required Provisions for Data Security. Subcontractor shall comply with limitations on use, treatment, and safeguarding of data under the Privacy Act of 1974 (5 U.S.C. § 552a), as amended by the Computer Matching and Privacy Protection Act of 1988, related Office of Management and Budget guidelines, the Federal Information Security Management Act of 2002 (44

U.S.C. § 3541, et seq.), and related National Institute of Standards and Technology guidelines. In addition, the Subcontractor shall have in place administrative, physical, and technical safeguards for data.

a.
Subcontractor shall not duplicate in a separate file or disseminate, without prior written permission from TennCare and Amerigroup, the data governed by the Agreement for any purpose other than that set forth in this Agreement for the administration of the TennCare program. Should Subcontractor propose a redisclosure of said data, Subcontractor must specify in writing to TennCare and Amerigroup the data Subcontractor proposes to redisclose, to whom, and the reasons that justify the redisclosure. TennCare and Amerigroup will not give permission for such redisclosure unless the redisclosure is required by law or essential to the administration of the TennCare program.

b.
Subcontractor agrees to abide by all relevant federal laws, restrictions on access, use, and disclosure, and security requirements in this Agreement.
c.
Subcontractor shall maintain a current list of the employees of such Subcontractor with access to SSA data and provide such lists to TennCare and Amerigroup upon request and at any time there are changes.

d.
Subcontractor shall restrict access to the data obtained from TennCare and Amerigroup to only those authorized employees who need such data to perform their official duties in connection with purposes identified in this Agreement. The Subcontractor shall not further duplicate, disseminate, or disclose such data without obtaining TennCare and Amerigroup prior written approval.

e.
Subcontractor shall ensure that its employees:

1.
Properly safeguard SSA data furnished by TennCare and Amerigroup under this Agreement from loss, theft or inadvertent disclosure;
2.
Receive regular, relevant and sufficient SSA data related training, including use, access and disclosure safeguards and information regarding penalties for misuse of information;
3.
Understand and acknowledge that they are responsible for safeguarding this information at all times, regardless of whether or not the Subcontractor employee is at his or her regular duty station;
4.
Ensure that laptops and other electronic devices/ media containing SSA data are encrypted and/or password protected;
5.
Send emails containing SSA data only if the information is encrypted or if the transmittal is secure; and
6.
Limit disclosure of the information and details relating to a SSA data loss only to those with a need to know.

(l)
Subcontractor employees who access, use, or disclose TennCare, TennCare SSA or Amerigroup supplied data in a manner or purpose not authorized by this Agreement may be subject to civil and criminal sanctions pursuant to applicable federal statutes.

(m)
Loss or Suspected Loss of Data – If an employee of the Subcontractor becomes aware of suspected or actual loss of SSA data, the appropriate designee of the Subcontractor must immediately notify TennCare and Amerigroup upon becoming aware to report the actual or suspected loss. Subcontractor must provide TennCare and Amerigroup with timely updates as any additional information about the loss of SSA data becomes available. If Subcontractor experiences a loss or breach of said data, TennCare will determine whether or not notice to individuals whose data has been lost or breached shall be provided and Subcontractor shall bear any costs associated with the notice or any mitigation.

(n)
Either TennCare or Amerigroup may immediately and unilaterally suspend the data flow under this Agreement, or terminate this Agreement, if TennCare or Amerigroup, in its sole discretion, determines that the has: (1) made an unauthorized use or disclosure of TennCare SSA-supplied data; or (2) violated or failed to follow the terms and conditions of this Agreement.

(o)
In order to meet certain requirements set forth in the State’s Computer Matching and Privacy Protection Act Agreement (CMPPA) with the SSA; the Parties acknowledge that this Section shall be included in all agreements executed by or on behalf of the State. The Parties further agree that FISMA and NIST do not apply in the context of data use and disclosure under this Agreement as the Parties shall neither use nor operate a federal information system on behalf of a federal executive agency. Further, NIST is applicable to federal information systems; therefore, although encouraged to do so, the State, its contractors, agents and providers are not required to abide by the NIST guidelines.

(p)
This Section further carries out Section 1106(a) of the Act (42 U.S.C. § 1306), the regulations promulgated pursuant to that section (20 C.F.R. Part 401), the Privacy Act of 1974 (5 U.S.C. § 552a), as amended by the Computer Matching and Privacy Protection Act of 1988, related Office of Management and Budget ("OMB") guidelines, the Federal Information Security Management Act of 2002 ("FISMA”) (44

U.S.C. § 3541, et seq.), and related National Institute of Standards and Technology (“NIST”) guidelines as outlined in the CMPPA and IEA governing this data, which provide the requirements that the SSA stipulates that the Subcontractor must follow with regard to use, treatment, and safeguarding data in the event data is exchanged with a federal information system.

(q)
Sensitive Data Related to Alcohol and Drug Abuse Enrollee Records for Substance Abuse Treatment.

a.
If this information has been disclosed to you from records protected by Federal confidentiality rules (42 CFR part 2). The Federal rules prohibit you from making any further disclosure of this information unless further disclosure is expressly permitted by the written consent of the person to whom it pertains or as otherwise permitted by 42 CFR part 2.

b.
A general authorization for the release of medical or other information is NOT sufficient for this purpose. The Federal rules restrict any use of the information to criminally investigate or prosecute any alcohol or drug abuse patient. 42

C.F.R. § 2.32 (SAMHSA)

(r)
Federal Tax Information (FTI).

a.
Any FTI made available shall be used only for the purpose of carrying out the provisions of this Agreement.

b.
Information contained in such material shall be treated as confidential and shall not be divulged or made known in any manner to any person except as may be necessary in the performance of this Agreement. Inspection by or disclosure to anyone other than an officer of employer of the Grantee is strictly prohibited.

(s)
Failure to comply with federal regulations regarding HIPAA/HITECH, SSA, Medicaid, CHIP, SAMHSA, and FTI data may result in criminal and civil fines and penalties.

27.
Conflict of Interest. Subcontractor agrees to be bound by the terms of §E.28 of the CRA, and warrants that no part of the total Agreement amount provided herein shall be paid directly, indirectly or through a parent organization, subsidiary or affiliate organization to any state or federal officer or employee of the State of Tennessee or any immediate family member of a state or federal officer or employee of the State of Tennessee as wages, compensation, or gifts in exchange for acting as officer, agent, employee, subcontractor, or consultant to Subcontractor in connection with any work contemplated or performed relative to this Agreement unless disclosed to the Commissioner, Tennessee Department of Finance and Administration. For the purposes of this Addendum and the Agreement, “immediate family member” shall mean a spouse or minor child(ren) living in the household.

This Agreement may be terminated by the Plan or TennCare, or the Plan may be subject to sanctions, including liquidated damages, under the CRA if it is determined that the Plan, its agents or employees or the Subcontractor, its agents or employees offered or gave gratuities of any kind to any state or federal officials or employees of the State of Tennessee or any immediate family member of a state or federal officer or employee of the State of Tennessee if the offering or giving of said gratuity is in contravention or violation of state or federal law. The Subcontractor certifies that no member or delegate of Congress, the United States Government Accountability Office, DHHS, CMS, or any other federal agency has or will benefit financially or materially from the Agreement. The Plan may impose sanctions, including liquidated damages, against the Subcontractor, to the extent that such sanctions are issued by TennCare to the Plan and from the Plan to the Subcontractor and are attributable to non-compliance or omission on the part of the Subcontractor. Subcontractor shall maintain adequate internal controls to detect, prevent, or disclose and mitigate conflict of interest issues under the CRA from occurring.

28.
Termination.

28.1
This Agreement may be terminated by the Plan or TennCare if it is determined that Subcontractor, its agents or employees offered or gave gratuities of any kind to any officials or employees of the State of Tennessee. Subcontractor certifies that no member or delegate of Congress, the United States General Accounting Office,

DHHS, CMS, or any other federal agency has or will benefit financially or materially from this Agreement.

28.2
Amerigroup may terminate this Agreement for convenience and without cause upon one-hundred twenty (120) days written notice

28.3
In the event of termination of this Agreement, the Subcontractor shall immediately make available upon request, to TennCare, or its designee, in a useable form, a copy of any or all records, whether medical or financial, related to Subcontractor’s activities undertaken pursuant to this Agreement. The provision of such records shall be at no expense to TennCare.

29.
Gratuities. By signing this Agreement, Subcontractor certifies that no member of or a delegate of Congress, nor any elected or appointed official or employee of the State of Tennessee, the United States General Accounting Office, United States Department of Health and Human Services, CMS, or any other federal agency has or will benefit financially or materially due to influence in obtaining this Agreement. The Agreement may be terminated by the Plan or TennCare if it is determined that the Subcontractor’s employees, agents or employees of Subcontractor’s agents offered or gave gratuities of any kind to any member or delegate of Congress, elected or appointed official or employee of the State of Tennessee, the United States General Accounting Office, the United States Department of Health and Human Services, CMS, or any other federal agency.

30.
Lobbying. Subcontractor certifies by signing this Agreement, to the best of its knowledge and belief, that federal funds have not been used for lobbying in accordance with 45 CFR Part 93 and 31 USC § 1352, consistent with §E.8 of the CRA. (See also T.C.A. §§ 3-6- 101 et seq., 3-6-301 et seq., and 8-50-505.)

30.1 Subcontractor shall disclose lobbying activities using non-federal funds in accordance with 45 CFR Part 93.

31.
Deductible. TennCare shall be exempt from and in no way liable for any sums of money that may represent a deductible in any insurance policy. The payment of such a deductible shall be the sole responsibility of the Plan or Subcontractor and/or vendor obtaining such insurance. The same holds true of any premiums paid on any insurance policy pursuant to this Agreement.

32.
TennCare Review. The Subcontractor is not a TennCare provider and does not have access to Independent Review of disputed claims.

33.
No Suggestion. Subcontractor acknowledges that it is aware that it is not permitted to encourage or suggest, in any way, that TennCare children be placed into state custody in order to receive medical or behavioral or long term care services covered by TennCare.
34.
42 C.F.R. Part 455, Subpart B. If applicable, Subcontractor will comply and submit to the Plan disclosure of information in accordance with the requirements specified in 42 CFR Part 455, Subpart B. In addition, the Subcontractor and its subcontractors and

Providers, if any, shall disclose, to TennCare, the Comptroller General of the United States or CMS, full and complete information regarding ownership, financial transactions and persons convicted of criminal activity related to Medicare, Medicaid, or the federal Title XX programs in the time and manner set forth in accordance with federal and state requirements, including but not limited to 42 C.F.R. § 455.101 et seq.; 42 C.F.R. § 1001.1001 and 42 C.F.R. § 455.436. These disclosures shall be made on the form provided by the Plan. The Subcontractor and its subcontractors, if any, shall collect the disclosure of health care-related criminal conviction information as required by 42 C.F.R.

§ 455.106 and establish policies and procedures to ensure that applicable criminal convictions are reported timely to the State.

The Subcontractor and its subcontractors, if any, agree to disclose business transaction information upon request and as otherwise specified in federal and state regulations.

35.
DRA Compliance. As a contractor of the Plan, Subcontractor shall comply with the requirements of Section 6032 of The Deficit Reduction Act of 2005.

36.
Marketing. The Subcontractor shall not conduct any enrollee marketing activities in accordance with §A.2.16 of the CRA. Any Subcontractor general marketing or distribution of member materials shall be performed in accordance with §2.16 and §2.17 of the CRA and require prior written approval by TennCare and TDCI.

37.
Provider Manual. The Subcontractor has been advised that the Plan's Provider Manual is located at the Plan’s website address available at https://providers.amerigroup.com/pages/tn-2012.aspx.

38.
Conflict. In the event that this Agreement is determined by TennCare to conflict with the CRA between TennCare and the Plan, such requirement shall be null and void and all other provisions shall remain in full force and effect. No other terms or conditions agreed to by the Plan and Subcontractor shall negate or supersede the terms or conditions of the CRA.

39.
Accounting System. The Subcontractor shall establish and maintain an accounting system in accordance with generally accepted accounting principles. The accounting system shall maintain records pertaining to the tasks defined in this Agreement and any other costs and expenditures made under the Agreement. Specific accounting records and procedures are subject to TennCare and federal approval. Accounting procedures, policies, and records shall be completely open to state and federal personnel at any time during the Agreement period and for five (5) years thereafter unless otherwise specified elsewhere in this Agreement.

40.
Insurance.

40.1
The Subcontractor shall obtain adequate worker’s compensation and general liability insurance coverage prior to commencing any work in connection with this Agreement. Additionally, TennCare may require, at its sole discretion, the Subcontractor to obtain adequate professional malpractice liability or other forms of insurance. Any insurance required by TennCare shall be in the form and substance acceptable to TennCare.

40.2
The Subcontractor shall require that any subcontractors obtain all similar insurance required of it prior to commencing work.

40.3
The Subcontractor shall furnish proof of adequate coverage of insurance by a certificate of insurance submitted to Plan.

40.4
TennCare shall be exempt from and in no way liable for any sums of money that may represent a deductible in any insurance policy. The payment of such a deductible shall be the sole responsibility of the Plan or Subcontractor obtaining such insurance. The same holds true of any premiums paid on any insurance policy pursuant to this Agreement.

40.5
Failure to provide proof of adequate coverage within the specified time period may result in this Agreement being terminated.

41.
Independent Relationship. It is expressly agreed that the Subcontractor and any subcontractors or vendors, and agents, officers, and employees of the Subcontractor or any subcontractors or vendors, in the performance of this Agreement shall act in an independent capacity and not as agents, officers and employees of TennCare or the State of Tennessee. It is further expressly agreed that this Agreement shall not be construed as a partnership or joint venture between the Subcontractor or any applicable contracted subcontractor or vendor of Subcontractor and TennCare and the State of Tennessee.

42.
Subcontractor Privity. Notwithstanding any provision which may be contained herein to the contrary, TennCare shall be responsible solely to the Plan for the payment of invoices properly submitted in compliance with the terms of the CRA and this Agreement for services described herein, and in no event shall TennCare be responsible, either directly or indirectly, to any subcontractor or any other party who may provide the services described herein.
43.
Payee. The Plan shall compensate the Subcontractor for providing the Services in accordance with the pricing terms and component rates set forth in the Agreement. If the Plan requests additional services or deliverables not covered in the Agreement, Subcontractor and the Plan shall execute an addendum relating to the specific services to be added. In the absence of such an agreed upon addendum, Subcontractor shall not perform or provide any such additional services or deliverables.

44.
Employment and Contracting Restrictions.

44.1
The Subcontractor shall not knowingly have a director, officer, partner, or person with beneficial ownership of more than five percent (5%) of the entity’s equity who has been debarred or suspended by any federal agency. The Subcontractor may not have an employment, consulting, or any other agreement with a person that has been debarred or suspended by any federal agency for the provision of items or services that are significant and material to the entity’s contractual obligation with the State. To the best of its knowledge and belief, the Subcontractor certifies by its signature to this Agreement that the Subcontractor and its principals:

44.1.1
Are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from covered transactions by any federal or state department or contractor;

44.1.2
Have not within a three (3) year period preceding this Agreement been convicted of, or had a civil judgment rendered against them from commission of fraud, or a criminal offense in connection with obtaining attempting to obtain, or performing a public (federal, state, or local) transaction or grant under a public transaction, violation of federal or state antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification, or destruction of records, making false statements, or receiving stolen property;

44.1.3
Are not presently indicted for or otherwise criminally or civilly charged by a government entity (federal, state, or local) with commission of any of the offenses detailed in Section A.2.29.4 of the CRA; and

44.1.4
Have not within a three (3) year period preceding this Agreement had one or more public transactions (federal, state, or local) terminated for cause or default.

45.
Nondiscrimination. No person on the grounds of handicap, and/or disability, age, race, color, religion, sex, national origin, or any other classifications protected under federal or state laws shall be excluded from participation in, except as specified in §A.2.3.5 of the CRA, or be denied benefits of, or be otherwise subjected to discrimination in the performance of this Agreement or in the employment practices of the Plan or the Subcontractor. The Subcontractor shall immediately report to Amerigroup any discrimination complaint received by Subcontractor relating to the provision of and/or access to TennCare covered services. The Subcontractor agrees to cooperate with TennCare and Amerigroup during discrimination complaint investigations. The Subcontractor shall upon request show proof of such nondiscrimination compliance and shall post notices of nondiscrimination in conspicuous places available to all employees, TennCare applicants, and enrollees.

45.1
Corrective Action Plans to Resolve Discrimination Complaints. If a discrimination complaint against the Subcontractor, Subcontractor’s employees, Subcontractor’s providers, Subcontractor’s provider’s employees, or Subcontractor’s contractors is determined by TennCare to be valid, TennCare shall, at its option and pursuant to

CRA A.2.25.10, either (i) provide the Subcontractor with a corrective action plan to resolve the complaint, or (ii) request that the Subcontractor submit a proposed corrective action plan to TennCare and Amerigroup for review and approval that specifies what actions the Subcontractor proposes to take to resolve the discrimination complaint. Upon provision of the corrective action plan to Subcontractor by TennCare or Amerigroup, or approval of the Subcontractor’s proposed corrective action plan by TennCare, the Subcontractor shall implement the approved corrective action plan to resolve the discrimination complaint. TennCare in its sole discretion shall determine when a satisfactory discrimination complaint resolution has been reached and shall notify Subcontractor or Amerigroup of the approved resolution. A discrimination complaint resolution corrective action plan may consist of approved nondiscrimination training on relevant discrimination topics. Prior to use, the nondiscrimination training material shall be reviewed and approved by TennCare and Amerigroup. Time periods for the implementation of the corrective action plan nondiscrimination training shall be designated by TennCare.

46.
Intentionally Omitted.

47.
Submission of Claim as Certification of Compliance. The Subcontractor understands that payment by TennCare or the Plan is conditioned upon the invoice or bill and the underlying transaction complying with such laws, regulations, and program instructions and is conditioned on Subcontractor’s compliance with all applicable conditions of participation in Medicaid. The Subcontractor understands and agrees that each invoice or bill the Subcontractor submits to TennCare or the Plan constitutes a certification that the Subcontractor has complied with all applicable Medicaid laws, regulations and program instructions in connection with such invoices or bills and the services provided therein. Subcontractor further understands that payment and satisfaction of this claim will be from federal and state funds, and that any false claims, statements, documents, or concealment of a material fact, may be prosecuted under applicable federal and/or state laws.

48.
False Claims Act. The Subcontractor and its subcontractors and Providers, if any, shall comply with the provisions of 42 U.S.C. § 1396a(a)(68)et seq as applicable, regarding policies and education of employees as regards the terms of the False Claims Act and whistleblower protections.

49.
Return of Overpayments. In accordance with the Affordable Care Act and TennCare Rules, policy and procedures, the Subcontractor and its subcontractors and Vendors, if any, shall provide written notification to the Plan and the TennCare Office of Program Integrity (OPI) of overpayments identified by the Subcontractor and, when it is applicable, return overpayments within sixty (60) days from the date the overpayment is identified.

Overpayments that are not returned within sixty (60) days from the date the overpayment was identified may result in a penalty pursuant to state or federal law.

50.
Assignment of TennCare Funds/Payments. The Subcontractor understands that the assignment of TennCare funds/payments to billing agents or alternative payees is not permitted without executing a billing agent or alternative payee assignment agreement. Subcontractor further understands that billing agents and alternative payees are subject to initial and monthly federal exclusion (LEIE) and debarment (EPLS) screening requirements if the alternative payee assignment is on-going.

51.
Prohibited Payments. The Subcontractor shall ensure that payments are not issued under this Contract for an item or service in accordance with the following:

a)
To providers that have not obtained a Tennessee Medicaid provider number or for which disclosure requirements, as applicable, have not been obtained by the CONTRACTOR in accordance with 42 CFR 455.100 through 106, Section A.2.12.9.37 of this Contract, and TennCare policies and procedures.;

b)
Furnished under the plan by any individual or entity during any period when the individual or entity is excluded from participation under title V, XVIII, XIX or XX pursuant to sections 1128, 1128A, 1156, or 1842(j)(2) of the Social Security Act;

c)
Furnished at the medical direction or on the prescription of a physician, during the period when such physician is excluded from participation under title V, XVIII, XIX or XX pursuant to sections 1128, 1128A, 1156, or 1842(j)(2) or the Social Security Act and when the person furnishing such item or service knew, or had reason to know, of the exclusion (after a reasonable time period after reasonable notice has been furnished to the person);

d)
Furnished by an individual or entity to whom the State has failed to suspend payments during any period when there is a pending investigation of a credible allegation of fraud against the individual or entity, unless the State determines there is good cause not to suspend such payments;

e)
With respect to any amount expended for which funds may not be used under the Assisted Suicide Funding Restriction Act (ASFRA) of 1997;

f)
With respect to any amount expended for roads, bridges, stadiums, or any other item or service not covered under the Medicaid State Plan.

52.
No Payment Outside of the U.S. Subcontractor agrees that all Services to be performed herein shall be performed in the United States of America and Subcontractor agrees that Subcontractor shall not provide any payments for items or services provided under the Agreement to any financial institution, entity or person located outside the United States of America.

53.
Background Checks. Subcontractor agrees to conduct initial background checks on all its employees, agents, subcontractors, or anyone acting for or on behalf of the Plan in accordance with state law and TennCare policy. At a minimum, background checks shall include a check of the Tennessee Abuse Registry, Tennessee Felony Offender Registry, National and Tennessee Sexual Offender Registry, Social Security Master Death File and List of Excluded Individuals/Entities (LEIE). Subcontractor shall not employ or contract with any individual who appears on these aforementioned registries or lists. All background checks required in this Section must be completed prior to the start date of employment.

54.
Subcontractor Screening Requirement.

Subcontractor shall screen its employees and contractors initially and on an ongoing monthly basis against Exclusion Lists (defined below) to determine whether any of them has been excluded from participation in Medicare, Medicaid, SCHIP, or any Federal health care programs (as defined in Section 1128B(f) of the Social Security Act) and not employ or contract with an individual or entity that has been excluded. . The word “individual” in this Section shall refer to all individuals listed on the disclosure form including both providers and non-providers such as board members, owners, agents, managing employees. Subcontractor shall be required to immediately report to the Plan any exclusion information discovered. Civil monetary penalties may be imposed against entities that employ or enter into contracts with excluded individuals or entities to provide items or services to TennCare members. Subcontractor shall report any exclusion under this Section to the Plan via fax to the attention of the Amerigroup Tennessee Plan Compliance Officer at 1-877-279-2445. Any unallowable funds made to excluded individuals as full or partial wages and/or benefits shall be refunded to and/or obtained by to TennCare and/or the Plan dependent upon the entity that identifies the payment of unallowable funds to excluded individuals.

If Subcontractor determines that a Screened Person has become an Ineligible Person, then Subcontractor shall take appropriate action to immediately remove such Screened Person from responsibility for, or involvement with, Subcontractor’s professional or business operations related to the Federal health care programs and shall remove such Screened Person from any position for which the Screened Person’s compensation or the items or services furnished, ordered, or prescribed by the Screened Person are paid in whole or part, directly or indirectly, by Federal health care programs or otherwise with Federal funds at least until such time as the Screened Person is reinstated into participation in the Federal health care programs. The aforementioned “immediate removal” requirement specifically supersedes any language that may be to the contrary in the Agreement. If Subcontractor determined that a Screened Person is an Ineligible Person charged with a criminal offense that falls within the ambit of 42 U.S.C. §§ 1320a-7(a) or is proposed for exclusion during the Screened Person’s employment or contract term, Subcontractor shall take all appropriate actions to ensure that the responsibilities of that Screened Person have not and shall not adversely affect the quality of care rendered to any beneficiary, patient, or resident, or any claims submitted to any Federal health care program. Exclusion Lists – “Exclusion Lists” shall mean the U.S. Department of Health and Human Services' Office of Inspector General's List of Excluded individuals/Entities (located at http://www.oig.hhs.gov) and the General Services Administration's List of Parties Excluded from Federal Programs (located at http://www.epls.gov). Ineligible Persons – “Ineligible Persons” shall mean any individual or entity who: (a) is, as of the date such Exclusion Lists are accessed by Subcontractor, excluded, debarred, suspended, or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or non-procurement programs; or (b) has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended, or otherwise declared ineligible. For purposes of this Addendum and Agreement, the term “Ineligible person” shall also include an individual or entity that has been terminated by TennCare from the Tennessee Medicaid to SCHIP program for program Integrity reasons.

The Plan will not pay any claim submitted by a provider who is excluded from participation in Medicare, Medicaid, or SCHIP programs pursuant to Sections 1128 or 1156 of the Social Security Act or is otherwise not in good standing with TennCare. Furthermore, the Plan will not pay any claim submitted by a provider that is on payment hold under the authority of TennCare.

55.
Data Reporting.

The Plan and Subcontractor shall collect the disclosure of ownership and health care- related criminal conviction information as required by 42 C.F.R. Part 455 and establish policies and procedures to ensure that applicable criminal convictions are reported timely to the State of Tennessee. Subcontractor shall submit routine disclosures in accordance with timeframes specified in 42 C.F.R. Part 455, Subpart B and TennCare policies and procedures, including at the time of initial contracting, contract renewal, at any time there is a change to any of the information on the disclosure form, at least once every three (3) years, and at anytime upon request by the Plan or TennCare. Plan shall screen its employees and contractors initially and on an ongoing monthly basis to determine whether any of them has been excluded from participation in Medicare, Medicaid, SCHIP, or any Federal health care programs (as defined in Section 1128B(f) of the Social Security Act) and not employ or contract with an individual or entity that has been excluded. The results of said screenings shall be provided to TennCare on a monthly basis. The word “contractors” in this Section shall refer to all individuals listed on the disclosure form including providers and non-providers such as board members, owners, agents, managing employees, etc.

56.
Training. Amerigroup shall provide the Subcontractor with education and training plan and materials regarding all of the Subcontractor’s obligations under the CRA and this Agreement. The Plan shall contact the Subcontractor on a semi-annual basis to update the

Subcontractor on its obligations and to communicate any other pertinent information. The two (2) semi-annual contacts shall be conducted face-to-face or conducted via telephone, face-to-face, or conducted via telephone.

EXHIBIT E-24

TENNESSEE

HIPAA BUSINESS ASSOCIATE AGREEMENT

THIS HIPAA BUSINESS ASSOCIATE AGREEMENT (“Agreement”) is between

AMERIGROUP Tennessee, Inc., (“XXXXXXXX” or Covered Entity”) located at 22 Century Boulevard, Suite 310, Nashville, Tennessee 37214, XXXXXXXX” (“Business Associate”), located at XXXXXXXX”, including all office locations and other business locations at which Business Associate data may be used or maintained. Covered Entity and Business Associate may be referred to herein individually as “Party” or collectively as “Parties.”

BACKGROUND

The Parties acknowledge that they are subject to the Privacy and Security Rules (45 C.F.R. Parts 160 and 164) promulgated by the United States Department of Health and Human Services pursuant to the Health Insurance Portability and Accountability Act of 1996 (HIPAA), Public Law 104-191, and as amended by the final rule modifying the HIPAA Privacy, Security, Enforcement, and Breach Notification Rules under the Health Information Technology for Economic and Clinical Health Act (HITECH). If Business Associate provides services to Covered Entity pursuant to one or more contractual relationships, said Agreements are detailed below and hereinafter referred to as “Service Agreements.”

LIST OF AGREEMENTS AFFECTED BY THIS HIPAA BUSINESS ASSOCIATE AGREEMENT:

XXXXXXXX

In the course of performing services under a Service Agreement, Business Associate may come into contact with, use, or disclose Protected Health Information (“PHI”). Said Service Agreements are hereby incorporated by reference and shall be taken and considered as a part of this document the same as if fully set out herein.

In accordance with the federal privacy and security rules and regulations set forth at 45 C.F.R. Part 160 and Part 164, Subparts A, C, D and E, which require Covered Entity to have a written memorandum with each of its Business Associates, the Parties wish to establish satisfactory assurances that Business Associate will appropriately safeguard PHI that Business Associate may receive (if any) from or on behalf of Covered Entity, and, therefore, execute this Agreement.

1.
DEFINITIONS

All capitalized terms used, but not otherwise defined, in this Agreement shall have the same meaning as those terms defined in 45 C.F.R. Parts 160 through 164 or other applicable law or regulation. A reference in this Agreement to a section in the Privacy or Security Rule means the section as in effect or as amended.

1.1
“Commercial Use” means obtaining PHI with the intent to sell, transfer or use it for commercial, or personal gain, or malicious harm; sale to third party for consumption, resale, or processing for resale; application or conversion of data to make a profit or obtain a benefit contrary to the spirit of this Agreement, including but not limited to presentation of data or examples of data in a conference or meeting setting where the ultimate goal is to obtain or gain new business.

1.2
“Confidential Information” shall mean any non-public, confidential or proprietary information, whether written, graphic, oral, electronic, visual or fixed in any tangible medium or expression, which is supplied by TennCare to the Business Associate under this Agreement. Any information, whether written, graphic, oral, electronic, visual or fixed in any tangible medium or expression, relating to individuals enrolled in the TennCare program (“TennCare enrollees”), or relating to individuals who may be potentially enrolled in the TennCare program, which is provided to or obtained through the Business Associate’s performance under this Agreement, shall also be treated as “Confidential Information” to the extent that confidential status is afforded such information under state and federal laws or regulations. All confidential information shall not be subject to disclosure under the Tennessee Public Records Act.

1.3
“Electronic Signature” means an electronic sound, symbol, or process attached to or logically associated with a record and executed or adopted by a person with the intent to sign the record.

1.4
“Marketing” shall have the meaning under 45 C.F.R. § 164.501 and the act or process of promoting, selling, leasing or licensing any TennCare information or data for profit without the express written permission of TennCare.

2.
OBLIGATIONS AND ACTIVITIES OF BUSINESS ASSOCIATE (Privacy Rule)

2.1
Compliance with the Privacy Rule. Business Associate shall fully comply with the requirements under the Privacy Rule applicable to "business associates," as that term is defined in the Privacy Rule and not use or further disclose PHI other than as permitted or required by this Agreement, the Service Agreements, or as required by law. In case of any conflict between this Agreement and the Service Agreements, this Agreement shall govern.

2.2
HITECH Act Compliance. The Health Information Technology for Economic and Clinical Health Act (HITECH) was adopted as part of the American Recovery and Reinvestment Act of 2009. HITECH and its implementing regulations impose new requirements on Business Associates with respect to privacy, security, and Breach notification. Business Associate hereby acknowledges and agrees that to the extent it is functioning as a Business Associate of Covered Entity, Business Associate shall comply with any applicable provisions of HITECH. Business Associate and the Covered Entity further agree that the provisions of HIPAA and HITECH that apply to business associates and that are required to be incorporated by reference in a business associate agreement have been incorporated into this Agreement between Business Associate and Covered Entity. Should any provision not be set forth specifically, it is as if set forth in this Agreement in its entirety and is effective as of the Applicable Effective Date, and as amended.

2.3
Business Management. Business Associate may use and disclose PHI for the proper management and administration of the Business Associate or to carry out the legal responsibilities of Business Associate. Business Associate may provide data aggregation services relating to the Health Care Operations of TennCare, or as required by law. Business Associate is expressly prohibited from using or disclosing PHI other than as permitted by this Agreement, any associated Service Agreements, or as otherwise permitted or required by law, and is prohibited from uses or disclosures of PHI that would not be permitted if done by the Covered Entity.

2.4
Privacy Safeguards and Policies. Business Associate shall use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by the Service Agreement(s), this Agreement or as required by law. This includes the implementation of Administrative, Physical, and Technical Safeguards to reasonably and appropriately protect the Covered Entity’s PHI against any reasonably anticipated threats or hazards, utilizing the technology commercially available to the Business Associate (See also Section 3.2). The Business Associate shall maintain appropriate documentation of its compliance with the Privacy Rule, including, but not limited to, its policies, and procedures, records of training and sanctions of members of its Workforce.

2.5
Business Associate Contracts. Business Associate shall require any agent, including a Subcontractor, to whom it provides PHI received from, maintained, created or received by Business Associate on behalf of Covered Entity, or that carries out any duties for the Business Associate involving the use, custody, disclosure, creation of, or access to PHI or other confidential TennCare information, to agree, by written agreement with Business Associate, to substantially similar, but not less stringent restrictions and conditions that apply through this Agreement to Business Associate with respect to such information except for the provision at section 4.6, which shall only apply to the Business Associate notwithstanding the requirements in this section 2.5.

2.6
Mitigation of Harmful Effect of Violations. Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a use or disclosure of PHI by Business Associate in violation of the requirements of this Agreement.

2.7
Reporting of Violations in Use and Disclosure of PHI. Business Associate shall require its employees, agents, and Subcontractors to promptly report to Business Associate immediately upon becoming aware of any use or disclosure of PHI in violation of this Agreement and to report to Covered Entity any use or disclosure of the PHI not provided for by this Agreement. The Business Associate shall report such violation to Covered Entity immediately upon becoming aware of, and in no case later than 48 hours after discovery.

2.8
Breach of Unsecured Protected Health Information. As required by the Breach Notification Rule, Business Associate shall, and shall require its Subcontractor(s) to, maintain systems to monitor and detect a Breach of Unsecured PHI, whether in paper or electronic form.
a)
Business Associate shall provide to Covered Entity notice of a Breach of

Unsecured PHI immediately upon becoming aware of the Breach, and in no case later than 48 hours after discovery.

b)
Business Associate shall cooperate with Covered Entity in timely providing the appropriate and necessary information to Covered Entity.
c)
Covered Entity shall make the final determination whether the Breach requires notification to affected individuals and whether the notification shall be made by

Covered Entity or Business Associate.

2.9
Access of Individual to PHI and other Requests to Business Associate. If Business Associate receives PHI from Covered Entity in a Designated Record Set, Business Associate agrees to provide access to PHI in a Designated Record Set to Covered Entity in order to meet its requirements under 45 C.F.R. § 164.524. If Business Associate receives a request from an Individual for a copy of the Individual's PHI, and the PHI is in the sole possession of the Business Associate, Business Associate will provide the requested copies to the Individual in a timely manner. If Business Associate receives a request for PHI not in its possession and in the possession of the Covered Entity, or receives a request to exercise other Individual rights as set forth in the Privacy Rule, Business Associate shall promptly forward the request to Covered Entity. Business Associate shall then assist Covered Entity as necessary in responding to the request in a timely manner. If a Business Associate provides copies of PHI to the Individual, it may charge a reasonable fee for the copies as the regulations shall permit.

2.10
Requests to Covered Entity for Access to PHI. The Covered Entity shall forward to the Business Associate in a timely manner any Individual’s request for access to or a copy (in any form they choose, provided the PHI is readily producible in that format) of their PHI that shall require Business Associate’s participation, after which the Business Associate shall provide access to or deliver such information as follows:
a)
The Parties understand that if either Party receives a request for access to or copies of PHI from an Individual which the Party may complete with only its own onsite information, the time for such response shall be thirty (30) days, with notification to the Covered Entity upon completion.
b)
If the Covered Entity receives a request and requires information from the Business Associate in addition to the Covered Entity’s onsite information to fulfill the request, the Business Associate shall have fifteen (15) days from date of Covered Entity’s notice to provide access or deliver such information to the Covered Entity so that the Covered Entity may timely respond to the Individual within the thirty (30) day requirement of 45 C.F.R. § 164.524.
c)
If the Party designated above as responding to the Individual’s request is unable to complete the response to the request in the time provided, that Party shall provide the Individual, or Individual’s designee, with a written statement of the reasons for the delay and the date by which the Party will complete its action on the request. The Party may extend the response time once for no more than thirty (30) additional days.
d)
Business Associate is permitted to send an Individual or Individual’s designee unencrypted emails including Electronic PHI if the Individual requests it, provided the Business Associate has advised the Individual of the risk and the Individual still prefers to receive the message by unencrypted email.

2.11
Individuals’ Request to Amend PHI. If Business Associate receives PHI from Covered Entity in a Designated Record Set, Business Associate agrees to make any amendments to PHI in a Designated Record Set that Covered Entity directs or agrees to pursuant to 45

C.F.R. § 164.526, regarding an Individual’s request to amend PHI. The Business Associate shall make the amendment promptly in the time and manner designated by Covered Entity, but shall have thirty

(30) days’ notice from Covered Entity to complete the amendment to the Individual’s PHI and to notify the Covered Entity upon completion.

2.12
Recording of Designated Disclosures of PHI. Business Associate shall document any and all disclosures of PHI by Business Associate or its agents, including information related to such disclosures as would be required for Covered Entity to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. § 164.528.

2.13
Accounting for Disclosures of PHI. The Business Associate agrees to provide to Covered Entity or to an Individual, or Individual’s designee, in time and manner designated by Covered Entity, information collected in accordance with this Agreement, to permit Covered Entity to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. § 164.528. The Covered Entity shall forward the Individual’s request requiring the participation of the Business Associate to the Business Associate in a timely manner, after which the Business Associate shall provide such information as follows:
a)
If Covered Entity directs Business Associate to provide an accounting of disclosures of the Individual’s PHI directly to the Individual, the Business Associate shall have sixty (60) days from the date of the Individual’s request to provide access to or deliver such information to the Individual or Individual’s designee. The Covered Entity shall provide notice to the Business Associate in time to allow the Business Associate a minimum of thirty (30) days to timely complete the Individual’s request.
b)
If the Covered Entity elects to provide the accounting to the Individual, the Business Associate shall have thirty (30) days from date of Covered Entity’s notice of request to provide information for the Accounting to the Covered Entity so that the Covered Entity may timely respond to the Individual within the sixty (60) day period.
c)
If either of the Parties is unable to complete the response to the request in the times provided above, that Party shall notify the Individual with a written statement of the reasons for the delay and the date by which the Party will complete its action on the request. The Parties may extend the response time once for no more than thirty (30) additional days.
d)
The accounting of disclosures shall include at least the following information:
1)
date of the disclosure;
2)
name of the third party to whom the PHI was disclosed,
3)
if known, the address of the third party;
4)
brief description of the disclosed information; and
5)
brief explanation of the purpose and basis for such disclosure.
e)
The Parties shall provide one (1) accounting in any twelve (12) months to the Individual without charge. The Parties may charge a reasonable, cost-based fee, for each subsequent request for an accounting by the same Individual if he/she is provided notice and the opportunity to modify his/her request. Such charges shall not exceed any applicable State statutes or rules.

2.14
Minimum Necessary. Business Associate shall use reasonable efforts to limit any use, disclosure, or request for use or disclosure of PHI to the minimum amount necessary to accomplish the intended purpose of the use, disclosure, or request in accordance with the requirements of the Privacy Rule.
a)
Business Associate represents to Covered Entity that all its uses and disclosures of, or requests for, PHI shall be the minimum necessary in accordance with the Privacy Rule requirements.
b)
Covered Entity may, pursuant to the Privacy Rule, reasonably rely on any requested disclosure as the minimum necessary for the stated purpose when the information is requested by Business Associate. Business Associate shall adequately and properly maintain all PHI received from, or created or received on behalf of, Covered Entity.
2.15
Privacy Compliance Review upon Request. Business Associate agrees to make its internal practices, books and records, including policies, procedures, and PHI, relating to the use and disclosure of PHI received from, created by or received by Business Associate on behalf of Covered Entity available to the Covered Entity or to the Secretary of the United States Department of Health in Human Services or the Secretary’s designee, in a time and manner designated by the requester, for purposes of determining Covered Entity’s or Business Associate’s compliance with the Privacy Rule.
2.16
Cooperation in Privacy Compliance. Business Associate agrees to fully cooperate in good faith and to assist Covered Entity in complying with the requirements of the Privacy Rule.

3.
OBLIGATIONS AND ACTIVITIES OF BUSINESS ASSOCIATE (Security Rule)

3.1
Compliance with Security Rule. Business Associate shall fully comply with the requirements under the Security Rule applicable to "Business Associates," as that term is defined in the Security Rule. In case of any conflict between this Agreement and Service Agreements, this Agreement shall govern.

3.2
Security Safeguards and Policies. Business Associate shall implement Administrative, Physical, and Technical Safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the Electronic PHI that it creates, receives, maintains, or transmits on behalf of the Covered Entity as required by the Security Rule. This includes specifically, but is not limited to, the utilization of technology commercially available at the time to the Business Associate to protect the Covered Entity’s PHI against any reasonably anticipated threats or hazards. The Business Associate understands that it has an affirmative duty to perform a regular review or assessment of security risks, conduct active risk management and supply best efforts to assure that only authorized persons and devices access its computing systems and information storage, and that only authorized transactions are allowed. The Business Associate will maintain appropriate documentation of its compliance with the Security Rule.
3.3
Security Provisions in Business Associate Contracts. Business Associate shall ensure that any agent to whom it provides Electronic PHI received from, maintained, or created for Covered Entity or that carries out any duties for the Business Associate involving the use, custody, disclosure, creation of, or access to PHI supplied by Covered Entity, shall execute a bilateral contract (or the appropriate equivalent if the agent is a government entity) with Business Associate, incorporating substantially similar, but not less stringent restrictions and conditions in this Agreement with Business Associate regarding PHI except for the provision in Section 4.6.

3.4
Reporting of Security Incidents. The Business Associate shall track all Security Incidents as defined and as required by HIPAA and shall periodically report such Security Incidents in summary fashion as may be requested by the Covered Entity. The Covered Entity shall not consider as Security Incidents, for the purpose of reporting, external activities (port enumeration, etc.) typically associated with the “footprinting” of a computing environment as long as such activities have only identified but not compromised the logical network perimeter, including but not limited to externally facing firewalls and web servers. The Business Associate shall reasonably use its own vulnerability assessment of damage potential and monitoring to define levels of Security Incidents and responses for Business Associate’s operations. However, the Business Associate shall expediently notify the Covered Entity’s Privacy Officer of any related Security Incident, immediately upon becoming aware of any unauthorized acquisition including but not limited to use, disclosure, modification, or destruction of PHI by an employee or otherwise authorized user of its system of which it becomes aware.

3.4.1 Business Associate identifies the following key contact persons for all matters relating to this Agreement:

XXXXXXXX
XXXXXXXX
XXXXXXXX
XXXXXXXX
XXXXXXXX

Business Associate shall notify Covered Entity of any change in these key contacts during the term of this Agreement in writing within ten (10) business days.

3.5
Contact for Security Incident Notice. Notification for the purposes of Sections 2.8and 3.4 shall be in writing made by email/fax, certified mail or overnight parcel immediately upon becoming aware of the event, with supplemental notification by facsimile and/or telephone as soon as practicable, to:

Lori Stiffler

Director, TN Compliance Phone: 949-526-3249

Fax: 866-796-4532

Email: tnregsvcs@amerigroup.com

3.6
Security Compliance Review upon Request. Business Associate shall make its internal practices, books, and records, including policies and procedures relating to the security of Electronic PHI received from, created by or received by Business Associate on behalf of Covered Entity, available to the Covered Entity or to the Secretary of the United States Department of Health in Human Services or the Secretary’s designee, in a time and manner designated by the requester, for purposes of determining Covered Entity’s, Business Associate’s compliance with the Security Rule.

3.7
Cooperation in Security Compliance. Business Associate shall fully cooperate in good faith to assist Covered Entity in complying with the requirements of the Security Rule.

3.8
Refraining from intimidation or retaliation. A Covered Entity or Business Associate may not threaten, intimidate, coerce, harass, discriminate against, or take any other retaliatory action against any Individual or other person for-- (a) Filing of a complaint under 45 C.F.R. § 160.306; (b) testifying, assisting, or participating in an investigation, compliance review, proceeding, or hearing; or (c) opposing any act or practice made unlawful, provided the Individual or person has a good faith belief that the practice opposed is unlawful, and the manner of opposition is reasonable and does not involve a disclosure of PHI in violation of HIPAA.

4.
USES AND DISCLOSURES BY BUSINESS ASSOCIATE

4.1
Use and Disclosure of PHI for Operations on Behalf of Covered Entity. Except as otherwise limited in this Agreement, Business Associate may use or disclose PHI to perform Treatment, Payment or Health Care Operations for, or on behalf of, Covered Entity as specified in Service Agreements, provided that such use or disclosure would not violate the Privacy and Security Rule, if done by Covered Entity.

4.2
Other Uses of PHI. Except as otherwise limited in this Agreement, Business Associate may use PHI within its Workforce as required for Business Associate's proper management and administration, not to include Marketing or Commercial Use, or to carry out the legal responsibilities of the Business Associate.

4.3
Third Party Disclosure Confidentiality. Except as otherwise limited in this Agreement, Business Associate may disclose PHI for the proper management and administration of the Business Associate or to carry out the legal responsibilities of the Business Associate, provided that disclosures are required by law, or, if permitted by law, this Agreement, and the Service Agreement, provided that, if Business Associate discloses any PHI to a third party for such a purpose, Business Associate shall enter into a written agreement with such third party requiring the third party to: (a) maintain the confidentiality, integrity, and availability of PHI and not to use or further disclose such information except as required by law or for the purpose for which it was disclosed, and (b) notify Business Associate of any instances in which it becomes aware in which the confidentiality, integrity, and/or availability of the PHI is Breached immediately upon becoming aware.

4.4
Other Uses Strictly Limited. Nothing in this Agreement shall permit the Business Associate to share PHI with Business Associate’s affiliates or contractors except for the purposes of the Service Agreement(s) between the Covered Entity and Business Associate(s) identified in the “LIST OF AGREEMENTS AFFECTED BY THIS HIPAA BUSINESS ASSOCIATE

AGREEMENT” on page one (1) of this Agreement.

4.5
Covered Entity Authorization for Additional Uses. Any use of PHI or other confidential TennCare information by Business Associate, its Subcontractors, its affiliate or Contractor, other than those purposes of this Agreement, shall require express written authorization by the Covered Entity, and a Business Associate agreement or amendment as necessary. Activities which are prohibited include, but not are not limited to, Marketing or the sharing for Commercial Use or any purpose construed by Covered Entity as Marketing or Commercial use of TennCare enrollee personal or financial information with affiliates, even if such sharing would be permitted by federal or state laws.

4.6
Prohibition of Offshore Disclosure. Nothing in this Agreement shall permit the Business Associate to share, use or disclose PHI in any form via any medium with any third party beyond the boundaries and jurisdiction of the United States without express written authorization from the Covered Entity.

4.7
Prohibition of Other Uses and Disclosures. Business Associate shall not use or disclose PHI that is Genetic Information for underwriting purposes. Moreover, the sale, marketing or the sharing for commercial use or any purpose construed by Covered Entity as the sale, marketing or commercial use of TennCare enrollee personal or financial information with affiliates, even if such sharing would be permitted by federal or state laws, is prohibited.

4.8
Data Use Agreement - Use and Disclosure of Limited Data Set. Business Associate may use and disclose a Limited Data Set that Business Associate creates for Research, public health activity, or Health Care Operations, provided that Business Associate complies with the obligations below. Business Associate may not make such use and disclosure of the Limited Data Set after any cancellation, termination, expiration, or other conclusion of this Agreement.

4.9
Limitation on Permitted Uses and Disclosures. Business Associate will limit the uses and disclosures it makes of the Limited Data Set to the following: Research, public health activity, or Health Care Operations, to the extent such activities are related to covered functions, including business planning and development such as conducting cost- management and planning-related analysis related to managing and operating Business Associates functions, formulary development and administration, development and improvement of methods of payment or coverage policies, customer service, including the provision of data analysis for policy holders, plan sponsors, or other customers, to the extent such activities are related to covered functions, provided that PHI is not disclosed and disclosure is not prohibited pursuant to any other provisions in this Agreement related to Marketing or Commercial use.

4.10
Business Associate shall enter into written agreements that are substantially similar to this Business Associate Agreements with any Subcontractor or agent which Business Associate provides access to Protected Health Information.

4.11
Business Associates shall implement and maintain information security policies that comply with the HIPAA Security Rule.

5.
OBLIGATIONS OF COVERED ENTITY

5.1
Notice of Privacy Practices. Covered Entity shall provide Business Associate with the notice of Privacy Practices produced by Covered Entity in accordance with 45 C.F.R. § 164.520, as well as any changes to such notice.

5.2
Notice of Changes in Individual’s Access or PHI. Covered Entity shall provide Business Associate with any changes in, or revocation of, permission by an Individual to use or disclose PHI, if such changes affect Business Associate’s permitted or required uses.

5.3
Notice of Restriction in Individual’s Access or PHI. Covered Entity shall notify Business Associate of any restriction to the use or disclosure of PHI that Covered Entity has agreed to in accordance with 45 C.F.R. § 164.522, to the extent that such restriction may affect Business Associate's use of PHI.

5.4
Reciprocity for Requests Received by Business Associate. The Parties agree that this Section (Section 5) is reciprocal to the extent Business Associate is notified or receives an inquiry from any Individual within Covered Entity’s covered population.

6.
TERM AND TERMINATION

6.1
Term. This Agreement shall be effective as of the date on which it has been signed by both parties and shall terminate when all PHI which has been provided, regardless of form, by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if the Parties agree that it is unfeasible to return or destroy PHI, subsection 6.3.5 below shall apply.
6.2
Termination for Cause. This Agreement authorizes and Business Associate acknowledges and agrees Covered Entity shall have the right to terminate this Agreement and Service Agreement in the event Business Associate fails to comply with, or violates a material provision of this Agreement and any provision of the Privacy and Security Rules.

6.2.1
Upon Covered Entity’s knowledge of a Breach by Business Associate, Covered Entity shall either:
(a)
Provide notice of breach and an opportunity for Business Associate to reasonably and promptly cure the breach or end the violation, and terminate this BAA if Business Associate does not cure the breach or end the violation within the reasonable time specified by Covered Entity; or
(b)
Immediately terminate this BAA if Business Associate has breached a material term of this BAA and cure is not possible.

6.3
Effect of Termination. Upon termination of this Agreement for any reason, except as provided in subsections 6.3.2 and 6.3.5 below, Business Associate shall at its own expense either return and/or destroy all PHI and other confidential information received from Covered Entity or created or received by Business Associate on behalf of Covered Entity. This provision applies to all confidential information regardless of form, including but not limited to electronic or paper format. This provision shall also apply to PHI and other confidential information in the possession of sub-contractors or agents of Business Associate.

6.3.1
The Business Associate shall consult with the Covered Entity as necessary to assure an appropriate means of return and/or destruction and shall notify the Covered Entity in writing when such destruction is complete. If information is to be returned, the Parties shall document when all information has been received by the Covered Entity.

6.3.2
This provision (Section 6.3 and its subsections) shall not prohibit the retention of a single separate, archived file of the PHI and other confidential TennCare information by the Business Associate if the method of such archiving reasonably protects the continued privacy and security of such information and the Business Associate obtains written approval at such time from the Covered Entity. Otherwise, neither the Business Associate nor its Subcontractors and agents shall retain copies of TennCare confidential information, including enrollee PHI, except as provided herein in subsection 6.3.5.

6.3.3
The Parties agree to anticipate the return and/or the destruction of PHI and other TennCare confidential information and understand that removal of the confidential information from Business Associate’s information system(s) and premises will be expected in almost all circumstances. The Business Associate shall notify the Covered Entity whether it intends to return and/or destroy the confidential with such additional detail as requested. In the event Business Associate determines that returning or destroying the PHI and other confidential information received by or created for the Covered Entity at the end or other termination of the Service Agreement is not feasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction unfeasible.

6.3.4
Except for Business Associate Agreements in effect prior to April 21, 2005 when the Security Rule became effective, for the renewal or amendment of those same Agreements, or for other unavoidable circumstances, the Parties contemplate that PHI and other confidential information of the Covered Entity shall not be merged or aggregated with data from sources unrelated to that Agreement, or Business Associate’s other business data, including for purposes of data backup and disaster recovery, until the parties identify the means of return or destruction of the TennCare data or other confidential information of the Covered Entity at the conclusion of the Service Agreement, or otherwise make an express alternate agreement consistent with the provisions of Section 6.3 and its subsections.

6.3.5
Upon written mutual agreement of the Parties that return, or destruction of PHI is unfeasible and upon express agreement as to the means of continued protection of the data, Business Associate shall extend the protections of this Agreement to such

PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction unfeasible, for so long as Business Associate maintains such PHI.

7.
MISCELLANEOUS

7.1
Regulatory Reference. A reference in this Agreement to a section in the Privacy and/or Security Rule means the section as in effect or as amended.

7.2
Amendment. The Parties agree to take such action to amend this Agreement from time to time as is necessary for Covered Entity to comply with the requirements of the Privacy and Security Rules and the Health Insurance Portability and Accountability Act, Public Law 104-191. Business Associate and Covered Entity shall comply with any amendment to the Privacy and Security Rules, the Health Insurance Portability and Accountability Act, Public Law 104-191, and related regulations upon the effective date of such amendment, regardless of whether this Agreement has been formally amended, including, but not limited to, changes required by the American Recovery and Reinvestment Act of 2009, Public Law 111-5.

7.3
Survival. The respective rights and obligations of Business Associate under Confidentiality and Section6.3 of this Agreement shall survive the termination or expiration of this Agreement.

7.4
Interpretation. Any ambiguity in this Agreement shall be resolved in favor of a meaning that permits Covered Entity and the Business Associate to comply with the Privacy and Security Rules.

7.5
Headings. Paragraph Headings used in this Agreement are for the convenience of the Parties and shall have no legal meaning in the interpretation of the Agreement.

7.6
Notices and Communications. All instructions, notices, consents, demands, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered by electronic mail, hand, by facsimile transmission, by overnight courier service, or by first class mail, postage prepaid, addressed to the respective party at the appropriate facsimile number or address as set forth below, or to such other party, facsimile number, or address as may be hereafter specified by written notice. (For purposes of this section, effective notice to “Respective Party” is not dependent on whether the person named below remains employed by such Party.) The Parties agree to use their best efforts to immediately notify the other Party of changes in address, telephone number, and fax numbers and to promptly supplement this Agreement as necessary with corrected information.

Notifications relative to Sections 2.8 and 3.4 of this Agreement must also be reported to the Privacy Officer pursuant to Section 3.5.

COVERED ENTITY: BUSINESS ASSOCIATE:

Lori Stiffler XXXXXXXX

Director, TN Compliance XXXXXXXX

Phone: 949-526-3249 Phone: XXXXXXXX

Fax: 866-796-4532 Fax: XXXXXXXX

Email: tnregsvcs@amerigroup.com Email: XXXXXXXX

All instructions, notices, consents, demands, or other communications shall be considered effectively given as of the date of hand delivery; as of the date specified for overnight courier service delivery; as of three (3) business days after the date of mailing; or on the day the facsimile transmission is received mechanically by the facsimile machine at the receiving location and receipt is verbally confirmed by the sender.

7.7
Transmission of PHI or Other Confidential Information. Regardless of the transmittal methods permitted above, Covered Entity and Business Associate agree that all deliverables set forth in this Agreement that are required to be in the form of data transfers shall be transmitted between Covered Entity and Business Associate via the data transfer method specified in advance by Covered Entity. This may include, but shall not be limited to, transfer through Covered Entity’s SFTP system. Failure by the Business Associate to transmit such deliverables in the manner specified by Covered Entity may, at the option of the Covered Entity, result in liquidated damages if and as set forth in one (1) or more of the Service Agreements between Covered Entity and Business Associate listed above. All such deliverables shall be considered effectively submitted upon receipt or recipient confirmation as may be required.

7.8
Strict Compliance. No failure by any Party to insist upon strict compliance with any term or provision of this Agreement, to exercise any option, to enforce any right, or to seek any remedy upon any default of any other Party shall affect, or constitute a waiver of, any Party's right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default. No custom or practice of the Parties at variance with any provision of this Agreement shall affect, or constitute a waiver of, any Party's right to demand strict compliance with all provisions of this Agreement.

7.9
Severability. With respect to any provision of this Agreement finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform such provision so that it is enforceable to the maximum extent permitted by applicable law, and the Parties shall abide by such court's determination. In the event that any provision of this Agreement cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

7.10
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee except to the extent that Tennessee law has been pre-empted by HIPAA and HITECH and without giving effect to principles of conflicts of law. Jurisdiction shall be Davidson County, Nashville, Tennessee, for purposes of any litigation resulting from disagreements of the parties for purpose of this Agreement and the Service Agreement (s).

7.11
Compensation. There shall be no remuneration for performance under this Agreement except as specifically provided by, in, and through, existing administrative requirements of Tennessee State government and Services Agreement(s) referenced herein.

7.12
Validity of Execution. Unless otherwise agreed, the parties may conduct the execution of this Business Associate Agreement transaction by electronic means. The parties may agree that an electronic record of the Agreement containing an Electronic Signature is valid as an executed Agreement.

IN WITNESS WHEREOF, the Parties execute this Agreement to be valid and enforceable from the last date set out below:

By: By: XXXXXXXX

[TYPED NAME] XXXXXXXX

Date: Date: XXXXXXXX

XXXXXXXX
XXXXXXXX

AMERIGROUP TENNESSEE, INC. NAME: XXXXXXXX

22 Century Boulevard, Suite 310

Nashville, Tennessee 37214

Phone: 949-526-3249 Phone: XXXXXXXX

Fax: 886-796-4532 Fax: XXXXXXXX

Email:tnregsvcs@amerigroup.com Email: XXXXXXXX

EXHIBIT E-25

AMERIGROUP TEXAS STATE EXHIBIT

This Exhibit will supplement the agreement between AMERIGROUP Corporation, Affiliates and Subcontractor effective upon approval (the “Agreement”) and will run concurrently with the terms of the Agreement. This Exhibit is limited to the terms and conditions governing provisions of services to or on behalf of AMERIGROUP Texas, Inc., Amerigroup Insurance Company, Inc., and Affiliates (collectively, “MCO) in the fulfillment of MCO’s contractual responsibilities to the Texas Health and Human Services Commission in the provisions of health care services to Medicaid and CHIP members, including but not limited to contracts for STAR, STAR+PLUS, STAR Kids and CHIP members. This Exhibit is effective only upon the approval of the Texas Health and Human Services Commission.

EXHIBIT DEFINITIONS

For the purposes of this Exhibit, the following definitions shall apply:

i.
“AMERIGROUP” shall mean AMERIGROUP Corporation, parent of AMERIGROUP Texas, Inc. and Amerigroup Insurance Company and its Affiliates.
ii.
“HHSC” shall mean the Texas Health and Human Services Commission.
iii.
“HHSC/MCO contract” or “Contract” shall mean the agreement between the Texas Health and Human Services Commission and AMERIGROUP Texas, Inc., the agreement between the Texas Health and Human Services Commission and Amerigroup Insurance Company, or the agreement between the Texas Health and Human Services Commission and Affiliates.
iv.
“MCO” shall mean AMERIGROUP Texas, Inc., Amerigroup Insurance Company, Inc., and Affiliates collectively.
v.
“Subcontract” shall mean the performance of services or functions, other than the direct delivery of Covered Services.
vi.
“Subcontractor” shall mean any entity that enters into an Agreement with the MCO.
vii.
“Program” may mean any Medicaid managed care program (“Medicaid”), a state or local Child Health Insurance Program (“CHIP”), a Medicare program (“Medicare”), a Medicare-Medicaid plan for dual eligibles (“MMP”), any successor programs thereto, a commercial program, or any other state or federal program under which Amerigroup has authority to arrange for services for its members.
viii.
“Agreement” shall mean the contract between Amerigroup, Affiliates and Subcontractor.
ix.
“Affiliates” Health plans with which Amerigroup is affiliated and which offer similar benefits under similar programs as the Programs covered hereunder.

EXHIBIT PROVISIONS

The provisions of this Exhibit supersede any language to the contrary which may appear elsewhere in the Agreement.

The parties agree to abide by all of the following specific terms:

1.
MCO must enter into written contracts with all subcontractors. Such subcontracts are subject to HHSC approval prior to execution.
a.
The MCO must submit a copy of each material subcontract executed prior to the Effective date of the contract to HHSC no later than 30 days after the Effective date of the contract, if executed after the Effective date the MCO must submit no later than 5 business days after execution. HHSC reserves the right to reject any subcontract or require changes to any provisions that do not comply with the requirements or duties and responsibilities of the contract it has with the MCO or creates significant barriers for HHSC in monitoring compliance. MCO must notify HHSC no later than 90 days prior to terminating any subcontract affecting a major performance function of the Contract. All major subcontractor terminations or substitutions require HHSC approval.

2.
Subcontracts that are requested by any agency with authority to investigate and prosecute fraud and abuse must be produced at the time and in the manner requested by the requesting Agency. Subcontracts requested in response to a Public Information request must be produced within 3 working days from HHSC’s notification to MCO of the request. All requested records must be provided free-of-charge.

3.
The form and substance of all subcontracts including subsequent amendments are subject to approval by HHSC. HHSC retains the authority to reject or require changes to any provisions of the subcontract that do not comply with the requirements or duties and responsibilities of the Contract or create significant barriers for HHSC in carrying out its duty to monitor compliance with the contract. MCO and AMERIGROUP remain responsible for performing all duties, responsibilities, and services under the Contract regardless of whether the duty, responsibility, or service is subcontracted to another.

4.
MCO and AMERIGROUP and Subcontractor understand that services provided under this contract are funded by state and federal funds under the Texas Medical Assistance Program (Medicaid). MCO and AMERIGROUP and Subcontractor are subject to all state and federal laws, rules, and regulations that apply to persons or entities receiving state and federal funds. MCO and AMERIGROUP and Subcontractor understand that any violation by MCO or Subcontractor of a state or federal law relating to the delivery of services under this contract, or any violation of the HHSC/MCO contract could result in liability for contract money damages, and/or civil and criminal penalties and sanctions under state and federal law.

5.
MCO and AMERIGROUP and Subcontractor understand and agree that MCO and AMERIGROUP have the sole responsibility for payment of services rendered by the Subcontractor under this contract. In the event of MCO or AMERIGROUP insolvency or cessation of operations, Subcontractor’s sole recourse is against MCO or AMERIGROUP through the bankruptcy or receivership estate of MCO or AMERIGROUP.

6.
MCO and AMERIGROUP and Subcontractor understand and agree that neither HHSC, nor the MCO’s Medicaid Members, are liable or responsible for payment for any services authorized and provided under this contract.

7.
MCO and AMERIGROUP and Subcontractor agree that any modification, addition, or deletion of the provisions of this agreement will become effective no earlier than 30 days after MCO notifies HHSC of the change. If HHSC does not provide written approval within 30 days from receipt of notification from MCO, changes may be considered provisionally approved.

8.
This contract is subject to state and federal fraud and abuse statutes. MCO and AMERIGROUP and Subcontractor will be required to cooperate in the investigation and prosecution of any suspected fraud or abuse and must provide any and all requested originals and copies of records and information, free-of-charge on request, to any state or federal agency with authority to investigate fraud and abuse in the Medicaid program.

9.
The State, CMS, the OIG, the Comptroller, the Attorney General and their designees have the right to audit records or documents, related to this Contract of the MCO or MCOs subcontractor for ten10 years from the final date of the contract period or from the date of any audit, whichever is later. Subcontractor agrees to maintain records, books, documents, and information (collectively “records”) that are adequate to ensure that services are provided, and payments are made in accordance with the requirements of this Contract, including applicable Federal and State requirements (e.g., 45 C.F.R. § 74.53). Such records must be retained by Subcontractor for a period of ten (10) years after the Contract Expiration Date or until the resolution of all litigation, claim, financial management review or audit pertaining to this Contract, whichever is longer.

10.
Subcontractors must retain, as applicable, enrollee grievance and appeal records under 42

C.F.R. § 438.16, base data in 42 C.F.R. § 438.5(c), MLR reports under 42 C.F.R. § 438.8(k), and the data, information, and documentation specified under 42 C.F.R. § 438.604, § 438.606, § 438.608, and § 438.610 for a period no less than ten10 years from the expiration date of this Contract or from the date of the completion of any audit, whichever is later.

a. Additionally, Subcontractors agree to, retain all records in accordance with any litigation hold that is provided to them by HHSC and actively participate in the discovery process if required to do so, at no additional charge to HHSC. Litigation holds may require the MCO or its Subcontractors to keep the records longer than other records retention schedules. The MCO will be required to retain all records subject to the litigation hold until notified by HHSC when the litigation hold ends and then other approved records retention schedule(s) may resume. If MCO or its Subcontractors fail to retain the pertinent records after receiving a litigation hold from HHSC, the MCO agrees to pay to HHSC all damages, costs, and expenses incurred

11.
The MCO must ensure its contracts with Subcontractors comply with all of the requirements of 42 C.F.R. 438.230. HHSC reserves the right to require the replacement of any Subcontractor found by HHSC to be unacceptable and unable to meet the requirements of the Contract, and to object to the selection of a Subcontractor. Unless otherwise provided in this Contract, HHSC shall be provided with written notice no later than:
a.
three (3) Business Days after receiving notice from a Material Subcontractor of its intent to terminate a Subcontract;
b.
180 Days prior to the termination date of a Material Subcontract for MIS systems operation or reporting;
c.
90 Days prior to the termination date of a Material Subcontract for non-MIS MCO Administrative Services; and
d.
30 Days prior to the termination date of any other Material Subcontract.

12.
MCO and AMERIGROUP and Subcontractor understand that the acceptance of funds under this contract acts as acceptance of the authority of the State Auditor’s Office ("SAO"), or any successor agency, to conduct an investigation in connection with those funds. MCO and Subcontractor further agree to cooperate fully with the SAO or its successor in the conduct of the audit or investigation, including providing all records requested.

13.
The Texas Medicaid Fraud Control Unit must be allowed to conduct private interviews of MCO and AMERIGROUP personnel, subcontractors and their personnel, witnesses, and patients. Requests for information are to be complied with, in the form and the language requested. MCO and AMERIGROUP employees and Contractors and subcontractors and their employees and Contractors must cooperate fully in making themselves available in person for interviews, consultation, grand jury proceedings, pretrial conference, hearings, trial, and in any other process, including investigations. Compliance with this Article is at MCO’s and AMERIGROUP’s and subcontractors’ own expense.

14.
In accordance with 42 C.F.R. §438.230(b)(3), all subcontractors must be subject to a written monitoring plan, for any subcontractor carrying out a major function of the MCO’s responsibility under this contract. For all subcontractors carrying out a major function of the MCO’s contract responsibility, the MCO must prepare a formal monitoring process at least annually. HHSC may request copies of written monitoring plans and the results of the MCO’s formal monitoring process.

15.
In accordance with 42 C.F.R. §438.210(e), MCO and AMERIGROUP may not structure compensation to utilization management subcontractors or entities to provide incentives to deny, limit, reduce, or discontinue medically necessary services to any Member.

16.
By entering into the Contract, MCO and AMERIGROUP each certifies and ensures that, as soon as reasonably practicable, it:
a.
will utilize, for the term of the Contract, the U.S. Department of Homeland Security’s E-Verify system to determine the eligibility of all persons employed to perform duties within Texas, during the term of the Contract; and
b.
will require all subcontractors to verify the eligibility of their employees through the E-Verify system.

17.
By entering into the agreement Subcontractor certifies and ensures that, as soon as reasonably practicable, it:
a.
will utilize, for the term of the Contract, the U.S. Department of Homeland Security’s E-Verify system to determine the eligibility of all persons employed to perform duties within Texas, during the term of the Contract; and
b.
will require all its subcontractors to verify the eligibility of their employees through the E-Verify system.

18.
Incident and Breach Notice, Reporting and Mitigation. The Subcontractor’s obligation begins at discovery of any unauthorized disclosure of Confidential Information or any privacy or security incident that may compromise Confidential Information (collectively “Incident”) and continues until all effects of the Incident are resolved to HHSC’s satisfaction, hereafter referred to as the "Incident Response Period".
a.
Notification to HHSC.
i.
The Subcontractor must notify MCO within the timeframes set forth in Section C below.
ii.
The MCO must require that its Subcontractors take the necessary steps to assure that the MCO can comply with all of the following Incident notice requirements.
iii.
Incident Notice:
1.
Initial Notice.
a.
Within twenty-four (24) hours of discovery, or in a timeframe otherwise approved by HHSC in writing, the MCO must preliminarily report on the occurrence of an Incident to the HHSC Privacy and Security Officers via email at: privacy@HHSC.state.tx.us. This initial notice must, at a minimum, contain all information reasonably available to MCO about the Incident, confirmation that MCO has met any applicable one-hour Breach notification requirement for any Breach of information obtained from a federal system of records in accordance with OMB Memorandum M-17-12, and provide a single point of contact for the MCOs for HHSC communications both during and outside of business hours during the Incident Response Period.
2.
Formal Notice.
a.
No later than three Business Days after discovery of an Incident, or when the MCO should have reasonably discovered the Incident, the MCO must provide written formal notification to HHSC using the Potential Privacy/Security Incident Form which is available on the HHSC website. The formal notification must include all available information about the Incident, and the MCO's investigation of the Incident.

19.
Investigation, Response and Mitigation. The MCO must fully investigate and mitigate, to the extent practicable, any Incident. At a minimum, the MCO will:
a.
Immediately commence a full and complete investigation;
b.
Cooperate fully with HHSC in its response to the Incident;
c.
Complete or participate in an initial risk assessment;
d.
Provide a final risk assessment;
e.
Submit proposed corrective actions to HHSC for review and approval;
f.
Commit necessary and appropriate staff and resources to expeditiously respond;
g.
Report to HHSC as required by HHSC and all applicable federal and state laws for Incident response purposes and for purposes of HHSC’s compliance with report and notification requirements, to the satisfaction of HHSC;
h.
Fully cooperate with HHSC to respond to inquiries and/or proceedings by federal and state authorities about the Incident;
i.
Fully cooperate with HHSC’s efforts to seek appropriate injunctive relief or to otherwise prevent or curtail such Incidents;
j.
Recover, or assure destruction of, any Confidential Information impermissibly disclosed during or as a result of the Incident; and
k.
Provide HHSC with a final report on the Incident explaining the Incident’s resolution.

20.
Employment Verification

Subcontractor must confirm the eligibility of all persons employed by the Subcontractor to perform duties within Texas and all persons, including subcontractors, assigned by the MCO to perform work pursuant to the Contract. The MCO may not knowingly have a relationship with the following:

a.
An individual or entity that is debarred, suspended, or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or from participating in non-procurement activities under regulations issued under Executive Order No. 12549 or under guidelines implementing Executive Order No. 12549.
b.
An individual or entity who is an affiliate, as defined in the Federal Acquisition Regulation at 48 CFR § 2.101, of a person described in (b) (1) of this section. A relationship as described in this A relationship as described in this section is as follows:
i.
A director, officer, or partner of the MCO.
ii.
A subcontractor of the MCO as governed by 42 C.F. R. §438.230.
iii.
A person with ownership of five percent or more of the MCO.
iv.
A person with an employment, consulting or other arrangement with the MCO for the provision of items and services that relate to the MCO’s obligations under its contract with the State.
c.
The MCO must confirm the identity and determine the exclusion status, any subcontractor of the MCO, (as governed by 42 C.F.R. §438.230), as well as any person with an ownership or control interest, or who is an agent or managing employee of the MCO as defined in (b) of this section upon contract execution and through routine checks of federal databases that include the:
i.
U.S. Department of Health and Human Services, Office of

Inspector General’s List of Excluded Individuals and Entities (LEIE);
ii.
System for Awards Management (SAM) [the successor to the Excluded Parties List System (EPLS)];
iii.
Social Security Administration’s Death Master File (SSA-DMF); and the
iv.
National Plan & Provider Enumeration System.
d.
The MCO must consult the LEIE and SAM databases upon contracting and no less frequently than monthly thereafter. If the MCO finds a party that is excluded, it must promptly notify the entity and take action consistent with 42 CFR

§438.610(c).

e.
The MCO must maintain records demonstrating compliance with this section in accordance with #9 above.

21.
Texas Offshore Prohibition requires:
a.
All work performed under this Agreement must be performed exclusively within the United States; and
b.
All information obtained by MCO or a subcontractor under this Agreement must be maintained within the United States.
i.
The term “within the United States” means any location inside the territorial boundaries comprising the republic of the United States of America, including of any of the 48 coterminous states in North America, the states of Alaska and Hawaii, and the District of Columbia.
ii.
The phrase “outside the United States” means any location that is not within the territorial boundaries comprising the republic of the United States of America, including of any of the 48 coterminous states in North America, the states of Alaska and Hawaii, and the District of Columbia.
c.
Further, HHSC finds it necessary and appropriate to forbid the performance of any work or the maintenance of any information relating or obtained pursuant to this Agreement to occur outside of the United States except as specifically authorized or approved by HHSC.

EXHIBIT E-26

VIRGINIA STATE-SPECIFIC REQUIREMENTS

This Exhibit is attached to and incorporated into the Agreement and is applicable solely to Vendor Services provided to or for the administration of Medicaid programs in the Commonwealth of Virginia. To the extent any provisions herein conflict with the provisions set forth in the Agreement, the provisions in this Exhibit and the provisions in the contract(s) between the Virginia Department of Medical Assistance Services and HealthKeepers, Inc., which are incorporated by reference, shall control for those Vendor Services provided to Medicaid Members as defined herein.

Definitions:

a)
“CCC Plus Medicaid Contract” means the Commonwealth Coordinated Care Plus (CCC Plus) program or their successor programs as well as any new programs for which HMO may contract with DMAS.

b)
“Contract” shall mean the contract or contracts between DMAS and HMO.

c)
“DMAS” means the Virginia Department of Medical Assistance Services.

d)
“HMO” means HealthKeepers, Inc.

e)
“Medallion 4.0 Medicaid Contract” means contracts with DMAS for services under Virginia’s Medallion 4.0 program, Family Access to Medical Insurance Security (“FAMIS”) program, or their successor programs as well as any new programs for which HMO may contract with DMAS

f)
“Medicaid Member” means a Covered Individual enrolled under any contract HealthKeepers, Inc. (the “HMO”) may have with DMAS during the term of the Agreement. Medicaid Members include Covered Individuals enrolled through Virginia's Medallion 4.0 program include FAMIS, or CCC Plus or their successor programs as well as Members enrolled under any new programs for which HMO may contract with DMAS.

g)
“Vendor or Subcontractor” means an individual or entity that has a contract with the HMO that relates directly or indirectly to the performance of the HMO's obligations under its contract with the DMAS.

Medicaid Required Terms:

Vendor agrees to abide by all applicable provisions of the contract(s) between HMO and the DMAS (hereafter collectively referred to as "HMO’s Medicaid Contract"). Vendor’s compliance with the HMO’s Medicaid Contract specifically includes, but is not limited to, the following requirements as they relate to Medicaid Members and services provided to Medicaid Members:

1.
No terms of the Agreement are valid which terminate legal liability of the HMO in HMO’s Medicaid Contract. However, HMO shall hold Vendor accountable for services contracted for in this Agreement.

2.
Vendor agrees to participate in and contribute required data to the HMO’s quality improvement and other assurance programs as required in HMO’s Medicaid Contract.

3.
Vendor agrees to abide by the terms of HMO’s Medicaid Contract for the timely provision of emergency and urgent care. Where applicable, Vendor agrees to follow those procedures for handling urgent and emergency care cases stipulated in any required hospital/emergency department Memorandums of Understanding signed by the HMO in accordance with HMO’s Medicaid Contract.

4.
Vendor agrees to submit to the HMO utilization data in the format specified by the HMO, so the HMO can meet DMAS specifications required by HMO’s Medicaid Contract.
a.
To the extent permissible under the Contract and the Agreement, HMO has delegated certain utilization management functions to Vendor.
b.
In accordance with 42 C.F.R. § 441 Subpart B (Sections 50 – 62), the Early and Periodic Screening Diagnosis, and Treatment (EPSDT) program is a comprehensive and preventive child health program for individuals under the age of 21. Section 1905(r)(5) of the Social Security Act (the Act) requires that any medically necessary health care services listed in Section 1905(a) of the Act be provided to an EPSDT member when the service is needed to correct or ameliorate a medical condition. In addition to the traditional review for medical necessity, Children enrolled in Medallion 4.0 and CCC Plus who are denied services that do not meet the plan’s general coverage criteria must receive a secondary review to ensure that the EPSDT provision has been considered. Vendor agrees to complete required EPSDT reviews as part of utilization management functions.
c.
Submit complete, timely, reasonable, and accurate encounter data to DMAS within forty-eight (48) hours of the Vendor’s payment cycle and in the form and manner specified by DMAS. Standard formats required data elements, and other submission requirements shall be detailed in its supporting documentation.

5.
Vendor agrees to comply with all non-discrimination requirements in the HMO’s Medicaid Contract.

6.
Vendor agrees to comply with all record retention requirements and, where applicable, the special reporting requirements on sterilizations and hysterectomies stipulated in HMO’s Medicaid Contract.
a.
All records and reports relating to the Agreement shall be retained by the Vendor for a period of ten (10) years after final payment is made under the Contract or, in the event that the Contract is renewed, ten (10) years after the renewal date. When an audit, litigation or other action involving records is initiated prior to the end of said period, however, records shall be maintained for a period of ten (10) years following resolution of such action. Copies on microfilm or other appropriate media of the documents contemplated herein may be substituted for the originals provided that the microfilming or other duplicating procedures are reliable and are supported by an effective retrieval system which meets legal requirements to support litigation, and to be admissible into evidence in any court of law.

7.
Vendor agrees to provide representatives of the HMO, as well as duly authorized agents or representatives of DMAS, the U.S. Department of Health and Human Services, and the State Medicaid Fraud Unit access to its premises and the Agreement and/or medical records in accordance with HMO’s Medicaid Contract for a period of ten (10) years from the final date of contract with DMAS or from the date of completion of any audit. The Vendor agrees otherwise to preserve the full confidentiality of medical records in accordance with the HMO’s Medicaid Contract.

8.
Vendor agrees to the requirements for maintenance and transfer of medical records stipulated in HMO’s Medicaid Contract. The Vendor agrees to make medical records available to Medicaid Members and their authorized representatives within ten (10) working days of the record request.

9.
Vendor agrees to ensure confidentiality of family planning services in accordance with HMO’s Medicaid Contract, except to the extent required by law, including, but not limited to, the Virginia Freedom of Information Act.

10.
Vendor agrees not to create barriers to access to care by imposing requirements on Medicaid Members that are inconsistent with the provision of Medically Necessary and Covered Services.

11.
Vendor agrees to comply with all referral approval requirements and clearly specify referral approval requirements to its employees and in any sub-contracts with other vendors. Additionally, Vendor agrees to hold the Medicaid Member harmless for any charges for any Covered Services. This includes those circumstances where Vendor or Vendor’s subcontractor fails to obtain necessary referrals, pre-authorizations, or fails to perform other required administrative functions. Vendor will not deny any services covered under the CCC Plus program to any Member for failure or inability to pay any applicable charge or when the Member, who, prior to becoming CCC Plus program- eligible, incurred a bill that has not been paid.

12.
Vendor agrees not to bill a Medicaid Member for Medically Necessary services covered under the HMO’s Medicaid Contract and provided during the Medicaid Member’s period of enrollment in the HMO. This provision shall continue to be in effect even if the HMO becomes insolvent. However, if a Medicaid Member agrees in advance of receiving the service and in writing to pay for a service not covered by the HMO’s Medicaid Contract, then Vendor or Vendor’s subcontractor can bill the Medicaid Member.

13.
Vendor must forward to the HMO medical records, within ten (10) working days of the HMO’s written request.

14.
Vendor shall promptly provide or arrange for the provision of all services required under the Agreement. This provision shall continue to be in effect for subcontract periods for which payment has been made even if Vendor becomes insolvent until such time as Medicaid Members are withdrawn from assignment to Vendor.

15.
The HMO agrees to pay Vendor within thirty (30) days of receipt of a claim for Covered Services rendered to a Medicaid Member unless there is a signed agreement with Vendor that states another timeframe for payment that is acceptable to Vendor.

16.
Notwithstanding any other provision to the contrary, the obligations of the Commonwealth of Virginia shall be limited to annual appropriations by its governing body for the purposes of the subcontract.
a.
The Vendor shall reimburse out-of-network, and Providers of emergent or urgent care, as defined by 42 CFR § 424.101 and 42 CFR § 405.400 respectively, at the Medicaid FFS payment level for that service. In accordance with Section 1932(f) of the Social Security Act (42 U.S.C. § 1396a-2), the Vendor shall pay all in-and out-of-network providers on a timely basis, consistent with the claims payment procedure described in 42 CFR § 447.45 and Section 1902 (a)(37), upon receipt of all clean claims for covered services rendered to covered members who are enrolled with the Vendor. 42 CFR § 447.45 defines timely processing of claims as:
i.
Adjudication (pay or deny) of ninety percent (90%) of all clean Virginia Medicaid claims within thirty (30) calendar days of the date of receipt.
ii.
Adjudication (pay or deny) of ninety-nine percent (99%) of all Virginia Medicaid clean claims within ninety (90) calendar days of the date of receipt.
iii.
Adjudication (pay or deny) all other claims within twelve (12) months of the date of receipt. (See 42 CFR § 447.45 for timeframe exceptions.) This requirement shall not apply to network providers who are not paid by the Vendor on a fee-for-service basis and will not override any existing negotiated payment scheduled between the Vendor and its providers.

b.
And if vendors have any of the providers covered in 12.4.2, those special processing times would trickle down to vendors also.
c.
The following exceptions shall apply:
i.
Clean claims from LTSS providers, nursing facility providers, community mental health rehabilitation services providers, ARTS and early intervention providers shall be processed within fourteen (14) calendar days of receipt of the clean claim. Community behavioral health, early intervention, and ARTS providers shall be paid no less than the current Medicaid FFS rate or a different negotiated rate as mutually agreed upon by the provider and the Vendor and outlined in the provider agreement. The Vendor shall notify HMO forty-five (45) days in advance of any proposal to modify claims operations and processing that shall include relocation of any claims processing operations. Any expenses incurred by DMAS or HMO to adapt to the Vendor’s claims processing operational changes (including, but not limited to costs for site visits) shall be borne by the Vendor.
ii.
The Vendor must make available to providers an electronic means of submitting claims. In addition, the Vendor shall make every effort to assure at least sixty (60%) percent of claims received from providers are submitted electronically.
iii.
The Vendor must pay interest charges on claims in compliance with requirements set forth in § 38.2-4306.1 of the Code of Virginia. Specifically, interest upon the claim proceeds paid to the subscriber, claimant, or assignee entitled thereto shall be computed daily at the legal rate of interest from the date of thirty calendar days from the Vendor’s receipt of “proof of loss” to the date of claim payment. "Proof of loss" means the date on which the Vendor has received all necessary documentation reasonably required by the Vendor to make a determination of benefit coverage. This requirement does not apply to claims for which payment has been or will be made directly to health care providers pursuant to a negotiated reimbursement arrangement requiring uniform or periodic interim payments to be applied against the managed care organization's obligation on such claims.

17.
Vendor agrees to comply with the requirements set forth in 42 CFR 455.100 through

455.106 (regarding disclosure by Vendors of ownership and control information and disclosure of information on a Vendor's owners' and other persons' conviction of criminal offenses against Medicare, Medicaid, or Title XX services program) and will agree to provide required disclosures at the time of initial contract, upon contract renewal, and/or upon request by the HMO. The Vendor further agrees to notify the HMO within fourteen

(14) days of any changes to the required disclosures.

18.
Vendor shall notify HMO of a breach of unsecured PHI on the first day on which such breach is known by Vendor or an employee, officer or agent of Vendor other than the person committing the breach, Notification shall include, to the extent possible, the identification of each member whose unsecured PHI has been, or is reasonably believed by the Vendor to have been, accessed, acquired, used or disclosed during the breach. Vendor shall also provide HMO with any other available information at the time Vendor makes notification to HMO or promptly thereafter as information becomes available. Such additional information shall include (i) a brief description of what happened, including the date of the breach; (ii) a description of the types of unsecured PHI that were involved in the breach; (iii) any steps the Vendor believes members should take to protect themselves from potential harm resulting from the breach; and (iv) a brief description of what Vendor is doing to investigate the breach, mitigate harm to members, and protect against any future breaches.

19.
Vendor shall report to HMO all incidents of potential or actual fraud and abuse immediately (within forty-eight (48) hours of discovery of the incident).

20.
Vendor shall provide HMO with information within requested timeframes in order to meet DMAS contractual requirements, if Vendor has information needed to assist in appeals or grievances. If Vendor receives any appeal or grievance from a member, it will immediately forward the appeal or grievance to HMO.

21.
To the extent that Vendor directs members to providers, Vendor shall ensure that, time and distance standards required in Medallion 4.0 Medicaid Contract and CCC Plus Medicaid Contract, depending on the enrollment of the member being served.

22.
To the extent that Vendor arranges care for members, Vendor must arrange to provide care as expeditiously as the member’s health condition requires and according to the appointment standards required by the Medallion 4.0 Medicaid Contract and CCC Plus Medicaid Contract, depending on the enrollment of the member being served.

23.
Vendor acknowledges that DMAS has implemented a compliance program whereby DMAS may require MCO Improvement Plans, Corrective Action Plans, and/or fines and sanctions in response to identified deficiencies. In the event of such a request from DMAS, Vendor agrees to cooperate with HMO and to develop any MCO Improvement Plan or Corrective Action Plan required by DMAS within any required timeframes. In addition, Vendor agrees to pay any fines or sanctions that DMAS assesses against Vendor or the HMO as a result of Vendor’s non-compliance, acts or omissions.

24.
Notwithstanding any relationship(s) that the MCO may have with any subcontractor, the MCO, maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of its contract with DMAS.

25.
All contracts or written arrangements between the MCO, and any subcontractor must meet the requirements of 42 CFR §438.230 (c)(1) as follows:
a.
The delegated activities or obligations, and related reporting responsibilities.
b.
That the subcontractor agrees to perform the delegated activities and reporting responsibilities.
c.
Provision for revocation of the delegation of activities or obligations or specify other remedies in instances in which DMAS or the HMO determines that the subcontractor has not performed satisfactorily.
d.
Provisions for revocation ensure all information necessary for the reimbursement of any outstanding Medicaid claims is supplied promptly.

26.
Continuity of Operations Plan
a.
The Vendor shall be required to provide written assurances that it has a Continuity of Operations (COOP) Plan that relates to the services or functions provided by them under this contract. Key information to be included in the Vendor’s COOP and used as an example can be found on the VITA website at: http://www.vita.virginia.gov/library/default.aspx?id=537#securityPSGs for templates for Virginia Department of Emergency Management (VDEM) Continuity documents:
i.
VDEM Continuity Plan Template
ii.
VDEM Guide to Identifying Mission Essential Functions and
iii.
Mission Essential Function Identification Worksheets

b.
The COOP document shall be available to the HMO at its request and at least 40 days prior to beginning operations. If any changes occur during the contract period, the Vendor shall notify the HMO contract administrator within 40 days prior to the change occurring.

c.
Business Continuity (BC)/Disaster Recovery (DR)
i.
The Vendor shall provide a copy of its BC/DR Plan for the technology and infrastructure components, as well as for the business area operations continuity and contingency plan to the HMO.
ii.
The Vendor shall address a wide range of infrastructure and services recovery responsibility associated with, and/or arising from, partial loss of a function or of data for a brief amount of time to a worst-case scenario in which a man- made or natural disaster results in data center equipment or infrastructure failure or total system failure. It is the policy of the State that a Business Continuity/Disaster Recovery Plan is in place and maintained at all times. The plans contain procedures for data backup, disaster recovery including restoration of data, and emergency mode operations. The plans shall include a procedure to allow facility access in support of restoration of lost data and to support emergency mode operations in the event of an emergency. Also, access control will include procedures for emergency access to electronic information.
iii.
The Vendor shall be protected against hardware and software failures, human error, natural disasters, and other emergencies which could interrupt services. The plan shall address recovery of business functions, business units, business processes, human resources, and the technology infrastructure.
iv.
The BC/DR Plan shall be submitted in the manner and format as outline in the Managed Care Technical Manual for either the Medallion 4.0 Medicaid Contract or CCC Plus Medicaid Contract, as applicable.

27.
Drug-Free Workplace
a.
The Vendor shall acknowledge and certify that it understands that the following acts by the Vendor, its employees, and/or agents performing services on State property are prohibited from:
i.
The unlawful manufacture, distribution, dispensing, possession, or use of alcohol or other drugs and
ii.
Any impairment or incapacitation from the use of alcohol or other drugs (except the use of drugs for legitimate medical purposes).
b.
The Vendor shall further acknowledge and certify that it understands that a violation of these prohibitions constitutes a breach of contract and may result in default action being taken by the HMO in addition to any criminal penalties that may result from such conduct.

28.
Additional Vendor Requirements:
A.
Possible Revocation. The activities and report responsibilities delegated to Vendor may be revoked in whole or in part or sanctioned in the event that the Vendor’s performance is inadequate or Vendor does not satisfy standards set forth herein or take the corrective action set forth herein. Vendor shall promptly make all information necessary for the reimbursement of any outstanding Medicaid claims available to the HMO.

B.
Excluded Entities/Service Providers. The Vendor shall require its subcontractors to fully comply with Federal requirements for disclosure of ownership and control, business transactions, and information for persons convicted of crimes against Federal related health care programs, including Medicare, Medicaid, and/or CHIP programs, as described in 42 CFR § 455 Subpart B and E, along with any details contained in the Medallion 4.0 or CCC Plus Medicaid Contracts, as applicable

C.
Indemnification. The Vendor hereby agrees to defend, hold harmless, and indemnify DMAS, HMO, their officers, agents and employees from any and all claims by third parties, regardless of their nature or validity, arising out of the performance of this Contract by the Vendor or its agents, employees, or subcontractors including, but not limited to, any liability for costs and expenses, for violation of proprietary rights, copyrights, or rights of privacy arising out of the publication, translation, reproduction, delivery, performance, use or disposition of any data furnished under this Contract or based on any libelous or other unlawful matter contained in such data. The Vendor is not required to defend, hold harmless or indemnify the DMAS, its officers, agents, and employees from claims resulting from services provided by an Agency of the Commonwealth of Virginia or its officers, agents, and employees when and if the Agency is expressly serving as a subcontractor under the provisions of this Contract.

D.
Workers’ Compensation. Vendor shall obtain and maintain, for the duration of the Agreement, workers’ compensation insurance for all of its employees working in the Commonwealth of Virginia.

E.
DMAS Approval. Vendor must submit to HMO to obtain DMAS for review and approval, all mass-generated letters intended for distribution to Medicaid Members.
F.
Subcontractor Management & Monitoring. HMO may enter into subcontracts for the provision or administration of any or all covered services or enhanced services, consistent with 42 CFR § 200.331. contained in the Medallion 4.0 and CCC Plus Medicaid Contracts. Subcontracting does not relieve HMO of its responsibilities to DMAS or members under this Contract. DMAS shall hold HMO accountable for all actions of Vendor and its providers. Additionally, for the purposes of this contract, Vendor’s providers shall be considered providers of HMO.
a.
The Vendor must ensure that subcontractors and providers in their networks are licensed by the State and have received proper certification or training to perform the specific services for which they are contracted. The Vendor shall neither participate with nor enter into any provider agreement with any individual or entity that has been excluded from participation in federal health care programs. Vendor shall ensure that all providers enroll with the Virginia Medicaid fee for service programs.
b.
In order to comply with 42 CFR 438.602(b)(1) and (b)(2), 42 CFR § 438.608(b), and 42 CFR § 455.100-106, 42 CFR § 455.400-470, and Section 5005(b)(2) of the 21st Century Cures Act, all providers furnishing services to Medicaid Members, including Vendor’s contracted providers, are required to be screened and enrolled with DMAS. This requirement applies to all individuals and entities who provide services of any type to Medicaid Member, including but not limited to: health care providers; pharmacies; ordering, referring, or prescribing providers; and providers who do not participate in Medicaid fee-for-service (FFS) but are network providers through a HMO or Vendor. Vendor must require all contracted providers to beenrolled in the Virginia Provider Services Solution (PRSS) prior to finalizing the contracting and credentialing process with the provider. Vendor must have policies and procedures that ensure in-and out-of-network providers can verify enrollment in the HMO’s plan prior to treating a patient for non-emergency services.
c.
Vendor must ensure the level and quality of care required under the Medallion 4.0 and CCC Plus Medicaid Contract, as applicable.
d.
This Vendor contract is subject to the DMAS’s written approval. In the event that the DMAS revokes such approval because the DMAS determines that the subcontractors fail to meet the requirements of Medallion 4.0 and CCC Plus Medicaid Contract, as applicable, the Vendor can be determined to have revoked this contract.
e.
HMO must clearly specifies referral approval requirements in provider subcontracts.

G.
Delegation and Monitoring Requirements. Vendor must obtain approval from HMO prior to subcontracting any services covered under this agreement. All subcontracts must meet the following delegation and monitoring requirements and are subject to audit by DMAS:
a.
Delegation Requirements
i.
All subcontracts shall be in writing;
ii.
Subcontracts shall fulfill the requirements of this Contract and applicable Federal and State laws and regulations including applicable sub-regulatory guidance and contract provisions;
iii.
Subcontracts shall specify the activities and reporting responsibilities delegated by the Vendor; Subcontracts shall specify the activities and reporting responsibilities delegated to the subcontractor;
iv.
Subcontracts shall provide that DMAS and HMO may evaluate through inspection or other means, the quality, appropriateness, and timeliness of services performed under the subcontract;
v.
Subcontracts shall specify that if the HMO, DMAS, CMS, or the DHHS Inspector General determine that there is reasonable possibility of fraud or similar risk, HMO, DMAS, CMS, or the DHHS Inspector General may inspect, evaluate, and audit the subcontractor at any time;
vi.
Subcontracts shall state that the right to audit by HMO, DMAS, CMS, the DHHS Inspector General, the Comptroller General or their designees will exist through ten (10) years of the final date of the contract period or from the date of completion of any audit, whichever is later;
vii.
Subcontracts shall clearly state that Vendor must comply with member privacy protections described in HIPAA regulations and in Title 45 CFR parts 160 and 164, subparts A and E;
viii.
Subcontracts shall provide provisions for revoking delegation or imposing sanctions in the event that Vendor’s performance is inadequate, and ensure all information necessary for the reimbursement of any outstanding Medicaid claims is supplied promptly; and
ix.
Subcontracts shall provide a statement that requires the subcontractor to comply with the breach notification rules under the Health Information

Technology for Economic and Clinical Health (HITECH) Act and the Genetic Information Nondiscrimination Act.

b.
Subcontracts shall include a provision that requires the subcontractor to ensure its provider contracts comply with all provider provisions of the Medallion 4.0 and CCC Plus Medicaid Contracts and applicable federal and State laws and regulations.

H.
Monitoring Requirements
a.
HMO shall perform on-going monitoring of all subcontractors and shall assure compliance with subcontract requirements.
b.
HMO shall perform a formal performance review of all subcontractors at least annually.
c.
HMO shall monitor encounter data of Vendor before the data is submitted to DMAS. HMO shall apply certain key edits to the data to ensure accuracy and completeness. These edits shall include, but not be limited to, member and provider identification numbers, dates of service, diagnosis and procedure codes, etc.
d.
HMO shall monitor Vendor’s provider enrollment, credentialing, and recredentialing policies and procedures to assure compliance with Federal disclosure requirements described in this Contract, with respect to disclosure of information regarding ownership and control, business transactions, and criminal convictions for crimes against federally related health care programs. Additionally, HMO shall monitor to assure that Vendor complies with requirements for prohibited affiliations with individuals or entities excluded from participating in federally related health care programs as described elsewhere in this Contract.
e.
As a result of monitoring activities conducted by HMO (through on-going monitoring and/or annual review), HMO shall identify to Vendor deficiencies or areas for improvement and shall require Vendor to take appropriate corrective action. The agreement with the subcontractor shall include provisions to the effect:
i.
With reasonable notice, HMO, DMAS, the Centers for Medicare & Medicaid Services (CMS), the U.S. Department of Health and Human Services (HHS) inspector general, the comptroller general, or their designees have the right to audit, evaluate, and inspect any facilities, systems, books, records, contracts, computers, or other electronic systems of the subcontractor, or of the subcontractor’s contractor, that pertain to any aspect of services and activities performed, or determination of amounts payable under the HMO’s contracts with DMAS. Audits, Inspections, and Enforcement: With reasonable notice, HMO or DMAS may inspect the facilities, systems, books and records of the Vendor to monitor compliance with HIPAA. The Vendor shall promptly remedy any violation of any term of HIPAA and shall certify the same to HMO and DMAS in writing. The fact DMAS inspects, or fails to inspect, or has the right to inspect, the Vendor’s facilities, systems and procedures does not relieve the Vendor of its responsibility to comply with HIPAA, nor does DMAS’s failure to detect, or to detect but fail to call the Vendor’s attention to or require remediation of any unsatisfactory practice constitute acceptance of such practice or waiving of the DMAS’s enforcement right;

ii.
At the direction of DMAS or unilaterally, HMO may terminate the Agreement without penalty if the Vendor repeatedly violates HIPAA or any provision hereof, irrespective of whether, or how promptly, the Vendor may remedy such violation after being notified of the same. In case of any such termination, HMO and/or DMAS shall not be liable for the payment of any services performed by the Vendor after the effective date of the termination, and HMO shall be liable to the Vendor in accordance with the Agreement for services provided prior to the effective date of termination; and
iii.
The Vendor acknowledges and agrees that any member who is the subject of PHI disclosed by DMAS to HMO and by HMO to Vendor is a third-party beneficiary of HIPAA and may, to the extent otherwise permitted by law, enforce directly against the Vendor any rights such individual may have under this HIPAA, this Agreement, or any other law relating to or arising out of the Vendor’s violation any provision of HIPAA.

I.
Review Requirements for Subcontractors
a.
All subcontracts must ensure the level and quality of care required under the Medallion 4.0 and CCC Plus Contracts. Subcontracts with HMO for delegated administrative and medical services in the areas of planning, finance, reporting systems, administration, quality assessment, credentialing/recredentialing, utilization management, member services, claims processing, or provider services must be submitted to DMAS at least thirty (30) calendar days prior to their effective date. This includes subcontracts for transportation, vision, behavioral health, prescription drugs, or other providers of service. HMO shall submit a list of all such subcontractors and the services each provides annually to DMAS, or upon request, making note of any changes to subcontracts or subcontractors.
b.
All subcontracts are subject to the DMAS written approval. DMAS may revoke such approval if DMAS determines that Vendors fail to meet the requirements of the Medallion 4.0 and CCC Plus Contracts. Subcontracts which require Vendor to be responsible for the provision of covered services must include the terms set forth in the Managed Care Technical Manual, that subcontractor shall be considered both a subcontractor and network provider Contractor shall adhere to subcontractor specific restrictions found herein Sections 13 and 14 of this Contract.
c.
Subcontractors do not hold a member liable for payments pursuant to Section 1932(b)(6), (42 U.S.C. §1396u-2 (b)(6)), and in accordance with 42 CFR §438.106 and as described in Section 11.7—Protecting Member from Liability for Payment—of the contract with DMAS.
d.
DMAS requires the HMO to conduct a security risk analysis on Subcontractor and to communicate the results in a Risk Management and Security Plan that is compliant with the most stringent requirements from the standards listed below:
i.
Section 1902 (a) (7) of the Social Security Act (SSA); ii.
iii.
HIPAA Security Rule, 45 CFR Parts 160, 162, and 164 Health and Insurance Reform; Security Standards: Final Rule (latest version);
iv.
CMS MARS-E v2.0 (latest version); and
v.
DMAS policies specifically identified.

vi.
VITA security standards, which may be found on the VITA website at http://www.vita.virginia.gov including:
vii.
COV SEC 520-00 (or latest) IT Risk Management Standard
viii.
COV SEC 525-02 Hosted Environment Information Security Standard ix.

x. COV SEC 501-11.309 (or latest) IT Information Security Standard

EXHIBIT E-27

WASHINGTON STATE-SPECIFIC REQUIREMENTS AMERIGROUP WASHINGTON, INC.

EXHIBIT

1.
Definitions. Notwithstanding any other provision set forth in this Agreement, the following terms shall have the following definitions:

a)
Addendum shall mean this addendum to the Subcontract.

b)
Agency shall mean a federal, state or local agency, administration, board or other governing body responsible for the governance or administration of a Program. With respect to the State of Washington, as used herein, Agency also means the Washington Health Care Authority (“HCA”), Department of Health and Human Services (“DHHS”) and Centers for Medicare and Medicaid Services (“CMS”).

c)
Contract shall mean the contract between HCA and MCO.

d)
Anthem shall mean Anthem, Inc., parent Corporation of MCO (as hereinafter defined).

e)
CFR shall mean the Code of Federal Regulations.

f)
Covered Person shall mean a consumer of a Program.

g)
Covered Service shall mean a health care service to which a Covered Person is entitled under a Program.

h)
MCO shall mean Amerigroup Washington, Inc., a managed care organization.

i)
Medicaid shall mean medical assistance provided under a state plan approved under Title XIX of the Social Security Act.

j)
Program shall mean a Washington Medicaid managed care program (“Medicaid”), a state or local Child Health Insurance Program (“CHIP”), a Medicare Advantage program (“Medicare”), or any successor programs thereto, and such other federal, state or local program related to, or administered in conjunction with, Medicare, Medicaid, or CHIP including, without limitation, any program providing coverage for eligible family members of CHIP beneficiaries or persons eligible for coverage under both the Medicare and Medicaid Programs.

k)
State shall mean the State of Washington.
l)
Subcontract shall mean that certain written agreement by and between Subcontractor (as hereinafter defined) and Anthem or MCO, as the case may be, to which this Addendum is attached.

m)
Subcontractor shall mean (insert legal name of vendor).

2.
Chart Review. MCO reserves the right to conduct a review upon reasonable notice to Subcontractor in order to determine the appropriateness of services and/or charges. In accordance with WAC 284-43-321(3), Subcontractor shall be granted similar rights to review.

3.
Dispute Resolution. Except as otherwise required by a specific federal or state statute or regulation governing dispute resolution, no process for the resolution of disputes arising out of the Subcontract shall be considered fair under RCW 48.43.055 unless the process meets all the provisions of WAC 284-43-322.

1.
A dispute resolution process may include an initial informal process but must include a formal process for resolution of all contract disputes.
2.
MCO may have different types of dispute resolution processes as necessary for specialized concerns such as provider credentialing or as otherwise required by law. For example, disputes over Program coverage of Covered Services are subject to the grievance procedures established for Covered Persons.
3.
MCO must allow not less than thirty (30) days after the action giving rise to a dispute for subcontractors to complain and initiate the dispute resolution process.
4.
MCO may not require alternative dispute resolution to the exclusion of judicial remedies; however, MCO may require alternative dispute resolution prior to judicial remedies.
5.
MCO must render a decision on subcontractor complaints within a reasonable time for the type of dispute. In the case of billing disputes, MCO must render a decision within sixty (60) days of the complaint.

4.
Reimbursement Requirements. As payment in full for services provided pursuant to the Subcontract, MCO shall pay to Subcontractor the reimbursement specifically set forth in the Subcontract. Subcontractor agrees to accept payments or appropriate denials made in accordance with the Subcontract as payment in full for all services provided pursuant to the Subcontract and shall not solicit or accept any surety or guarantee of payment from HCA or the Covered Person(s), including the patient, parent(s), guardian, spouse or any other legally or potentially legally, responsible person of the Covered person.
a.
When the Contractor identifies an Overpayment to a Provider or Subcontractor, the Contractor will report the Overpayment to HCA and recover the Overpayment pursuant to this Agreement, WAC 182-502A-1101, and other state or federal laws and regulations. HCA may impose sanctions, liquidated damages, or both on the Contractor for failure to report and collect overpayments.
b.
When HCA identifies an Overpayment by Amerigroup Washington, Inc. to a Provider or Subcontractor, HCA will assess liquidated damages in accordance with SPECIFICATIONS ON LIQUIDATED DAMAGES as outlined the Contract.

5.
Compliance with Regulatory Requirements. MCO and Subcontractor shall each comply with all applicable Regulatory Requirements related to the Agreement, including but not limited to the applicable requirements of 42 U.S.C. § 1396a(a)(43), 1396d(r), 42 C.F.R. § 438.6(i). The failure of the Agreement or Subcontract to expressly reference a Regulatory Requirement applicable to either party in connection with their duties and responsibilities hereunder shall in no way limit such party’s obligation to comply with such Regulatory Requirement.

6.
Hold Harmless Requirements.

a.
Subcontractor agrees that in no event, including, but not limited to non-payment by MCO, MCO insolvency, or breach of the Subcontract, shall Subcontractor bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from or have any recourse against a Covered Person, any person acting on behalf of a Covered Person, or HCA for services provided pursuant to this Agreement. Subcontractor further agrees that this section shall survive the termination of this Agreement regardless of the cause giving rise to such termination and shall be construed to be for the benefit of Covered Person, and that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Subcontractor and a Covered Person or persons acting on such Covered Person’s behalf. Subcontractor agrees and understands that willfully collecting or attempting to collect an amount from a covered person knowing that collection to be in violation of the participating provider or facility contract constitutes a class C felony under RCW 48.80.030(5). Subcontractor agrees, in the event of MCO’s insolvency, to continue to provide the services promised in this Agreement to Covered Persons of MCO for the duration of the period for which premiums on behalf of the Covered Person were paid to Subcontractor or until the Covered Person no longer requires such services, whichever time is greater. Notwithstanding any other provision of this Agreement, nothing in this Agreement shall be construed to modify the rights and benefits contained in the Covered Person's health plan. Subcontractor may not bill the Covered Person for services (except for deductibles, copayments, or coinsurance, where allowed) where MCO denies payments because the Subcontractor has failed to comply with the terms or conditions of this Agreement. Subcontractor further agrees (i) that the provisions of WAC 284 -43- 320(a), (b), (c), and (d) shall survive termination of this contract regardless of the cause giving rise to termination and shall be construed to be for the benefit of provider’s Covered Persons, and (ii) that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between provider and Covered Persons or persons acting on their behalf. If subcontracts with other subcontractors who agree to provide services to Covered Persons of MCO with the expectation of receiving payment directly or indirectly from MCO, such providers must agree to abide by the provisions of WAC 284-43-320 (a), (b), (c), (d), and (e).

b.
The terms and conditions contained in this Contract that shall survive the expiration or termination of this Contract include but are not limited to : confidentiality, Fraud, Waste & Abuse; Notice of Overpayment; Overpayments or Underpayments of Premiums; Indemnification & Hold Harmless; Inspection; Access to Records; Onsite inspections and Periodic Audits; and maintenance of Records; Constraints on Use of Data; Security of Data; Data Confidentiality and non-Disclosure of Data; Data breach notification & obligations; and material Breach.

c.
Subcontractor agrees to indemnify and hold harmless HCA and its employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may in any manner accrue against HCA or its employees through the intentional misconduct, negligence, or omission of the Subcontractor, its agents, officers, employees or contractors.

d.
No Subcontractor delegating any authority or performance of obligations under this Contract shall terminate the Contractor’s legal responsibility to HCA for any work performed under this Contract nor for oversight of any functions and/or responsibilities it delegates to any Subcontractor (42 C.F.R. § 434.6(c) and 438.230(b)).

7.
Subcontractors With Delegated Administrative Functions. Subcontracts that delegate administrative functions under the terms of this Contract shall include the following additional provisions:

a.
For Subcontractors at financial risk, the Subcontractor shall maintain the Contractor’s solvency requirements throughout the term of the Contract.
b.
For any Subcontractor at financial risk, as defined in the Substantial Financial Risk provision, or of the Risk provision found in the Definitions Section of this Contract, the Contractor shall establish, enforce and monitor solvency requirements that provide assurance of the Subcontractor's ability to meet its obligations.

c.
Clear descriptions of any administrative functions delegated by the Contractor in the subcontract. Administrative functions are any obligations of the Contractor under this Contract other than the direct provision of services to Enrollees and include, but are not limited to, utilization/medical management, claims processing, behavioral health supplemental transactions processing. Enrollee Grievances and appeals, and the provision of data or information necessary to fulfill any of the Contractor's obligations under this Contract.

d.
Contractor will monitor compliance with solvency requirements and subcontractor performance related to any administrative function delegated in the Contract.

e.
Contractor shall provide provisions for revoking delegation or imposing sanctions if the Subcontractor’s performance is inadequate (42 C.F.R. § 438.230(c)(1)(iii)).

f.
Referrals for Enrollees will be restricted to providers affiliated with the group and, if so, a description of those restrictions.

g.
Prior to delegation, the Contractor will evaluate the Subcontractors ability to successfully perform and meet the requirements of this Contract for any delegated administrative function.

h.
The Contractor shall submit a report of all current delegated entities, activities delegated and the number of Enrollees assigned or serviced by the delegated entity to HCA by March 1 of each year applicable to this Contract and upon request by HCA.

8.
Subcontractor Document Review Rights. Documents, procedures, and other administrative policies and programs referenced in the Agreement must be available for review by the Subcontractor prior to contracting. Subcontractor must be given reasonable notice of not less than sixty (60) days of changes that affect Subcontractor’s compensation and that affect health care service delivery unless changes to federal or state law or regulations make such advance notice impossible, in which case notice shall be provided as soon as possible.

9.
Appointment Waiting Times. If applicable, Subcontractor shall offer hours of operation that are no less than the hours of operation offered to patients with other insurance coverage, including but not limited to commercial health plans. If Subcontractor is a primary care physician, Subcontractor is encouraged to offer after-hours office care to Covered Persons on evenings and weekends. Subcontractor shall use reasonable efforts to limit office wait times for appointments to one (1) hour or less. Subcontractor shall comply with 42 CFR §438.206(c)(1).

10.
Transfers of Covered Persons. Without otherwise limiting MCO’s rights pursuant to the Agreement and Subcontract, upon MCO’s determination made in good faith and with reasonable belief that a Covered Person’s health or safety is in jeopardy, MCO may require that such Covered Person be transferred immediately for care to another provider at MCO’s direction, and Subcontractor shall fully cooperate with any such transfer requirement.

11.
Contracted Subcontractor Requirements. Unless otherwise approved by MCO, Subcontractor and its employees shall perform all the services required hereunder directly and not pursuant to any subcontract between Subcontractor and any other person or entity (a “Contracted Subcontractor”). In the event that any portion of the services that Subcontractor is responsible for hereunder are performed for or on behalf of

Subcontractor by a Contracted Subcontractor, Subcontractor shall be responsible for ensuring that: (i) such Contracted Subcontractor furnishes such services in compliance with all of Subcontractor’s obligations under this Agreement and in accordance with WAC 284-43-300 including, without limitation, maintaining required insurance, and holding Covered Persons harmless for the cost of any services or supplies provided by Contracted Subcontractors to Covered Persons; and (ii) all subcontractor requirements are propagated downward into any other lower tiered subcontracts. (45 C.F.R. 92.35). No assignment of a subcontract shall take effect without HCA's written agreement. Subcontractor shall have written policies for all employees, subcontractors, agents, or providers that provide detailed information about the False Claims Act and other f federal and state laws described in Section 1902(a)(68) of the Social Security Act, and the Washington false claims statutes, chapters 74.66 RCW and RCW 74.09.210, including information about rights of employees to be protected as whistleblowers, and the criminal statutes found in chapter 74.09 sections .230 through .280 RCW.

12.
Non-Discrimination against Participating Subcontractors. Neither MCO nor Subcontractor shall discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of such provider’s license or certification under applicable State law, solely on the basis of such license or certification. This requirement shall not be construed as an “any willing provider” law, and MCO may limit provider participation to the extent necessary to meet the needs of Covered Persons or to establish any measures designed to maintain quality and control costs. Neither MCO nor Subcontractor shall discriminate against providers serving high - risk populations or those that specialize in conditions requiring costly treatments.

13.
Cultural Competency Plan. Subcontractor shall participate with the State’s efforts to promote the delivery of services in a culturally competent manner to all Covered Persons, including those with limited English proficiency and diverse cultural ethnic backgrounds. To that end, Subcontractor agrees to comply with all MCO policies and procedures designed to ensure that culturally competent services are provided by MCO both directly and through its health care providers and subcontractors.

14.
Marketing. Subcontractor shall not engage in any marketing activities to Covered Persons, for or on behalf of MCO, except in accordance with Regulatory Requirements. Specifically, Subcontractor shall not distribute any marketing materials to Covered Persons or in connection with MCO services unless such materials are first submitted by Subcontractor to MCO, and MCO submits such materials to HCA for approval.

15.
Compliance with Federal Regulations. MCO and Subcontractor acknowledge and agree that the services provided hereunder are subject to federal regulations governing operation of a Medicaid managed care program. In connection therewith, the parties agree to comply with all applicable requirements of 42 C.F.R. Part 434 and 42 C.F.R. Section 438.6 as they pertain to the subject matter of this Agreement.

16.
Employed or Contracted Individuals. In no event shall Subcontractor employ or subcontract any responsibilities hereunder to any individual who has been excluded from participation under any federal or state health benefits program, including without limitation the Medicaid or Medicare programs. The Subcontractor shall not knowingly have an employment, consulting, or any other contractual agreement with a person or entity for the provision of items or services that are significant and material to this Agreement, when the person or entity has been debarred or suspended from participating in 12.11.3.1 Procurement activities under the Federal Acquisition Regulation; or

12.11.3.2 Non-procurement activities under regulations issued pursuant to Executive Order No. 12549 or under guidelines implementing such order.

17.
Prohibited Referrals. In accordance with federal and state law, Subcontractor is prohibited from referring any Covered Persons for designated health services to any entity in which Subcontractor, or a member of Subcontractor’s immediate family, has a financial relationship.

18.
Cooperation upon Transfers of Covered Persons. Subcontractor agrees to fully cooperate with MCO and with providers of other health plans in connection with any transition of care of a Covered Person to another provider so as to assure maximum health outcomes for any such Covered Person.

19.
Delegation. In accordance with 42 C.F.R. §422.504(i)(3)(iii), any services or other activity performed by a related entity, contractor, subcontractor, or first-tier or downstream entity of Subcontractor in accordance with a contract or written agreement shall be consistent and comply with MCO’s contractual obligations with CMS. Subcontractor shall comply with the requirements of 42 C.F.R. §422.504(i)(4) if any of MCO’s activities or responsibilities under its contract with CMS are delegated to other parties. Delegated activities shall be documented and agreed upon between MCO and Subcontractor.

20.
Accountability. In accordance with 42 C.F.R. §422.504(i)(3)(ii), Subcontractor may only delegate activities or functions to a provider, related entity, contractor, or subcontractor in a manner consistent with the requirements set forth in 42 C.F.R. §422.504(i)(4).

21.
Records Requirements.

a.
Right to Review Records. In addition to and without limiting any audit rights otherwise set forth in the Agreement and immediate access for Medicaid fraud investigators, Subcontractor agrees that the state of Washington, including HCA, MFCU and state auditor, CMS, auditors from the federal Government Accountability Office, federal Office of the Inspector General, federal Office of Management and Budget, the Office of the Inspector General, the Comptroller General, and their designees, to access, inspect and audit any records or documents of the subcontractors, and shall permit inspection of the premises, physical facilities, and equipment where Medicaid-related activities or work is conducted, at any time.

b.
Availability of Records. MCO and Subcontractor recognize that in the event of termination of the Medicaid Program between MCO and the Program for any of the reasons described in the Agreement, MCO shall within 30 calendar days, or any shorter timeframe as authorized by law or court order, make available, to the Program, or its designated representative, in a usable form, any and all records, whether medical or financial, related to MCO’s and Subcontractor’s activities undertaken pursuant to this Agreement. The provision of such records shall be at no expense to the Program.

c.
Release of Information. Subcontractor agrees to release to MCO any information necessary to perform any of its obligations under the contract between MCO and HCA.

d.
Record Retention. All records and reports relating to the Agreement and this Subcontract shall be retained by MCO, Subcontractor and its subcontractors for a minimum of ten (10) years after final payment is made under this Subcontract. However, when an audit, litigation, or other action involving records is initiated prior to the end of said period, records shall be maintained for a minimum of ten (10) years following resolution of such action (RCW 40.14.060).

22.
Monitoring Requirements.

a.
Subcontractor to Monitor Quality. Subcontractor shall maintain a quality assurance system to monitor the quality of services delivered under the Subcontract and initiate corrective action where necessary to improve quality of care, in accordance with that level of care which is recognized as acceptable professional practice in the respective community in which the Subcontractor practices and/or the standards established by the Program or its designee. Subcontractor shall evaluate and ensure that services furnished to individuals with special health care needs are appropriate to the enrollee’s needs.

b.
Monitoring. Subcontractor agrees to monitoring and periodic formal compliance review that is consistent with industry standards and State Managed Care laws and regulations. Formal review must be completed no less than once every three years and must identify deficiencies or areas for improvement and provide f or corrective action in accordance with 42 CFR 438.230(b). The Subcontractor shall comply with data submission requirements established by HCA for all services funded under the Contract. The Subcontractor shall maintain written or electronic records of all monitoring activities and make them available to Contractor and HCA upon request. Upon request by HCA, the Contractor will provide a copy of the monitoring policy, process and any results of identified health care providers.

23.
Covered Person Rights. Notwithstanding anything to the contrary in this Agreement, Subcontractor agrees to observe, protect and promote all rights of Covered Persons as patients in accordance with all applicable laws, Agreement and Agency requirements.
24.
Safeguard Information. Subcontractor shall safeguard Covered Persons’ information as required by the Health Insurance Portability and Accountability Act of 1996, as amended, and State statutes and regulations.

For the term of this Contract and three (3) years following its termination Contractor shall maintain insurance to cover costs incurred in connection with a security incident, privacy y Breach, or potential compromise of Data including:

a.
Computer forensics assistance to assess the impact of a data breach, determine root cause, and help determine whether and the extent to which notification must be provided to comply with Breach Notification Laws (45 C.F.R. Part 164, Subpart D; RCW 42.56.590; RCW 19.255.010; and WAC 284-04-625).
b.
Notification and call center services for individuals affected by a security incident, or privacy Breach
c.
Breach resolution and mitigation services for individuals affected by a security incident, or privacy Breach, including fraud prevention, credit monitoring and identity theft assistance
d.
Regulatory defense, fines, and penalties from any claim in the form of a regulatory proceeding resulting from a violation of any applicable privacy law(s).

25.
Subcontract Requirements. The Subcontract shall be in writing, consistent with the provisions of 42 C.F.R. § 434.6. All subcontracts shall contain the following provisions: SOW or MOU outlining services; Amendments to previously approved subcontracts or delegated agreements; Data sharing and security language consistent with requirements of Exhibit G; in addition to applicable provisions contained in Subsections 9.5 and 9.6 of the Agreement.

26.
Release of Information. MCO shall release to the Subcontractor any information necessary for Subcontractor to perform its duties under the Subcontract.

27.
Encounter Data. If applicable, Subcontractor shall completely and accurately report encounter data to the MCO and MCO shall ensure that Subcontractor has the capacity to submit all HCA required data to enable MCO to meet the reporting requirements in the Encounter Data Transaction Guide published by HCA.

28.
Program Integrity. If applicable, Subcontractor shall comply with the Program Integrity requirements of the Agreement and MCO’s HCA approved program integrity policies and procedures.

29.
MCO Evaluation and Monitoring.

a.
Prior to delegation, the MCO shall evaluate any prospective subcontractor’s ability to perform the activities for which that subcontractor is contracting, including the subcontractor’s ability to perform delegated activities described in the subcontracting document.

b.
MCO shall monitor Subcontractor’s performance and shall periodically formally evaluate Subcontractor’s performance, consistent with industry standards or State managed care laws and regulations.
c.
In the event that MCO finds subcontractor’s performance is inadequate, upon three days’ prior written notice to Subcontractor, MCO may revoke Subcontractor’s delegation or impose other sanctions on Subcontractor.

30.
Grievance Procedure. MCO shall provide the following information regarding the grievance system to Subcontractor:
•
the toll-free numbers to file oral grievances and appeals;
•
the availability of assistance in filing a grievance or appeal;
•
the covered person’s right to request continuation of benefits during an appeal or hearing and, if the MCO’s action is upheld, that the covered person may be responsible to pay for the continued benefits;
•
the covered person’s right to file grievances and appeals and their requirements and timeframes for filing;
•
the covered person’s right to a hearing, how to obtain a hearing and representation rules at a hearing;
•
Subcontractor may file a grievance or request an adjudicative proceeding on behalf of a covered person in accordance with the MCO’s Agreement with HCA.

31.
Subcontractor Certification. Subcontractor, by signature to the Subcontract, certifies that Subcontractor is not presently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded in any Washington State or Federal department or agency from participating in transactions (debarred). The Subcontractor shall agree and certify it does not employ or contract, directly or indirectly, with any person or entity that is debarred or suspended from participating in procurement activities under the Federal Acquisition Regulation or from participating in non-procurement activities under regulations issued pursuant to Executive Order No. 12549 or under guidelines implementing such order. In the event Subcontractor becomes excluded or debarred from participating in any applicable Washington State of Federal program, Subcontractor shall immediately notify Anthem of Subcontractor’s exclusion or debarment, and Anthem shall have the right to give short notice or immediately terminate this Agreement or applicable SOW.

32.
Statutory and Regulatory Compliance. Subcontractor shall comply with the applicable state and federal statutes, rules and regulations as set forth in the contract between MCO and HCA, including but not limited to the applicable requirements of 42 U.S.C. § 1396a(a)(43), 1396d(r), 42 C.F.R. § 438.6(i). Subcontractor shall comply with any term or condition of the contract between MCO and HCA that is applicable to the services to be performed under the subcontract (42 C.F.R. § 438.6(1)).

33.
Subcontractor Ownership Disclosure.
i.
Subcontractor shall disclose the name and address of any person (individual or corporation) with an ownership or control interest in Subcontractor or provider (42 C.F.R. 455.104(b)(1)(i)).

ii.
If Subcontractor is a corporate entity, the disclosure must include primary business address, every business location, and P.O. Box address (42 C.F.R. 455.104(b)(1)(i)) and the tax identification number of the corporate owner(s) (42 C.F.R. 455.104(b)(1)(iii)).
iii.
If Subcontractor is an individual, Subcontractor shall provide date of birth and

Social Security Number (42 C.F.R. 455.104(b)(1)(ii)).

iv. Subcontractor shall disclose to HCA upon contract execution [42 C.F.R. 455.104(c)(1)(ii)], upon request during the re-validation of enrollment process under 42 C.F.R. 455.414 [42 C.F.R. 455.104(c)(1)(iii)], and within thirty-five

(35) business days after any change in ownership of the subcontractor or provider (42 C.F.R. 455.104(c)(1)(iv)).

v.
If Subcontractor has a five percent (5%) ownership interest in any of its subcontractors, Subcontractor shall provide the tax identification number of the subcontractor(s) (42 C.F.R. 455.104(b)(1)(iii)).
i.
vi.
Subcontractor shall disclose whether any person with an ownership or control interest in Subcontractor is related by marriage or blood as a spouse, parent, child, or sibling to any other person with an ownership or control interest in the subcontractor (42 C.F.R. 455.104(b)(2)).

vii.
If Subcontractor has a five percent (5%) ownership interest in any of its subcontractors, Subcontractor shall disclose whether any person with an ownership or control interest in such subcontractor is related by marriage or blood as a spouse, parent, child, or sibling to any other person with an ownership or control interest in the subcontractor or provider (42 C.F.R. 455.104(b)(2)).
viii.
Subcontractor shall disclose whether any person with an ownership or control interest in Subcontractor also has an ownership or control interest in any other Medicaid provider, in the state’s fiscal provider or in any managed care entity (42 C.F.R. 455.104(b)(4)).
34.
Criminal Offenses. The Subcontractor shall, on a monthly basis check the LEIE and SAM database to identify any excluded individuals/entities. Documentation shall be kept validating the review of the databases and provided to MCO upon request. Subcontractor shall investigate and disclose to HCA, at contract execution or renewal, and upon request of HCA the identity of any person who has been convicted of a criminal offense related to that person's involvement in any program under Medicare, Medicaid, or the title XX services program since the inception of those programs and who is [42 C.F.R. 455.106(a)]:
i.
A person who has an ownership or control interest in Subcontractor. 42 C.F.R. 455.106(a)(1).
ii.
An agent or person who has been delegated the authority to obligate or act on behalf of Subcontractor or provider. 42 C.F.R. 455.101; 42 C.F.R. 455.106(a)(1).
iii.
An agent, managing employee, general manager, business manager, administrator, director, or other individual who exercises operational or managerial control over, or who directly or indirectly conducts the day-to-day operation of, Subcontractor. 42 C.F.R. 455.101; 42 C.F.R. 455.106(a)(2).

35.
Information Provided. MCO and Subcontractor shall ensure that all written information provided to enrollees or potential enrollees is accurate, is not misleading, is comprehensible to its intended audience, designed to provide the greatest degree of understanding, is written at the sixth grade reading level, and fulfills other requirements of the Agreement and Subcontract as may be applicable to the materials (42 C.F.R. § 438.10(b)(1)).

36.
Termination Notice. In the event that the Subcontract is a Health Care Provider Subcontract, such Subcontract may be terminated upon ninety (90) days’ termination notice.

37.
Location. In accordance with 42 C.F.R. § 438.602(i), MCO shall not be located outside of the United States. Claims paid by MCO to a network provider, out-of-network provider, subcontractor or financial institution located outside of the United States shall not be considered in the development of actuarially sound capitation rates.

38.
Disciplinary Action. MCO shall notify HCA in accord with the Notices section of the Agreement, within three (3) business days of receipt of information relating to disciplinary action against the accreditation, certification, license, and/or registration of MCO, an employee, Subcontractor or Subcontractor employee.

39.
Data Shared With Subcontractors

If Data access is to be provided to Subcontractor under this Agreement, Subcontractor acknowledges and agrees to all of the HCA Data security terms, conditions and requirements set forth in Attachment A to the Washington State-specific requirements.

ATTACHMENT A

HCA DATA USE, SECURITY, AND CONFIDENTIALITY REQUIREMENTS

Definitions:

1.1 “Authorized User” means an individual or individuals with an authorized business need to access Confidential Information under the Agreement.

1.2.
“Breach” means the unauthorized acquisition, access, use, or disclosure of Data shared under the Agreement that compromises the security, confidentiality or integrity of the Data.
1.3.
“Data” means the information that is collected, accessed, disclosed, or exchanged as described by the Contract. For purposes of this section, Data means the same as “Confidential Information.”
1.4.
“Disclosure” means the release, transfer, provision of, access to, or divulging in any other manner of information outside the entity holding the information.
1.5.
“Electronic Protected Health Information (ePHI)” means Protected Health Information that is transmitted by electronic media or maintained as described in the definition of electronic media at 45 C.F.R. § 160.103.
1.6.
“Hardened Password” means a string of characters containing at least three of the following character classes: upper case letters; lower case letters; numerals; and special characters, such as an asterisk, ampersand or exclamation point.

1.6.1.
Passwords for external authentication must be a minimum of 10 characters long.
1.6.2.
Passwords for internal authentication must be a minimum of 8 characters long.
1.6.3.
Passwords used for system service or service accounts must be a minimum of 20 characters long.

1.7.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended, together with its implementing regulations, including the Privacy Rule, Breach Notification Rule, and Security Rule. The Privacy Rule is located at 45 C.F.R. Part 160 and Subparts A and E of 45 C.F.R. Part 164. The Breach Notification Rule is located in Subpart D of 45 C.F.R. Part 164. The Security Rule is located in 45 C.F.R. Part 160 and Subparts A and C of 45 C.F.R. Part 164.
1.8.
“HIPAA Rules” means the Privacy, Security, Breach Notification, and Enforcement Rules at 45 C.F.R. Parts 160 and Part 164.
1.9.
“Medicare Data Use Requirements” refers to the sections below that set out the terms and conditions Subcontractor must agree to for the access to and use of Medicare Data for the Enrollees who are dually eligible in the Medicare and Medicaid programs.
1.10.
“Overpayment” means any payment from HCA to the Contractor in excess of that to which the Contractor is entitled by law, rule, or the Contract, including amounts in dispute. Overpayment can also mean a payment from the Contractor to a provider or subcontractor to which the provider or subcontractor is not legally entitled. (42 C.F.R. 438.2 and RCW 41.05A.010).

1.11.
“Portable/Removable Media” means any Data storage device that can be detached or removed from a computer and transported, including but not limited to: optical media (e.g. CDs, DVDs); USB drives; or flash media (e.g. CompactFlash, SD, MMC).
1.12.
“Portable/Removable Devices” means any small computing device that can be transported, including but not limited to: handhelds/PDAs/Smartphones; Ultramobile PC’s, flash memory devices (e.g. USB flash drives, personal media players); and

laptops/notebook/tablet computers. If used to store Confidential Information, devices should be Federal Information Processing Standards (FIPS) Level 2 compliant.

1.13.
“Protected Health Information” or “PHI” has the same meaning as in HIPAA, except in the Contract.
1.14.
“ProviderOne” means the Medicaid Management Information System, which is the State’s Medicaid payment system managed by HCA.
1.15.
“Tracking” means a record keeping system that identifies when the sender begins delivery of Confidential Information to the authorized and intended recipient, and when the sender receives confirmation of delivery from the authorized and intended recipient of Confidential Information.

1.16.
“Transmitting” means the transferring of data electronically, such as via email, SFTP, web services, AWS Snowball, etc.
1.17.
“Transport” means the movement of Confidential Information from one entity to another, or within an entity, that: places the Confidential Information outside of a Secured Area or system (such as a local area network); and is accomplished other than via a Trusted System.
1.18.
“Trusted System(s)” means the following methods of physical delivery: (1) hand-delivery by a person authorized to have access to the Confidential Information with written acknowledgement of receipt; (2) United States Postal Service (“USPS”) first class mail, or USPS delivery services that include Tracking, such as Certified Mail, Express Mail or Registered Mail; (3) commercial delivery services (e.g. FedEx, UPS, DHL) which offer tracking and receipt confirmation; and (4) the Washington State Campus mail system. For electronic transmission, the Washington State Governmental Network (SGN) is a Trusted System for communications within that Network.

1.19.
“U.S.C.” means the United States Code. All references in this section to U.S.C. chapters or sections will include any successor, amended, or replacement statute. The U.S.C. may be accessed at http://uscode.house.gov/
1.20.
“Unique User ID” means a string of characters that identifies a specific user and which, in conjunction with a password, passphrase, or other mechanism, authenticates a user to an information system.
1.21.
“Use” includes the sharing, employment, application, utilization, examination, or analysis, of Data.

Data Classification:

2.1.
The State classifies data into categories based on the sensitivity of the data pursuant to the Security policy and standards promulgated by the Office of the state of Washington Chief Information Officer. (See Section 4, Data Security, of Securing IT Assets

Standards No. 141.10 in the State Technology Manual at https://ocio.wa.gov/policies/141-securing-information-technology-assets/14110-securing- information-technology-assets.

The Data that is the subject of the Contract is classified as Category 4 – Confidential Information Requiring Special Handling. Category 4 Data is information that is specifically protected from disclosure and for which:

2.1.1.
Especially strict handling requirements are dictated, such as by statutes, regulations, or agreements.
2.1.2.
Serious consequences could arise from unauthorized disclosure, such as threats to health and safety, or legal sanctions.

Constraints on Use of Data:

3.1.
The Agreement does not constitute a release of the Data for the Subcontractor’s discretionary use. Subcontractor must use the Data received or accessed under this

Agreement only to carry out the purpose of the Agreement. Any ad hoc analyses or other use or reporting of the Data is not permitted without MCO’s or HCA’s prior written consent.

3.2.
Data shared under this Agreement includes data protected by 42 C.F.R. Part 2. In accordance with 42 C.F.R. § 2.32, this Data has been disclosed from records protected by federal confidentiality rules (42 C.F.R. Part 2). The federal rules prohibit Receiving Party from making any further disclosure of the Data that identifies a patient as having or having had a substance use disorder either directly, by reference to publicly available information, or through verification of such identification by another person unless further disclosure is expressly permitted by the written consent of the individual whose information is being disclosed or as otherwise permitted by 42 C.F.R. Party 2. A general authorization for the release of medical or other information is NOT sufficient for this purpose (42 C.F.R. § 2.31). The federal rules restrict any use of the SUD Data to investigate or prosecute with regard to a crime any patient with a substance use disorder, except as provided at 42 C.F.R. § 2.12(c)(5) and § 2.65.

3.2.1.
The information received under subsection 7.18.3 of the Contract is also protected by federal law, including 42 C.F.R. Part 2, Subpart D, § 2.53, which requires HCA and Subcontractor to:
3.2.1.1.
Maintain and destroy the patient identifying information in a manner consistent with the policies and procedures established under 42 C.F.R. § 2.16;
3.2.1.2.
Retain records in compliance with applicable federal, state, and local record retention laws; and
3.2.1.3.
Comply with the limitations on disclosure and Use in 42 C.F.R. Part 2, Subpart D, § 2.53(d).
3.3.
Any disclosure of Data contrary to the Contract or the Agreement is unauthorized and is subject to penalties identified in law.
3.4.
The Subcontractor must comply with the Minimum Necessary Standard, which means that Subcontractor will use the least amount of PHI necessary to accomplish the Purpose of this Agreement.
3.4.1.
Subcontractor must identify:
3.4.1.1.
Those persons or classes of persons in its workforce who need access to PHI to carry out their duties; and
3.4.1.2.
For each such person or class of persons, the category or categories of PHI to which access is needed and any conditions appropriate to such access.
3.4.2.
Subcontractor must implement policies and procedures that limit the PHI disclosed to such persons or classes of persons to the amount reasonably necessary to achieve the purpose of the disclosure, in accordance with the Contract.
3.5.
For all Data, including claims data, that is individually identifiable, shared outside of Subcontractor’s system for research or data analytics not conducted on behalf of the

Subcontractor, Subcontractor must provide MCO with thirty (30) calendar days’ advance notice and opportunity for review and advisement to ensure alignment and coordination between Subcontractor and HCA data governance initiatives. Subcontractor will provide notice to Amerigroup Washington, Inc., 705 5th Avenue South, Suite 300, Seattle, WA.

98104. The Notice to MCO will include:

3.5.1.
The party/ies the Data will be shared with;
3.5.2.
The purpose of the sharing; and
3.5.3.
A description of the types of Data involved, including specific data elements to be shared.
3.6.
Subcontractor must provide to MCO a report by the 15th of each month of all Data,

individually identifiable and de- identified, regarding Enrollees, including claims data, shared with external entities, including but not limited to subcontractors and researchers.

Security of Data:

4.1.
Data Protection
4.1.1.
The Subcontractor must protect and maintain all Confidential Information gained by reason of the Agreement, information that is defined as confidential under state or federal law or regulation, or Data that MCO or HCA has identified as confidential, against unauthorized use, access, disclosure, modification or loss. This duty requires the Subcontractor to employ reasonable security measures, which include restricting access to the Confidential Information by:

4.1.1.1.
Allowing access only to staff that have an authorized business requirement to view the Confidential Information.
4.1.1.2.
Physically securing any computers, documents, or other media containing the Confidential Information.
4.2.
Data Security Standards
4.2.1.
Subcontractor must comply with the Data Security Requirements set out in this section and the Washington OCIO Security Standard, 141.10, which will include any successor, amended, or replacement regulation (https://ocio.wa.gov/policies/141-securing-information-technology- assets/14110- securing-information-technology-assets.) The Security Standard 141.10 is hereby incorporated by reference into the Agreement.
4.2.2.
Data Transmitting
4.2.2.1.
When transmitting Data electronically, including via email, the Data must be encrypted using NIST 800-series approved algorithms (http://csrc.nist.gov/publications/PubsSPs.html). This includes transmission over the public internet.
4.2.2.2.
When transmitting Data via paper documents, the Subcontractor must use a Trusted System.
4.2.3.
Protection of Data. The Subcontractor agrees to store and protect Data as described.
4.2.3.1.
Data at Rest:
4.2.3.1.1.
Data will be encrypted with NIST 800-series approved algorithms. Encryption keys will be stored and protected independently of the data. Access to the Data will be restricted to Authorized Users through the use of access control lists, a Unique User ID, and a Hardened Password, or other authentication mechanisms which provide equal or greater security, such as biometrics or smart cards. Systems that contain or provide access to Confidential Information must be located in an area that is accessible only to authorized personnel, with access controlled through use of a key, card key, combination lock, or comparable mechanism.

4.2.3.2.
Data stored on Portable/Removable Media or Devices
4.2.3.2.1.
Confidential Information provided by MCO on Removable Media will be encrypted with NIST 800-series approved algorithms. Encryption keys will be stored and protected independently of the Data.
4.2.3.2.2.
MCO’s Data must not be stored by Subcontractor on Portable Devices or Media unless specifically authorized within the Agreement. If so authorized, the Subcontractor must protect the Data by:
4.2.3.2.2.1.
Encrypting with NIST 800-series approved algorithms. Encryption keys will be stored and protected independently of the data;
4.2.3.2.2.2.
Controlling access to the devices with a Unique User ID and Hardened Password or stronger authentication method such as a physical token or biometrics;

4.2.3.2.2.3.
Keeping devices in locked storage when not in use; 5.2.3.2.2.4. Using check-in/check-out procedures when devices are shared;
4.2.3.2.2.5.
Maintaining an inventory of devices; and
4.2.3.2.2.6.
Ensuring that when being transported outside of a Secured Area, all devices containing Data are under the physical control of an Authorized User.
4.2.3.3.
Paper Documents. Any paper records containing Confidential

Information must be protected by storing the records in a Secured Area that is accessible only to authorized personnel. When not in use, such records must be stored in a locked container, such as a file cabinet, locking drawer, or safe, to which only authorized persons have access.

4.2.4.
Data Segregation
4.2.4.1.
MCO Data received under the Agreement must be segregated or otherwise distinguishable from non-MCO Data. This is to ensure that when no longer needed by the Subcontractor, all of MCO’s or HCA’s Data can be identified for return or destruction. It also aids in determining whether MCO’s or HCA’s Data has or may have been compromised in the event of a security breach. MCO’s Data must be kept in one of the following ways:

4.2.4.1.1.
On media (e.g. hard disk, optical disc, tape, etc.) which contains only MCO Data;
4.2.4.1.2.
In a logical container on electronic media, such as a partition or folder dedicated to MCO’s Data;
4.2.4.1.3.
In a database that contains only MCO Data;
4.2.4.1.4.
Within a database – MCO data must be distinguishable from non-MCO Data by the value of a specific field or fields within database records;
4.2.4.1.5.
Physically segregated from non-MCO Data in a drawer, folder, or other container when stored as physical paper documents.
4.2.4.2.
When it is not feasible or practical to segregate MCO’s Data from non-MCO data, both MCO’s Data and the non-MCO data with which it is commingled must be protected as described in this Exhibit.
4.3.
Data Disposition
4.3.1.
Upon request by MCO or HCA, at the end of the Agreement term, or when no longer needed, Confidential Information/Data must be returned to MCO or disposed of as set out below, except as required to be maintained for compliance or accounting purposes. Media are to be destroyed using a method documented within NIST 800-88 (http://csrc.nist.gov/publications/PubsSPs.html).

4.3.2.
For Data stored on network disks, deleting unneeded Data is sufficient as long as the disks remain in a Secured Area and otherwise meet the requirements listed in Section 4.2.3, above. Destruction of the Data as outlined in this section of this Exhibit may be deferred until the disks are retired, replaced, or otherwise taken out of the Secured Area.

Data Confidentiality and Non-Disclosure:

5.1.
Data Confidentiality.
5.1.1.
Subcontractor will not use, publish, transfer, sell or otherwise disclose any

Confidential Information gained by reason of the Agreement for any purpose that is not directly connected with the purpose of the Agreement, except:

5.1.1.1.
as provided by law; or
5.1.1.2.
with the prior written consent of the person or personal

representative of the person who is the subject of the Confidential Information.

5.2.
Non-Disclosure of Data
5.2.1.
Subcontractor will ensure that all employees or subcontractors who will have access to the Data described in the Contract (including both employees who will use the Data and IT support staff) are instructed and aware of the use restrictions and protection requirements of this Addendum before gaining access to the Data identified herein. Subcontractor will ensure that any new employee is made aware of the use restrictions and protection requirements of these sections before they gain access to the Data.

5.2.2.
Subcontractor will ensure that each employee or subcontractor who will access the Data signs a non-disclosure of confidential information agreement regarding confidentiality and non- disclosure requirements of Data as set forth in these sections. Subcontractor must retain the signed copy of employee non-disclosure agreement in each employee’s personnel file for a minimum of six years from the date the employee’s access to the Data ends. Subcontractor will make this documentation available to MCO or HCA upon request.

5.3.
Penalties for Unauthorized Disclosure of Data
5.3.1.
Subcontractor must comply with all applicable federal and state laws and regulations concerning collection, use, and disclosure of Personal Information and PHI. Violation of these laws may result in criminal or civil penalties or fines.
5.3.2.
Subcontractor accepts full responsibility and liability for any noncompliance with applicable laws or the Agreement by itself, its employees, and its subcontractors.

Data Shared with Subcontractors:

6.1. If Data access is to be provided to a subcontractor under the Agreement, the subcontractor must include all of the Data security terms, conditions and requirements set forth in these sections in any such subcontract. However, no subcontract will terminate Subcontractor's legal responsibility to MCO for any work performed under the

Agreement nor for oversight of any functions and/or responsibilities it delegates to any subcontractor. Subcontractor must provide an attestation by January 31, each year that Subcontractor (and any subcontractors) meet, or continue to meet, the terms, conditions, and requirements in these sections.

Breach:

7.1.
The Breach or potential compromise of Data must be reported to the MCO at Amerigroup Washington, Inc., 705 5th Avenue South, Suite 300, Seattle, WA. 98104 within five (5)

business days of discovery. If Subcontractor does not have full details, it will report what information it has, and provide full details within 15 business days of discovery. To the extent possible, these reports must include the following:

7.1.1.
The identification of each individual whose PHI has been or may have been improperly accessed, acquired, used, or disclosed;
7.1.2.
The nature of the unauthorized use or disclosure, including a brief description of what happened, the date of the event(s), and the date of discovery;
7.1.3.
A description of the types of PHI involved;
7.1.4.
The investigative and remedial actions Subcontractor or its subcontractor took or will take to prevent and mitigate harmful effects, and protect against recurrence;
7.1.5.
Any details necessary for a determination of the potential harm to Enrollees whose PHI is believed to have been used or disclosed and the steps those Enrollees should take to protect themselves; and
7.1.6.
Any other information MCO or HCA reasonably requests.
7.2.
Subcontractor must take actions to mitigate the risk of loss and comply with any notification or other requirements imposed by law, MCO, or HCA including but not limited to 45 C.F.R. Part 164, Subpart D; RCW 42.56.590; RCW 19.255.010; or WAC 284-04-625.

7.3.
Subcontractor must notify MCO in writing, as described in Section 7.1 above, within two

(2) business days of determining notification must be sent to enrollees.

7.4.
At MCO’s or HCA’s request, Subcontractor will provide draft Enrollee notification to MCO or HCA at least five (5) business days prior to notification, and allow MCO or HCA an opportunity to review and comment on the notifications.
7.5.
At MCO’s or HCA’s request, Subcontractor will coordinate its investigation and notifications with MCO, HCA and the Office of the State of Washington Chief Information Officer (OCIO), as applicable.

Data Breach Notification:

8.1.
The Subcontractor must perform all of its duties, activities, and tasks under the

Agreement in compliance with HIPAA, the HIPAA Rules, and all applicable regulations as promulgated by the U.S. Department of Health and Human Services, Office for Civil Rights, as applicable. Subcontractor and Subcontractor’s subcontracts must fully cooperate with MCO and HCA efforts to implement HIPAA requirements.

8.2.
Within ten (10) business days, Subcontractor must notify MCO of any complaint,

enforcement, or compliance action initiated by the Office for Civil Rights based on an allegation of violation of HIPAA or the HIPAA Rules and must inform MCO of the outcome of that action. Subcontractor bears all responsibility for any penalties, fines, or sanctions imposed against Subcontractor or MCO for violations by Subcontractor of

HIPAA or the HIPAA Rules and for any sanction imposed against its subcontractors or agents for which it is found liable.

Inspection:

9.1. MCO reserves the right to monitor, audit, or investigate the use of Personal Information and PHI of Enrollees collected, used, or acquired by Subcontractor during the terms of the Agreement. All MCO or HCA representatives conducting onsite audits of

Subcontractor agree to keep confidential any patient- identifiable information which may be reviewed during the course of any site visit or audit.

Indemnification:

10.1. The Subcontractor agrees to indemnify and hold MCO and HCA and its employees harmless from any damages related to the Subcontractor’s unauthorized use or release of Personal Information or PHI of Enrollees.

EXHIBIT E-28

DISTRICT OF COLUMBIA SPECIFIC REQUIREMENTS

AMERIGROUP DISTRICT OF COLUMBIA, INC.

THIS EXHIBIT (“Exhibit”) is made by and between Amerigroup District of Columbia, Inc. (“Amerigroup DC”), and “Subcontractor”.

RECITALS

Amerigroup DC and Subcontractor are parties to that certain vendor agreement (the “Subcontract”), and wish to addend said Subcontract as provided herein.

AGREEMENT

IN CONSIDERATION of the mutual promises set forth herein, in the Subcontract, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

This Exhibit is limited to the terms and conditions governing the provision of services to or on behalf of Amerigroup DC’s fulfillment of Amerigroup DC’s contractual responsibilities to the District of Columbia Department of Health Care Finance (“DHCF”) regarding all activities under the Managed Care Program, consisting of: the Medicaid eligible population enrolled in the District Healthy Families Program and the District Healthcare Alliance Program and Immigrant Children’s Program (“Contract”) between the DHCF and Amerigroup DC. This Exhibit will supplement the Subcontract between Amerigroup DC and Subcontractor and will run concurrently with the terms of the Subcontract.

Each provision of this Exhibit supersedes and shall be controlling over any conflicting terms that appear in the Subcontract.

For the purposes of this Exhibit:

1)
“Amerigroup DC” means Amerigroup District of Columbia, Inc.
2)
“Anthem” shall mean Anthem Partnership Holding Company, LLC, the parent corporation of Amerigroup DC, which provides certain services to Amerigroup DC pursuant to an Administrative Services Agreement;
3)
“CA” shall mean Contract Administrator, who is the individual responsible for Amerigroup DC’s compliance or noncompliance with the contract. The CA has the responsibility of ensuring the work conforms to the requirements of the contract and such other responsibilities and authorities as may be specified in the contract;
4)
“CBE” shall mean certified business enterprise;
5)
“District” shall mean District of Columbia;
6)
“SCP” shall mean Standard Contract Provisions for use with District of Columbia Government Supplies and Services Contracts, a copy of which can be found at http://ocp.dc.gov (under Quick Links click on “Required Solicitation Documents”); and
7)
“Subcontractor” shall mean “Contractor”, “Vendor”, “Supplier” or “Licensor” under the Agreement.

Subcontracting Requirements

A.
Sub-contractual relationships and Delegation
1)
All contracts or written arrangements/agreements between Amerigroup DC and the Subcontractor must meet the requirement of paragraph (c) of §438.230

2)
Each contract or written arrangement/agreement described in paragraph (b) (2) of §438.230 must specify that:
i.
If any of the Amerigroup DC’s activities or obligations under its contract with the District are delegated to the Subcontractor:
ii.
The delegated activities or obligations, and related reporting responsibilities, are specified in the subcontract or written agreement;
iii.
The Subcontractor agrees to perform the delegated activities and reporting responsibilities specified in compliance with the Amerigroup DC’s contract obligations with the District; and
iv.
The contract or written arrangement must either provide for revocation of the delegation of activities or obligations, or specify other remedies in instances where the District or the Amerigroup DC determines that the Subcontractor has not performed satisfactorily.
v.
The Subcontractor agrees to comply with all applicable Medicaid laws, regulations, including applicable sub-regulatory guidance and contract provisions.

3)
The Subcontractor agrees that:
i.
The District, CMS, the HHS Inspector General, the Comptroller General, or their designees have the right at any time to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the Subcontractor, or of the Subcontractor’s contractors, that pertain to any aspect of services and activities performed, or determination of amounts payable under the Amerigroup DC’s contract with the District;
ii.
The Subcontractor will make available, for purposes of an audit, evaluation, or inspection its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to Medicaid Enrollees;
iii.
The right to audit will exist through 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later;
iv.
If the District, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the District, CMS, or the HHS Inspector General may inspect, evaluate, and audit the Subcontractor at any time; and
v.
The District shall ensure, through its contracts, that before any delegation to a Subcontractor, Amerigroup DC shall:
1.
Oversee and is accountable for any functions and responsibilities that it delegates to Subcontractor;
2.
Evaluates Subcontractor’s ability to perform the activities to be delegated before a written agreement is executed; and
3.
Meets the following specific conditions:
a.
There is a written agreement that specifies the activities and reporting responsibilities delegated to Subcontractor;
b.
Provides for revoking delegation or imposing other sanctions if Subcontractor’s performance is inadequate;

c.
Amerigroup DC shall monitor Subcontractor’s performance on an ongoing basis and subject Subcontractor to formal review according to a periodic schedule established by the District, consistent with industry standards, or District MCO laws and regulations; and
d.
If Amerigroup DC identifies deficiencies or areas for improvement, Amerigroup DC and Subcontractor shall take corrective actions.
e.
Amerigroup DC shall adhere to and incorporate 42 C.F.R. § 438.6 contract requirements, 42 C.F.R. Part 74, 42 C.F.R. Part 489; DCMR Title 29, Chapters 53, 54, and 55, and D.C. Code §44-551 and 552 et seq., along with any other applicable Federal and District laws.
f.
In accordance with 42 C.F.R. § 438.6(l), Subcontractor must fulfill the requirements that are appropriate to the service or activity delegated under the subcontract.
g.
Subcontracts do not terminate Amerigroup DC’s legal responsibilities for performance under the Contract.

4)
The requirements of 42 C.F.R. §438.230, shall apply to any contract or written arrangement/agreement that the Amerigroup DC has with the Subcontractor.

5)
Amerigroup DC shall maintain ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of its contract with the District.

6)
Amerigroup DC shall ensure that all activities carried out by Subcontractor conform to the provisions of the Contract with the District and be clearly specified in the subcontract.

7)
Amerigroup DC shall include in all of its contracts and subcontracts a requirement that the Subcontractor shall look solely to Amerigroup DC for payment for services rendered.

8)
The terms of any subcontracts involving the provision or administration of medical services shall be subject to DHCF approval via the Contracting Officer prior to implementation or application.

9)
It is the responsibility of Amerigroup DC to ensure its independent contractors are capable of meeting the reporting requirements under the Contract and, if they cannot, Amerigroup DC is not relieved of the reporting requirements.

10)
The Subcontractor hereunder shall not subcontract any of the Amerigroup DC’s work or services to any independent contractor without the prior written consent of the Amerigroup DC. Any work or service so subcontracted shall be performed pursuant to a subcontract agreement, which the District will have the right to review and approve prior to its execution by Subcontractor. Any such subcontract shall specify that the independent contractor shall be subject to every provision of the Contract. Notwithstanding any such subcontract approved by the District, the Amerigroup DC shall remain liable to the District for all Amerigroup DC's work and services required hereunder.

11)
The independent contractor will be fully responsible for any changes not authorized in advance, in writing, by Subcontractor; may be denied compensation or other relief for any additional work performed that is not so authorized; and may also be required, at no additional cost to the Amerigroup DC and/or District, to take all corrective action necessitated by reason of the unauthorized changes.

12)
Subcontractor shall comply with all federal and District laws, court orders, regulations, policies and subsequent amendments in the operation of its program, including, but not limited to those barring discrimination in enrollment, access to health services, provision of health care and coverage.

13)
The Contractor shall be bound by the Wage Determination No. 2015-4281 Revision No.: 24, dated June 27, 2022, issued by the U.S. Department of Labor in accordance with the Service Contract Act, 41 U.S.C. §351 et seq., and incorporated herein a Section J.2. The Contractor shall be bound by the wage rates for the term of the contract subject to revision as stated herein and in accordance with Section 24 of the Standard Contract Provisions (SCP). If an option period is exercised, the Contractor shall be bound by the applicable wage rates at the time of the option period. If the option period is exercised and the CO obtains a revised wage determination, the revised wage determination is applicable for the option periods and the Contractor may be entitled to an equitable adjustment.

14)
Subcontractor shall comply with the Protecting Pregnant Workers Fairness Act of 2016, D.C. Official Code § 32-1231.01 et seq. (PPWF Act). Subcontractor shall comply with the Unemployed Anti-Discrimination Act of 2012, D.C. Official Code § 32-1361 et seq. During the performance of the Contract, Subcontractor and any of its independent contractors shall comply with section 504 of the Rehabilitation Act of l973, as amended. This Act prohibits discrimination against disabled people in federally funded programs and activities. See 29 U.S.C. §§ 794 et seq.

15)
During the performance of this Contract, Subcontractor and any of its independent contractors shall comply with the ADA. The ADA makes it unlawful to discriminate in employment against a qualified individual with a disability. See 42 U.S.C. §§ 12101 et seq.

B.
Protection of Confidential Information
1)
Subcontractor shall ensure that any reports that contain information about individuals which are protected by privacy laws, including the Health Insurance Portability and Accountability Act (HIPAA), Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. §§ 160-164 (The HIPAA Privacy and Security Rules), the District of Columbia Mental Health Information Act, D.C. Code §§ 7-1201.01 – 7-1208.07 (2006), and the Confidentiality of Alcohol and Drug Abuse Patient Records, 42 C.F.R. Part 2 et seq., shall be prominently marked as “Confidential” and submitted to DHCF in a fashion that ensures that unauthorized individuals do not have access to the information. Subcontractor shall not make reports available to the public.

2)
Subcontractor shall keep all information relating to any employee or customer of the District in absolute confidence and shall not use the information in connection with any other matters; nor shall it disclose any such information to any other person, firm or corporation, in accordance with the District and federal laws governing the confidentiality of records.

3)
With regard to medical records and any other health and enrollment information that identifies a particular Enrollee, Subcontractor shall use and disclose such individually identifiable health information only in accordance with the privacy requirements in 45 C.F.R. Parts 160 and 164, subparts A and E, HIPAA, 42 C.F.R. Part 2, and the Mental Health Information Act to the extent that these requirements are applicable.

C.
Intellectual Property
1)
In accordance with 45 C.F.R. § 74, Subcontractor shall comply with notice of grantor agency requirements and regulations pertaining to reporting and patient rights under any contract involving research development, experimental or demo work with respect to any discovery of invention which arises or is developed in the course of the Contract, and if grantor agency requirements and regulations pertaining to copyrights and rights in data.

2)
Whenever any data, including computer software, are to be obtained from the Subcontractor under the contract, the Amerigroup DC shall use this clause, Rights in Data, in the subcontract, without alteration, and no other clause shall be used to enlarge or diminish the District’s or Amerigroup DC’s rights in that Subcontractor data or computer software which is required for the District.

D.
Disclosure of Ownership
1)
Amerigroup DC shall include in each subcontract under this Contract a provision requiring Subcontractor to include in its contract with any lower-tier independent contractor or supplier the payment and interest clauses required under paragraphs (1) and (2) of D.C. Official Code § 2-221.02(d).

2)
In accordance with 42 C.F.R. § 455.94, Subcontractor must provide the following to Amerigroup DC and DHCF prior to implementation of a provider and/or independent contractor agreement:
i.
Document the name and address of any person (individual or corporation) with an ownership or control interest in the MCO. The address for corporate entities must include as applicable primary business address, every business location and P.O. Box address; Date of birth and social security number; in the case of individual;
ii.
Other tax identification number (in the case of a corporation) with an ownership or control interest in the MCO or in any independent contractor in which the MCO has a five percent (5%) or more interest;
iii.
Document whether the person (individual or corporation) with an ownership or control interest in the MCO is related to another person with ownership or control interest in the MCO as a spouse, parent, child or sibling; or whether the person (individual or corporation) with an ownership or control interest in any independent contractor in which the MCO has a five percent (5%) or more interest is related to another person with ownership or control interest in the MCO as a spouse, parent, child or sibling;
iv.
Document the name of any other disclosing entity (provider and/or independent contractor) in which an owner of the disclosing entity (provider and/or independent contractor) has an ownership or control interest; and
v.
Document the name, address, date of birth and Social Security number of any managing employee of the MCO.

3)
Disclosures from the contractors’ providers, independent contractors or disclosing entities must be provided at any of the following times:
i.
Upon the provider or disclosing entity submitting the provider application;
ii.
Upon the provider, independent contractor or disclosing entity executing the agreement; and
iii.
C.5.21.25.25.3 Within thirty-five (35) days after any change in ownership.

E.
Criminal Background Checks
1)
In accordance with D.C. Code § 44-552, Subcontractor shall not employ or contract with any unlicensed person until a criminal background check has been conducted for that person. Subcontractor shall inform each prospective employee or contract worker that Subcontractor is required to conduct a criminal background check before employing or contracting with an unlicensed person. Amerigroup DC shall include in any Provider agreement the requirements of D.C. Code § 44-552.

2)
Amerigroup DC shall not employ or contract with any unlicensed person if, within the seven (7) years preceding a criminal background check conducted pursuant to this section, that person has been convicted in the District of Columbia, or in any other state or territory of the United States where such person has worked or resided, of any of the offenses enumerated in D.C. Code § 44-552(e) or their equivalent in another state or territory.

3)
Subcontractor may obtain a criminal background check from the Metropolitan Police Department, the U.S. Department of Justice, or from a private agency. Subcontractor shall pay the fee that is established and charged by the entity that provides the criminal background check results.

F.
Subcontracting Plan Compliance Reporting
1)
If Amerigroup DC has a subcontracting plan required by law for this contract, Amerigroup DC shall submit a quarterly report to the District of Columbia Auditor and the Director of DSLBD. The quarterly report shall include the following information for the Subcontract as identified in the subcontracting plan:
i.
The price that the Amerigroup DC will pay Subcontractor under the Subcontract;
ii.
A description of the goods procured or the services subcontracted for;
iii.
The amount paid by Amerigroup DC under the subcontract; and
iv.
A copy of the fully executed subcontract, if it was not provided with an earlier quarterly report.

2)
If the fully executed Subcontract is not provided with the quarterly report, Amerigroup DC will not receive credit toward its subcontracting requirements for the Subcontract.

3)
Subcontractor shall have internal procedures to ensure that data reported to Amerigroup DC and/or DHCF are valid and to test validity, accuracy, and consistency on a regular basis. At a minimum, Subcontractor shall verify the accuracy and timeliness of reported data; shall screen the data for completeness, logic, and consistency; and shall collect service information in standardized formats to the extent feasible and appropriate. Subcontractor shall ensure that reportable data, when allowed to be reported on a sample, reflects a sufficient sample size to accurately reflect the Enrollee population. Subcontractor shall also agree to cooperate in data validation activities that may be conducted by Amerigroup DC and/or DHCF, at its discretion, by making available medical records, claims records, and a sample of other data according to specifications developed by DHCF.

4)
Subcontractor shall comply with the requirements of the Contract, section C, including but not limited to the Performance and Reporting Requirements in section C.5.21.33 and the Financial Performance Reporting Requirements in section C.5.27 of this RFP and capable of collecting, analyzing, integrating, preserving, safeguarding, and reporting data in accordance with 42 C.F.R. § 438.242(a). Data collection, analysis, integration, and reporting shall comply with Federal reporting requirements, including the CMS reporting requirements and data specifications.

5)
The Subcontractor will cooperate in any studies or surveys that may be required by the Amerigroup DC, and submit periodic reports, as requested by the Amerigroup DC, to allow the District to determine the extent of compliance by the Amerigroup DC with the subcontracting plan.

G.
Annual Meetings
1)
Upon at least 30-days written notice provided by DSLBD, the Amerigroup DC shall meet annually with the CO, CA, District of Columbia Auditor and the Director of DSLBD to provide an update on its subcontracting plan.
2)
Amerigroup DC shall provide written notice to the DSLBD and the District of Columbia Auditor upon commencement of the contract and when the contract is completed.

H.
Enforcement and Penalties for Breach of Subcontracting Plan
1)
Amerigroup DC shall be deemed to have breached a subcontracting plan required by law, if Amerigroup DC (i) fails to submit subcontracting plan monitoring or compliance reports or other required subcontracting information in a reasonably timely manner; (ii) submits a monitoring or compliance report or other required subcontracting information containing a materially false statement; or (iii) fails to meet its subcontracting requirements.

2)
If Amerigroup DC is found to have breached its subcontracting plan for utilization of CBEs in the performance of the Contract, Amerigroup DC shall be subject to the imposition of penalties, including monetary fines in accordance with D.C. Official Code § 2-218.63.

3)
If the CO determines Amerigroup DC’s failure to be a material breach of the contract, the CO shall have cause to terminate the Contract under the default provisions in clause 8 of the SCP, Default.

I.
Fair Criminal Record Screening
1)
Amerigroup DC shall comply with the provisions of the Fair Criminal Record Screening Amendment Act of 2014, effective December 17, 2014 (D.C. Law 20-152) (the “Act” as used in this section). This section applies to any employment, including employment on a temporary or contractual basis, where the physical location of the employment is in whole or substantial part within the District.

2)
Prior to making a conditional offer of employment, Amerigroup DC shall not require an applicant for employment, or a person who has requested consideration for employment by

Amerigroup DC, to reveal or disclose an arrest or criminal accusation that is not then pending or did not result in a criminal conviction.

3)
After making a conditional offer of employment, Amerigroup DC may require an applicant to disclose or reveal a criminal conviction.

4)
The Amerigroup DC may only withdraw a conditional offer of employment, or take adverse action against an applicant, for a legitimate business reason as described in the Act.

5)
This section and the provisions of the Act shall not apply:
i.
Where a federal or District law or regulation requires the consideration of an applicant’s criminal history for the purposes of employment;
ii.
To a position designated by the employer as part of a federal or District government program or obligation that is designed to encourage the employment of those with criminal histories;
iii.
To any facility or employer that provides programs, services, or direct care to, children, youth, or vulnerable adults; or
iv.
To employers that employ less than 11 employees.
6)
A person claiming to be aggrieved by a violation of the Act may file an administrative complaint with the District of Columbia Office of Human Rights, and the Commission on Human Rights may impose monetary penalties against the Amerigroup DC.
7)
In accordance with 42 C.F.R. § 438.702, DHCF may employ Contract remedies and/or sanctions to address any Subcontractor noncompliance with the Contract and poor performance including, but not limited to:
i.
Failure to take corrective action or adhere to a CAP;
ii.
Misrepresenting or falsifying information provided to the DHCF;
iii.
Failure to comply with any reporting requirement and timely submission;
iv.
Failure to submit any DHCF requested performance measure and data analysis; and
v.
Additional areas of noncompliance for which DHCF may impose remedies and sanctions include, but are not limited to:
1.
Marketing Practices; Member Services; Provision of Medically Necessary Covered Services; Enrollment Practices, including but not limited to, discrimination on the basis of health status or need for health services; Provider Networks; Provider Payments; Financial Requirements including but not limited to, failure to comply with physician incentive plan requirements or imposing charges that are in excess of charges permitted under the Medicaid program; Enrollee Satisfaction; Performance Standards included in the Contract; Accreditation; and Violating any of the other applicable requirements of §s 1903(m) or 1932 of the Act and any implementing regulations.
8)
Amerigroup DC and DHCF shall utilize a variety of means to assure compliance with Contract requirements. DHCF will pursue remedial actions or improvement plans for the Amerigroup DC to implement to resolve outstanding requirements. If remedial action or improvement plans are not appropriate or are not successful, Contract sanctions will be implemented. DHCF may utilize intermediate sanctions as described in 42 C.F.R. §38.700.
i.
The District shall impose sanctions against Amerigroup DC for poor performance or noncompliance with Contract terms by its Providers and/or Subcontractors. Amerigroup DC shall be responsible for any recoupment of funds or sanctions imposed by the federal government to the District that are related to Provider’s and/or Subcontractor’s non-compliance of any part of the Contract.
9)
Corrective Action Plans:
i.
DHCF shall require the Amerigroup DC to develop a CAP for any case of non-compliance or poor performance under the Contract, including, but not limited to instances where DHCF believes the Subcontractor’s quality improvement efforts are inadequate, or for improving performance in areas that DHCF identifies as weaknesses in Subcontractor’s performance. Amerigroup DC shall submit a CAP for approval within ten (10) Business days of DHCF’s request.

Amerigroup DC Responsibilities

A.
General Subcontract Requirements
1)
The requirements of 42 C.F.R. §438.230, as amended, and 42 CFR §438.214, as amended, shall apply the Agreement between Amerigroup DC and Subcontractor.

2)
Amerigroup DC shall maintain ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of its contract with the District.

3)
Amerigroup DC shall ensure that all activities carried out by Subcontractor conform to the provisions of the Contract with the District and be clearly specified in the subcontract:

4)
Subcontractor shall look solely to Amerigroup DC for payment for services rendered.
i.
The terms of the Subcontract involving the provision or administration of medical services shall be subject to DHCF approval via the CO prior to implementation or application.
ii.
It is the responsibility of Amerigroup DC to ensure Subcontractor is capable of meeting the reporting requirements under the Contract and, if Subcontractor cannot, Amerigroup DC is not relieved of the reporting requirements.

B.
Marketing, Outreach, Health Education and Promotion
1)
Subcontractor shall obtain approval from Amerigroup DC and DHCF prior to the production and distribution of any marketing, outreach, health education, and promotion materials.

2)
Subcontractor shall respond with sensitivity to the needs and preferences of culturally and linguistically diverse beneficiaries. In order to ensure that all beneficiaries are treated in a culturally and linguistically appropriate manner, Subcontractor shall develop, maintain and ensure compliance with policies and procedures:
i.
Subcontractor shall ensure that its policies and procedures incorporate any laws, regulations, and guidance about cultural competency and language access issued by the Government of the District and the U.S. Department of Health and Human Services. These requirements include but are not limited to:
1.
Title VI of the Civil Rights Act of 1964 and the implementing regulations; and
2.
Language Access Act of 2004 (Attachment J.16) and the implementing regulations.

ii.
In accordance with the D.C. Language Access Act of 2004, the Subcontractor shall print and provide written materials and vital documents, including applications, notices, forms, agreements, and outreach material that Amerigroup DC publishes or distributes to inform beneficiaries about their rights or eligibility requirements for benefits, services, or participation in the District’s programs, in prevalent non-English languages designated by DHCF.
1.
Subcontractor shall comply with any applicable guidance issued by the District Office of Human Rights, the District agency responsible for enforcing the Language Access Act of 2004.
2.
When printing and distributing written materials, Subcontractor shall comply with the Guidance to Federal Financial Assistances Beneficiaries Regarding Title VI Prohibition Against National Origin Discrimination Affecting Limited English Proficient Persons published by the U.S. Department of Health and Human Services, Office for Civil Rights
3.
Subcontractor shall ensure that vital documents and written materials provided to beneficiaries meet alternative format standards necessary to conform with § 504 of the Rehabilitative Act of 1973 and the American with Disabilities Act.

3)
Subcontractor shall provide Amerigroup DC and DHCF a quarterly report detailing the usage of language assistive services. The report shall, at a minimum, include the name, Medicaid number, date of birth, and the primary language spoken by each beneficiary accessing language assistive services.

C.
Auditing & Monitoring

1)
DHCF, its designee, EQRO and the Amerigroup DC may perform reviews and audits to ensure that the Provider and Subcontractor are in compliance with the requirements set forth in this Contract. The reviews and audits may include, but are not limited to the following: Desk top; on-site visits; staff and Enrollee interviews; medical record reviews (paper or electronic); claims payment systems; care/case management software systems; customer relations system; review of CQI policies and procedures; reports; committee activities; credentialing and re-credentialing activities; denials; /Grievance and appeals activities; corrective action and follow-up plans; peer-review process; review of survey results; and staff and Provider qualifications.

2)
The DHCF, OCP, or any authorized representative of the District of Columbia, the U.S. Department of Health and Human Services (DHHS), the City Auditor, the U.S. Government Accountability Office (GAO), or their authorized representatives shall, at all reasonable times, have the right to enter Amerigroup DC’s premises or such other places where duties under the Contract are being performed to inspect, monitor, or otherwise evaluate (including periodic systems testing) the work being performed. Subcontractors and all independent contractors shall provide reasonable access to all facilities. All inspections and evaluations shall be performed in such a manner as shall not unduly delay work.

3)
Access to Subcontractor Financial Information, DHCF, its contractors or their Agents, the District of Columbia, OCP, DHHS, GAO, CMS, and the City Auditor shall have direct access upon request to Amerigroup DC’s:
i.
Claims Information;
ii.
Encounter Information;
iii.
Financial Records;
iv.
CQI Information;
v.
Provider Files; and
vi.
Enrollee records.
4)
Financial Statements
i.
Subcontractors, as applicable, shall submit financial statements in compliance with the National Association of Insurance Commissioners (NAIC) guidelines audited by an independent certified public accountant to Amerigroup DC, DISB and the CA within one hundred twenty (120) days of the close of Amerigroup DC’s fiscal year. The financial statements shall clearly show both total expenses and revenues and the expenses and revenues attributable to DCHFP Enrollees and separately, to Alliance Enrollees, including all direct medical expenses and administrative costs charged to Amerigroup DC.

ii.
In accordance with 42 C.F.R. § 438.6(g), upon the District’s written request, Amerigroup DC shall permit and assist the federal government, its agents or the District, in the inspection and audit of any financial records of Subcontractor or its independent contractors.

D.
Fraud, Waste, and Abuse Provisions and Protections
1)
Subcontractor shall comply with all District and federal laws and regulations relating to fraud, abuse, and waste in health care benefits programs including, specifically, the Medicaid program. Subcontractor shall cooperate and assist the District and any state or federal agency charged with the duty of identifying, investigating, or prosecuting suspected fraud, abuse or waste. Subcontractor shall provide originals and/or copies (at no charge) of all records and information requested. Subcontractor shall permit Amerigroup DC, DHCF, its Office of Program Integrity and/or its authorized agent(s), the U.S. Department of Health and Human Services, Office of Inspector General, CMS, Federal Bureau of Investigation, and the District’s Medicaid Fraud Control Unit reasonable access to its records, facilities and personnel, including contractors and independent contractors, if applicable. Such access shall take place no later than five (5) days from the request unless Amerigroup DC can demonstrate good cause for extending this timeframe.

2)
The Subcontractor and Providers, whether contract or non-contract, shall, upon request and as required by this Contract or District and/or federal law, make available to the District’s MFCU, Division of Program Integrity, and Department of Human Services/ Economic Security Administration any and all administrative, financial and medical records relating to the delivery of items or services for which Medicaid or Alliance monies are expended. Such records will be made available at no cost to the requesting agency. In addition, the District’s MFCU, Division of Program Integrity, and Department of Human Services/ ESA shall, as required by this Contract or state and/or federal law, be allowed access to the place of business and to all Medicaid, Alliance or ICP records of any contractor, independent contractor or provider, whether contract or non-contract, during normal business hours, except under special circumstances when after hour admission shall be allowed. Special circumstances shall be determined by the District’s MFCU, Division of Program Integrity, and Department of Human Services/ Economic Security Administration.

3)
Prohibiting Affiliations with Individuals Debarred by Federal Agencies
i.
In accordance with the Social Security Act § 1932(d) (1) and 42 C.F.R. § 438.610, Subcontractor shall not knowingly have a relationship with an individual or affiliate of an individual (as defined in the Federal Acquisition Regulation) who is debarred, suspended or otherwise excluded from participating in a health care benefit program or from participating in non-procurement activities under the guidelines implementing Executive Order No. 12549. This prohibition applies to:
1.
A Director, Officer, or Partner of Contractor;
2.
A person with beneficial ownership of five percent (5%) or more of Amerigroup DC;
3.
A person with an employment, consulting, or other arrangement with Subcontractor for the provision of items and services that are significant and material to Subcontractor’s obligations under the Contract; and
4.
Any Provider providing services to Enrollees.

ii.
Amerigroup DC shall notify the Division of Program Integrity within three (3) days of the time it receives notice that action is being taken against Amerigroup DC or any person defined in C.11.12.2.1 above or under the provisions of § 1128(a) or (b) of the Social Security Act (42 U.S.C. § 1320a- 7) or any independent contractor which could result in exclusion, debarment, or suspension of Subcontractor or an independent contractor from the Medicaid program, or any program listed in Executive Order 12549.

4)
Fraud, Abuse, and Waste Compliance Program
i.
In accordance with 42 C.F.R. §§ 456.3, 456.4, 456.23,and 42 C.F.R. § 438.608(a), Subcontractor shall have a Compliance Program that includes administrative and management arrangements or procedures, including a mandatory Compliance Plan, designed to guard against fraud, abuse, and waste.

ii.
Subcontractor’s Compliance Program and fraud, abuse, and waste prevention policies must comply with 42 C.F.R. § 438.610 and all relevant District and Federal laws, regulations, policies, procedures, and guidance (including CMS’ Guidelines for Constructing a Compliance Program for Medicaid Managed Care Organizations and Prepaid Health Plans) issued by DHCF, HHS, CMS, and the Office of Inspector General, including updates and amendments to these documents.

5)
Reporting of Fraud, Waste and Abuse
i.
In accordance with 42 C.F.R. §§ 455.1(a)(1) and 455.17, Subcontractor shall be responsible for promptly reporting suspected fraud, waste, abuse, or violation of the terms of the Contract, within five (5) Business days of discovery, taking prompt corrective actions and cooperating with DHCF in its investigation of the matter(s). Additionally, Amerigroup DC shall promptly report to the Office of Program Integrity if it discovers that any of its Providers has been excluded, suspended, or debarred from any District, state, or federal health care benefit program within three (3) Business days.

ii.
Subcontractor shall report confirmed violations to Amerigroup DC and DHCF within twenty-four (24) hours of the violation being confirmed.

iii.
Subcontractor’s failure to report potential or suspected fraud, abuse, or waste may result in sanctions and penalties as described in section G, including but not limited to cancellation of the Contract.

iv.
Subcontractor shall provide reports using forms or formats identified by Amerigroup DC and DHCF’s Division of Program Integrity, or such other forms as may be deemed satisfactory by the agency to which the report is made under the terms of this Contract. Amerigroup DC shall provide periodic reports summarizing required reporting for identified time periods when directed by the Division of Program Integrity.

E.
Covered Services
1)
Provider and/or Subcontractor, as applicable, shall furnish all, but not limited to the services listed in the Medicaid Enrollee Covered Services Table (Table A) to the extent the services meet the District’s medical necessity requirements as defined in C.5.22.5.

2)
Provider and/or Subcontractor, as applicable, shall furnish Medically Necessary Case Management services as defined in 42 U.S.C. §396d (a) (19).

3)
Providers and/or Subcontractors, as applicable, shall have in place written guidelines and procedures to ensure Enrollees are provided Covered Services without regard to race, color, gender, creed, religion, age, national origin, ancestry, marital status, sexual orientation, political affiliation, personal appearance, or physical or mental disability. In addition, Amerigroup DC shall require that all Network Providers are in compliance with the requirements of the Americans with Disabilities Act (ADA), 42 U.S.C. §§ 12101 et seq., § 504 of the Rehabilitation Act of 1974, 29 U.S.C. § 794 and other requirements set forth in section H.7.

4)
Amerigroup DC shall develop and maintain a Provider network which is sufficient to provide timely access to the full range of Covered Services to Enrollees including physical, behavioral, and other specialty services and all other services required under this Contract.

5)
Amerigroup DC shall ensure Covered Services are reasonably accessible in terms of location and hours of operation. Subcontractor and Providers, as applicable, shall have available non-emergent after-hours physician or primary care services within its network when Medically Necessary. There shall be sufficient personnel for the provision of Covered Services, including emergency medical care on a 24-hour-a-day, seven-days-a-week basis.

6)
The Provider Network shall be comprised of appropriately credentialed, licensed, or otherwise qualified Providers to meet the requirements of this Contract. Amerigroup DC shall execute written contracts with all Providers that include, at a minimum, all applicable provisions required by this Contract.

7)
Providers and/or Subcontractors, as applicable, failure to comply with Provider Network and Access requirements in this section will result in Amerigroup DC being required to develop and implement a corrective action plan (CAP) to remedy the failure. In addition, DHCF may impose sanctions on Amerigroup DC in response to Provider network and access violations. The sanctions may include but are not limited to issuing monetary penalties, including the explicit penalties referenced in this section, temporarily suspending auto-assignment of new Beneficiaries into the Amerigroup DC, closing a PCP to new enrollments and imposing intermediate sanctions in accordance with section G.6.2.8 of the Contract.

8)
Providers and/or Subcontractors, as applicable, shall comply with federal standards governing the adequacy of capacity and services found at 42 C.F.R. §§ 438.206-438.210. Amerigroup DC shall have the capacity to serve Enrollees.

9)
Amerigroup DC shall pay all claims for properly accessed and authorized (if necessary) Medicaid, Alliance and ICP services provided to Enrollees on dates of service when they assigned to Amerigroup DC unless the services are excluded under the applicable Program.
i.
Providers and/or Subcontractors, as applicable, shall have written policies and procedures for processing claims submitted for payment from any source and shall monitor its compliance with these procedures.

F.
Grievances and Appeals
1)
Providers and/or Subcontractors, as applicable, shall have in place an internal Grievance and Appeal System that complies with relevant §s of the Social Security Act, 42 USC § 1396a, 42 C.F.R. §§ 438.400 - 438.424, as well as D.C. Code § 44-301.06. Providers and/or Subcontractors Grievance and Appeal system shall include a Grievance process, an appeal process and access to the District’s process for administrative Fair Hearings. To the extent that the applicable federal and District laws grant Amerigroup DC discretion to make certain decisions pertaining to the design of its Grievance and Appeal process, Amerigroup DC’s decisions are subject to the approval of DHCF prior to implementation.

2)
These policies and procedures shall be administered according to the requirements of 42 C.F.R. §§ 438.400 - 438.424 and any other applicable federal or District laws and DHCF guidance.

3)
Providers and/or Subcontractors, as applicable, shall maintain a record keeping and tracking system to document all Adverse Benefit Determinations, Appeals, and Grievances, that shall be fully available to DHCF along with any underlying documentation. The log shall not contain any information other than that related to Adverse Benefit Determinations, Appeals and Grievances as these terms are defined herein.

4)
An Enrollee or authorized representative may file an appeal with the Amerigroup DC, either orally or in writing, within 60 calendar days from the date of the notice of adverse benefit determination.

5)
Amerigroup DC shall resolve standard Appeals not later than thirty (30) calendar days after receipt of the Appeal, whether the Appeal is oral or written.

G.
Hold Harmless

1)
Subcontractor shall hold harmless Amerigroup DC, District government, DHCF and the beneficiaries against any loss, damage, expense and liability of any kind that arises from any action of the organization or its independent contractors in the performance of the Contract.

2)
In accordance with 42 C.F.R. § 438.116(a), Amerigroup DC shall ensure through its contracts, subcontracts and in any other appropriate manner that neither Enrollees nor the District are held liable for Subcontractor’s debt’s in the event of Subcontractor’s insolvency.

3)
Enrollees Held Harmless
i.
Enrollees shall not be held liable for any of the following provisions consistent with 42 C.F.R. §§ 438.106 and 438.116:
1.
Subcontractor’s debts, in case of insolvency;
2.
Covered Services under the Contract provided to the Enrollee for which DHCF did not pay Amerigroup DC;
3.
Covered Services provided to the Enrollee for which DHCF or Amerigroup DC does not pay the Provider due to contractual, referral or other arrangement; or
4.
Payments for Covered Services furnished under a Contract, referral, or other arrangement, to the extent that those payments are in excess of the amount that the Enrollee would owe if Amerigroup DC provided the services directly.
H.
Conflict of Interest
1)
In accordance with 45 C.F.R. § 74, no employee, officer, or agent of Subcontractor shall participate in the administration of the Contract if a real or apparent conflict of interest would be involved.

2)
Subcontractor represents and covenants that it presently has no interest and shall not acquire any interest, direct or indirect, which would conflict in any manner or degree with the performance of its services hereunder. Subcontractor further covenants that, in the performance of the Contract, no person having any such known interests shall be employed.

I.
Additional Provisions
1)
Subcontractor is subject to all of the requirements to which Amerigroup DC is subject under its Contract with the DHCF and pursuant to the DHCF's regulations.

2)
Subcontractor shall provide specialized voice services, including, but not limited to, an application that enables delivery of personalized and interactive telephone calls to individuals.

3)
Subcontractor shall release to Amerigroup DC and to the DHCF, upon request, of any information necessary for Amerigroup DC to perform any of its contractual and regulatory obligations under its contract with the DHCF, including, but not limited to, its records, reporting, and quality assurance duties.

4)
Subcontractor's facilities and records shall be open to inspection by Amerigroup DC, the DHCF, and other government agencies, and Subcontractor is subject to all audits and inspections to the same extent that audits and inspections may be required of Amerigroup DC under law or under its contract with the DHCF.

5)
Copies of Subcontractor's medical records pertaining to Amerigroup DC's enrollees, if any, shall be furnished to Amerigroup DC upon request for transfer to a subsequent provider in the event of a termination of the Subcontract.

6)
No termination of the Subcontract shall be effective without prior written notice to the DHCF.

7)
Subcontractor agrees that it will look solely to Amerigroup DC for compensation for covered services provided to the Amerigroup DC's enrollees under the Subcontract.

8)
Evidence of Subcontractor's professional liability coverage shall be submitted annually to the Amerigroup DC.

9)
No assignment of the subcontract by Subcontractor is effective without prior written notice to the DHCF.

10)
During the performance of the subcontract, Subcontractor and any of its independent contractors shall comply with section 504 of the Rehabilitation Act of l973, as amended. This Act prohibits discrimination against disabled people in federally funded programs and activities. See 29 U.S.C. §§ 794 et seq.

11)
During the performance of the subcontract, the Subcontractor and any of its independent contractors shall comply with the ADA. The ADA makes it unlawful to discriminate in employment against a qualified individual with a disability. See 42 U.S.C. §§ 12101 et seq.

CBE SUBCONTRACTING REQUIREMENTS

A.
Each CBE utilized to meet these subcontracting requirements shall perform at least 35% of its contracting effort with its own organization and resources.

B.
Subcontract Submission

Each subcontracting submission to Agency shall include the following:

1)
The name and address of each subcontractor;
2)
A current certification number of the small or certified business enterprise;
3)
The scope of work to be performed by each subcontractor; and
4)
The price that the prime contractor will pay each subcontractor.

C.
Copies of Subcontracts

Within twenty-one (21) days of the date of award, the Contractor shall provide fully executed copies of all subcontracts identified in the subcontracting plan to the CO, CA, District of Columbia Auditor and the Director of DSLBD.

D.
SPECIAL PROVISIONS RELATED TO COVID-19

1)
Contractors who provide goods or perform services in person in District of Columbia facilities or worksites (“On-site Contractors”) shall ensure that each of their employees, agents, subcontractors, and supervised volunteers have been either (i) fully vaccinated against COVID-19 (as defined herein) or (ii) have been granted one of the exemptions identified below, are undergoing weekly COVID-19 testing, and only reporting to the District workplace when such test result is negative.

2)
Except as provided in B.4.3, On-site Contractors may grant to their employees, agents, subcontractors, and supervised volunteers the following exemptions from vaccination against COVID-19:

i.
Persons who object in good faith and in writing that the person’s vaccination would violate their sincerely held religious beliefs and the granting of the religious exemption would not impose an undue burden consistent with federal law;

ii.
Persons who have obtained and submitted written certification from a physician or other licensed health professional who may order an immunization, that being fully vaccinated is medically inadvisable as a result of the person’s medical condition. If such condition is temporary, a medical exemption may only be granted until the date on which taking the vaccine would no longer be medically inadvisable; or

iii.
Persons who agree to be tested weekly for COVID-19 and provide a negative COVID-19 test result on a weekly basis.

3)
On-site Contractors may only grant to their employees, agents, subcontractors, and supervised volunteers who work in (i) a public, public charter, independent, private, or parochial school in the District, or (ii) a child care facility regulated by the Office of the State Superintendent of Education, the exemptions described in B.4.2(a) and (b), and shall not grant those persons the exemption described in B.4.2(c).
4)
On-site Contractors shall require their employees, agents, subcontractors, and supervised volunteers who have received one of the exemptions under B.4.2 to wear a mask in the District facility or workplace and to provide the On-site Contractor with a negative COVID-19 test result on a weekly basis in order to report to work at the District facility or workplace.

5)
The District may request a certification of compliance with this provision, proof of vaccination status, exemption documentation, and/or COVID-19 test results from On-site Contractors.

6)
An On-site Contractor may impose stricter masking, vaccination, or testing requirements on their employees, agents, subcontractors, and supervised volunteers.

7)
For purposes of this provision, “fully vaccinated” means a person has received all vaccines and boosters recommended by the CDC.

8)
The Contractor is required to comply with City Administrator’s Order 2022-3, Mask Requirements Inside Certain District Government Buildings and Offices, dated April 14, 2022, and all substantially similar mask requirements including any modifications to the Order, unless and until they are rescinded.

EXHIBIT E-29

West Virginia State-Specific Requirements - Subcontractors

As a subcontractor under the contract (hereafter referred to as the (“Medicaid/WVCHIP Contract”) between UNICARE Health Plan of West Virginia, Inc. (hereafter referred to as the “Contractor”) and the State of West Virginia Department of Health and Human Resources Bureau for Medical Services (“BMS”) and West Virginia Children’s Health Insurance Program (“CHIP”) for the provision of risk-based comprehensive health services to enrollees in the West Virginia Mountain Health Trust program or any other similar program (“Medicaid Managed Care Program”) administered by BMS (hereafter referred to as “Members”, “Covered Individuals”, or “Covered Population“), the Subcontractor agrees to abide by all applicable provisions of the terms of the Medicaid/WVCHIP Contract, including but not limited to the following.

1.
The Contractor shall enter into a Subcontract agreement to fulfill the requirements of this Contract. Subcontracts must comply with the requirements of 42 CFR §434.6 and 42 CFR §438.230. The MCO must notify the subcontractor at the time they enter into the contract of members grievance, appeal, and fair hearing procedures and timeframes.

2.
The subcontract may not terminate legal liability of the Contractor under this contract including, but not limited to, Section 6 of this Contract. No terms of this Agreement are valid which terminate legal liability of the Contractor in the Medicaid/WVCHIP Contract to assure that all activities under the Medicaid/WVCHIP Contract are carried out.

3.
The Subcontractor agrees to participate in and contribute required data to Contractor’s quality improvement and other assurance programs as required in the Medicaid/WVCHIP Contract.

4.
The Subcontractor agrees to abide by the terms of the Medicaid/WVCHIP Contract for the timely provision of emergency and urgent care. Where applicable, the Subcontractor agrees to follow those procedures for handling urgent and emergency care cases stipulated in any required hospital/emergency department Memorandums of Understanding or other written agreements signed by the Contractor in accordance with the Medicaid/WVCHIP Contract.

5.
The Subcontractor agrees to submit Contractor utilization data in the format specified by the Contractor, so the Contractor can meet BMS/CHIP specifications required by Medicaid/WVCHIP Contract.

6.
The Subcontractor agrees to comply with all non-discrimination requirements in Medicaid/WVCHIP Contract. The Subcontractor certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. The Subcontractor agrees that a breach of this certification is a violation of Equal Opportunity in Federal employment. In addition, the Subcontractor must comply with the Federal Executive Order 11246 entitled "Equal Employment Opportunity" as amended by Executive Order 11375 and as supplemented in the United States Department of Labor Regulations (41 CFR Part 30). As used in this certification, the term "segregated facilities" includes any waiting rooms, restaurants and other eating areas, parking lots, drinking fountain, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated on the basis of race, color, religion, or national origin, because of habit, local custom, national origin, or otherwise.

7.
The subcontractor agrees that:
a.
The State, CMS, the HHS Inspector General, the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the subcontractor, or of the subcontractor's contractor, that pertain to any aspect of services and activities performed, or determination of amounts payable under Contractor’s contract with the State.
b.
The subcontractor will make available, for purposes of an audit, evaluation, or inspection under paragraph (c)(3)(i) of this section, its premises, physical facilities, equipment, books, records, contracts, computer or other electronic systems relating to its Medicaid/CHIP enrollees.
c.
The right to audit under paragraph (c)(3)(i) of this section will exist through 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later.
d.
If the State, CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit the subcontractor at any time.
e.
Any subcontractor responsible for coverage of services and payment of claims, must include a Regulatory Compliance Committee (RCC) on the Board of Directors and at the senior management level. The committee shall be responsible for overseeing the organization's compliance program and its compliance with the requirements under the contract.
f.
The subcontractor, to the extent that the subcontractor is delegated responsibility by Contractor for coverage of services and payment of claims under the contract between the State and Contractor, is required to implement and maintain a compliance program. The subcontractors must have in place internal controls, policies, and procedures to prevent and detect fraud and abuse (FWA). The subcontractor must have a formal Medicaid/CHIP compliance plan with clear goals, assignments, measurements, and milestones.

8.
The Subcontractor, for purposes of audit, must provide the Contractor, State of West Virginia, the Secretary of the U.S. Department of Health and Human Services, the OIG, the Comptroller General and his/her designees, and any other legally authorized governmental entity or their authorized agents access to all materials and information pertinent to the services provided under this Contract, at any time, until the expiration of 10 (ten) years from the completion date of this Contract as extended or from the date of completion of any audit, whichever is later. The Subcontractor agrees to comply with the provisions of Section 1861 (v)(1)(I) of the Social Security Act, as amended, governing the maintenance of documentation to verify the cost of services rendered under this Contract. The Subcontractor agrees that authorized State representatives including, but not limited to, Department personnel, the State Auditor, and other State and/or any applicable Federal agencies providing funds will have access to and the right to examine the items listed above during the Contract period and during the ten year post Contract period, or until final resolution of all pending audit questions and litigation. During the Contract period, access to these items will be provided to the Contractor, BMS/CHIP or its designee at all reasonable times. This may require the identification and collection of data for use by medical audit personnel. During the ten year post Contract period, delivery of and access to the listed items will be at no cost to the Contractor or State.
a.
Subcontractor must provide reasonable facilities and assistance for the safety and convenience of the persons performing inspections. BMS/CHIP and authorized agents will request access in writing, except in case of suspected fraud and abuse. All inspection, monitoring, and evaluation must be performed in such a manner as not to unduly interfere with the work being performed under this contract.
b.
In the event that right of access is requested, Subcontractor must, upon request, provide and make available staff to assist in the audit or inspection effort, and provide adequate space on the premises to reasonably accommodate the state or federal representatives conducting effort.
c.
The subcontractor must maintain books and records relating to West Virginia’s Medicaid managed care program services and expenditures, including reports to BMS/CHIP and source information used in report preparation. These reports include but are not limited to financial statements, records relating to quality of care, and medical records. Subcontractors must provide, at no cost to BMS/CHIP or a designee, prompt, reasonable, and adequate access to any records, books, documents, papers, and files related to performance under the contract. The subcontractor agrees to permit inspection of records, which will be conducted in accordance with federal and state laws and regulations regarding confidentiality. The subcontractor is required to submit information to BMS/CHIP in a manner that maintains the confidentiality of involved parties. The subcontractor must comply with the record retention requirements of Title 45, Sections 74.21 through 74.23 (45 CFR 74.21 through 74.23). Such records, with the exception of medical records and member and provider quality assurance and quality improvement records when confidentiality is protected by law, are the property of BMS/CHIP.

9.
All financial and programmatic records, supporting documents, files, statistical records, and other records of enrollees, which are required to be maintained by the terms of this Contract, must be retained for at least 10 (ten) years from the date of expiration or until any on-going audits have been settled, if longer. If any litigation, claim, negotiation, audit, or other action involving the records has been started before the expiration of the ten year period, the records must be retained until completion of the action and resolution of all issues which arise from it, or until the end of the regular ten year period, whichever is later. The Subcontractor agrees to retain the source records for its data reports for a minimum of 10 (ten) years, and must have written policies and procedures for storing this information. The record retention policy is for all documentation, including but not limited to, enrollee grievance and appeal records in 42 CFR 438.416, base data in 42 CFR 438.5(c), MLR reports in 42 CFR 438.8(k), and the data, information and documentation specified in 42 CFR 438.604, 438.606, 438.608, and 438.610. The State, CMS, the OIG, the Comptroller General and their designees have the right to audit records or documentations of the MCO for the ten (10) year period from the final date of the contract period or from the completion of any audit, whichever is later.

10.
The subcontract must maintain an appropriate record system for services to enrolled recipients. The Subcontractor agrees to the requirements for maintenance and transfer of medical records stipulated in Medicaid/WVCHIP Contract. Subcontractor agrees to make medical records available to Members and their authorized representatives within ten (10) working days of the record request.

11.
The Subcontractor agrees that all information that is obtained through performance under this contract, including, but not limited to, information relating to applicants or recipients of BMS/CHIP programs, is confidential to the extent that confidential treatment is provided under state and federal law, rules, and regulations. The Subcontractor further agrees to ensure confidentiality of family planning services in accordance with Medicaid/WVCHIP Contract, except to the extent required by law, including but not limited to, the West Virginia Freedom of Information Act.

12.
The Subcontractor agrees not to create barriers to access to care by imposing requirements that are inconsistent with the provision of Medically Necessary and covered Medicaid/CHIP services.

13.
The Subcontractor agrees to inform its providers, agents, and subcontractors of referral, preauthorization or other approval requirements applicable to the Medicaid Managed Care Program and to ensure compliance with such requirements. Additionally, the Subcontractor agrees to hold any Member harmless for charges for any service covered under the Medicaid/WVCHIP Contract. This includes those circumstances where the provider fails to obtain necessary referrals, preauthorizations, or fails to perform other required administrative functions.

14.
Contractor must include provisions against the risk of insolvency and assure that neither enrollees nor BMS/CHIP are held liable for debts in the event of Contractor’s insolvency or the insolvency of any subcontractors. The Subcontractor agrees not to bill a Member or BMS/CHIP for Medically Necessary services covered under the Medicaid/WVCHIP Contract and provided during the Member’s period of Contractor enrollment. This provision shall continue to be in effect even if the Contractor becomes insolvent. However, if a Member agrees in writing in advance of receiving the service to pay for a non-Medicaid/CHIP covered service, then the Contractor, or Contractor’s agents or subcontractors may bill the Member. In the event that the Subcontractor enters into one or more subcontracts, the Subcontractor will ensure that each such subcontractor agrees not to bill a Member or BMS/CHIP for Medically Necessary services covered under the Medicaid/WVCHIP Contract and provided during the Member’s period of Contractor enrollment and that this provision shall continue to be in effect even if the Subcontractor becomes insolvent.

15.
The Subcontractor must forward to the Contractor medical records, within ten (10) working days of the Contractor’s request.

16.
If the Subcontractor is a primary care provider, the Subcontractor shall promptly provide or arrange for the provision of all services required under the Participating Provider Agreement. This provision shall continue to be in effect for periods for which payment has been made even if the Subcontractor becomes insolvent until such time as the Member is withdrawn from assignment to the Subcontractor.

17.
If the Subcontractor is a primary care provider, the Subcontractor agrees, except in the case of death or illness, to notify the Contractor at least sixty (60) days in advance of his or her disenrollment from the Medicaid Managed Care Program and agrees to continue care for his or her panel Members for up to thirty (30) days after such notification, until another PCP is chosen or assigned.

18.
The Contractor agrees to use best efforts to pay the Subcontractor within thirty (30) days of the receipt of a claim for covered services rendered to a covered Member unless there is a signed agreement with the Subcontractor that states another timeframe for payment that is acceptable to that Subcontractor.

19.
Notwithstanding any other provision to the contrary, the obligations of West Virginia shall be limited to annual appropriations by its governing body for the purposes of the subcontract.

20.
a. Subcontractor will not discriminate against any employee or applicant for employment because of race, religion, color, sex, national origin, age, disability, or any other basis prohibited by state law relating to discrimination in employment, except when there is a bona fide occupational qualification reasonably necessary to the normal operation of the Subcontractor. The Subcontractor agrees to posting in conspicuous places, available to employees and applicants for employment, notices setting forth the provisions of this nondiscrimination clause.

b.
The Subcontractor, in all solicitations or advertisements for employees placed by or on behalf of the Subcontractor, will state that such Subcontractor is an equal opportunity employer.

c.
Notices, advertisements, and solicitations placed in accordance with federal law, rule or regulation shall be deemed sufficient for the purpose of meeting these requirements.

21.
During the performance of this agreement, the Subcontractor agrees to (i) provide a drug-free workplace for the Subcontractor’s employees; (ii) post in conspicuous places, available to employees and applicants for employment, a statement notifying employees that the unlawful manufacture, sale, distribution, dispensation, possession, or use of a controlled substance or marijuana is prohibited in the Subcontractor’s workplace and specifying the actions that will be taken against employees for violations of such prohibition; and (iii) state in all solicitations or advertisements for employees placed by or on behalf of the Subcontractor that the Subcontractor maintains a drug-free workplace.

22.
The Subcontractor warrants that it is eligible to participate in the Medicaid Managed Care Program. Subcontractor agrees to notify Contractor immediately in writing of any change in Subcontractor’s eligibility for such program. The Subcontractor agrees to indemnify and hold harmless the State of West Virginia, its agencies (including, without limitation, BMS/CHIP), officers, and employees from and against:
a.
Any claims or losses for services rendered by any subcontractor, person or firm performing or supplying services, materials, or supplies in connection with the Subcontractor’s performance of the contract. The activities of the Enrollment broker and the Fiscal Agent do not constitute the Subcontractor’s performance;
b.
Any claims or losses to any person or firm injured or damaged by the erroneous or negligent acts, including without limitation, disregard of Federal or State Medicaid/CHIP statutes or regulations of the Subcontractor, its officers, employees, or subcontractors in the performance of the contract;
c.
Any claims or losses resulting to any person or entity injured or damaged by the Subcontractor, its officers, employees, or subcontractors by the publication, translation, reproduction, delivery, performance, use or disposition of any data used under the contract in a manner not authorized by the contract, or by Federal or State statutes or regulations;
d.
Any failure of the Subcontractor, its officers, employees or subcontractors to observe State and Federal laws, including but not limited to labor and minimum wage laws.

23.
The Subcontractor, its officers, employees, subcontractors, or any other agent of the Subcontractor in performance of this agreement will act in an independent capacity and shall not hold themselves out to be officers or employees of the State of West Virginia or of BMS/CHIP.

24.
The Subcontractor covenants that it, its officers or members, employees or subcontractors shall not acquire any interest, direct or indirect which would conflict or compromise in any manner or degree with the performance of its services under this Agreement.

25.
The Subcontractor shall not pay federally appropriated funds to any person for influencing or attempting to influence an officer or employee of any agency, a member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of the U.S. Congress in connection with the awarding of any federal contract, the making of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. The Subcontractor shall submit to the Department a disclosure form as provided in 45 CFR 93.110 and Appendix B to 45 CFR Part 93, if any funds other than federally appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of the U.S. Congress in connection with this contract.

26.
The Subcontractor shall comply with all applicable federal and state laws, regulations, and written policies, including those pertaining to licensing and including those affecting the rights of enrollees. Work performed under this contract must conform to the federal requirements set forth in Title 45, CFR Part 75 and Title 42, Part 434, including all applicable requirements for subcontracts as required by 42 CFR 434.6 and 42 CFR 438.230. The Subcontractor shall also comply with all applicable federal and state laws, regulations, policies, or reporting requirements needed to comply with the policies and regulations set forth in the Patient Protection and Affordable Care Act (PPACA), P.L. 111-148, enacted on March 23, 2010, and the Health Care and Education Reconciliation Act of 2010 (HCERA), P.L. 111-152, enacted on March 30, 2010, Title VI of the Civil Rights Act of 1964, 45 CFR Part 80, as applicable, 7 CFR Part 7, as applicable, Section 504 of the Rehabilitation Act of 1973, Americans with Disabilities Act of 1990, as amended, Age Discrimination Act of 1975, Title IX of the Education Amendments of 1972, Food Stamp Act of 1977, Executive Order 11246 and 41 CFR Part 60, Executive Order 13279 and 45 CFR Part 87 and 7 CFR Part 16, and the Immigration Reform Control Act of 1986. The Subcontractor shall report to the Contractor and/or BMS/CHIP any data necessary to comply with the program integrity and drug rebate provisions set forth in PPACA and HCERA, including the collection of National Drug Codes (NDC) on physician-administered drugs (e.g., J-code services).

27. The Contractor, the State of West Virginia, CMS, the Office of the Inspector General, and any other legally authorized governmental entity shall monitor the Subcontractor’s performance on an ongoing basis and subject it to formal review according to a periodic schedule established by BMS/CHIP, consistent with industry standards or West Virginia laws and regulations. Additionally, BMS/CHIP, the United States Department of Health and Human Services, the State of West Virginia, CMS, the Office of the Inspector General, the Comptroller General, their designees, and any other legally authorized governmental entity are, in accordance with the terms set forth in this Section, authorized to evaluate through inspection or other means including record/documentation audits, the quality, appropriateness, and timeliness of services performed under the subcontract at any time. When deficiencies or areas for improvement are identified, the Contractor and the Subcontractor must take corrective action. The activities and report responsibilities delegated to the Subcontractor may be revoked in whole or in part or other sanctions may be invoked if the Subcontractor does not satisfy standards set forth herein or take the corrective action set forth herein. The Subcontractor must agree to comply with a monitoring plan developed by Contractor.

28. As a subcontractor to the Contractor under its contract with BMS/CHIP, the Subcontractor further agrees as follows:

a. The Subcontractor agrees that the following are ineligible physicians/groups/providers:

i.
Entities convicted of a criminal offense related to delivery of Title XVIII, Title XIX, or Title XXI services.
ii.
Entities convicted of payment abuse.
iii.
Entities convicted of fraud or other financial misconduct.
iv.
Entities convicted of obstructing an investigation.
v.
Entities convicted of offenses relating to controlled substances.
vi.
Entities terminated from the Title XIX Program.
vii.
Entities terminated from the Title XXI Program.
viii.
Entities that meet the following criteria:

1. An individual/entity that is debarred, suspended, or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or from participating in non-procurement activities under regulations issued under Executive Order No.12549 or under guidelines implementing Executive Order No. 12549.

2. An individual/entity that is an affiliate, as defined in the Federal Acquisition Regulation, of an individual/entity that meets the requirements of subsection a.viii.A above.

The affiliate relationship is described as follows:

• A director, officer, or partner of the individual/entity

• A person with beneficial ownership of five percent or more of the individual’s/entity’s equity.

• A person with an employment, consulting or other arrangement with the Subcontractor who performs any part of Subcontractor’s obligations under its contract with Contractor.

Please refer to the Federal Debarment List located at: www.sam.gov or for a listing of federally debarred and suspended individuals/entities and the Federal List of Excluded Individuals/ Entities (LEIE) database, available at http://www.oig.hhs.gov/fraud/exclusions/exclusions_list.asp.

b.
The Subcontractor certifies that neither it nor its principals nor any of its subcontractors are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from entering into this Attachment by any Federal agency or by any department, agency or political subdivision of the State. For purposes of this Attachment, “principal” means an officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or a person who has a critical influence or substantive control over Subcontractor’s operations.
c.
The Subcontractor agrees to comply with requirements set forth in 42 CFR 455.100 through 455.106 (regarding disclosure by subcontractors of ownership and control information and disclosure of information on a subcontractor’s owners' and other persons' conviction of criminal offenses against Medicare, Medicaid/CHIP, or Title XX services program) and will agree to provide required disclosures at the time of initial contract, upon contract renewal, and/or upon request by the Contractor. The Subcontractor further agrees to notify the Contractor within 14 days of any changes to the required disclosures except that the Subcontractor shall notify Contractor immediately after it receives notice of any such convictions, deferred adjudications and all types of pretrial diversion programs as set forth in 42 CFR 455.106.

29.
All subcontracts must be in writing and the Subcontractor shall assure that all subcontracts shall comply with the provisions of the Medicaid/WVCHIP Contract, and shall include any general requirements of the Medicaid/WVCHIP Contract that are appropriate to the service or activity identified. The subcontract shall specify the activities and report responsibilities delegated to the subcontractor and provide for revoking said delegation or imposing other sanctions if the subcontractor’s performance is inadequate. The subcontract shall ensure that Contractor is held accountable and liable for any functions and responsibilities that it delegates to any subcontractor.

30.
The Subcontractor shall comply with and shall ensure that its subcontractors comply with the Health Insurance Portability and Accountability Act of 1996 (HIPAA) (Public Law 104-191), and the Health Information Technology for Economic and Clinical Health Act (HITECH Act) at 42 U.S.C. 17931 et. seq. The Subcontractor and its subcontractors must treat all information that is obtained through the performance of the services included in this Agreement as confidential information to the extent that confidential treatment is provided under state and federal laws, rules, and regulations. This includes, but is not limited to, information relating to applicants or recipients of BMS/CHIP programs. The Subcontractor and its subcontractors shall not use any such information obtained except as necessary to the proper discharge of the Subcontractor’s and/or its subcontractor’s obligations and securing of the Subcontractor’s rights hereunder or the subcontractor’s rights under any subcontract with Subcontractor. Notwithstanding anything stated to the contrary in the Business Associate Agreement by and between UniCare and Subcontractor, Subcontractor agrees to the following notification requirements in the event of a breach of PHI:

i. Notification of Breach. The Subcontractor shall notify the Agency and, unless otherwise directed by the Agency in writing, the WV Office of Technology, immediately by e-mail or web form upon the discovery of any Breach of unsecured PHI; or within 24 hours by e-mail or web form of any suspected Security Incident, intrusion or unauthorized use or disclosure of PHI in violation of this Agreement, or potential loss of confidential data affecting this Agreement. Notification shall be provided to the Agency Procurement Officer at www.state.wv.us/admin/purchase/vrc/agencyli.htm and, unless otherwise directed by the Agency in writing, the Office of Technology at incident@wv.gov or https://apps.wv.gov/ot/ir/Default.aspx.

ii. The Subcontractor shall immediately investigate such Security Incident, Breach, or unauthorized use or disclosure of PHI or confidential data. Within 72 hours of the discovery, the Subcontractor shall notify the Agency Procurement Officer, and, unless otherwise directed by the Agency in writing, the Office of Technology of: (a) Date of discovery; (b) What data elements were involved and the extent of the data involved in the Breach; (c) A description of the unauthorized persons known or reasonably believed to have improperly used or disclosed PHI or confidential data; (d) A description of where the PHI or confidential data is believed to have been improperly transmitted, sent, or utilized; {e) A description of the probable causes of the improper use or disclosure; and (f) Whether any federal or state laws requiring individual notifications of Breaches are triggered.

iii. The Agency will coordinate with Subcontractor to determine additional specific actions that will be required of the Subcontractor for mitigation of the Breach, which may include notification to the individual or other authorities. All associated costs shall be borne by the

Subcontractor. This may include, but not be limited to costs associated with notifying affected individuals.

iv. If the Subcontractor enters into a subcontract relating to the Agreement where the its agent receives PHI as described herein, all such subcontracts or downstream agreements shall contain the same incident notification requirements as contained herein, with reporting directly to the Agency Procurement Officer. Failure to include such requirement in any subcontract or agreement may result in the Agency's termination of the Agreement.

31.
The Contractor must prohibit the subcontractor from engaging in direct marketing to enrollees that is designed to increase enrollment in a particular health plan, if applicable. The Subcontractor and its subcontractors shall comply with 42 CFR 438.104 and are prohibited from engaging in direct marketing to enrollees that is designed to increase enrollment in a particular managed care organization. The prohibition does not constrain the Subcontractor from engaging in permissible marketing activities consistent with broad outreach objectives.

32.
The Subcontractor may not interfere with or place any liens upon the State’s right or the Contractor’s right, acting as the State’s agent, to recovery from third party resources.

33.
The Subcontractor shall comply with 42 CFR 422.128 and West Virginia Health Care Decisions Act relating to advance directives.

34.
Neither the Subcontractor nor its subcontractors may collect copayments from Members for missed appointments.

35.
If the Subcontractor provides the services of physicians to Members, each such physician’s minimum policy limits for professional liability insurance shall be equal to $1,000,000 per occurrence and $3,000,000 in the aggregate. Physicians will maintain adequate malpractice insurance with minimum coverage requirements of $1 million per individual episode and $1 million in the aggregate.

36.
If the Subcontractor provides services of emergency services providers to Members, the emergency services provider shall educate Members on the amount of his or her copayment for non-emergency services provided in the emergency department prior to providing non-emergency services. The emergency services provider must be required to provide a Member with the name and location of an available and accessible alternative non-emergency services provider.

37.
The Subcontractor must report to the Contractor all provider-preventable conditions associated with Covered Services provided to Members.

38.
If the Subcontractor receives annual Medicaid/CHIP payments of at least $5 million (cumulative from all sources), the Subcontractor must comply with Section 6032 of the Deficit Reduction Act of 2005. The Subcontractor must: 1. Establish written policies for all employees, managers, officers, contractors, subcontractors, and agents of the Subcontractor. The policies must provide detailed information about the False Claims Act, administrative remedies for false claims and statements, any state laws about civil or criminal penalties for false claims, and whistleblower protections under such laws, as described in Section 1902(a)(68)(A). 2. Include as part of such written policies detailed provisions regarding the Subcontractor’s policies and procedures for detecting and preventing fraud, waste, and abuse. 3. Include in any employee handbook a specific discussion of the laws described in Section 1902(a)(68)(A), the rights of employees to be protected as whistleblowers, and the Subcontractor’s policies and procedures for detecting and preventing fraud, waste, and abuse.
a.
Subcontractor or Providers shall report to the Contractor provider-preventable conditions associated with claims.

39.
[Use this if UniCare is paying claims] The Contractor shall pay all clean claims for Covered Services rendered by the Subcontractor to a Member within 30 calendar days of receipt, except to the extent the Subcontractor has agreed to later payment in writing. The date of receipt is the date that the Contractor received all documentation necessary to pay the claim, as indicated by its date stamp on the claim or other documentation, and date of payment is the date of the check release or other form of payment release to the Subcontractor. The Contractor shall pay interest in accordance with the Medicaid/WVCHIP Contract requirements for the period in which the clean claim remains unpaid beyond the 30-day period. Interest owed to the Subcontractor shall be paid on the same date as the claim.

[Use this if the Subcontractor is paying claims] The Subcontractor shall pay all clean claims for Covered Services rendered by its subcontractor to a Member within 30 calendar days of receipt, except to the extent the subcontractor has agreed to later payment in writing. The date of receipt is the date that the Subcontractor received all documentation necessary to pay the claim, as indicated by its date stamp on the claim or other documentation, and date of payment is the date of the check release or other form of payment release to the subcontractor. The Subcontractor shall pay interest in accordance with the Medicaid/WVCHIP Contract requirements for the period in which the clean claim remains unpaid beyond the 30-day period. Interest owed to the subcontractor shall be paid on the same date as the claim.

40.
A Subcontract, or any other agreement in which the Contractor receives rebates, recoupments, discounts, payments, incentives, fees, free goods, bundling arrangements, or any other consideration from a subcontractor or any other third party as related to this Contract must be in writing, agreed upon in compliance with contract obligations and the Contractor must allow the State, CMS, the OIG, the Comptroller General, and their designees or its authorized agents to examine the Subcontract or agreement and all related records including the ability to inspect and audit any records or documents.
i.
The subcontract must specify any activities to be performed by the subcontractor that are related to third party liability requirements, if applicable

41. The BMS/CHIP reserves the right to require the replacement of any subcontractor found by the BMS/CHIP to be unacceptable and unable to meet the requirements of the Contract and to object to the selection of a subcontractor.

42. The Contractor must notify the BMS/CHIP of all legal proceedings, actions, and events relating to the Contractor or its subcontractors, affiliates, including parent companies. At a minimum, the following matters must be disclosed:

a. whistleblower or qui tam actions, complaints, or litigation;

b. class-action complaints or lawsuits;

c. legal actions or governmental investigations, alleging fraud or the possibility of fraud;

d. bankruptcy proceedings or petitions where the Contractor, or its subcontractors, affiliates, including parent companies, are named as a debtor;

e. any litigation, mediation, arbitration, between the Contractor and its subcontractor; and

f. criminal actions brought against the Contractor, or its subcontractors, affiliates, including parent companies.

The Contractor must provide written notification within 30 (thirty) calendar days after becoming aware of a matter.

43. Enrollee written materials must be readable at the 6th grade level and easily understood. Materials must be available in alternative formats and in an appropriate manner that takes into consideration the special needs of those who, for example, are visually limited or have limited reading proficiency. Additionally, all enrollees and potential enrollees must be informed that information is available in alternative formats and how to access those formats. The subcontractor must establish a methodology for identifying the prevalent non-English languages spoken by enrollees and potential enrollees throughout the State, make available written information in each prevalent non-English language, and make oral interpretation services available. These services must be free of charge to each potential enrollee and enrollee. This applies to all non-English languages, not just those that the state identifies as prevalent.

a.
Subcontractor should notify enrollees and potential enrollees that oral interpretation is available for any language and written information is available in prevalent languages, and how to access those services. The enrollee must be informed that the information is available in paper form without charge upon request and must be provided with the information within five (5) business days. Electronic information must be placed on a website that is prominent and readily accessible. It must be provided in an electronic form which can be electronically retained and printed.
b.
Written materials must include taglines in the prevalent non-English languages and large print (a font size no smaller than eighteen (18) point) explaining the availability of written translation or oral interpretation and the toll-free and TYY/TDY telephone number of Contractor.

44. The Contractor and subcontractor must comply with the requirements of Section 6505 of the PPACA, entitled “Prohibition on Payments to Institutions or Entities Located Outside of the United States.”

All work performed by the Contractor or a subcontractor under this Contract must be performed exclusively within the United States. No payments shall be made for services or items by the Contractor or a subcontractor to any entity or financial institution outside of the United States.

All information obtained by the Contractor or a subcontractor under this Contract must be stored and maintained within the United States.

45. The Contractor is responsible for any damages, penalties, or disallowances imposed on the State or Contractor arising from any non-compliance or non-performance related to the delivery of the covered services or deliverables under this Contract by the Contractor, its subcontractors or agents.

46. The subcontract must require a written notice of intent to be furnished by the Contractor or its subcontractor in case of the subcontract termination for any reason. A written notice of intent must be given within the following timeframes:

1. 90 days prior to the termination date of a subcontract for systems operations or reporting;

2. 30 days prior to the termination date of a subcontract for administrative services; and

3. 30 days prior to the termination date of any other subcontract. (A written notice of intent is not required in case of a serious breach of a subcontract.)

4. Upon non-renewal or termination of the subcontract, the subcontractor must turn over or provide copies to MCO or BMS/CHIP, or to a designee of BMS/CHIP, all documents, files, and records relating to persons receiving services and to the administration of this contract that BMS/CHIP may request.

47. The Contractor and Subcontractor must provide safeguards that restrict the use or disclosure of information concerning enrollees to purposes directly connected with the administration of this contract. To this end, the Contractor and Subcontractor must establish procedures:

1. To develop and promulgate policies in accordance with Federal and State law establishing who is authorized to receive such information;

2. To safeguard the privacy of any information that identifies a particular enrollee by ensuring that: information from the Contractor or copies of records may be released only to authorized individuals; unauthorized individuals cannot gain access to or alter patient records; and original medical records must be released only in accordance with Federal or State law, court orders, or subpoenas;

3. To address the confidentiality and privacy for minors, subject to applicable Federal and State law; and

4. To abide by all Federal and State laws regarding confidentiality and disclosure for mental health records, medical records, other health information, and any information about an enrollee.

48. All contractors or subcontractors that provide cost, quality, or medical appropriateness reviews or coordination of benefits or subrogation must maintain the confidentiality of medical record information and release the information only in the following manner:

1. All enrollee medical records must be confidential and may not be released without the written consent of the covered persons or responsible party, except as specified below.

i) Written consent is not required for the transmission of medical record information to physicians, other practitioners, or facilities that are providing services to enrollees under a subcontract with the Contractor. This provision also applies to specialty providers who are retained by the Contractor to provide services that are infrequently used or are of an unusual nature. This also allows for transfer of information (written or verbal) to BMS/CHIP staff and to BMS/CHIP subcontractors.

ii) Written consent is not required for the transmission of medical record information to physicians or facilities providing emergency care, or to the Contractor, its staff, contracted providers, or its contractors that are providing cost, quality, or medical appropriateness reviews or coordination of benefits or subrogation.

iii) Written consent is required for the transmission of the medical record information of a former enrollee to any physician not connected with the Contractor, except as set forth in (ii) above.

2. The extent of medical record information to be released in each instance must be based upon tests of medical necessity and a "need to know" basis on the part of the practitioner or a facility requesting the information. Medical records maintained by subcontractors must meet the above requirements.

3. Requirements for access to Subcontractor or Provider records. The Subcontractor or Provider shall provide to WVCHIP: 1. all information required under the MCO’s managed care Contract with WVCHIP, including but not limited to the reporting requirements and other information related to the Subcontractors’ or network providers' performance of its obligations under the Contractor; and 2. any information in its possession sufficient to permit WVCHIP to comply with the federal Balanced Budget Act of 1997 or other federal or state laws, rules, and regulations. If the Subcontractor or network provider place required records in another legal entity's records system and/or platform, the Subcontractor or network provider is responsible for obtaining a copy of these records for use by the above named entities or their representative;

49. The subcontract or subcontractor disclosure forms must provide the definition of ownership per 42 CFR § 455.101. The disclosure forms must request the Subcontractor, Provider, or Sub-subcontractors to disclose information on ownership and control, and information on interlocking relationships per 42 CFR CFR §104 b (3). A Subcontractor that is a business entity, corporation, or a partnership must disclose the name, date of birth (DOB), SSN, and address of each person who is provider’s director, officer, principal, partner, agent, managing employee, or other person with ownership or control interest of five percent (5%) or more in the Subcontractor, Provider, or Sub-Subcontractor.

50. The subcontract or disclosure forms must request the subcontractor to disclose information on ownership and control. A subcontractor that is a business entity, corporation or a partnership must disclose the name, DOB, SSN and address of each person who is a person with ownership and control interest or a partner, officer, director or a managing employee (the Contractor must document whether the control interest is direct or indirect.) The address for corporate entities must include as applicable: primary business address, every business location and P.O. Box address, and tax ID. Disclosure of information on ownership and control must solicit information on interrelationships of persons disclosed per 42 CFR CFR §455.104 (b) and must request tax ID of any Subcontractor, Provider or Provider’s Subcontractor in which the Subcontractor (if entity) has a five percent (5%) or more interest. Disclosure of information on ownership and control must request the name of each entity in which the provider’s persons with ownership and control interest have an ownership or control interest. The Subcontractor must agree to keep information current at all times by informing the Contractor in writing within thirty-five (35) calendar days of any ownership and control changes to the information contained in its application.

51. The subcontract or disclosure forms must request the tax ID for those subcontractors in which the Contractor subcontractor (if entity) has a 5 percent or more interest.

52. The subcontractor or disclosure forms must request information on interrelationship of persons. Specifically, whether the person (individual or corporation) with an ownership or control interest in any subcontractor in which the Contractor has a 5 percent or more interest is related to another person with ownership or control interest in Contractor as a spouse, parent, child, or sibling

53. Subcontractor must certify that the subcontractor and its owners, persons with control interest, managing employees, partners, directors, and officers have not been excluded, suspended, debarred, revoked or any other synonymous action from participation in any program under Title XVIII (Medicare), Title XIX (Medicaid/CHIP), or under the provisions of Executive Order 12549, relating to federal agreement. Subcontractor must certify that persons listed above have also not been excluded, suspended, debarred, revoked or any other synonymous action from participation in any other state or federal health-care program. Subcontractor must verify certified information through: GAS-EPLS, HHS-OIG LEIE, State Exclusion List.

54. Subcontractor must certify that the subcontractor and its owners, persons with control interest, managing employees, partners, directors, and officers have not been excluded, suspended, debarred, revoked or any other synonymous action from participation in any program under Title XVIII (Medicare), Title XIX (Medicaid/CHIP), or under the provisions of Executive Order 12549, relating to federal agreement. Subcontractor must certify that persons listed above have also not been excluded, suspended, debarred, revoked, or any other synonymous action from participation in any other state or federal health-care program. Subcontractor must verify certified information through: GAS-EPLS, HHS-OIG LEIE, and State Exclusion List.

55. The Subcontractor may notify the Contractor immediately at the time it receives notice that any action is being taken against a subcontractor or any person above as defined under the provisions of Section 1128(A) or (B) of the Social Security Act (42 USC §1320a-7), which could result in exclusion from the Medicaid/CHIP program.

56. The Subcontractor agrees to fully comply at all times with the requirements of 45 CFR Part 76, relating to eligibility for federal agreements and grants.

57. The subcontract or subcontract disclosure forms must request the subcontractor, its owners, persons with control interest, provider agents, officers, partners and managing employees to disclose information on criminal convictions related to Medicare, Medicaid/CHIP, or Title XX programs at the time they apply or renew their applications for Medicaid/CHIP participation or at any time on request. In addition, the subcontractor may notify the Contractor immediately at the time it receives notice of such conviction.

58. The subcontract must specify that operational information, including correspondence, documentation of ongoing or outstanding issues, operations support documentation, and operational information regarding Subcontractors as part of Contractor’s Transition.

59. The subcontract must stipulate that the Subcontractor must satisfy all Readiness Review requirements prior to the Subcontractor(s) operational start date.

60. The subcontract must prohibit billing enrollees any amount greater than would be owed if Contractor provided the services directly, if applicable. Enrollees must be held harmless for the costs of all Medicaid/CHIP-covered services provided except for applicable cost-sharing obligations. If applicable, Subcontractor must inform enrollee members in writing of the costs for non-covered services prior to rendering such services. The MCO’s enrollee/members may not be held liable for the Subcontractor’s debts in the event of the Subcontractor’s insolvency.

61. The subcontract must require reducing payments to the network providers by the amount of the member’s copay, regardless of whether the provider successfully collects the copay. The Subcontractor or providers may not routinely waive required co-pays.

62. The subcontract must provide that the Subcontractor or its providers may not charge co-pays to the following Contractor members:

•
Members under age 21 ; Pregnant women (including the 60-day postpartum period following the end of pregnancy);
•
American Indians and Alaska Natives; Members in hospice care;
•
Members who have met their annual maximum limit for the cost-sharing obligations.

63. The Contractor shall enter into a Subcontract agreement to fulfill the requirements of this Contract. Subcontracts must comply with the requirements of 42 CFR CFR §434.6 and 42 CFR CFR §438.230. If applicable, the Subcontractor shall full comply with Medicaid members grievance, appeal, and fair hearing procedures and timeframes. The subcontract must provide that the subcontractor or its providers may not charge co-pays to the following Contractor services:

•
Emergency services;
•
Family planning services;
•
Pregnancy-related services;
•
Services furnished to women who are receiving medical assistance on the basis of the breast or cervical cancer eligibility group;
•
Preventive services for the members under age 18 ;
•
Services for provider-preventable conditions; and
•
Any additional members or services excluded under the State Plan authority.

The subcontract must require compliance with the enrollee grievance, appeal, and fair hearing procedures and timeframes

64. The Subcontractor shall have written policies and procedures for maintaining the confidentiality of data, including medical records/enrollee information and adolescent/STD appointment records. The policies must be in accordance with the privacy requirements in 45 CFR parts 160 and 164, upon their effective dates, to the extent applicable. All enrollee information, medical records, data and data elements collected, maintained or used in the administration of this contract must be protected from unauthorized disclosure.

65. Subcontractors must comply with all applicable Federal and State laws, including the HIPAA Privacy and Security Rule governing the use and disclosure of protected health information.

66. Contractor must explain the definition of “Convicted” in the disclosure form per 42 CFR 1001.2, which includes all convictions, deferred adjudications, and all types of pretrial diversion programs.

67. The Subcontract must comply with the SMDL 06-024. If the entity receives annual Medicaid/CHIP payments of at least $5 million (cumulative, from all sources), requiring the Subcontractor: 1. Establish written policies for all employees, managers, officers, contractors, subcontractors, and agents of the network provider. The policies must provide detailed information about the False Claims Act, administrative remedies for false claims and statements, any state laws about civil or criminal penalties for false claims, and whistleblower protections under such laws, as described in Section 1902(a)(68)(A). 2. Include as part of such written policies detailed provisions regarding the network provider’s policies and procedures for detecting and preventing Fraud, Waste, and Abuse. 3. Include in any employee handbook a specific discussion of the laws described in Section 1902(a)(68)(A), the rights of employees to be protected as whistleblowers, and the provider’s policies and procedures for detecting and preventing Fraud, Waste, and Abuse.

68. The Subcontract must follow marketing requirements.

69. The Subcontract must specify procedures and criteria for terminating the contract, including a requirement that the contractor promptly supply all information necessary for the reimbursement of any outstanding Medicaid/CHIP claims.

70. The subcontract covering behavioral services must be rendered by providers within the scope of their license and in accordance with all state and federal requirements.

71. The subcontract must require that a subcontractor has in place, and follows, written policies and procedures for processing requests for initial and continuing authorizations of services

72. The subcontract must maintain a Provider Services Department and operate a toll-free provider phone line for at least eight (8) hours a day during regular business hours with the following service levels:

-Eighty-three percent (83%) of calls are answered live within thirty (30) seconds during operating hours. Time measured begins when the provider is placed in the call queue to wait to speak to a Provider Services representative

-The call abandonment rate does not exceed five percent (5%) of total calls for the reporting period.

73. Reimbursement terms: The Contract must provide a complete description of the payment method or payment amounts applicable to a provider. The MCO provider Contract or provider manual must explain to providers how to submit a clean claim including a complete listing of all required information, including claims coding and processing guidelines for the applicable provider type. The MCO provider must understand and agree that WVCHIP is not liable or responsible for payment for covered services rendered pursuant to the MCO provider contract.

74. If applicable, Subcontractors or Providers attest to the following certification for claims for WVCHIP goods and services. The certification includes the following information: All statements are true, accurate, and complete; no material fact has been omitted; all services will be Medically Necessary to the health of the specific patient; and understanding that payment will be from Federal and State funds and that any falsification or concealment of a material fact may be prosecuted under Federal and State law.

75. Subcontractors who contract directly with Providers in accordance with 42 CFR §455.105. MCO provider contracts must include language specifying that the contracted provider is required to disclose the following information related to business transactions within thirty-five (35) calendar days of request of the Secretary of DHHS or WVCHIP: full and complete information about (1) the ownership of any Subcontractor with whom the provider has had business transactions totaling more than $25,000 during the previous 12-month period and (2) any significant business transactions between the provider and any wholly owned supplier, or between the provider and any Subcontractor, during the previous five (five) years.

76. Requirement for Providers to comply with 42 CFR §457.1224. The Contract must prohibit providers from engaging in direct marketing to enrollee/members that is designed to increase enrollment in a particular MCO. The prohibition should must not constrain providers from engaging in permissible marketing activities consistent with broad outreach objectives and application assistance.

EXHIBIT E-30

WISCONSIN BADGERCARE PLUS PARTICIPATION ATTACHMENT AND STATE-SPECIFIC REQUIREMENTS

This Exhibit is attached to and incorporated into the Agreement and is applicable solely to Vendor Services provided to or for the administration of the BadgerCare Plus programs in the state of Wisconsin. To the extent any provisions herein conflict with the provisions set forth in the Agreement, the provisions in this Exhibit shall control for those Vendor Services provided to Covered Individuals enrolled in the Wisconsin BadgerCare Plus programs.

1
This Wisconsin BadgerCare Plus Participation Attachment (the “Attachment”) is limited to the terms and conditions governing the provision of and payment for Covered Services provided to Medicaid enrollees who are enrolled in ANTHEM’s Wisconsin Medicaid program (hereinafter referred to as “BadgerCare Plus Members”).

2
For purposes of this Attachment, “BadgerCare Plus” means the Medicaid Managed Care programs established under Title XIX of the federal Social Security Act and the State Children’s Health Insurance Program established under Title XXI of the federal Social Security Act, which are administered by the Wisconsin Department of Health Services (“DHS”).

3
For purposes of this Attachment, “Medicaid” means the Wisconsin medical assistance program operated under Title XIX of the federal Social Security Act, and related State and Federal rules and regulations.

4
For purposes of this Attachment, “Covered Services” means those Medically Necessary health care services for which a BadgerCare Member is eligible.

5
All of Subcontractor’s duties and obligations to Members set forth in the Agreement shall apply to BadgerCare Plus and Medicaid Members. In addition, Subcontractor agrees to the following with respect to BadgerCare Plus Members:
a.
Subcontractor uses only BadgerCare Plus and/or Medicaid SSI- enrolled providers in accordance with this Contract.

b.
No terms of this subcontract are valid which terminate legal liability of the HMO.

c.
Subcontractor agrees to participate in and contribute required data to HMO Quality Assessment/Performance Improvement programs.

d.
Subcontractor agrees to abide by the terms of this Contract for the timely provision of emergency and urgent care. Where applicable, subcontractor agrees to follow those procedures for handling urgent and emergency care cases stipulated in any required hospital/emergency room MOUs signed by the HMO in accordance with this Contract.
e.
Subcontractor agrees to submit HMO encounter data in the format specified by the HMO, so that the HMO can meet the Department specifications required by this Contract. The HMO will evaluate the credibility of data obtained from subcontracted vendors’ external databases to ensure that any patient-reported information has been adequately verified.

f.
Subcontractor agrees to comply with all non-discrimination requirements.

g.
Per 42 CFR 438.3(k), subcontractor agrees to comply with all audit and record retention and inspection requirements of 42 CFR 438.230(c)(3)(i-iv) and, where applicable, the special compliance requirements on abortions, sterilizations, hysterectomies, and HealthCheck reporting requirements. Specifically, the State (including the Office of Inspector General), CMS, the HHS Inspector General, the Comptroller General, or their designees have the right to audit, evaluate, and inspect any books, records, contracts, computer or other electronic systems of the subcontractor, or of the subcontractor’s contractor, that pertain to any aspect of services and activities performed, or determination of amounts payable under the HMO’s contract with the State. This right to audit will exist through 10 years from the final date of the contract period or from the date of completion of any audit, whichever is later.

h.
Any HMO or its subcontractor that enters into a contract with an entity outside the

U.S. must clearly indicate Wisconsin law as jurisdiction for any breach of contract and ensure compliance with state and federal laws allowing for such contracts.

i.
Per 42 CFR 438.230, subcontractor agrees to provide representatives of the HMO, as well as duly authorized agents or representatives of the Department (including the Office of the Inspector General) and the federal Department of Health and Human Services, access to its premises and its contracts, medical records, billing (including contractual rates agreed upon between the HMO and the subcontractor), and administrative records. If the State (including the Office of the Inspector General), CMS, or the HHS Inspector General determines that there is a reasonable possibility of fraud or similar risk, the State, CMS, or the HHS Inspector General may inspect, evaluate, and audit the subcontractor at any time. Refusal will result in sanctions or penalties in Article XIV, Section C against the HMO for failure of its subcontractor to permit access to a Department or federal DHHS representative. Subcontractor agrees otherwise to preserve the full confidentiality of medical records in accordance with this Contract.

j.
Subcontractor agrees to the requirements for maintenance and transfer of medical records stipulated in this Contract.

k.
Subcontractor agrees to ensure confidentiality of family planning services.

l.
Subcontractor agrees not to create barriers to access to care by imposing requirements on members that are inconsistent with the provision of medically necessary and covered BadgerCare Plus and/or Medicaid SSI benefits (e.g., COB recovery procedures that delay or prevent care).

m.
Subcontractor agrees to clearly specify referral approval requirements to its providers and in any sub-subcontracts.

n.
Subcontractor agrees not to bill BadgerCare Plus and/or Medicaid SSI members for medically necessary services covered under this Contract and provided during the members’ period of HMO enrollment. Subcontractor also agrees not to bill members for any missed appointments while the members are eligible under the BadgerCare Plus and/or Medicaid SSI Programs. This provision will remain in effect even if the HMO becomes insolvent. However, if a member agrees in writing to pay for a non- covered service, then the HMO, HMO provider, or HMO subcontractor can bill.

The standard release form signed by the member at the time of services does not relieve the HMO and its providers and subcontractors from the prohibition against billing a BadgerCare Plus or Medicaid SSI member in the absence of a knowing assumption of liability for a non-covered service. The form or other type of acknowledgment relevant to BadgerCare Plus or Medicaid SSI member liability must specifically state the admissions, services, or procedures that are not covered by BadgerCare Plus or Medicaid SSI.

o.
Within 15 business days of the HMO’s request subcontractors must forward medical records pursuant to grievances or appeals to the HMO. If the subcontractor does not meet the 15 business day requirement, the subcontractor must explain why and indicate when the medical records will be provided.

p.
Subcontractor agrees to abide by the terms regarding appeals to the HMO and to the Department regarding the HMO’s nonpayment for services providers render to members.

q.
Subcontractor agrees to abide by the HMO marketing/informing requirements. Subcontractor will forward to the HMO for prior approval all flyers, brochures, letters and pamphlets the subcontractor intends to distribute to its members concerning its HMO affiliation(s), or changes in affiliation, or relating directly to the BadgerCare Plus and/or Medicaid SSI population. Subcontractor will not distribute any “marketing” or member informing materials without the consent of the HMO and the Department.

r.
Subcontractor agrees to abide by the HMO’s restraint policy, which must be provided by the HMO. Members have the right to be free from any form of restraint or seclusion used as a means of force, control, ease or reprisal.

2.
Subcontract Submission Requirements:
a.
Changes in Established Subcontracts:
1)
The HMO must submit changes in previously approved subcontracts to the Department for review and approval before they take effect. This review requirement applies to changes that affect the amount, duration, scope, location, or quality of services.

a)
Technical changes do not have to be approved.

b)
Changes in rates paid do not have to be approved, with the exception of changes in the amounts paid to HMO management services subcontractors.

2)
The Department will review the subcontract changes and respond to the HMO within 15 business days. If the Department does not respond to the request for review within 15 business days of submission, the HMO must contact the HMO Unit Supervisor in the Bureau of Quality and Oversight. A response will be prepared within five business days of this contact.

b.
New Subcontracts:

The HMO must submit new subcontracts to the Department for review and approval before they take effect. If the Department does not respond to the request for review within 15 business days of submission, the HMO must contact the HMO Unit Supervisor in the Bureau of Quality and Oversight. A response will be prepared within five business days of this contact.

3.
Review and Approval of Subcontracts:

The Department may approve, approve with modification, or deny subcontracts under this Contract at its sole discretion. The Department.